[front cover]                                                     April 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
GIFTRUST

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

TWENTIETH CENTURY GROUP
GIFTRUST
(TWGTX)


[40 Years logo]
Four Decades of Serving Investors
40 YEARS
American Century
1958-1998

On the Cover:

Kevin  Lewis and  Cindy  Miller  are part of the  investment  group at  American
Century.



Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. with James E. Stowers III]
James E. Stowers, Jr. with James E. Stowers III, seated

     Stocks have posted historic returns over the last three calendar years (1995-1997), and the first six months of our fiscal year (October 31, 1997, to April 30, 1998) did not interrupt the momentum. U.S. financial indices continued to soar, the generous market values accorded many large, high-profile companies grew even more generous, and small to midsize stocks performed respectably.

     We've been optimistic about the stock market for many years, and today is no exception. We believe stocks should continue to produce good returns over the long haul. But there is one key provision: Inflation and interest rates must remain low. Low inflation and interest rates fuel economic growth and provide a healthy environment for financial assets. Our capital markets should do well until that environment changes.

     Corporate America is also in excellent condition. Companies are highly productive and generating historically strong returns on their investments, including investments in their own stock. But despite the robust economy, not every company is selling at record prices. This remains a market of individual stocks, and many companies have earnings potential that has been either overlooked or poorly understood. These stocks are attractive opportunities, even by the standards of a potentially less enthusiastic market.

     On the corporate front, the past six months have been eventful for American Century. As many of you may know, we gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. The new business partnership will eventually broaden the menu of investment options and services we provide.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and encourage readers to take a closer look.

     Finally, we're proud to note that 1998 is our 40th anniversary. Few fund companies have been around that long, and not many offer nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

     We appreciate your investment with American Century.

Sincerely,
/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
Chairman of the Board and Founder            Chief Executive Officer


[right margin]

                               Table of Contents

   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
GIFTRUST
   Performance Information ................................................    5
   Management Q & A .......................................................    6
     Portfolio at a Glance ................................................    6
     Top Ten Holdings .....................................................    7
     Top Five Industries ..................................................    7
     Types of Investments .................................................    8
   Schedule of Investments ................................................    9
   Statement of Assets and Liabilities ....................................   11
   Statement of Operations ................................................   12
   Statements of Changes in Net Assets ....................................   13
   Notes to Financial Statements ..........................................   14
   Financial Highlights ...................................................   16
BACKGROUND INFORMATION
   Investment Philosophy and Policies .....................................   17
   Comparative Indices ....................................................   17
   Investment Team Leaders ................................................   17
   Glossary ...............................................................   18


                                                   www.americancentury.com     1


Report Highlights
--------------------------------------------------------------------------------
MARKET PERSPECTIVE

o The U.S. stock market continued its powerful advance during the six months ended April 30, 1998. The S&P 500 gained 22.47%.

o A robust economy has fueled the stock market's performance. Low inflation and interest rates and continued corporate earnings growth have contributed to economic strength.

o Earnings growth and profitability are top corporate priorities. The U.S. is one of the most technologically proficient of the industrial nations, and as a result many U.S. companies are enjoying high returns.

o Investors also continue to pour money into the market. Stock prices and investor expectations remain very high. On a historical basis, corporate assets are expensive, and the average dividend yield is very low.

GIFTRUST

o Giftrust's total return for the six months ended April 30, 1998, was 1.47%, compared to a 9.95% return for its benchmark, the Russell 2000 Growth Index. (See total returns on page 5.)

o Smaller stocks suffered significantly because of the Southeast Asian crisis, which was expected to have a significant negative influence on several key industries, notably technology.

o Energy holdings were decreased. They were hit hard by weak oil prices, and earnings slowed in the fourth quarter of 1997.

o Family Dollar Stores and Spine-Tech were two stocks that performed particularly well. Family Dollar, the fund's fourth-largest holding as of April 30, benefited from timely strategic moves and a strong retail environment. Spine-Tech rebounded in the last six months after a rough prior six-month period, when competition threatened its medical specialty products.

o Holdings in the business services and supply area increased significantly. This category includes an eclectic group of companies. For example, Applied Graphics provides computer formatting for magazines, brochures and advertisements, while PMT Services, Inc. is a credit card processing company.

[left margin]

GIFTRUST (TWGTX)

TOTAL RETURNS:     AS OF 4/30/98
6 Months               1.47%*
1 Year                36.76%

NET ASSETS:        $1.1 billion
INCEPTION DATE:      11/25/83


HOLDINGS IN THE  BUSINESS  SERVICES  AND
SUPPLY AREA INCREASED SIGNIFICANTLY. ...
ENERGY HOLDINGS WERE DECREASED.


* Not annualized.

Investment terms are defined in the Glossary on page 18.


2     1-800-345-2021


Market Perspective from Bob Puff
----------------------------------------
[photo of Bob Puff]
Bob Puff, chief investment officer of American Century Investments

A STRONG MARKET

     Most stocks have performed exceptionally well over the past few years. As the chart on page 4 illustrates, the Standard & Poor's 500 Index has been climbing at a very heady rate.

     In fact, calendar 1995-1997 marked one of the best three-year performance runs on record for the large companies that make up the S&P 500. It was the most consistent performance period ever for large-stock indices. All three years saw returns top 20%.

     Small and midsize companies have also performed well, although they have reacted with more volatility to disappointments like the crisis in Southeast Asia, especially if they had a significant customer base in the region. During the six months ended April 30, the Russell 2000 Growth Index gained 9.95%, a solid performance.

A STRONG ECONOMY

     Large and smaller stocks both owe much of their success to a robust, low-inflation economy. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

o U. S. economic growth hit 3.8% in 1997, and 4.8% in the first quarter of 1998.

o   Inflation was a mere 1.4% for the 12 months ended April 30, 1998.

o   In 1997, prices rose at the slowest pace in 12 years.

o Real interest rates (after adjusting for inflation) are among the lowest since the 1960s.

o   Unemployment was the lowest it's been in 28 years.

o   The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies. Earnings growth and productivity are at the top of the business agenda. We are also among the most technologically proficient of the industrial nations, and as a result, U.S. companies are enjoying extraordinarily high internal returns. Return on equity, for example, which is one measure of a company's value to its shareholders, has annualized above 20%, a high number by historical standards.

     Given the positive business climate, it's not surprising stocks remain such a popular investment, and that cash continues to flow into the market at record volumes.

     However, by some key measures stock prices are expensive. Price-earnings ratios are at or near records, and corporate assets at a number of larger companies are richly valued. Dividend yields are also depressed.

INFLATION, INTEREST RATES AND EARNINGS

     What could make the world less equity-friendly? Most probably, an upturn in inflation or a substantial decline in earnings. One doesn't have to look much farther than the last half of 1997, when a spike in oil prices, combined with the



[right margin]

GIVEN  THE  POSITIVE  BUSINESS  CLIMATE,
IT'S NOT SURPRISING STOCKS REMAIN SUCH A
POPULAR INVESTMENT.


MARKET RETURNS

FOR THE SIX MONTHS ENDED APRIL 30, 1998

S&P 500           22.47%
S&P MIDCAP 400    19.17%
RUSSELL 2000      11.88%
Source: Lipper Analytical Services, Inc.


These indices  represent the performance
of    large,     medium     and    small
capitalization stocks.


[line graph - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1998

            S&P 500     S&P Mid-Cap 400     Russell 2000
10/31/97     $1.00           $1.00             $1.00
11/30/97     $1.05           $1.01             $0.99
12/31/97     $1.06           $1.05             $1.01
1/31/98      $1.08           $1.03             $0.99
2/28/98      $1.15           $1.12             $1.07
3/31/98      $1.21           $1.17             $1.11
4/30/98      $1.23           $1.19             $1.12

Value on 4/30/98
S&P 500          $1.22
S&P Midcap 400   $1.19
Russell 2000     $1.12


                                                   www.americancentury.com     3


Market Perspective (continued)
--------------------------------------------------------------------------------
deepening economic crisis in Southeast Asia, raised the specter of higher inflation and lower earnings--and temporarily set the market on its ear.

     If inflation picks up, interest rates are likely to rise too, as the bond market and the Federal Reserve boost rates to slow the economy. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation. Our central bank, the Federal Reserve Board, sets short-term interest rates, but market forces determine intermediate- and long-term rates.

     Over the past few years, bond investors have been quick to push rates up -- and moderate economic growth -- at the first hint of inflation. In other words, market forces, and not the Federal Reserve, took the lead in raising and lowering interest rates.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. By early 1998, as crude oil prices hit a nine-year low, stocks were soaring, even though the fallout from Asia had slowed many companies' earnings.

     This remains a very resilient market, and we are optimistic about its long-term prospects. But expectations are running high, as reflected in the market's steep climb over the last three-plus years. Any uptick in inflation or interest rates could lead to an increase in price volatility and perhaps to returns that are closer to the historical average.


[left margin]

THIS  REMAINS A VERY  RESILIENT  MARKET,
AND  WE   ARE   OPTIMISTIC   ABOUT   ITS
LONG-TERM  PROSPECTS.  BUT  EXPECTATIONS
ARE RUNNING  HIGH,  AS  REFLECTED IN THE
MARKET'S   STEEP  CLIMB  OVER  THE  LAST
THREE-PLUS YEARS.

[mountain graph - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997
DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43
Source: Bloomberg


4    1-800-345-2021


Performance--Giftrust
--------------------------------------------------------------------------------
TOTAL RETURNS AS OF APRIL 30, 1998

                                          RUSSELL 2000
                             GIFTRUST       GROWTH

6 MONTHS(1) ................   1.47%        9.95%
1 YEAR .....................  36.76%       43.70%
----------------------------------------------------------
AVERAGE ANNUAL RETURNS
----------------------------------------------------------
3 YEARS ....................  11.79%       20.08%
5 YEARS ....................  19.14%       16.61%
10 YEARS ...................  19.96%       12.75%
LIFE OF FUND(2) ............  19.14%        9.99%(3)

(1)  Returns for less than one year are not annualized.
(2)  Inception was 11/25/83.
(3) Return since 11/30/83, the date nearest the fund's inception for which data are available.

See pages 17 and 18 for information about the Russell 2000 Growth Index and returns.


[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made 4/30/88
           Giftrust    Russell 2000 Growth
DATE      ACCT VALUE       ACCT VALUE
4/30/88     $10,000         $10,000
4/30/89     $11,986         $11,289
4/30/90     $13,569         $11,362
4/30/91     $15,757         $12,816
4/30/92     $20,452         $14,535
4/30/93     $25,729         $15,393
4/30/94     $33,407         $17,630
4/30/95     $44,176         $19,169
4/30/96     $61,919         $26,713
4/30/97     $45,154         $23,095
4/30/98     $61,753         $33,188

VALUE ON 4/30/98:
Giftrust              $61,753
Russell 2000 Growth   $33,188

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. Russell 2000 Growth is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than the original cost. Giftrust's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of Russell 2000 Growth do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

          Giftrust   Russell 2000 Growth
DATE       RETURN         RETURN
4/30/89    19.86%         12.89%
4/30/90    13.21%          0.64%
4/30/91    16.12%         12.79%
4/30/92    29.79%         13.42%
4/30/93    25.80%          5.90%
4/30/94    29.84%         14.54%
4/30/95    32.24%          8.73%
4/30/96    40.16%         39.35%
4/30/97   -27.08%        -13.61%
4/30/98    36.76%         43.70%

                                                   www.americancentury.com     5


Giftrust--Q&A
--------------------------------------------------------------------------------
     An interview with John Seitzer and Chris Boyd, portfolio managers on the Giftrust investment team.

HOW DID THE FUND PERFORM DURING THE  SIX MONTHS ENDED APRIL 30?

     Giftrust's total return was 1.47%. Its low return was primarily a reflection of the last two months of 1997, when smaller stocks suffered the effects of the "Asian contagion." The phrase refers to the punishment inflicted on many U.S. stocks as Asian economies began to contract. Some Giftrust holdings fell because they do a significant amount of business in Southeast Asia -- home to the world's fastest-growing economies until late last year. Other holdings fell in sympathy with the market and have since rebounded.

     Another significant factor hurting performance was Giftrust's large weighting in energy services. This industry, which provides services and equipment to oil and gas companies, was one of the strongest performers in the portfolio for the prior six-month period. However, the recent drop in energy prices forced producers to reevaluate capital expenditure plans, depressing share prices of service stocks.

HOW DID THE FUND PERFORM RELATIVE TO  ITS BENCHMARK?

     Giftrust's benchmark, the Russell 2000 Growth Index, returned 9.95% for the period and 43.70% for the year. Giftrust's overweighting in energy services and technology, and its lighter weighting in financial stocks relative to the benchmark explains much of the difference. The financial sector performed well during the period.

     If you look at the one-year returns chart on the previous page, you will see Giftrust's return was 36.76% over the 12 months ending April 30, 1998, its second-highest annualized return over the 10 years shown.

GIFTRUST HAS STUMBLED OVER THE LAST FEW YEARS, HOWEVER. WHAT ARE YOU DOING TO GET PERFORMANCE IN LINE WITH ITS MUCH BETTER LONG-TERM RECORD?

     Giftrust's recent returns are not up to either our shareholders' or American Century's expectations, and the company has taken steps to enhance performance. First, the size of the Giftrust investment team has been increased. Secondly, the portfolio's scope has widened to include a broader range of industries that are showing earnings and revenue acceleration. Finally, we are executing our buy and sell decisions in a more timely fashion in an effort to move in and out of positions more effectively. We are optimistic that these changes will result in better performance.

ARE SMALLER AND MID-SIZED COMPANIES MORE INSULATED THAN LARGE, MULTINATIONAL COMPANIES FROM ECONOMIC EVENTS OUTSIDE THE U.S.?

     Not necessarily. In fact, the opposite can be true. For example, a large multinational company may be dependent on Southeast Asia for only a portion of its revenues, whereas a smaller company with a narrower product line may be more tied to Southeast Asian economies. The sector that saw the steepest decline in Southeast Asia's wake was technology, and company size did not make a difference. Among the fund's holdings, Powerwave Technologies, which makes amplifiers for use in wireless communications networks, depended on South Korea for a majority of its revenues in 1997. We sold it in mid-December in response to slowing order trends from South Korea, which resulted in a slower earnings growth outlook.


[left margin]

PORTFOLIO AT A GLANCE
                              4/30/98          10/31/97
----------------------------------------------------------
NO. OF COMPANIES                85                67

MEDIAN P/E RATIO               35.6              31.8

MEDIAN MARKET                  $1.21             $760
CAPITALIZATION                BILLION           MILLION

PORTFOLIO TURNOVER             73%(1)           118%(2)

EXPENSE RATIO                 1.00%(3)           1.00%

A  LARGE  MULTINATIONAL  COMPANY  MAY BE
DEPENDENT ON  SOUTHEAST  ASIA FOR ONLY A
PORTION  OF  ITS  REVENUES,   WHEREAS  A
SMALLER COMPANY WITH A NARROWER  PRODUCT
LINE MAY BE MORE TIED TO SOUTHEAST ASIAN
ECONOMIES.

(1) Six months ended 4/30/98.
(2) Year ended 10/31/97.
(3) Annualized.

Investment terms are defined in the Glossary on page 18.


6      1-800-345-2021


Giftrust--Q&A (continued)
--------------------------------------------------------------------------------
     And then there are Burr Brown Corp. and Vitesse Semiconductor Corp., which produce specialized computer chips for the industrial, automotive and telecommunications markets. Although the companies rely on Southeast Asia for only a small portion of their business, their stocks dipped along with the rest of the technology sector. We held onto them and they have rebounded to new highs.

WHICH STOCKS OR SECTORS CONTRIBUTED MOST TO GIFTRUST'S PERFORMANCE?

     Like the chip makers, computer software and services companies rebounded after sinking in October on news of problems in Southeast Asia. These stocks, which included CBT Group and HBO & Co., were the fund's strongest performers. CBT makes interactive education software for information technology workers while HBO & Co. provides software to hospitals and physician groups.

     Spine-Tech Inc., one of the fund's worst performers for the prior six months, also rebounded to become the top single contributor. The company makes spinal cages, which are metal columns that are inserted between vertebrae when an injured disc is removed. Spine-Tech was depressed last year by concerns that a competing product would be introduced sooner than previously anticipated. Our research led us to believe that the competitor had insufficient research data to receive Food and Drug Administration approval. Rather than join the market in selling the stock, we held our large position. We purchased Spine-Tech in the second calendar quarter of 1997 at an average price of $34. It fell to $29.50 on October 30 as concerns over competition mounted. We ultimately sold it in mid-December at $52.

     Another top contributor was Family Dollar Stores Inc., which benefited from its specific strategies as well as a strong retail environment. The discount store initiated an "everyday low price" strategy in 1995 and competes effectively with Wal-Mart in towns where it attracts shoppers who prefer a smaller store. It has very flexible inventory management and has successfully introduced products that have increased sales while discontinuing unpopular products.

WHICH STOCKS OR SECTORS HURT  PERFORMANCE?

     Kos Pharmaceuticals was the biggest disappointment. The company introduced a new cholesterol-lowering drug, Niaspan, in September. Its stock price dropped in November as sales of the drug got off to a slower start than analysts anticipated.

     Another holding, Trico Marine Services, Inc. was hurt by falling oil prices. The company's diversified fleet of vessels provides a range of services to offshore oil rigs in the Gulf of Mexico, the North Sea and Brazil.

     A final example of a disappointing stock was Rainforest Cafe, a chain of 18 theme restaurants. The stock enjoyed a very good run until January, when management surprised investors with an abrupt change in sales estimates and a more pessimistic outlook.

     We sold these three stocks because their earnings acceleration did not prove sustainable.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE OCTOBER 31, 1997?

     As you can see from the chart at right, our holdings in the business services and supplies category jumped considerably. This is an eclectic group of companies that are growing for a variety of reasons. Applied Graphics provides


[right margin]

TOP TEN HOLDINGS
                                  % OF FUND INVESTMENTS
                                   AS OF        AS OF
                                  4/30/98     10/31/97
------------------------------------------------------

  VITESSE SEMICONDUCTOR CORP.       2.8%        2.2%

  TEKELEC                           2.7%        2.1%

  NBTY, INC.                        2.6%          -

  FAMILY DOLLAR STORES, INC.        2.5%        2.2%

  SUIZA FOODS CORP.                 2.3%          -

  APPLIED GRAPHICS
  TECHNOLOGIES, INC.                2.3%        2.4%

  CONCENTRA MANAGED CARE, INC.      2.3%        1.5%

  UNIPHASE CORP.                    2.1%          -

  CBT GROUP PLC ADR                 2.1%        3.1%

  FLEETWOOD ENTERPRISES, INC.       2.1%          -



  TOP FIVE INDUSTRIES
                                 % OF FUND INVESTMENTS
                                   AS OF        AS OF
                                  4/30/98     10/31/97
  ------------------------------------------------------

  COMPUTER SOFTWARE & SERVICES     12.6%       10.8%

  BUSINESS SERVICES & SUPPLIES      9.1%        2.6%

  ELECTRICAL & ELECTRONIC
  COMPONENTS                        6.7%       13.9%

  AEROSPACE & DEFENSE               6.3%        3.0%

  BIOTECHNOLOGY                     6.0%        8.7%


                                             www.americancentury.com      7


Giftrust--Q&A (continued)
--------------------------------------------------------------------------------
computer formatting for magazines, brochures and advertisements. Its growth is partly due to its success in acquiring competitors and partly to its introduction of a software product that archives and retrieves digital pictures. PMT Services Inc. is a credit card processing company whose growth has come from targeting small businesses that previously did not offer customers a credit card payment option.

     On the sell side, we lightened our holdings in energy services when weak oil prices affected the outlook for these stocks. We also reduced holdings of companies that manufacture communications equipment and electronic components for computers. Although we have seen resilience in some of these stocks, which were indiscriminately punished in the Asian downdraft, we have sold others that are experiencing weaker demand.

     We've redeployed these assets, pursuing earnings acceleration in a wider range of industries. We've also screened our holdings to try to avoid concentrations that are susceptible to a downward move caused by a single event. We hope these changes will decrease volatility and enhance returns for Giftrust beneficiaries.

CHRIS, YOU HAVE JOINED THE GIFTRUST TEAM SINCE WE LAST REPORTED TO SHAREHOLDERS. YOU AND JOHN HAVE A COMBINED 18 YEARS OF FOLLOWING SMALL- AND MID-CAP STOCKS. HOW HAVE THESE MARKETS CHANGED SINCE THE TWO OF YOU BEGAN YOUR CAREERS?

     Today there is more focus on the largest companies due to a combination of strong earnings growth and a trend toward indexing, or buying the stocks in a popular index. In recent years, the stocks of smaller growth companies have not been rewarded by the market in line with their earnings successes. We expect this preference for large-cap stocks will run its course, but it's hard to say when.

     Another significant change is the broad and quick dissemination of information, which has increased the volatility in the market dramatically. Advances in computer and communication technology have compressed the time needed to gather and analyze company financial information. Investment decisions are made and executed more quickly due to electronic trading systems.

     We have adapted to the changing landscape, yet we remain focused on our process of pursuing stocks with accelerating earnings. We believe that money follows earnings, that the stocks of companies with increasing rates of growth will be rewarded most over the long term.


[left margin]

[pie charts]
TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF APRIL 30, 1998
Cash-1%
U.S. Stocks-99%

AS OF OCTOBER 31, 1997
Cash-5%
U.S. Stocks-95%

WE'VE REDEPLOYED ... ASSETS, PURSUING EARNINGS ACCELERATION IN A WIDER RANGE OF INDUSTRIES.


8     1-800-345-2021


Giftrust's Schedule of Investments
--------------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)
Shares                     ($ in Thousands)                            Value
-------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE-- 6.3%

                  590,000  BE Aerospace, Inc.(1)                   $  18,382

                  428,900  DONCASTERS plc ADR(1)(2)                   13,189

                  320,000  Goodrich (B.F.) Company (The)              17,220

                  250,000  Orbital Sciences Corp.(1)                  11,109

                  165,000  Thiokol Corp.                               8,889
                                                                 --------------

                                                                      68,789
                                                                 --------------

AUTOMOBILES & AUTO PARTS-- 4.5%

                  495,000  Fleetwood Enterprises, Inc.                22,863

                  300,000  Gentex Corp.(1)                            10,069

                  375,000  Tenneco Inc.                               16,148
                                                                 --------------

                                                                      49,080
                                                                 --------------

BANKING-- 2.8%

                   80,000  Centura Banks, Inc.                         5,760

                  155,000  First Tennessee National Corp.              5,333

                   95,000  Marshall & Ilsley Corp.                     5,551

                  150,000  Mercantile Bancorporation Inc.              8,306

                  115,900  National Commerce Bancorporation            5,143
                                                                 --------------

                                                                      30,093
                                                                 --------------

BIOTECHNOLOGY-- 6.0%

                  235,000  BioChem Pharma Inc.(1)                      5,963

                  275,000  IDEC Pharmaceuticals Corp.(1)               9,849

                  202,400  IDEXX Laboratories, Inc.(1)                 4,459

                  500,000  Incyte Pharmaceuticals, Inc.(1)            22,531

                  421,000  PathoGenesis Corp.(1)                      16,695

                  190,000  Sangstat Medical Corp.(1)                   6,436
                                                                 --------------

                                                                      65,933
                                                                 --------------

BROADCASTING & MEDIA-- 3.6%

                   88,000  Clear Channel Communications, Inc.(1)       8,294

                  400,000  Heftel Broadcasting Corp.(1)               17,400

                  240,000  Jacor Communications, Inc.(1)              13,643
                                                                 --------------

                                                                      39,337
                                                                 --------------

BUILDING & HOME IMPROVEMENTS-- 0.6%

                  195,000  Premark International, Inc.                 6,508
                                                                 --------------

BUSINESS SERVICES & SUPPLIES-- 9.1%

                  311,100  Analytical Surveys, Inc.(1)                10,071

                  495,000  Applied Graphics Technologies, Inc.(1)     24,812

                  720,000  Billing Information Concepts Corp.(1)      20,048

                  515,000  CKS Group, Inc.(1)                         11,459

                   77,100  HA-LO Industries, Inc.(1)                   2,587

                  943,000  PMT Services, Inc.(1)                      18,270

                  270,000  StaffMark, Inc.(1)                         11,543
                                                                 --------------

                                                                      98,790
                                                                 --------------

CHEMICALS & RESINS-- 0.5%

                  340,000  Catalytica, Inc.                            4,941
                                                                 --------------


Shares                     ($ in Thousands)                           Value
-------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT-- 3.6%

                  300,000  Brooktrout Technology, Inc.(1)         $    6,253

                  350,000  Periphonics Corp.(1)                        4,090

                  575,000  Tekelec(1)                                 28,912
                                                                 --------------

                                                                      39,255
                                                                 --------------

COMMUNICATION SERVICES-- 3.7%

                  580,000  IDT Corp.(1)                               17,817

                  150,000  Pacific Gateway Exchange, Inc.(1)           8,559

                  240,000  PanAmSat Corp.(1)                          14,025
                                                                 --------------

                                                                      40,401
                                                                 --------------

COMPUTER PERIPHERALS-- 1.9%

                  202,000  Digi International Inc.(1)                  5,353

                  520,000  Xylan Corp.(1)                             14,804
                                                                 --------------

                                                                      20,157
                                                                 --------------

COMPUTER SOFTWARE & SERVICES-- 12.6%

                  200,000  American Management System, Inc.(1)         5,769

                  450,000  CBT Group Plc ADR(1)                       22,922

                  230,000  CSG Systems International, Inc.(1)         10,494

                  135,000  Fiserv, Inc.(1)                             8,800

                  260,000  HBO & Co.                                  15,543

                  300,000  JDA Software Group, Inc.(1)                15,113

                  540,000  Macromedia, Inc.(1)                         8,083

                  150,000  Platinum Software Corp.(1)                  3,337

                  430,000  Saville Systems Ireland plc ADR(1)         21,487

                  640,000  Sterling Software, Inc.(1)                 16,920

                  701,200  Vanstar Corp.(1)                            9,334
                                                                 --------------

                                                                     137,802
                                                                 --------------

CONSTRUCTION & PROPERTY
DEVELOPMENT-- 1.1%

                 400,000  Kaufman & Broad Home Corp.                  11,625
                                                                 --------------

CONSUMER PRODUCTS-- 2.6%

               1,400,000  NBTY, Inc.(1)                               27,913
                                                                 --------------

EDUCATION-- 1.0%

                 225,000  Sylvan Learning Systems, Inc.(1)            11,088
                                                                 --------------

ELECTRICAL & ELECTRONIC
COMPONENTS-- 6.7%

                 600,000  Burr-Brown Corp.(1)                         18,206

                  68,100  Galileo Technology Ltd.(1)                   2,205

                 425,000  Uniphase Corp.(1)                           23,136

                 520,000  Vitesse Semiconductor Corp.(1)              29,949
                                                                 --------------

                                                                      73,496
                                                                 --------------

ENERGY (SERVICES)-- 1.2%

                 400,000  Stolt Comex Seaway, S.A.(1)                 13,050
                                                                 --------------

ENVIRONMENTAL SERVICES-- 2.1%

                 505,000  Allied Waste Industries, Inc.(1)            13,919

                 185,000  USA Waste Services, Inc.(1)                  9,077
                                                                 --------------

                                                                      22,996
                                                                 --------------


                                              See Notes to Financial Statements.


                                                 www.americancentury.com      9


Giftrust's Schedule of Investments (continued)

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ in Thousands)                     Value
-------------------------------------------------------------------------------

FINANCIAL SERVICES-- 2.3%

                  528,000  AMRESCO, INC.(1)                        $  19,107

                  210,600  Heller Financial, Inc.(1)                   5,686
                                                                  -------------

                                                                      24,793
                                                                  -------------

FOOD & BEVERAGE-- 2.3%

                  426,000  Suiza Foods Corp.(1)                       25,241
                                                                  -------------

HEALTHCARE-- 2.3%

                  800,000  Concentra Managed Care, Inc.(1)            24,800
                                                                  -------------

INDUSTRIAL EQUIPMENT & MACHINERY -- 1.5%

                  320,000  Trinity Industries, Inc.                   16,320
                                                                  -------------

INSURANCE-- 1.9%

                  170,000  Express Scripts, Inc. Cl A(1)              13,472

                  127,400  Fremont General Corp.                       7,103
                                                                  -------------

                                                                      20,575
                                                                  -------------

MACHINERY & EQUIPMENT-- 2.1%

                  550,000  Discreet Logic Inc.(1)                      9,763

                  250,000  Kennametal Inc.                            13,328
                                                                  -------------

                                                                      23,091
                                                                  -------------

MEDICAL EQUIPMENT & SUPPLIES-- 2.5%

                  162,000  Advanced Technology
                              Laboratories, Inc.(1)                    7,806

                  430,000  Safeskin Corp.(1)                          15,265

                  150,000  Wesley Jessen VisionCare, Inc.(1)           4,622
                                                                  -------------

                                                                      27,693
                                                                  -------------

PHARMACEUTICALS-- 2.0%

                  156,000  Sherer (R.P.) Corp.(1)                     11,388

                  278,000  Twinlab Corp.(1)                           10,877
                                                                  -------------

                                                                      22,265
                                                                  -------------

PRINTING & PUBLISHING-- 1.3%

                  240,000  Consolidated Graphics, Inc.(1)             13,845
                                                                  -------------

Shares                     ($ in Thousands)                     Value
-------------------------------------------------------------------------------
RESTAURANTS-- 1.2%

                  525,000  Cheesecake Factory Inc.(1)              $  13,191
                                                                  -------------

RETAIL (APPAREL)-- 2.7%

                  410,000  Genesco Inc.(1)                             6,944

                  435,000  Stage Stores, Inc.(1)                      22,376
                                                                  -------------

                                                                      29,320
                                                                  -------------

RETAIL (GENERAL MERCHANDISE)-- 2.5%

                  805,000  Family Dollar Stores, Inc.                 27,370
                                                                  -------------

RETAIL (SPECIALTY)-- 1.0%

                  308,000  Action Performance Cos. Inc.(1)            10,674

                  21,462  Corporate Express, Inc.(1)                     215
                                                                  -------------
                                                                      10,889
                                                                  -------------

RUBBER & PLASTICS-- 0.9%

                  120,000  Armstrong World Industries, Inc.           10,290
                                                                  -------------

TEXTILES & APPAREL-- 1.8%

                  300,000  Fruit of the Loom, Inc.(1)                 11,213

                  525,000  Shaw Industries, Inc.                       8,498
                                                                  -------------
                                                                      19,711
                                                                  -------------

TRANSPORTATION-- 0.3%

                  150,000  Dollar Thrifty Automotive Group Inc.(1)     2,832
                                                                  -------------

TOTAL COMMON STOCKS-98.5%                                          1,073,480
                                                                  -------------
 (Cost $855,255)

 TEMPORARY CASH INVESTMENTS-1.5%

Repurchase Agreement, BA Security Services,
Inc., (U.S. Treasury obligations), in a joint
trading account at 5.48%, dated 4/30/98,
due 5/1/98 (Delivery value $16,903)                                   16,900
                                                                  -------------
 (Cost $16,900)

TOTAL INVESTMENT SECURITIES-- 100.0%                              $1,090,380
 (Cost $872,155)                                                  =============

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 4 in Notes to Financial Statements for a summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1998.)

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

o the percentage of total investments in each industry

o the number of shares of each stock

o a list of each investment

o the market value of each investment

o the percent and dollar breakdown of each investment category

o the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements.


10          1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

ASSETS                                 (In Thousands, Except Per-Share Amounts)
-------------------------------------------------------------------------------

Investment securities, at value
(identified cost of $872,155) (Note 3 and Note 4) ............      $ 1,090,380

Cash .........................................................              355

Receivable for investments sold ..............................           28,238

Dividends and interest receivable ............................               71
                                                                    -----------

                                                                      1,119,044
                                                                    -----------

LIABILITIES

Disbursements in excess of demand deposit cash ...............              121

Payable for investments purchased ............................           30,557

Payable for capital shares redeemed ..........................               19

Accrued management fees (Note 2) .............................              894
                                                                    -----------

                                                                         31,591
                                                                    -----------

Net Assets ...................................................      $ 1,087,453
                                                                    ===========


CAPITAL SHARES, $0.01 PAR VALUE

Authorized ...................................................          200,000
                                                                    ===========

Outstanding ..................................................           43,539
                                                                    ===========

Net Asset Value Per Share ....................................      $     24.98
                                                                    ===========

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) ......................      $   869,808

Net investment loss ..........................................           (2,572)

Accumulated undistributed net realized
gain on investment transactions ..............................            1,992

Net unrealized appreciation on investments (Note 3)  .........          218,225
                                                                    -----------
                                                                    $ 1,087,453
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This page details what the fund owns (assets), what it owes (liabilities) and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); income/loss not yet paid to shareholders; gains earned but not yet paid to shareholders (known as realized gains); and gains or losses on securities still owned by the fund (known as unrealized gains or losses). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements.


                                                www.americancentury.com      11


Statement of Operations
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT LOSS                                                  (In Thousands)
-------------------------------------------------------------------------------

Income:

Interest .......................................................       $  1,938

Dividends ......................................................            518
                                                                       --------

                                                                          2,456
                                                                       --------

Expenses (Note 2):

Management fees ................................................          5,023

Directors' fees and expenses ...................................              5
                                                                       --------

                                                                          5,028
                                                                       --------

Net investment loss ............................................         (2,572)
                                                                       --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ...............................          3,696

Change in net unrealized appreciation on investments ...........         16,697
                                                                       --------

Net realized and unrealized gain on investments ................         20,393
                                                                       --------

Net Increase in Net Assets Resulting from Operations ...........       $ 17,821
                                                                       ========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o income earned from investments (dividends and interest)

o management fees and expenses

o gains or losses from selling investments (known as realized gains or losses)

o gains or losses on current fund holdings (known as unrealized gains or losses


See Notes to Financial Statements.


12     1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1997

Increase in Net Assets

                                                       1998               1997
OPERATIONS                                                  (In Thousands)
------------------------------------------------------------------------------

Net investment loss ........................      $    (2,572)      $    (6,690)

Net realized gain on investments ...........            3,696            30,092

Change in net unrealized
appreciation on investments ................           16,697             4,921
                                                  -----------       -----------

Net increase in net assets
resulting from operations ..................           17,821            28,323
                                                  -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on
investment transactions ....................          (30,705)          (27,032)
                                                  -----------       -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..................           56,718           144,894

Proceeds from reinvestment
of distributions ...........................           30,700            27,026

Payments for shares redeemed ...............          (10,721)          (15,321)
                                                  -----------       -----------

Net increase in net assets
from capital share transactions ............           76,697           156,599
                                                  -----------       -----------

Net increase in net assets .................           63,813           157,890
                                                  -----------       -----------

NET ASSETS

Beginning of period ........................        1,023,640           865,750
                                                  -----------       -----------

End of period ..............................      $ 1,087,453       $ 1,023,640
                                                  ===========       ===========

Undistributed net
investment loss ............................      $    (2,572)             --
                                                  ===========       ===========


TRANSACTIONS IN SHARES OF THE FUND

Sold .......................................            2,385             6,139

Issued in reinvestment
of distributions ...........................            1,395             1,126

Redeemed ...................................             (447)             (631)
                                                  -----------       -----------

Net increase ...............................            3,333             6,634
                                                  ===========       ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS --These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o performance

o distributions to shareholders

o shareholders investing, reinvesting distributions or withdrawing money

The changes are broken out into:

o operations--a summary of the Statement of Operations from the previous page for the most recent period

o distributions--income and gains distributed to shareholders

o share transactions--shareholders' purchases, reinvestment of distributions and redemptions

The statement also takes net assets at the beginning of the period to the end of the period.

                                              See Notes to Financial Statements.


                                                  www.americancentury.com    13


Notes to Financial Statements
--------------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Giftrust (the Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


14        1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

    Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
investments, were $783,578,535 and $700,887,829, respectively.

    As of April 30, 1998, accumulated net unrealized appreciation on investments was $216,530,466, based on the aggregate cost of investments for federal income tax purposes of $873,849,556, which consisted of unrealized appreciation of $227,268,543 and unrealized depreciation of $10,738,077.

--------------------------------------------------------------------------------
4. AFFILIATED COMPANY TRANSACTIONS

  A summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 1998, follows:

                                                                           APRIL 30, 1998
                          SHARE BALANCE  PURCHASE   SALES    REALIZED     SHARE     MARKET
ISSUER(1)                    10/31/97      COST     COST    GAIN (LOSS)  BALANCE    VALUE

GIFTRUST                                             ($ in Thousands)
-------------------------------------------------------------------------------------------
DONCASTERS plc ADR            498,900      --     $  1,397  $    510    428,900    $13,189

PAREXEL International Corp.   440,000      --        9,355     6,142       --         --

P-COM, Inc.                  1,300,000     --       16,965     6,737       --         --

Spine-Tech, Inc.              510,000      --       17,908     8,487       --         --

Teledata Communications       612,000      --       13,412    (3,948)      --         --

Trico Marine Services, Inc.   890,000      --       20,422     1,224       --         --
                                       ---------  ---------  ---------  ---------  ---------
                                           --      $79,459   $19,152               $13,189
                                       =========  =========  =========  =========  =========


(1) None of the securities produced income during the period.


                                                 www.americancentury.com      15


Giftrust's Financial Highlights
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31, 1997 (EXCEPT AS NOTED)

                                             1998(1)            1997            1996            1995            1994          1993
PER-SHARE DATA
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ..  $    25.46       $    25.79      $    25.63      $    20.50      $    19.23    $    13.57
                                         ----------       ----------      ----------      ----------      ----------    ----------

Income From Investment Operations

  Net Investment Loss .................       (0.12)(2)        (0.18)(2)       (0.20)(2)       (0.16)(2)       (0.10)        (0.09)

  Net Realized and Unrealized Gain
  on Investment Transactions ..........        0.39             0.63            2.46            6.37            3.28          7.18
                                         ----------       ----------      ----------      ----------      ----------    ----------

  Total From Investment Operations ....        0.27             0.45            2.26            6.21            3.18          7.09
                                         ----------       ----------      ----------      ----------      ----------    ----------

Distributions

  From Net Realized Gains
  on Investment Transactions ..........       (0.75)           (0.78)          (2.10)          (1.08)          (1.91)        (1.42)

  In Excess of Net Realized Gains .....        --               --              --              --              --           (0.01)
                                         ----------       ----------      ----------      ----------      ----------    ----------

  Total Distributions .................       (0.75)           (0.78)          (2.10)          (1.08)          (1.91)        (1.43)
                                         ----------       ----------      ----------      ----------      ----------    ----------

Net Asset Value, End of Period ........  $    24.98       $    25.46      $    25.79      $    25.63      $    20.50    $    19.23
                                         ==========       ==========      ==========      ==========      ==========    ==========

Total Return(3) .......................        1.47%            1.95%           9.72%          32.52%          18.75%        55.84%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets .................        1.00%(4)         1.00%           0.98%           0.98%           1.00%         1.00%

Ratio of Net Investment Loss
to Average Net Assets .................  (0.51)%(4)            (0.74)%         (0.80)%         (0.70)%         (0.70)%       (0.70)%

Portfolio Turnover Rate ...............          73%             118%            121%            105%            115%          143%

Average Commission Paid per Share
of Equity Security Traded .............  $   0.0272       $   0.0278      $   0.0230      $   0.0260           --(5)         --(5)

Net Assets, End of Period
(in millions) .........................  $    1,087       $    1,024      $      866      $      561      $      266    $      154

(1) Six months ended April 30, 1998 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes what contributed to the fund's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

o share price at the beginning of the period

o investment income and capital gains or losses

o distributions of income and capital gains paid to shareholders

o share price at the end of the period

It also includes some key statistics for the period:

o total return--the overall percentage return of the fund, assuming reinvestment of all distributions

o expense ratio--operating expenses as a percentage of average net assets

o net income ratio--net investment income as a percentage of average net assets

o portfolio turnover--the percentage of the portfolio that was replaced


See Notes to Financial Statements.


16       1-800-345-2021


Background Information
--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own policies.

     TWENTIETH CENTURY GIFTRUST generally invests in the securities of small companies that exhibit accelerating growth. Shares of Giftrust can be given only as a gift to someone other than yourself or spouse, and all investments must remain in the fund for a minimum of 10 years or until the recipient reaches the age of majority, whichever is later. The fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     THE S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     THE RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The index is further broken down into two mutually exclusive value and growth indices. The RUSSELL 2000 GROWTH INDEX, used in this report, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.


[right margin]

INVESTMENT TEAM LEADERS
GIFTRUST
PORTFOLIO MANAGER: CHRIS BOYD, CFA
PORTFOLIO MANAGER: JOHN SEITZER, CFA


                                                www.americancentury.com      17


Glossary
--------------------------------------------------------------------------------
RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.


PORTFOLIO STATISTICS

o NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

o  BLUE-CHIP  STOCKS -- stocks of the most  established  companies  in  American
industry.   They  are  generally  large,   fairly  stable  companies  that  have
demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


18       1-800-345-2021


Notes
--------------------------------------------------------------------------------

                                                www.americancentury.com      19


Notes
--------------------------------------------------------------------------------

20       1-800-345-2021

[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years logo]
Four Decades of Serving Investors
40 YEARS
American Century
1958-1998



American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9806                              (c)1998 American Century Services Corporation
SH-BKT-12485                                            Funds Distributor, Inc.

[front cover]                                                     April 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
NEW OPPORTUNITIES

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

TWENTIETH CENTURY GROUP
NEW OPPORTUNITIES
(TWNOX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

On the Cover:

Kevin  Lewis and  Cindy  Miller  are part of the  investment  group at  American
Century.


Our Message to You
--------------------------------------------------------------------------------
[photo James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr. with James E. Stowers III, seated

     Stocks have posted historic returns over the last three calendar years (1995-1997), and the first six months of our fiscal year (October 31, 1997, to April 30, 1998) did not interrupt the momentum. U.S. financial indices continued to soar, the generous market values accorded many large, high-profile companies grew even more generous, and small to midsize stocks performed respectably.

     We've been optimistic about the stock market for many years, and today is no exception. We believe stocks should continue to produce good returns over the long haul. But there is one key provision: Inflation and interest rates must remain low. Low inflation and interest rates fuel economic growth and provide a healthy environment for financial assets. Our capital markets should do well until that environment changes.

     Corporate America is also in excellent condition. Companies are highly productive and generating historically strong returns on their investments, including investments in their own stock. But despite the robust economy, not every company is selling at record prices. This remains a market of individual stocks, and many companies have earnings potential that has been either overlooked or poorly understood. These stocks are attractive opportunities, even by the standards of a potentially less enthusiastic market.

     On the corporate front, the past six months have been eventful for American Century. As many of you may know, we gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. The new business partnership will eventually broaden the menu of investment options and services we provide.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and encourage readers to take a closer look.

     Finally, we're proud to note that 1998 is our 40th anniversary. Few fund companies have been around that long, and not many offer nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[right margin]

             Table of Contents
  Report Highlights ...............   2
  Market Perspective ..............   3
NEW OPPORTUNITIES
  Performance Information .........   5
  Management Q & A ................   6
         Portfolio at a Glance ....   6
         Top Ten Holdings .........   7
         Top Five Industries ......   7
         Types of Investments .....   8
    Schedule of Investments .......   9
    Statement of Assets and
    Liabilities ...................  11
    Statement of Operations .......  12
    Statements of Changes
    in Net Assets .................  13
    Notes to Financial
    Statements ....................  14
    Financial Highlights ..........  16
OTHER INFORMATION
  Retirement Account
  Information .....................  17
  Background Information
         Investment Philosophy
         and Policies .............  18
         Comparative Indices ......  18
         Investment Team Leaders ..  18
    Glossary ......................  19


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

o The U.S. stock market continued its powerful advance during the six months ended April 30, 1998. The S&P 500 gained 22.47%.

o A robust economy has fueled the stock market's performance. Low inflation and interest rates and continued corporate earnings growth have contributed to economic strength

o Earnings growth and profitability are top corporate priorities. The U.S. is one of the most technologically proficient of the industrial nations, and as a result, many U.S. companies are enjoying high returns.

o Investors also continue to pour money into the market. Stock prices and investor expectations remain very high. On a historical basis, corporate assets are expensive, and the average dividend yield is very low.

NEW OPPORTUNITIES

o New Opportunities' total return for the six months ended April 30, 1998, was 13.37%, compared to a 9.95% return for its benchmark, the Russell 2000 Growth Index. (See total returns on page 5.)

o Several factors contributed to the fund's excellent performance, including diversification across many industries; large holdings in strong performers; and our bottom-up approach to selecting stocks with accelerating earnings.

o The fund's best-performing group was computer software and services. These companies rebounded after sinking in October in the wake of the crisis in Southeast Asia.

o Holdings in the business services and supply area increased significantly. This category includes an eclectic group of companies, including Applied Graphics, which provides computer formatting for magazines, brochures and advertisements, and International Telecommunication Data Systems, which provides back-office support for wireless phone companies.

o Pinnacle Systems Inc., a software company, and Helen of Troy Ltd., maker of personal care items, were the two largest holdings as of April 30 and were among the top performing stocks in the portfolio.

o Kos Pharmaceuticals was one of the hardest hit stocks during the period. Sales of its new cholesterol-lowering drug were slower than anticipated.


[left margin]

        NEW OPPORTUNITIES (TWNOX)
TOTAL RETURNS:              AS OF 4/30/98
    6 Months ..............    13.37%*
    1 Year ................    50.50%
NET ASSETS:                $272.9 million
INCEPTION DATE:               12/26/96

INVESTORS ALSO CONTINUE TO POUR MONEY INTO THE MARKET. STOCK PRICES AND INVESTOR EXPECTATIONS REMAIN VERY HIGH.

*  Not annualized.

Investment terms are defined in the Glossary on page 19.


2       1-800-345-2021


Market Perspective from Bob Puff
--------------------------------------------------------------------------------

[photo of Bob Puff]
Bob Puff, chief investment officer of American Century Investments

A STRONG MARKET

     Most stocks have performed exceptionally well over the past few years. As the chart on page 4 illustrates, the Standard & Poor's 500 Index has been climbing at a very heady rate.

     In fact, calendar 1995-1997 marked one of the best three-year performance runs on record for the large companies that make up the S&P 500. It was the most consistent performance period ever for large-stock indices. All three years saw returns top 20%.

     Small and midsize companies have also performed well, although they have reacted with more volatility to disappointments like the crisis in Southeast Asia, especially if they had a significant customer base in the region. During the six months ended April 30, the Russell 2000 Growth Index gained 9.95%, a solid performance.

A STRONG ECONOMY

     Large and smaller stocks both owe much of their success to a robust, low-inflation economy. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

o U. S. economic growth hit 3.8% in 1997, and 4.8% in the first quarter of 1998.

o   Inflation was a mere 1.4% for the 12 months ended April 30, 1998.

o   In 1997, prices rose at the slowest pace in 12 years.

o Real interest rates (after adjusting for inflation) are among the lowest since the 1960s.

o   Unemployment was the lowest it's been in 28 years.

o   The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies. Earnings growth has annualized at a double-digit rate for five of the last six years. We are also among the most technologically proficient of the industrial nations, and as a result, U.S. companies are enjoying extraordinarily high internal returns. Return on equity, for example, which is one measure of a company's value to its shareholders, has annualized above 20%, a high number by historical standards.

     Given the positive business climate, it's not surprising stocks remain such a popular investment, and that cash continues to flow into the market at record volumes.

     However, by some key measures, stock prices are expensive. Price-earnings ratios are at or near records, and corporate assets at a number of larger companies are richly valued. Dividend yields are also depressed.

INFLATION, INTEREST RATES AND EARNINGS

     What could make the world less equity-friendly? Most probably, an upturn in inflation or a substantial decline in earnings. One doesn't have to look much farther than the last half of 1997, when a spike in oil prices, combined with the


[right margin]

THE U.S. ECONOMY IS CURRENTLY DEMONSTRATING A VIGOR WE HAVEN'T SEEN IN A GENERATION.

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1998
S&P 500                        22.47%
S&P MIDCAP 400                 19.17%
RUSSELL 2000                   11.88%

Source: Lipper Analytical Services, Inc.

These  indices   represent   the   performance   of  large,   medium  and  small
capitalization stocks.


[line chart - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1998

            S&P 500     S&P Mid-Cap 400     Russell 2000
10/31/97     $1.00           $1.00             $1.00
11/30/97     $1.05           $1.01             $0.99
12/31/97     $1.06           $1.05             $1.01
1/31/98      $1.08           $1.03             $0.99
2/28/98      $1.15           $1.12             $1.07
3/31/98      $1.21           $1.17             $1.11
4/30/98      $1.23           $1.19             $1.12

Value on 4/30/98
S&P 5000           $1.22
S&P MidCap 400     $1.19
Russell 2000       $1.12


                                               www.americancentury.com     3


Market Perspective (continued)
--------------------------------------------------------------------------------

deepening economic crisis in Southeast Asia, raised the specter of higher inflation and lower earnings--and temporarily set the market on its ear.

     If inflation picks up, interest rates are likely to rise too, as the bond market and the Federal Reserve boost rates to slow the economy. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation. Our central bank, the Federal Reserve Board, sets short-term interest rates, but market forces determine intermediate- and long-term rates.

     Over the past few years, bond investors have been quick to push rates up -- and moderate economic growth -- at the first hint of inflation. In other words, market forces, and not the Federal Reserve, took the lead in raising and lowering interest rates.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. By early 1998, as crude oil prices hit a nine-year low, stocks were soaring, even though the fallout from Asia had slowed many companies' earnings.

     This remains a very resilient market, and we are optimistic about its long-term prospects. But expectations are running high, as reflected in the market's steep climb over the last three-plus years. Any uptick in inflation or interest rates could lead to an increase in price volatility and perhaps to returns that are closer to the historical average.


[left margin]

THIS REMAINS A VERY RESILIENT MARKET, AND WE ARE OPTIMISTIC ABOUT ITS LONG-TERM PROSPECTS. BUT EXPECTATIONS ARE RUNNING HIGH, AS REFLECTED IN THE MARKET'S STEEP CLIMB OVER THE LAST THREE-PLUS YEARS.


[mountain chart - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE             PRICE
12/70            92.15
12/71           102.09
12/72           118.05
12/73            97.55
12/74            68.56
12/75            90.19
12/76           107.46
12/77            95.10
12/78            96.11
12/79           107.94
12/80           135.76
12/81           122.55
12/82           140.64
12/83           164.93
12/84           167.24
12/85           211.28
12/86           242.17
12/87           247.08
12/88           277.72
12/89           353.40
12/90           330.22
12/91           417.09
12/92           435.71
12/93           466.45
12/94           459.27
12/95           615.93
12/96           740.74
12/97           970.43

Source: Bloomberg


4     1-800-345-2021


Performance--New Opportunities
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998
                            NEW OPPORTUNITIES    RUSSELL 2000 GROWTH
6 MONTHS(1) ...................  13.37%                9.95%
1 YEAR ........................  50.50%               43.70%
AVERAGE ANNUAL RETURNS
LIFE OF FUND(2) ...............  14.83%               19.73%(3)

(1) Returns for periods less than one year are not annualized.

(2) Inception was 12/26/96.

(3) Return since 12/31/96, the date nearest the fund's inception for which data are available.

See pages 18 and 19 for information about the Russell 2000 Growth Index and returns.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 4/30/98
Russell 200 Growth       $12,713
New Opportunities        $11,827

            New Opps     Russell 2000 Growth
DATE       ACCT VALUE        ACCT VALUE
12/31/96     $10,000          $10,000
1/31/97       $9,745          $10,250
2/28/97       $8,763           $9,631
3/31/97       $7,957           $8,951
4/30/97       $7,860           $8,847
5/31/97       $9,294          $10,177
6/30/97       $9,962          $10,522
7/31/97      $10,847          $11,061
8/31/97      $10,945          $11,392
9/30/97      $11,712          $12,301
10/31/97     $10,434          $11,562
11/30/97     $10,060          $11,287
12/31/97     $10,316          $11,294
1/31/98      $10,001          $11,144
2/28/98      $10,826          $12,128
3/31/98      $11,455          $12,636
4/30/98      $11,827          $12,713

$10,000 investment made 12/31/96

The chart at left shows the growth of a $10,000 investment in the fund since 12/31/96. Russell 2000 Growth is provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than the original cost. New Opportunities' total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the total return of Russell 2000 Growth does not.


                                               www.americancentury.com        5


New Opportunities--Q&A
--------------------------------------------------------------------------------

     An interview with Chris Boyd and John Seitzer, portfolio managers on the New Opportunities investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30?

     New Opportunities' total return was 13.37%. For the year ended April 30, the fund's return was 50.50%.

     Diversification across a broad array of industries has been an advantage for the fund, especially in the more recent period, when some sectors declined steeply due to lower oil prices and economic problems in Southeast Asia. In addition to avoiding some problem areas, New Opportunities was well-positioned in several large holdings that turned in powerful performances.

     One example was Pinnacle Systems Inc., whose shares appreciated 49% during the period. The stock was owned during that entire run and represented 3.6% of investments at April 30, 1998. Pinnacle makes editing systems that allow video editors to introduce special computerized effects. The company's growth spurt is the result of product introductions into new marketing channels, which have significantly expanded Pinnacle's market. It now has a video editing product for the consumer market that is available at stores such as Best Buy.

     Another large holding, Helen of Troy, entered the period somewhat battered by investor reaction to news about manufacturing problems. Our research convinced us the problem was short-term. We held onto the stock and watched it rise 23%. Helen of Troy makes hairdryers, curling irons and other personal care items. It has grown rapidly by signing agreements to use brand names such as Revlon and Dr. Scholl's on its products.

HOW DID NEW OPPORTUNITIES PERFORM RELATIVE TO ITS BENCHMARK?

     New Opportunities' benchmark, Russell 2000 Growth, returned 9.95% for the six months and 43.70% for the year. The fund's better performance came as a result of our bottom-up approach to stock picking, buying companies with accelerating earnings and selling companies that no longer pass the earnings test.

HOW WERE HOLDINGS AFFECTED BY THE  ECONOMIC PROBLEMS IN SOUTHEAST ASIA?

     The impact was mostly temporary. Good examples were Burr Brown Corp. and Vitesse Semiconductor Corp., which produce specialized computer chips for the industrial, automotive and telecommunications markets. Although the companies rely on Southeast Asia for only a small portion of their business, their stocks dipped along with the rest of the technology sector late last year. We held on, and they have rebounded to new highs.

WHICH STOCKS OR SECTORS CONTRIBUTED MOST TO PERFORMANCE?

     Like the chip makers, computer software and services companies rebounded after sinking in October on news of problems in Southeast Asia. These stocks, which included CBT Group, were the fund's strongest performers. CBT provides interactive education software for information technology workers.

     Along with Pinnacle and Helen of Troy, DM Management Co. was another significant contributor. The company offers high-quality women's apparel and accessories through two catalogs, J. Jill and Nicole Summers. It has benefited from a strong retail market and successful strategies for marketing to women aged 35 and older.


[left margin]

PORTFOLIO AT A GLANCE
                                                 4/30/98          10/31/97
NO. OF COMPANIES                                   80                64
MEDIAN P/E RATIO                                  30.2              28.5
MEDIAN MARKET                                     $506              $398
  CAPITALIZATION                                 MILLION           MILLION
PORTFOLIO TURNOVER                                74%(1)            118%(2)
EXPENSE RATIO                                    1.50%(3)          1.49%(3)


IN  ADDITION  TO  AVOIDING   SOME   PROBLEM   AREAS,   NEW   OPPORTUNITIES   WAS
WELL-POSITIONED IN SEVERAL LARGE HOLDINGS THAT TURNED IN POWERFUL PERFORMANCES.


(1) Six months ended 4/30/98.

(2) For the period from 12/26/96 to 10/31/97.

(3) Annualized.

Investment terms are defined in the Glossary on page 19.


6            1-800-345-2021


New Opportunities--Q&A (continued)
--------------------------------------------------------------------------------

     Spine-Tech Inc., among the fund's worst performers for the prior six-month period, also rebounded to be a top contributor. The company makes spinal cages, which are metal columns that are inserted between vertebrae when an injured disc is removed. Spine-Tech was depressed last year by concerns that a competing product would be introduced sooner than previously anticipated. Our research led us to believe that the competitor had insufficient research data to receive Food and Drug Administration approval. Rather than join the market in selling the stock, we held our position. We purchased Spine-Tech in the second calendar quarter of 1997 at an average price of $42. It fell to $28 by October 31 as concerns over competition mounted. We ultimately sold the position in mid-December at $52.

     Miscellaneous wholesalers was another top-performing group. Among companies in this category were battery maker Rayovac Corp. and Action Performance Companies. Rayovac's stock was boosted by continued market share gains at mass merchants such as Wal-Mart, while Action has built on its stable of NASCAR miniature replicas by signing exclusive product marketing agreements with NASCAR drivers.

WHICH STOCKS OR SECTORS  HURT PERFORMANCE?

     Kos Pharmaceuticals was among the biggest disappointments. The company introduced a new cholesterol-lowering drug, Niaspan, in September. Its stock price dropped in November as sales of the drug were slower than analysts anticipated.

     Another holding, Trico Marine Services, Inc. was hurt by falling oil prices. The company's diversified fleet of vessels provides a range of services to offshore oil rigs in the Gulf of Mexico, the North Sea and Brazil.

     A final example of a disappointing stock is Rainforest Cafe, a chain of 18 theme restaurants. The stock enjoyed a very good run until January, when management surprised investors with an abrupt change in sales estimates and a more pessimistic outlook.

     We sold these three stocks because their earnings acceleration did not prove sustainable.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE OCTOBER 31, 1997?

     As you can see from the chart below, our holdings in the business services and supplies category jumped considerably. This is an eclectic group of companies that are growing for a variety of reasons. Applied Graphics provides computer formatting for magazines, brochures and advertisements. Its growth is partly due to its success in acquiring competitors and partly to its introduction of a software product that archives and retrieves digital pictures. International Telecommunication Data Systems provides back-office support for wireless phone companies. Due to deregulation of the telecommunications industry, there are many start-up wireless companies that are outsourcing billing and other services.

     On the sell side, we lightened holdings in energy services and electronics significantly. The former was hit hard by weak oil prices while Southeast Asia affected the latter. We've redeployed these assets, pursuing earnings acceleration in a wide range of industries. We've also screened our holdings to try to avoid concentrations that are susceptible to a downward move caused by a single event. We hope these changes will decrease volatility and enhance returns.


[right margin]

TOP TEN HOLDINGS
                              % OF FUND INVESTMENTS
                                   AS OF AS OF
                             4/30/98      10/31/97
   PINNACLE
   SYSTEMS, INC.              3.6%          2.5%

   HELEN OF TROY LTD.         3.0%          2.8%

   AMERICAN ITALIAN
   PASTA CO. CL A             2.6%          2.1%

   ROBERTS
   PHARMACEUTICAL
   CORP.                      2.3%            -

   FRED'S, INC.               2.3%          1.7%

   NBTY, INC.                 2.3%            -

   INTERNATIONAL
   TELECOMMUNICATION
   DATA SYSTEMS, INC.         2.0%            -

   SUPERIOR CONSULTANT
   HOLDINGS CORP.             1.9%          1.3%

   APPLIED POWER INC.         1.9%          1.8%

   KRONOS INC.                1.9%            -



TOP FIVE INDUSTRIES
                              % of FUND INVESTMENTS
                                   AS OF AS OF
                             4/30/98         10/31/97
BUSINESS SERVICES
& SUPPLIES                     10.2%           2.3%

COMPUTER SOFTWARE
& SERVICES                      8.7%           8.6%

MACHINERY &
EQUIPMENT                       7.1%          10.6%

CONSUMER PRODUCTS               6.7%           4.1%

ELECTRIC &
ELECTRONIC
COMPONENTS                      5.7%          13.6%


                                                 www.americancentury.com    7


New Opportunities--Q&A (continued)
--------------------------------------------------------------------------------

CHRIS, YOU HAVE JOINED THE NEW OPPORTUNITIES TEAM SINCE WE LAST REPORTED TO SHAREHOLDERS. YOU AND JOHN HAVE A COMBINED 18 YEARS OF EXPERIENCE FOLLOWING SMALL- AND MID-CAP STOCKS. HOW HAVE THESE MARKETS CHANGED SINCE THE TWO OF YOU BEGAN YOUR CAREERS?

     Today there is more focus on the largest companies due to a combination of strong earnings growth and a trend toward indexing, or buying the stocks in a popular index.

     In recent years, the stocks of smaller growth companies have not been rewarded by the market in line with their earnings successes. We expect this preference for large-cap stocks will run its course, but it's hard to say when.

     Another significant change is the broad and quick dissemination of information, which has increased the volatility in the market dramatically. Advances in computer and communication technology have compressed the time needed to gather and analyze company financial information. Investment decisions are made and executed more quickly, due to electronic trading systems.

     We have adapted to the changing landscape, and we remain focused on our process of pursuing stocks with accelerating earnings. We believe that money follows earnings, that the stocks of companies with increasing rates of growth will be rewarded most over the long term.


[left margin]

[pie charts]
TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1998
Cash          1%
U.S.Stocks   99%

AS OF OCTOBER 31, 1997
Cash           8%
U.S. Stocks   92%

WE LIGHTENED HOLDINGS IN ENERGY SERVICES AND ELECTRONICS SIGNIFICANTLY.


8          1-800-345-2021


New Opportunities' Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                    ($ in Thousands)                           Value
--------------------------------------------------------------------------------
COMMON STOCKS
AEROSPACE & DEFENSE-- 2.0%
                  116,400  Anaren Microwave, Inc.(1)               $ 2,146
                   75,000  Triumph Group, Inc.(1)                    3,394
                                                                 -----------
                                                                     5,540
                                                                 -----------
AIRLINES--0.5%
                   65,000  Midway Airlines Corp.(1)                  1,369
                                                                 -----------
AUTOMOBILES & AUTO PARTS-- 5.3%
                  187,000  Coachmen Industries, Inc.                 4,652
                   60,000  Fleetwood Enterprises, Inc.               2,771
                   75,000  Gentex Corp.(1)                           2,518
                   88,000  Tower Automotive, Inc.(1)                 4,692
                                                                 -----------
                                                                    14,633
                                                                 -----------
BIOTECHNOLOGY-- 1.3%
                   88,000  PathoGenesis Corp.(1)                     3,490
                                                                 -----------
BUSINESS SERVICES & SUPPLIES-- 10.2%
                   67,000  Applied Graphics Technologies, Inc.(1)    3,358
                   90,000  DA Consulting Group, Inc.(1)              1,578
                  117,800  HA-LO Industries, Inc.(1)                 3,954
                  185,000  International Telecommunication
                             Data Systems, Inc.                      5,562
                  130,000  Kroll-O'Gara Company(1)                   2,775
                   97,500  Metzler Group, Inc. (The)(1)              3,425
                   90,000  Nova Corp.(1)                             3,060
                  100,000  Steven Myers & Associates, Inc.(1)        1,719
                  100,000  Wackenhut Corrections Corp.(1)            2,613
                                                                 -----------
                                                                    28,044
                                                                 -----------
COMMUNICATION EQUIPMENT-- 4.6%
                   92,500  Excel Switching Corp.(1)                  1,977
                   92,000  Gilat Satellite Networks Ltd.(1)          3,528
                   65,000  NICE-Systems Ltd. ADR(1)                  2,803
                   87,000  Tekelec(1)                                4,374
                                                                 -----------
                                                                    12,682
                                                                 -----------
COMMUNICATION SERVICES-- 0.8%
                   60,000  Exodus Communications, Inc.(1)            2,282
                                                                 -----------
COMPUTER SOFTWARE & SERVICES-- 8.7%
                   52,000  CBT Group Plc ADR(1)                      2,649
                   66,000  Deltek Systems, Inc.(1)                   1,423
                   74,000  JDA Software Group, Inc.(1)               3,728
                  130,000  Macromedia, Inc.(1)                       1,946
                   88,000  Mastech Corp.(1)                          2,329
                   60,000  Mobius Management Systems, Inc.(1)        1,106
                   47,500  New Dimension Software Ltd.(1)            1,265
                   52,000  Project Software & Development, Inc.(1)   1,388
                  110,000  QuadraMed Corp.(1)                        3,156
                  134,400  Superior Consultant Holdings Corp.(1)     5,183
                                                                 -----------
                                                                    24,173
                                                                 -----------
CONSTRUCTION & PROPERTY
DEVELOPMENT-- 1.4%
                  111,000  NVR, Inc.(1)                              3,843
                                                                 -----------

Shares                    ($ in Thousands)                           Value
----------------------------------------------------------------------------
CONSUMER PRODUCTS-- 6.7%
              401,800  Helen of Troy Ltd.(1)                       $ 8,161
              312,000  NBTY, Inc.(1)                                 6,221
              183,000  Rayovac Corporation(1)                        4,255
                                                                 -----------
                                                                    18,637
                                                                 -----------
ELECTRICAL & ELECTRONIC
COMPONENTS-- 5.8%
              150,000  Burr-Brown Corp.(1)                           4,552
              210,000  Cree Research, Inc.(1)                        3,511
               15,500  Galileo Technology Ltd.(1)                     502
              136,500  REMEC, Inc.(1)                                3,378
               68,200  Vitesse Semiconductor Corp.(1)                3,928
                                                                 -----------
                                                                    15,871
                                                                 -----------
ENERGY (SERVICES)-- 2.3%
               45,000  Coflexip, S.A. ADR                            3,184
               60,000  Veritas DGC Inc.(1)                           3,251
                                                                 -----------
                                                                     6,435
                                                                 -----------
ENVIRONMENTAL SERVICES-- 1.1%
               92,500  Superior Services Inc.(1)                     3,006
                                                                 -----------
FINANCIAL SERVICES-- 1.6%
              125,000  AMRESCO, INC.(1)                              4,523
                                                                 -----------
FOOD & BEVERAGE-- 5.5%
              235,000  American Italian Pasta Co. Cl A(1)            7,284
               45,000  Hain Food Group, Inc. (The)(1)                 931
              172,600  Northland Cranberries, Inc.                   2,929
               70,300  Suiza Foods Corp.(1)                          4,165
                                                                 -----------
                                                                    15,309
                                                                 -----------
FURNITURE & FURNISHINGS-- 1.5%
              107,000  CompX International Inc.(1)                   2,688
               90,000  O'Sullivan Industries Holdings, Inc.(1)       1,361
                                                                 -----------
                                                                     4,049
                                                                 -----------
HEALTHCARE-- 4.5%
              141,451  Concentra Managed Care, Inc.(1)               4,385
              200,000  CryoLife, Inc.(1)                             3,313
              175,000  Province Healthcare Co.(1)                    4,780
                                                                 -----------
                                                                    12,478
                                                                 -----------
INDUSTRIAL EQUIPMENT & MACHINERY -- 2.3%
              200,000  Johnstown America Industries, Inc.(1)         3,256
               61,000  Trinity Industries, Inc.                      3,111
                                                                 -----------
                                                                     6,367
                                                                 -----------
INSURANCE-- 1.6%
               84,000  LandAmerica Financial Group, Inc.             4,431
                                                                 -----------
MACHINERY & EQUIPMENT-- 7.1%
              137,800  Applied Power Inc.                            5,150
              255,000  Discreet Logic Inc.(1)                        4,526
              250,000  Pinnacle Systems, Inc.(1)                    10,030
                                                                 -----------

                                                                    19,706
                                                                 -----------

                                              See Notes to Financial Statements.


                                                www.americancentury.com    9


New Opportunities' Schedule of Investments (continued)
----------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)
Shares                    ($ in Thousands)                         Value
----------------------------------------------------------------------------
MEDICAL EQUIPMENT & SUPPLIES-- 3.1%
                  192,900  CONMED Corp.(1)                         $4,376
                   96,000  Cyberonics, Inc.(1)                      2,292
                   86,500  CyberOptics Corp.(1)                     1,933
                                                                -----------
                                                                    8,601
                                                                -----------
OFFICE EQUIPMENT & SUPPLIES-- 1.9%
                  145,000  Kronos Inc.(1)                           5,129
                                                                -----------
PHARMACEUTICALS-- 5.0%
                   90,000  Barr Laboratories, Inc.(1)               3,651
                  375,000  Roberts Pharmaceutical Corp.(1)          6,374
                  157,000  Schein Pharmaceutical, Inc.(1)           3,847
                                                                -----------
                                                                   13,872
                                                                -----------
PRINTING & PUBLISHING-- 1.6%
                  180,000  Media Arts Group, Inc.(1)                4,359
                                                                -----------
RESTAURANTS-- 1.0%
                  195,000  Buffets, Inc.(1)                         2,876
                                                                -----------
RETAIL (APPAREL)-- 1.5%
                  148,000  DM Management Co.(1)                     4,061
                                                                -----------
RETAIL (GENERAL MERCHANDISE)-- 3.2%
                   72,000  Enesco Group, Inc.(1)                    2,412
                  253,300  Fred's, Inc.                             6,317
                                                                -----------
                                                                    8,729
                                                                -----------

Shares                    ($ in Thousands)                          Value
---------------------------------------------------------------------------
RETAIL (SPECIALTY)-- 3.5%
                   39,000  Action Performance Cos. Inc.(1)        $1,352
                  135,000  CSK Auto Corp.(1)                       3,645
                   45,000  Watsco, Inc.                            1,316
                  145,000  Wilmar Industries, Inc.(1)              3,403
                                                               ------------
                                                                   9,716
                                                               ------------
STEEL-- 1.7%
                   80,000  Carpenter Technology Corp.              4,645
                                                               ------------
TEXTILES & APPAREL-- 0.9%
                  120,000  Columbia Sportswear Co.(1)              2,531
                                                               ------------
TRANSPORTATION-- 0.8%
                   80,000  AirNet Systems Inc.(1)                  2,160
                                                               ------------
TOTAL COMMON STOCKS-- 99.0%                                      273,547
                                                               ------------
          (Cost $219,857)

TEMPORARY CASH INVESTMENTS-1.0%
Repurchase Agreement, B.A. Securities Inc.,
(U.S. Treasury obligations), in a joint trading
account at 5.48%, dated 4/30/98,
due 5/1/98 (Delivery value $2,900)
   (Cost $2,900)                                                   2,900
                                                               ------------
TOTAL INVESTMENT SECURITIES-- 100.0%                            $276,447
                                                               ============
   (Cost $222,757)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS --This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

o the percentage of total investments in each industry
o the number of shares of each stock
o a list of each investment o the market value of each investment
o the percent and dollar breakdown of each investment category
o the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements.


10            1-800-345-2021


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)
ASSETS                                 (In Thousands, Except Per-Share Amounts)

Investment securities, at value
(identified cost of $222,757) (Note 3) .......................        $ 276,447
Receivable for investments sold ..............................            5,155
Receivable for capital shares sold ...........................               52
Dividends and interest receivable ............................               18
                                                                      ---------
                                                                        281,672
                                                                      ---------
LIABILITIES
Disbursements in excess of demand deposit cash ...............              268
Payable for investments purchased ............................            8,128
Accrued management fees (Note 2) .............................              331
                                                                      ---------
                                                                          8,727
                                                                      ---------
Net Assets ...................................................        $ 272,945
                                                                      =========
CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................................          100,000
                                                                      =========
Outstanding ..................................................           45,336
                                                                      =========
Net Asset Value Per Share ....................................        $    6.02
                                                                      =========
NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ......................        $ 217,684
Net investment loss ..........................................           (1,455)
Accumulated undistributed net realized
   gain from investment transactions .........................            3,026
Net unrealized appreciation
on investments (Note 3) ......................................           53,690
                                                                      ---------
                                                                      $ 272,945
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This page details what the fund owns (assets), what it owes (liabilities) and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); income/loss not yet paid to shareholders; gains earned but not yet paid to shareholders (known as realized gains); and gains or losses on securities still owned by the fund (known as unrealized gains or losses). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements.


                                             www.americancentury.com          11


Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
INVESTMENT LOSS                                                  (In Thousands)

Income:
Interest ........................................................      $    255
Dividends .......................................................            79
                                                                       --------
                                                                            334
                                                                       --------
Expenses (Note 2):
Management fees .................................................         1,788
Directors' fees and expenses ....................................             1
                                                                       --------
                                                                          1,789
                                                                       --------
Net investment loss .............................................        (1,455)
                                                                       --------
REALIZED AND UNREALIZED  GAIN ON INVESTMENTS (NOTE 3)
Net realized gain on investments ................................         6,777
Change in net unrealized appreciation on investments ............        26,995
                                                                       --------
Net realized and unrealized gain on investments .................        33,772
                                                                       --------
Net Increase in Net Assets Resulting from Operations ............      $ 32,317
                                                                       ========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

o income earned from investments (dividends and interest)

o management fees and expenses

o gains or losses from selling investments (known as realized gains or losses)

o gains or losses on current fund holdings (known as unrealized gains or losses


See Notes to Financial Statements.


12         1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
AND FOR THE PERIOD DECEMBER 26, 1996 (INCEPTION) THROUGH OCTOBER 31, 1997

Increase in Net Assets
                                                        1998             1997
OPERATIONS                                                  (In Thousands)

Net investment loss ............................      $  (1,455)      $  (1,568)
Net realized gain (loss) on investments ........          6,777          (3,751)
Change in net unrealized
    appreciation on investments ................         26,995          26,695
                                                      ---------       ---------
Net increase in net assets
resulting from operations ......................         32,317          21,376
                                                      ---------       ---------
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ......................         27,392         220,830
Payments for shares redeemed ...................        (18,030)        (10,940)
                                                      ---------       ---------
Net increase in net assets
from capital share transactions ................          9,362         209,890
                                                      ---------       ---------
Net increase in net assets .....................         41,679         231,266
                                                      ---------       ---------
NET ASSETS
Beginning of period ............................        231,266            --
                                                      ---------       ---------
End of period ..................................      $ 272,945       $ 231,266
                                                      =========       =========

Net investment loss ............................      $  (1,455)           --
                                                      =========       =========
TRANSACTIONS IN SHARES  OF THE FUND
Sold ...........................................          5,227          45,726
Redeemed .......................................         (3,420)         (2,197)
                                                      ---------       ---------
Net increase ...................................          1,807          43,529
                                                      =========       =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o performance

o shareholders investing or reinvesting distributions or withdrawing money


The changes are broken out into:

o or the most recent period

o share transactions--shareholders' purchases, reinvestment of distributions and redemptions


The statement also takes net assets at the beginning of the period to the end of the period.

                                              See Notes to Financial Statements.


                                                 www.americancentury.com     13


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century New Opportunities Fund (the Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     At October 31, 1997, accumulated net realized capital loss carryovers of $3,542,313 (expiring in 2005) may be used to offset future taxable gains.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


14            1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.50%.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  investment   securities,   excluding  short-term
investments, totaled $195,331,021 and $174,769,985, respectively.

     As of April 30, 1998, accumulated net unrealized appreciation was $53,480,824, based on the aggregate cost of investments for federal income tax purposes of $222,965,722, which consisted of unrealized appreciation of $56,537,782 and unrealized depreciation of $3,056,958.


                                             www.americancentury.com          15


New Opportunities' Financial Highlights
--------------------------------------------------------------------------------

           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED OCTOBER 31, 1997
                                                               (EXCEPT AS NOTED)

                                                     1998(1)          1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .....    $        5.31      $        5.00
                                              -------------      -------------
Income From Investment Operations
   Net Investment Loss
   Net Realized and Unrealized ...........            (0.03)             (0.04)
Gain on Investment Transactions ..........             0.74               0.35
                                              -------------      -------------
Total From Investment Operations .........             0.71               0.31
                                              -------------      -------------
Net Asset Value, End of Period ...........    $        6.02      $        5.31
                                              =============      =============

Total Return(3) ..........................            13.37%              6.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets(4) ...............             1.50%              1.49%
Ratio of Net Investment Loss
  to Average Net Assets(4) ...............            (1.22)%            (1.09)%
Portfolio Turnover Rate ..................               74%               118%
Average Commission Paid per
  Share of Equity Security Traded ........    $      0.0255      $      0.0251
Net Assets, End of Period
  (in thousands) .........................    $     272,945      $     231,266

(1) Six months ended April 30, 1998 (unaudited).

(2) December 26, 1996 (inception) through October 31, 1997.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes what contributed to the fund's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

o share price at the beginning of the period

o investment income and capital gains or losses

o distributions of income and capital gains paid to shareholders

o share price at the end of the period


It also includes some key statistics for the period:

o total return--the overall percentage return of the fund, assuming reinvestment of all distributions

o expense ratio--operating expenses as a percentage of average net assets

o net income ratio-- net investment income as a percentage of average net asset

o portfolio turnover--the percentage of the portfolio that was replaced


See Notes to Financial Statements.


16            1-800-345-2021


Retirement Account Information
--------------------------------------------------------------------------------

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                               www.americancentury.com       17


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies.

     TWENTIETH CENTURY NEW OPPORTUNITIES generally invests in the securities of small companies that exhibit accelerating growth. The fund is subject to significant price volatility, but offers high long-term growth potential.


COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     THE S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     THE S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     THE RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million. The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.


[left margin]

INVESTMENT TEAM LEADERS

NEW OPPORTUNITIES
PORTFOLIO MANAGER:          CHRIS BOYD, CFA
PORTFOLIO MANAGER:        JOHN SEITZER, CFA


18        1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on page 16.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

o EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

o BLUE-CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS --generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.


STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


                                               www.americancentury.com       19


Notes
--------------------------------------------------------------------------------


20         1-800-345-2021

[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
Recycled


[back cover]

[40 Years]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES



9806                              (c)1998 American Century Services Corporation
SH-BKT-12487                                            Funds Distributor, Inc.

[front cover]                                                     April 30, 1998

SEMIANNUAL REPORT
-----------------

AMERICAN CENTURY


               [graphic of computer screen, eye glasses, keyboard]


AMERICAN CENTURY GROUP
-----------------------

BALANCED
                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]

American Century Group
Balanced
(TWBIX)


A Note from the Founder
-----------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,

     /s/James E. Stowers


About our New Report Design
---------------------------

Why We Changed.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

What's New.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming. New features include:
* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

The Bottom Line.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


        [40 years logo]
Four Decades of Serving Investors
            40 Years
   American Century(reg.tm)
         1958  *  1998



OUR MESSAGE TO YOU
------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
JAMES E. STOWERS, JR. WITH JAMES E. STOWERS III, SEATED

     Stocks have posted historic returns over the last three calendar years (1995-1997), and the first six months of our fiscal year, (October 31, 1997-April 30, 1998) did not interrupt the momentum. U.S. financial indices have continued to soar. The generous market values accorded many large, high-profile companies grew even more generous, and small to midsize stocks performed very respectably, although lagging their large-cap brethern. The fixed-income markets also have fared well. The decline in interest rates and the improving creditworthiness of U.S. business have produced a strong market for fixed-income securities.

     We've been optimistic about the financial markets for many years, and today is no exception. We believe both stocks and bonds should produce good real returns (the net return after inflation). But there is one key provision:
Inflation and interest rates must remain low. Low inflation and interest rates fuel economic growth and provide a healthy environment for financial assets. Our capital markets should do well until that environment changes.

     Corporate America is also in excellent condition. Many companies have cleaned up their balance sheets, are highly productive, and are generating historically strong returns on their investments.

     Despite the robust economy, not every company is selling at record prices. This remains a market of individual securities. There are plenty of attractive opportunities, even by the standards of a less enthusiastic market--companies whose earnings growth and profitability or credit quality has not been fully appreciated by the market.

     On the corporate front, the past six months have been eventful for American Century. As many of you may know, we gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a broad menu of investment options and services.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and should encourage readers to take a closer look.

     Finally, we're proud to note that 1998 is our 40th anniversary. Few fund companies have been around that long, and not many offer nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors such a wide range of choice and flexibility.

     We appreciate your investment with American Century.

     Sincerely,

/s/James E. Stowers, Jr.                     /s/James E. Stowers III
James E. Stowers, Jr.                        James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER            CHIEF EXECUTIVE OFFICE


[right margin]
                               TABLE OF CONTENTS

   Report Highlights ......................................................    2

   Market Perspective .....................................................    3

BALANCED

   Performance Information ................................................    5

   Management Q & A .......................................................    6

      Top Ten Holdings ....................................................    6

      Top Five Industries .................................................    6

      Types of Investments ................................................    7

      Fixed-Income Portfolio ..............................................    8

   Schedule of Investments ................................................    9

   Statement of Assets and
   Liabilities ............................................................   13

   Statement of Operations ................................................   14

   Statements of Changes
   in Net Assets ..........................................................   15

   Notes to Financial
   Statements .............................................................   16

   Financial Highlights ...................................................   19

OTHER INFORMATION

   Share Class and Retirement
   Account Information ....................................................   21

   Background Information

      Investment Philosophy and
   Policies ...............................................................   22

      Comparative Indices .................................................   22

      Investment Team
   Leaders ................................................................   22

   Glossary ...............................................................   23



                                        www.americancentury.com                1



Report Highlights
-----------------

MARKET PERSPECTIVE

* The U.S. stock market continued its powerful advance during the six months ended April 30, 1998. The S&P 500, reflecting the strength of larger companies, gained 22.47%.

* Bonds also have shown positive returns. As a result of increasing bond prices, yields have decreased. Bond prices move in the opposite direction from yield rate changes. The 30-year Treasury bond yield fell from 6.15% to 5.95%. The 10-year Treasury note yield went from 5.83% to 5.67%. The Lehman Intermediate Government/Corporate Index returned 3.11%.

* A healthy economy has fueled both the stock and bond markets' performance. Low inflation, low interest rates and continued corporate earnings growth have contributed to economic strength.

* The U.S. government is projecting its first budget surplus in 30 years, which means the government's borrowing needs will shrink if spending doesn't increase. This will cause fewer Treasury securities to be issued, which should help boost prices.


BALANCED

* Investor Class shares posted a return of 10.06% for the six months ended April 30, 1998. Balanced's benchmark, a blended index, returned 14.74%. (See total returns on page 5.)

* Bond returns didn't keep pace with stocks. The bond portfolio, which makes up 40% of the fund, returned 2.52% while the stock portion, which makes up 60% of the fund, gained 15.19% for the six-month period.

* In an effort to increase diversification, the allocation to the technology sector has been reduced.

* General Electric, the largest stock holding, gained impressively. The company is reinvesting heavily in its diverse businesses and continues to show fundamental earnings acceleration.

* We increased our holdings in AAA-rated corporate and asset-backed securities and reduced our lower quality (A-rated) corporate exposure. Asset-backed securities were attractive because they had good yields along with the AAA rating.


[left margin]
                              BALANCED (TWBIX)(1)

TOTAL RETURNS:                                       AS OF 4/30/98

    6 Months ........................................   10.06%(2)
    1 Year ..........................................   25.61%

NET ASSETS:                                         $967.8 million

INCEPTION DATE:                                         10/20/88


Low inflation, interest rates and continued corporate earnings growth have contributed to economic strength.

(1) Investor Class.

(2) Not annualized.

Investment terms are defined in the Glossary on page 23.


2              1-800-345-2021


MARKET PERSPECTIVE FROM BOB PUFF
--------------------------------

[Bob Puff photo]
Bob Puff, Chief Investment Officer of American Century Investments

A POWERFUL UPSLOPE IN STOCKS

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 to double. Only six years later, it had doubled again and roughly five years later, in early 1997, it had doubled once more, to 800. At the end of April 1998, the index had topped 1100. As the chart on page 4 illustrates, the S&P 500's recent climb has been very steep.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance period ever for large-stock indices like the S&P 500. All three years saw returns top 20%. During the six months ended April 30, the S&P 500 barely stopped to catch its breath, gaining 22.47%.

     Lower corporate earnings, a tight U.S. labor market, and economic and currency problems in Asia slowed the index only briefly.

THE U.S. BOND MARKET

     Bonds have performed well too. Low inflation and falling interest rates have translated into positive returns. Between November 1, 1997 and April 30, 1998, the benchmark 30-year Treasury bond yield fell from 6.15% to 5.95%. The 10-year Treasury note yield, a benchmark for intermediate-term bonds, fell from 5.83% to 5.67%. When yields decline, bond prices normally increase. The Lehman Intermediate Government/Corporate Index, a benchmark for intermediate-term U.S. government and corporate bonds, returned 3.11%.

     Bonds generally have continued to perform well despite short-term market factors that affected sectors such as corporate and mortgage-backed bonds. The Asian crisis affected the performance of corporate bonds as investors questioned the financial health of companies that do business in the Far East. Falling interest rates triggered a wave of mortgage refinancing, which had a negative effect on mortgage-backed securities. When mortgages are refinanced, it shortens the life of mortgage-backed securities and forces investors to reinvest in lower-yielding securities.

A STRONG ECONOMY

     Both stocks and bonds owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

*    The economy grew at 3.8% in 1997, and 4.8% in the first quarter of 1998.

*    Inflation was a mere 1.4% for the 12 months ended April 30, 1998.

*    In 1997, prices rose at the slowest pace in 12 years.

* Real interest rates (after adjusting for inflation) are among the lowest since the 1960s.

*    Unemployment was the lowest its been in 28 years.


[right margin]

Bonds generally have continued to perform well despite short-term market factors that affected sectors such as corporate and mortgage-backed bonds.

MARKET RETURNS

FOR THE SIX MONTHS ENDED APRIL 30, 1998

S&P 500                                                     22.47%

BLENDED INDEX                                               14.74%

LEHMAN INTERMEDIATE  GOVT./CORP. INDEX                       3.11%

Source: Lipper Analytical Services, Inc.


[line graph - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)

FOR THE SIX MONTHS ENDED APRIL 30, 1998

                  S&P 500           Blended Index        Lehman Govt/Corp Int
Oct 31, 97           1                   1                    1
Nov 30, 97           1.05                1.03                 1
Dec 31, 97           1.06                1.04              1.01
Jan 31, 98           1.08                1.05              1.02
Feb 28, 98           1.15                1.1               1.02
Mar 31, 98           1.21                1.14              1.03
Apr 30, 98           1.22                1.15              1.03

                                           www.americancentury.com             3



MARKET PERSPECTIVE (CONTINUED)
------------------------------

* The U.S. government is projecting the first budget surplus in 30 years.

     The budget surplus means the government's borrowing needs will shrink if spending doesn't increase. The U.S. Treasury has already reduced the amount of securities it will issue. The lower supply of Treasuries should boost prices. Investors may also buy more bonds in other sectors of the U.S. market as Treasuries become scarcer. At the same time, demand should remain strong. Global investors often turn to U.S. bonds in times of political or financial unrest. This is often referred to as a "flight to quality."

CORPORATE AMERICA IS HEALTHY

     The success of financial assets is also tied to the success of individual companies. Earnings growth has been annualizing at a double-digit rate for five of the last six years. We are among the most technologically proficient and productive industrial nations, and as a result, U.S. companies are enjoying extraordinarily high internal returns. Return on equity, for example, which is one measure of a company's value to its shareholders, is annualizing above 20%, a heady number by historical standards.

     Given the positive business climate, it's not surprising financial assets remain popular investments, and that cash continues to flow into the stock market at record volumes.

     However, by some key measures, stock prices are very expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, a historical high. The dividend yield on the average S&P 500 stock is less than 1.5%, another record.

INFLATION, INTEREST RATES,  AND EARNINGS

     What could derail the financial markets? Most probably, an upturn in inflation or a substantial decline in earnings. The spike in oil prices last year, combined with the deepening economic crisis in Southeast Asia, raised the specter of higher inflation and lower earnings. If inflation picks up, interest rates are likely to rise too, as the Federal Reserve adjusts interest rates to slow the economy. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation. Our central bank, the Federal Reserve, sets short-term interest rates, but market forces determine intermediate-and long-term rates.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. By early 1998, as crude oil prices hit a nine-year low, interest rates declined and stocks soared even though the fallout from Asia affected corporate earnings.

     This remains a very resilient market, and we are optimistic about its long-term prospects. The supply and demand factors for bonds are also favorable. But expectations are running high, which is reflected in the stock market's steep climb over the last three-plus years. Any uptick in inflation or interest rates could lead to an increase in price volatility and perhaps to lower returns. In the short-term, the market may need to digest its substantial gains.


[left margin]

Given the positive business climate, it's not surprising financial assets remain popular investments, and that cash continues to flow into the stock market at record volumes.

[mountain graph - data below]

S&P 500 PERFORMANCE

FROM DECEMBER 1970 TO DECEMBER 1997

DATE            PRICE
12/97           970.43
12/96           740.74
12/95           615.93
12/94           459.27
12/93           466.45
12/92           435.71
12/91           417.09
12/90           330.22
12/89           353.40
12/88           277.72
12/87           247.08
12/86           242.17
12/85           211.28
12/84           167.24
12/83           164.93
12/82           140.64
12/81           122.55
12/80           135.76
12/79           107.94
12/78           96.11
12/77           95.10
12/76           107.46
12/75           90.19
12/74           68.56
12/73           97.55
12/72           118.05
12/71           102.09
12/70           92.15

Source: Bloomberg


4                1-800-345-2021


PERFORMANCE--BALANCED
---------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                                Investor Class (Inception 10/20/88)   Advisor Class (Inception 1/6/97)
                                    BALANCED       BLENDED INDEX        BALANCED       BLENDED INDEX

6 MONTHS(1) .......................   10.06%           14.74%            9.87%           14.74%

1 YEAR ............................   25.61%           28.21%           25.33%           28.21%

AVERAGE ANNUAL RETURNS

3 YEARS ...........................   17.58%           22.27%             --                --

5 YEARS ...........................   13.44%           16.38%             --                --

LIFE OF FUND ......................   13.10%          14.65%(2)         18.26%          23.60%(3)

(1) Returns for periods less than one year are not annualized.

(2) Return from 10/31/88, the date nearest the class's inception for which data are available.

(3) Return from 1/31/97, the date nearest the class's inception for which data are available.

See pages 21, 22 and 23 for information about share classes, the Blended Index and returns.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND

              Balanced     Blended Index
Date        Acct Value       Acct Value

Oct 31, 88    10000           10000
Jan 31, 89    10345           10471
Apr 30, 89    10620           10867
Jul 31, 89    11963           11992
Oct 31, 89    12095           11994
Jan 31, 90    11804           11839
Apr 30, 90    12059           11945
Jul 31, 90    13192           12802
Oct 31, 90    11840           11819
Jan 31, 91    13300           13010
Apr 30, 91    14585           13926
Jul 31, 91    15349           14375
Oct 31, 91    16924           14826
Jan 31, 92    18276           15425
Apr 30, 92    16991           15687
Jul 31, 92    17341           16293
Oct 31, 92    17033           16307
Jan 31, 93    17743           17040
Apr 30, 93    17345           17333
Jul 31, 93    18242           17709
Oct 31, 93    19357           18414
Jan 31, 94    19550           18891
Apr 30, 94    18749           17955
Jul 31, 94    18498           18324
Oct 31, 94    19178           18699
Jan 31, 95    18607           18853
Apr 30, 95    20026           20291
Jul 31, 95    21879           21803
Oct 31, 95    22319           22581
Jan 31, 96    23276           24232
Apr 30, 96    23534           24530
Jul 31, 96    23179           24424
Oct 31, 96    25451           26332
Jan 31, 97    27085           28338
Apr 30, 97    25944           28826
Jul 31, 97    29955           32665
Oct 31, 97    29611           32162
Jan 31, 98    30165           33931
Apr 30, 98    32584           36853

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund's Investor Class since inception, while the chart below shows the Investor Class' year-by-year performance. The Blended Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Balanced's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the Blended Index do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING APRIL 30)

             BALANCED                BLENDED INDEX
4/89*         6.20%                     8.72%
4/90          13.56%                    9.85%
4/91          20.94%                    16.02%
4/92          16.50%                    12.62%
4/93           2.08%                    10.48%
4/94           8.09%                     3.59%
4/95           6.81%                    13.07%
4/96          17.51%                    21.24%
4/97          10.24%                    17.64%
4/98          25.61%                    28.21%

*Partial-year performance 10/31/88-4/30/89

                                             www.americancentury.com           5


BALANCED--Q&A
-------------

     An interview with portfolio managers Jim Stowers III, Bruce Wimberly and John Sykora of our equity staff, and Bud Hoops and Jeff Houston of our fixed-income group. They all help to oversee the Balanced Fund.

HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR?

     American Century Balanced posted a return of 10.06%* for the six-month period from October 31, 1997 through April 30, 1998. This represents the blended performance of the portfolio's stock and bond components. Stocks were approximately 60% of total assets, with the remainder invested in fixed-income securities. The mix of stocks and bonds is designed to provide investors with the potential for long-term capital growth and current income with lower volatility than a pure stock fund.

HOW DID THE STOCK PORTFOLIO PERFORM?

     The stock component returned 15.19% for the six months, compared with 22.47% for the S&P 500 Index. The stock portfolio returned 37.6% for the year ended April 30, 1998, versus a 41% gain for the S&P 500.

HOW DID THE FUND PERFORM AGAINST ITS BENCHMARK PERFORMANCE INDEX?

     American Century Balanced Fund's benchmark is a blended index that combines the S&P 500 and the Lehman Intermediate Government/Corporate Index in proportion to the 60% stock/40% bond asset mix of the fund.

     For the six months, the fund's 10.06% return trailed the blended index's 14.74% return. For the 12 months ended April 30, the Fund's total return was 25.61%, compared with 28.21% for the blended index.

     The fund trailed its benchmark in the most recent period primarily because the stock portfolio didn't match returns of the S&P 500. It should be noted, however, that the S&P 500 is dominated by large-cap companies while Balanced's stock portfolio contained a significant number of mid-cap companies. Large-cap stocks continued to outperform mid-cap stocks during the period.

WHICH STOCKS CONTRIBUTED MOST  TO PERFORMANCE?

     The ten largest holdings also were among the best performing stocks during the six months. Companies like Tyco International, Gillette, Clear Channel Communications, Bristol-Myers Squibb, Procter & Gamble, Pfizer and Tele-Communications Inc. (TCI) contributed prominently to Balanced's overall performance.

     General Electric (GE), the largest holding, was up substantially. Looking ahead, the earnings picture at GE appears favorable. Earnings per share increased by 14% in the first quarter of 1998 alone. The company is pursuing an aggressive share-buyback program and is reinvesting heavily in its diverse businesses.

     For example, GE has expanded its medical diagnostic equipment business by purchasing Diasonics, a leading ultrasound imaging firm. In addition, GE is boosting its investments in Asia at currently depressed asset prices.

     Gillette also has provided impressive results. The company announced a 19% dividend increase following the first quarter and has approved a 2-for-1 stock split. The company is scheduled to introduce its new Mach3 razor later this year. A substantial portion of Gillette's profits stem from its Duracell operation where sales and operating profits have been growing steadily.


[left margin]

TOP TEN HOLDINGS
                                                           % OF EQUITY PORTFOLIO

                                                              AS OF       AS OF
                                                             4/30/98    10/31/97

GENERAL
     ELECTRIC CO. (U.S.) ...............................       5.9%        4.1%

TYCO INTERNATIONAL LTD .................................       4.8%        6.6%

AMERICAN EXPRESS CO ....................................       3.7%        --

GILLETTE COMPANY .......................................       3.7%        1.7%

CLEAR CHANNEL
COMMUNICATIONS,
     INC ...............................................       3.5%        3.4%

BRISTOL-MYERS
     SQUIBB CO .........................................       3.2%        4.0%

PROCTER & GAMBLE CO ....................................       3.2%        --

SUNAMERICA, INC ........................................       3.0%        2.2%

TELE-COMMUNICATIONS,
     INC. CI A .........................................       2.9%        --

PFIZER, INC ............................................       2.7%        3.0%



TOP FIVE INDUSTRIES

                                            % OF EQUITY PORTFOLIO

                                            AS OF              AS OF
                                          4/30/98            10/31/97

DIVERSIFIED COMPANIES                      10.7%               12.1%

FINANCIAL SERVICES                         10.0%                0.7%

PHARMACEUTICALS                             9.8%               19.6%

COMMUNICATIONS
     SERVICES                               9.3%                0.4%

INSURANCE                                   9.1%                5.1%

* All fund returns referenced in this interview are for Investor Class shares.


6          1-800-345-2021


BALANCED--Q&A (CONTINUED)
-------------------------

WHAT CHANGES HAVE YOU MADE IN THE STOCK PORTFOLIO?

     We've taken steps in the last several months to both increase diversification and reduce the overweighting in the technology sector relative to the S&P 500. Technology stocks now have been reduced to just over 7% of assets while holdings have been added or expanded in a wide range of industries, including telecommunications, broadcasting, retail, media and cable companies. As always, American Century's proprietary investment model, which identifies companies with accelerating earnings and revenue growth was used to make additions to the portfolio. Companies such as Comcast, TCI, and Viacom have demonstrated increasing attention to improving their balance sheets and growing earnings. Management in these groups has been placing added emphasis on prudent spending practices and creating shareholder value.

     More effective spending practices, rising prices for their products and low interest rates have resulted in accelerating growth for most of these companies.

WHICH STOCKS IN THE PORTFOLIO DIDN'T PERFORM AS WELL AS EXPECTED?

     Generally, holdings in the electric utility, banking and electronic components industries were among the groups that underperformed.

     Cendant Corp., a marketing and franchising business, dropped significantly in value after the company discovered accounting irregularities in some of its business units. Cendant owns such brand names as Ramada, Howard Johnson, Coldwell Banker, Century 21 and Avis.

     We were in contact with Cendant senior management shortly after the announcement regarding its accounting difficulties. Although we were disappointed by the findings, we felt the underlying businesses were capable of continued growth and that concern over near-term problems had already been reflected in the price of the stock.

HOW DID THE BOND PORTFOLIO PERFORM?

     Though interest rates fell and bond prices rose, bond returns didn't keep pace with stocks. Balanced's bond portfolio returned 2.52%, and its benchmark, the Lehman Intermediate Government/Corporate Index, returned 3.11%. The performance of the bond portfolio lagged its benchmark primarily because the portfolio has a higher weighting of corporate bonds than the index. Corporate bonds generally underperformed government and Treasury bonds because of the corporate bond sell-off in the fourth quarter of 1997 in response to the Asian crisis.

HOW WAS THE BOND PORTFOLIO POSITIONED?

     In general, we take a conservative, no-frills approach designed to provide a performance cushion for the stock portfolio. We typically invest in intermediate-term corporate bonds, and we usually don't try to anticipate interest rate movements, focusing instead on investing in undervalued, higher-yielding bond sectors.

     The corporate bond sell-off, while painful in the short term, provided a window of opportunity to find good bonds with attractive yields relative to Treasury securities. Corporate bonds have traditionally offered higher yields than Treasuries to compensate for their greater credit risk. The spread, or difference, between corporate and Treasury yields fluctuates as market conditions change.

     For most of the 1990s, the yield spreads between high-grade corporate


[right margin]

[pie charts]
TYPES OF INVESTMENTS  IN THE PORTFOLIO

AS OF APRIL 30, 1998

Other  2%
U.S. Treasury Securities  7%
Mortgage- & Asset-Backed Securities  7%
Corporate Bonds  24%
Common Stocks  60%


AS OF OCTOBER 31, 1997

Other  5%
U.S. Treasury Securities  7%
Mortgage- & Asset-Backed Securities  6%
Corporate Bonds  24%
Common Stocks  58%


Technology stocks now have been reduced to just over 7% of assets.

                                             www.americancentury.com           7


BALANCED--Q&A (CONTINUED)
-------------------------

bonds and Treasuries of similar maturity have narrowed because corporates generally benefited from improving economic conditions and strong investor demand. This declining yield spread made finding attractive values among corporate securities more difficult--until the fourth-quarter sell-off widened the spread.

     In late 1997 and early 1998, we bought bonds of what we considered to be well-run businesses in sectors we favored. For example, we found value in various AAA-rated, asset-backed securities. (Asset-backed securities are debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans or home equity loans.) We liked asset-backed securities because we found good values and yields along with AAA ratings.

WHAT'S YOUR OUTLOOK FOR U.S. BONDS AND THE BOND PORTFOLIO?

     As long as inflation is low and economic growth remains moderate, the bond market should continue to be an appealing place. Although unemployment is low and wage pressures are mounting, inflation remains well behaved. The computer revolution, corporate efficiency and global competition have helped to keep prices in check. U.S. economic growth is strong and could pose an inflation threat if it expands unfettered, but it has constraints -- the Asian economic crisis is projected to reduce U.S. growth somewhat.

     Furthermore, supply and demand fundamentals still appear favorable. The federal government is projecting its first budget surplus in 30 years, which should reduce bond supply and exert downward pressure on interest rates. Bond demand also could build as investors grow more cautious--the stock market could become more volatile as it attempts to scale new heights, possibly prompting investors to buy bonds as a diversification vehicle.

     We believe interest rates are likely to remain within a relatively narrow range for the remainder of 1998. In this low interest rate environment, it's important to identify and acquire securities with attractive yields and solid financial backing. We'll work closely with our credit research staff to uncover attractively valued securities with the potential to enhance returns.

FINALLY, WHAT ARE YOUR PLANS FOR BALANCED OVER THE NEXT SIX MONTHS?

     The stock market's remarkable resiliency in recent months has occurred in the context of a strong economy, low inflation and interest rates, and healthy job growth. Investor confidence also is strong.

     At American Century, earnings and revenue acceleration is the starting point in selecting stocks. We will adhere to that strategy while seeking a lower level of risk than in a pure equity fund with the goal of providing the best return consistent with Balanced's objectives.

     As mentioned earlier, the equity portfolio has slimmed down its technology holdings while moving to increase diversification. We currently favor companies in the telecommunications, media and cable businesses.

     The bond sector of the portfolio will continue to enhance income and help reduce the volatility of the overall portfolio.


[left margin]

BALANCED'S FIXED-INCOME PORTFOLIO

                                             AS OF                AS OF
                                            4/30/98              10/31/97

 PORTFOLIO SENSITIVITY TO INTEREST RATES

 WEIGHTED AVERAGE MATURITY                 6.76 YEARS       6.37 YEARS

 DURATION                                  4.36 YEARS       4.31 YEARS

PORTFOLIO CREDIT QUALITY                % OF FIXED INCOME PORTFOLIO
(S&P RATINGS)

               AAA                    43%                          39%

               AA                     10%                          10%

               A                      29%                          34%

               BBB                    18%                          17%
                                    -----                        -----
                                     100%                         100%
                                    =====                        =====

Supply and demand fundamentals (for bonds) still appear favorable. The federal government is projecting its first budget surplus in 30 years . . .

Investment terms are defined in the Glossary on page 23.


8                     1-800-345-2021


BALANCED SCHEDULE OF INVESTMENTS
--------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
COMMON STOCKS

AIRLINES--1.0%

                   80,000  Alaska Air Group, Inc.(1)             $     4,490

                   37,000  AMR Corp.(1)                                5,638
                                                            --------------------

                                                                      10,128
                                                            --------------------

 BROADCASTING & MEDIA--4.9%

                  216,700  Clear Channel
                              Communications, Inc.(1)                 20,424

                  105,000  Jacor Communications, Inc.(1)               5,969

                  472,000  Outdoor Systems, Inc.(1)                   14,986

                   90,000  Time Warner Inc.                            7,065
                                                            --------------------

                                                                      48,444
                                                            --------------------

BUSINESS SERVICES & SUPPLIES--1.4%

                  545,000  Cendant Corp.(1)                           13,625
                                                             -------------------

COMMUNICATION SERVICES--5.5%

                  106,000  Ameritech Corp.                             4,512

                  115,000  AT&T Corp.                                  6,907

                  150,000  Bell Atlantic Corp.                        14,034

                  525,000  Tele-Communications, Inc. Cl A(1)          16,948

                  275,000  WorldCom, Inc.(1)                          11,765
                                                            --------------------

                                                                      54,166
                                                            --------------------

COMPUTER PERIPHERALS--0.9%

                  120,000  Cisco Systems Inc.(1)                       8,794
                                                           ---------------------

COMPUTER SOFTWARE & SERVICES--3.8%

                  178,000  America Online Inc.(1)                     14,240

                   90,000  BMC Software, Inc.(1)                       8,418

                  190,000  Compuware Corp.(1)                          9,280

                   85,000  HBO & Co.                                   5,081
                                                           ---------------------

                                                                      37,019
                                                           ---------------------

COMPUTER SYSTEMS--1.0%

                   80,000  Hewlett-Packard Co.                         6,025

                   33,000  International Business
                              Machines Corp.                           3,824
                                                            --------------------

                                                                       9,849
                                                            --------------------

CONSUMER PRODUCTS--4.1%

                  185,000  Gillette Company                            21,356

                  225,000  Procter & Gamble Co. (The)                  18,492
                                                            --------------------

                                                                       39,848
                                                            --------------------

DIVERSIFIED COMPANIES--6.4%

                  403,000  General Electric Co. (U.S.)                 34,305

                  515,000  Tyco International Ltd.                     28,068
                                                            --------------------

                                                                       62,373
                                                             -------------------


Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES--6.0%

 210,000  American Express Co.                                      $ 21,420

 240,000  CIT Group Holdings, Inc. (The) Cl A                          8,505

 215,000       Fannie Mae                                             12,873

 65,000  Morgan Stanley Dean Witter,
           Discover & Co.                                             5,127

 173,000  Travelers Group, Inc.                                      10,585
                                                          ----------------------


                                                                     58,510
                                                          ----------------------

FOOD & BEVERAGE--0.9%

 115,000  Coca-Cola Company (The)                                    8,726
                                                          ----------------------

HEALTHCARE--0.9%

 88,000  Cardinal Health, Inc.                                       8,470
                                                          ----------------------

INSURANCE--5.4%

 100,000   Allstate Corp.                                            9,625

 105,000  American International Group, Inc.                        13,814

 240,000     Conseco Inc.                                           11,910

 350,000  SunAmerica, Inc.                                          17,478
                                                         -----------------------


                                                                   52,827
                                                         -----------------------

LEISURE--1.0%

 169,000  Viacom, Inc. Cl B(1)                                      9,802
                                                         -----------------------

MEDICAL EQUIPMENT & SUPPLIES--1.9%

 61,000     Guidant Corp.                                            4,079

 270,000  Medtronic, Inc.                                           14,209
                                                       -------------------------


                                                                    18,288
                                                       -------------------------

PHARMACEUTICALS--5.8%

 175,000  Bristol-Myers Squibb Co.                                  18,528

 100,000  Lilly (Eli) & Co.                                          6,956

 50,000  Merck & Co., Inc.                                           6,025

 140,000     Pfizer, Inc.                                           15,934

 50,000  Warner-Lambert Co.                                          9,459
                                                        ------------------------


                                                                    56,902
                                                        ------------------------

PRINTING & PUBLISHING--1.7%

 125,000  McGraw-Hill Companies, Inc. (The)                          9,680

 111,000      Tribune Co.                                            7,326
                                                      --------------------------


                                                                    17,006
                                                       -------------------------

RETAIL (GENERAL MERCHANDISE)--5.1%

 200,000  Costco Companies, Inc.(1)                                 11,162

 130,000  Dayton Hudson Corp.                                       11,351

 201,000  Sears, Roebuck & Co.                                      11,922

 300,000  Wal-Mart Stores, Inc.                                     15,169
                                                       -------------------------


                                                                    49,604
                                                       -------------------------

RETAIL (SPECIALTY)--0.7%

 250,000  Pier 1 Imports, Inc.                                       6,594
                                                     ---------------------------

RUBBER & PLASTICS--0.5%

 75,000  Goodyear Tire & Rubber Co. (The)                            5,250
                                                     ---------------------------


See Notes to Financial Statements

                                          www.americancentury.com              9


BALANCED SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares/Principal Amount    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
UTILITIES--0.6%

                  113,000  AES Corp. (The)(1)                  $     6,236
                                                     ---------------------------

TOTAL COMMON STOCKS--59.5%                                         582,461
                                                     ---------------------------

   (Cost $432,953)

 U.S. TREASURY SECURITIES

                   $4,750  U.S. Treasury Notes,
                              5.375%, 1/31/00                        4,734

                    1,000  U.S. Treasury Notes,
                              6.375%, 5/15/00                        1,015

                    1,000  U.S. Treasury Notes,
                              5.75%, 11/15/00                        1,003

                    2,500  U.S. Treasury Notes,
                              5.375%, 2/15/01                        2,485

                    4,075  U.S. Treasury Notes,
                              7.75%, 2/15/01                         4,297

                    2,000  U.S. Treasury Notes,
                              6.625%, 6/30/01                        2,056

                    7,150  U.S. Treasury Notes,
                              6.25%, 8/31/02                         7,307

                    9,000  U.S. Treasury Notes,
                              5.75%, 8/15/03                         9,036

                    4,500  U.S. Treasury Notes,
                              5.875%, 2/15/04                        4,542

                    5,800  U.S. Treasury Notes,
                              7.25%, 5/15/04                         6,254

                    5,000  U.S. Treasury Notes,
                              7.25%, 8/15/04                         5,401

                    4,200  U.S. Treasury Notes,
                              5.875%, 11/15/05                       4,232

                    2,400  U.S. Treasury Notes,
                              7.00%, 7/15/06                         2,591

                    9,400  U.S. Treasury Bonds,
                              6.375%, 8/16/27                        9,923

                    1,675  U.S. Treasury Bonds,
                              6.125%, 11/15/27                       1,715
                                                    ----------------------------

TOTAL U.S. TREASURY SECURITIES--6.8%                                66,591
                                                    ----------------------------

   (Cost $65,482)

 U.S. GOVERNMENT AGENCY SECURITIES--0.4%

                    4,000  FNMA MTN,
                              7.49%, 5/22/07                         4,100
                                                   -----------------------------

   (Cost $4,019)

Principal Amount           ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES(2)

 $4,922  FHLMC Pool #C00578,
            6.50%, 1/1/28                                      $     4,888

 2,000  FHLMC Series 77-HPAC REMIC,
           8.50%, 9/15/20                                            2,138

 538  FHLMC Series 106-EPAC REMIC,
          6.95%, 12/15/20                                              539

 215  FNMA 90 Series 98-HPAC REMIC,
          7.50%, 10/25/19                                              215

 6,428  FNMA Pool #050985,
            6.00%, 3/1/00                                            6,366

 7,331  FNMA Pool #411821,
            7.00%, 1/1/28                                            7,424

 4,036  FNMA Pool #413812,
            6.50%, 1/1/28                                            4,003

 6,681  GNMA Pool #002202,
           7.00%, 4/20/26                                            6,759

 3,957  GNMA Pool #458862,
           7.50%, 2/15/28                                            4,069

 2,982  GNMA Pool #467626,
           7.00%, 2/15/28                                            3,022
                                                            --------------------

TOTAL MORTGAGE-BACKED SECURITIES--4.0%                              39,423
                                                            --------------------

   (Cost $39,010)

 ASSET-BACKED SECURITIES(2)

 5,000  First Merchants Auto Receivables
   Corp., Series 1996-B, Class A2,
           6.80%, 5/15/01                                            5,067

 3,750  FNMA Whole Loan, Series
   1995-W1, Class A6, 8.10%,
                  4/25/25                                            3,884

 3,000  Money Store (The) Home Equity
   Trust, Series 1997-C, Class
   AF6 SEQ, 6.67%, 3/1/03                                            3,022

 5,000  NationsBank Auto Owner Trust,
   Series 1996-A, Class B1,
           6.75%, 6/15/01                                            5,067

 3,000  Union Acceptance Corp., Series
   1996-D, Class A3, 6.30%, 1/8/04                                   3,024

 4,350  United Companies Financial Corp.,
   Home Equity Loan, Series 1996-D1,
   Class A4, 6.78%, 2/15/16                                          4,404

 2,100  United Companies Financial Corp.,
   Home Equity Loan, Series 1996-D1,
   Class A5, 6.92%, 10/15/18                                         2,138

 3,200  United Companies Financial Corp.,
   Home Equity Loan, Series 1997-C,
   Class A7, 6.85%, 1/15/29                                          3,236
                                                            --------------------

TOTAL ASSET-BACKED SECURITIES--3.1%                                 29,842
                                                            --------------------

   (Cost $29,403)

See Notes to Financial Statements


10            1-800-345-2021


BALANCED SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
CORPORATE BONDS

AUTOMOBILES & AUTO PARTS--1.2%

$5,000  General Motors Acceptance
         Corp. MTN, 5.45%, 2/22/00                             $     4,952

  7,000  General Motors Acceptance
         Corp. MTN, 6.375%, 10/12/99                                 7,045
                                                            --------------------

                                                                    11,997
                                                            --------------------

BANKING--1.1%

5,000  First Union Corp.,
        8.77%, 11/15/99                                              5,205

5,000  NationsBank Corp.,
        6.875%, 2/15/05                                              5,142
                                                            --------------------

                                                                    10,347
                                                            --------------------

COMMUNICATION SERVICES--0.7%

3,900  Ameritech Capital Funding,
        6.15%, 1/15/08                                               3,874

3,000  GTE South, 7.25%, 8/1/02                                      3,103
                                                            --------------------

                                                                     6,977
                                                            --------------------

ELECTRICAL
& ELECTRONIC COMPONENTS--0.6%

6,000  Anixter International Inc.,
       8.00%, 9/15/03                                                6,335
                                                            --------------------

FINANCIAL SERVICES--6.7%

 2,800  Advanta Corp., MTN, Series B,
           7.00%, 5/1/01                                             2,586

 3,500  Associates Corp., N.A.,
           6.375%, 10/15/02                                          3,523

 4,000  Associates First Capital Corp.,
           6.75%, 7/15/01                                            4,081

 4,000  Comdisco, Inc.,
           6.375%, 11/30/01                                          4,026

 6,000  Dean Witter, Discover & Co.,
           6.875%, 3/1/03                                            6,156

 5,000  First USA, Inc.,
           7.00%, 8/20/01                                            5,120

 3,000  Ford Motor Credit Co.,
           6.125%, 4/28/03                                           2,992

 6,500  Ford Motor Credit Co.,
           6.75%, 5/15/05                                            6,656

 3,000  Greyhound Financial Corp.,
           6.75%, 3/25/99                                            3,019

 6,000  Lehman Brothers Holdings Inc.,
           6.625%, 11/15/00                                          6,077

 3,000  Money Store Inc. (The),
           8.05%, 4/15/02                                            3,183

 6,000  Norwest Financial, Inc.,
           6.25%, 11/1/02                                            6,058

 7,000  Salomon Inc.,
           6.65%, 7/15/01                                            7,097

 5,000  Travelers/Aetna Property
           Casualty Corp., 6.75%, 4/15/01                            5,096
                                                            --------------------

                                                                    65,670
                                                            --------------------


Principal Amount                   ($ IN THOUSANDS)              Value
--------------------------------------------------------------------------------
INSURANCE--1.9%

 $5,000  Aetna Services, Inc.,
           6.75%, 8/15/01                                      $    5,109

 3,750  Nationwide Mutual Insurance Co.,
          6.50%, 2/15/04
   (Acquired 2/9/96, Cost $3,782)(3)                                3,755

 5,000  Underwriters Reinsurance Co.,
         7.875%, 6/30/06
   (Acquired 8/6/96, Cost $5,156)(3)                                5,409

 4,000  Zurich Capital Trust I, 8.38%, 6/1/37
   (Acquired 5/28/97-6/11/97,
          Cost $4,039)(3)                                           4,375
                                                            --------------------

                                                                   18,648
                                                            --------------------

LEISURE--1.2%

 4,200  Hilton Hotels Corp., 7.00%, 7/15/04                         4,227

 4,000  Time Warner Inc., 7.75%, 6/15/05                            4,255

 2,750  Time Warner Inc., 6.85%, 1/15/26                            2,849
                                                            --------------------


                                                                   11,331
                                                            --------------------

MEDICAL EQUIPMENT & SUPPLIES--0.4%

 4,250  United States Surgical Corp.,
           7.25%, 3/15/08                                           4,249
                                                            --------------------

PRINTING & PUBLISHING--0.3%

 3,000  News America Inc.,
   6.625%, 1/9/08 (Acquired
   2/12/98, Cost $2,987)(3)                                         2,967
                                                            --------------------

RAILROAD--0.2%

 2,150  Wisconsin Central
   Transportation Corp.,
          6.625%, 4/15/08                                           2,137
                                                            --------------------

REAL ESTATE--1.8%

 1,100  Chelsea GCA Realty Partners,
          7.25%, 10/21/07                                           1,122

 3,800  Price REIT, Inc. (The),
          7.125%, 6/15/04                                           3,906

 6,800  Price REIT, Inc. (The),
           7.25%, 11/1/00                                           6,925

 5,000  Spieker Properties, Inc.,
          6.80%, 12/15/01                                           5,089
                                                            --------------------

                                                                   17,042
                                                            --------------------

RETAIL (GENERAL MERCHANDISE)--0.4%

 4,000  Sears, Roebuck & Co., MTN,
            7.12%, 6/4/04                                           4,151
                                                            --------------------

TOBACCO--0.9%

 3,500  Philip Morris Companies Inc.,
           6.80%, 12/1/03                                           3,560

 5,500  Philip Morris Companies Inc.,
            6.95%, 6/1/06                                           5,640
                                                            --------------------

                                                                    9,200
                                                            --------------------


See Notes to Financial Statements

                                       www.americancentury.com                11


                                    BALANCED SCHEDULE OF INVESTMENTS (CONTINUED)
                                    --------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
UTILITIES--2.5%

$5,000  Avon Energy Partners Holdings,
            7.05%, 12/11/07 (Acquired
           1/20/98, Cost $5,198)(3)                           $     5,151

9,000  CalEnergy Co. Inc.,
            7.63%, 10/15/07                                         9,017

2,000  Kansas Power & Light Co.,
            8.875%, 3/1/00                                          2,093

5,600  Public Service Electric & Gas Co.,
            6.00%, 5/1/00                                           5,605

2,000  Texas Utilities Electric Co.,
            8.125%, 2/1/02                                          2,124
                                                            --------------------

                                                                   23,990
                                                            --------------------

TOTAL CORPORATE BONDS--19.9%                                      195,041
                                                            --------------------

   (Cost $191,325)

FOREIGN CORPORATE BONDS (U.S. DOLLAR DENOMINATED)

AUTOMOBILES & AUTO PARTS--0.5%

5,000  Premier Auto Trust, Series 1996-4,
       Class CTFS, 6.65%, 8/6/02                                    5,052
                                                            --------------------

BANKING--0.6%

5,000  ABN Amro Bank NV (Chicago),
        7.125%, 6/18/07                                             5,247
                                                            --------------------

COMMUNICATIONS SERVICES--0.7%

6,600  Cable & Wireless Communications,
         6.625%, 3/6/05                                             6,651
                                                            --------------------



Principal Amount           ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------

ELECTRICAL  & ELECTRONIC COMPONENTS--0.8%

 $2,000  Hutchison Whampoa Financial,
   Series A, 6.95%, 8/1/07 (Acquired
   9/12/97, Cost $1,960)(3)                                    $    1,896

 2,000  Hutchison Whampoa Financial,
   Series B, 7.45%, 8/1/17 (Acquired
   7/24/97, Cost $1,998)(3)                                         1,838

 4,200  Yorkshire Power Finance,
   6.15%, 2/25/03 (Acquired
   2/19/98, Cost $4,200)(3)                                         4,169
                                                            --------------------

                                                                    7,903
                                                            --------------------

METALS & MINING--1.0%

 9,150  Barrick Gold Corp., 7.50%, 5/1/07                           9,689
                                                            --------------------

PAPER & FOREST PRODUCTS--0.4%

 4,100  Abitibi-Consolidated Inc.,
            7.40%, 4/1/18                                           4,112
                                                            --------------------

TOTAL FOREIGN CORPORATE BONDS--4.0%                                38,654
                                                            --------------------

   (Cost $38,246)

 SOVEREIGN GOVERNMENTS & AGENCIES--0.6%

 6,000  Hydro-Quebec, MTN,
           7.02%, 3/23/05                                           6,217
                                                            --------------------

   (Cost $5,569)

 TEMPORARY CASH INVESTMENTS--1.7%

Repurchase Agreement, BA Security Services,
Inc., (U.S. Treasury obligations), in a joint
trading account at 5.48%, dated 4/30/98,
due 5/1/98 (Delivery value $16,803)                                16,800
                                                            --------------------
   (Cost $16,800)

TOTAL INVESTMENT SECURITIES--100.0%                              $979,129
                                                            ====================
   (Cost $822,807)


NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

GNMA = Government National Mortgage Association

FNMA = Federal National Mortgage Association  MTN = Medium-Term Note

(1)  Non-income producing.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The aggregate value of restricted securities at April 30, 1998, was $29,560, which represented 3.0% of net assets

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS -- This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*    the percentage of total investments in each industry

*    a list of each investment

* the number of shares of each stock or the principal (dollar) amount of each bond

*    the market value of each investment

*    the percent and dollar breakdown of each investment category

* the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements


12                   1-800-345-2021


STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------

APRIL 30, 1998 (UNAUDITED)

ASSETS                                   (IN THOUSANDS EXCEPT PER-SHARE AMOUNTS)

Investment securities,
at value (identified cost of $822,807)
(Note 3) .......................................................     $   979,129

Cash ...........................................................           1,600

Receivable for investments sold ................................          12,498

Dividends and interest receivable ..............................           6,789
                                                                     -----------
                                                                       1,000,016
                                                                     -----------
LIABILITIES

Disbursements in excess of demand deposit cash .................           1,045

Payable for investments purchased ..............................          23,283

Payable for capital shares redeemed ............................             639

Accrued management fees (Note 2) ...............................             804

Distribution fees payable (Note 2) .............................               1

Service fees payable (Note 2) ..................................               1

Accrued expenses and other liabilities .........................               2
                                                                     -----------
                                                                          25,775
                                                                     -----------

Net Assets .....................................................     $   974,241
                                                                     ===========

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus)  .......................     $   729,234

Undistributed net investment income ............................           2,294

Accumulated undistributed net realized gain
  on investment and foreign currency transactions ..............          86,391

Net unrealized appreciation on investments and translation
  of assets and liabilities in foreign currencies (Note 3) .....         156,322
                                                                     -----------
                                                                     $   974,241
                                                                     ===========
Investor Class, $0.01 Par Value ($ and shares in full)

Net assets .....................................................     $967,751,37

Shares outstanding .............................................      49,580,808

Net asset value per share ......................................     $     19.52

Advisor Class, $0.01 Par Value ($ and shares in full)

Net assets .....................................................     $ 6,489,365

Shares outstanding .............................................         332,539

Net asset value per share ......................................     $     19.51


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES --This page details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's NET assets. The net assets by class divided by the number of shares outstanding by class gives you the price of an individual share, or the NET ASSET VALUE PER SHARE --for each class of shares.

NET ASSETS are also broken out by capital (money invested by shareholders); income (or loss) not yet paid to shareholders; gains earned but not yet paid to shareholders, or losses (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized gains or losses). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements

                                         www.americancentury.com              13

                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                 (IN THOUSANDS)

Income:

Interest .........................................................     $ 12,969

Dividends ........................................................        2,240
                                                                       --------
                                                                         15,209
                                                                       --------
Expenses (Note 2):

Management fees ..................................................        4,703

Distribution fees -- Advisor Class ...............................            8

Service fees -- Advisor Class ....................................            8

Directors' fees and expenses .....................................            5
                                                                       --------
                                                                          4,724
                                                                       --------
Net investment income ............................................       10,485
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3

Net realized gain (loss) on:

Investments ......................................................       87,429

Foreign currency transactions ....................................          (94)
                                                                       --------
                                                                         87,335
                                                                       --------
Change in net unrealized appreciation on:

Investments ......................................................       (6,595)

Translation of assets and liabilities in foreign currencies ......          116
                                                                       --------
                                                                         (6,479)
                                                                       --------
Net realized and unrealized gain on investments ..................       80,856
                                                                       --------
Net Increase in Net Assets Resulting from Operations .............     $ 91,341
                                                                       ========


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS --This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)

* management fees and expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized gains or losses

See Notes to Financial Statements


14     1-800-345-2021


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1997


Increase in Net Assets                                      1998          1997
--------------------------------------------------------------------------------
OPERATIONS                                                     (IN THOUSANDS)

Net investment income ................................   $  10,485    $  19,451

Net realized gain on investments and
  foreign currency transactions ......................      87,335       75,936

Change in net unrealized appreciation on
  investments and translation of assets and
  liabilities in foreign currencies ..................      (6,479)      41,356
                                                         ---------    ---------

Net increase in net assets resulting
  from operations ....................................      91,341      136,743
                                                         ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class .....................................     (10,689)     (20,449)

  Advisor Class ......................................         (64)         (55)

From net realized gains from investment transactions:

  Investor Class .....................................     (75,512)     (64,787)

  Advisor Class ......................................        (492)        --
                                                         ---------    ---------

Decrease in net assets from distributions ............     (86,757)     (85,291)
                                                         ---------    ---------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase in net assets from
capital
  share transactions .................................      37,796        1,241
                                                         ---------    ---------


Net increase in net assets ...........................      42,380       52,693

NET ASSETS

Beginning of period ..................................     931,861      879,168
                                                         ---------    ---------

End of period ........................................   $ 974,241    $ 931,861
                                                         =========    =========

Undistributed net investment income ..................   $   2,294    $   2,562
                                                         =========    =========


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS --These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* performance

* distributions to shareholders

* shareholders either investing, reinvesting distributions, or withdrawing mone


The changes are broken out into:

* operations--a summary of the Statement of Operations from the previous page

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestment of distributions, and redemptions

The statement also includes the net assets at the beginning and end of the period.

See Notes to Financial Statements

                                        www.americancentury.com               15

NOTES TO FINANCIAL STATEMENTS
-----------------------------

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century Balanced Fund (the Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek capital growth and current income. It is management's intention to maintain approximately 60% of the Fund's assets in common stocks and the remainder in bonds and other fixed income securities. The Fund is authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class commenced on January 6, 1997. Sale of the Institutional Class had not commenced as of April 30, 1998. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS --Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at April 30, 1998.

     REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than

16          1-800-345-2021


NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------

APRIL 30, 1998 (UNAUDITED)

amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee is 1.00% for the Investor Class and 0.75% for the Advisor Class.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Fund under the Master Distribution and Shareholder Services Plan during the six months ended April 30, 1998, were $15,564.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

                                          www.americancentury.com             17


                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                       -----------------------------------------

APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for the six months ended April 30, 1998, totaled $573,449,548, of which $87,218,370 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, totaled $587,111,413, of which $75,321,252 represented U.S. Treasury and Agency obligations.

     As  of  April  30,  1998,  accumulated  net  unrealized   appreciation  was
$155,374,308, based on the aggregate cost of investments of $823,755,119 for federal income tax purposes, which consisted of unrealized appreciation of $163,032,248 and unrealized depreciation of $7,657,940.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

     There are 100,000,000 shares of the Investor Class and 50,000,000 shares of the Advisor Class authorized for issuance. Transactions in shares of the Fund were as follows:
                                                          SHARES        AMOUNT

INVESTOR CLASS                                                (IN THOUSANDS)

Six months ended April 30, 1998

Sold .............................................         4,563      $  86,498

Issued in reinvestment of distributions ..........         4,711         84,322

Redeemed .........................................        (7,055)      (133,744)
                                                       ---------      ---------

Net increase .....................................         2,219      $  37,076
                                                       =========      =========

Year ended October 31, 1997

Sold .............................................        13,169      $ 242,933

Issued in reinvestment of distributions ..........         4,752         83,837

Redeemed .........................................       (17,963)      (330,837)
                                                       ---------      ---------

Net decrease .....................................           (42)     $  (4,067)
                                                       =========      =========
ADVISOR CLASS
(IN THOUSANDS)

Six months ended April 30, 1998

Sold .............................................            48      $     912

Issued in reinvestment of distributions ..........            31            556

Redeemed .........................................           (39)          (748)
                                                       ---------      ---------

Net increase .....................................            40      $     720
                                                       =========      =========
January 6, 1997(1) through October 31, 1997

Sold .............................................           296      $   5,372

Issued in reinvestment of distributions ..........             3             55

Redeemed .........................................            (6)          (119)
                                                       ---------      ---------

Net increase .....................................           293      $   5,308
                                                       =========      =========
(1) Commencement of sale of the Advisor Class.


18         1-800-345-2021


BALANCED FINANCIAL HIGHLIGHTS
-----------------------------

                                                        FOR A SHARE OUTSTANDING THROUGHOUT THE
                                                        YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                     Investor Class

                                 1998(1)            1997            1996            1995            1994        1993

PER-SHARE DATA

Net Asset Value,
Beginning of Period ........   $   19.55        $   18.55       $   17.70       $   15.94       $   16.52   $   14.89
                               ---------        ---------       ---------       ---------       ---------   ---------

Income From
Investment Operations

  Net Investment Income ....        0.21(2)          0.40(2)         0.44(2)         0.48(2)         0.42        0.38

  Net Realized and
  Unrealized Gain (Loss)
  on Investment
  Transactions .............        1.58             2.41            1.88            2.03           (0.58)       1.62
                               ---------        ---------       ---------       ---------       ---------   ---------

  Total From Investment
  Operations ...............        1.79             2.81            2.32            2.51           (0.16)       2.00
                               ---------        ---------       ---------       ---------       ---------   ---------
Distributions

  From Net
  Investment Income ........       (0.22)           (0.43)          (0.46)          (0.48)          (0.42)      (0.37)

  From Net Realized Gains
  on Investment
  Transactions .............       (1.60)           (1.38)          (1.01)          (0.27)           --          --
                               ---------        ---------       ---------       ---------       ---------   ---------

  Total Distributions ......       (1.82)           (1.81)          (1.47)          (0.75)          (0.42)      (0.37)
                               ---------        ---------       ---------       ---------       ---------   ---------
Net Asset Value,
End of Period ..............   $   19.52        $   19.55       $   18.55       $   17.70       $   15.94   $   16.52
                               =========        =========       =========       =========       =========   =========

  Total Return(3) ..........       10.06%           16.34%          14.04%          16.36%          (0.93)%     13.64%


RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets .................        1.00%(4)         1.00%           0.99%           0.98%           1.00%       1.00%

Ratio of Net
Investment Income
to Average
Net Assets .................        2.22%(4)         2.15%           2.50%           2.90%           2.70%       2.40%

Portfolio Turnover Rate ....          62%             110%            130%             85%             94%         95%

Average Commission Paid
per Share of Equity
Security Traded ............   $  0.0431        $  0.0371       $  0.0400       $  0.0390           --(5)       --(5)

Net Assets,
End of Period
(in millions) ..............   $     968        $     926       $     879       $     816       $     704   $     706

(1)  Six months ended April 30, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS --This page itemizes what contributed to the class's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* distributions of income and capital gains paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements

                                       www.americancentury.com                19



                                       BALANCED FINANCIAL HIGHLIGHTS (CONTINUED)
                                       -----------------------------------------

                               FOR A SHARE OUTSTANDING FOR THE PERIODS INDICATED

                                                               Advisor Class


                                                           1998(1)            1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period ...............   $     19.55        $     17.46
                                                       -----------        -----------

Income From Investment Operations

  Net Investment Income(3) .........................          0.18               0.29

  Net Realized and Unrealized Gain on
  Investment Transactions ..........................          1.58               2.04
                                                       -----------        -----------

  Total From Investment Operations .................          1.76               2.33
 ....................................................   -----------        -----------

Distributions

  From Net Investment Income .......................         (0.20)             (0.24)

  From Net Realized Gains on Investment Transactions         (1.60)              --
                                                       -----------        -----------

  Total Distributions ..............................         (1.80)             (0.24)
                                                       -----------        -----------

Net Asset Value, End of Period .....................   $     19.51        $     19.55
                                                       ===========        ===========

  Total Return(4) ..................................          9.87%             13.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ..............................          1.25%(5)           1.25%(5)

Ratio of Net Investment Income
to Average Net Assets ..............................          1.97%(5)           1.90%(5)

Portfolio Turnover Rate ............................            62%               110%

Average Commission Paid per
Share of Equity Security Traded ....................   $    0.0431        $    0.0371

Net Assets, End of Period (in thousands) ...........   $     6,489        $     5,724

(1)  Six months ended April 30, 1998 (unaudited).

(2)  January 6, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


20           1-800-345-2021


SHARE CLASS AND RETIREMENT ACCOUNT INFORMATION
----------------------------------------------

SHARE CLASSES

     Until September 3, 1996, Balanced issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

     Now, an increased amount of share purchases are made by investors through financial intermediaries (who ordinarily are compensated for the additional services they provide), or by very large institutional investors who expect lower costs because of their size. In September 1996, American Century began to offer three classes of shares for Balanced. One class is for investors who buy directly from American Century, one is for investors who buy through financial intermediaries and the third is for large institutional customers.

     The original class of Balanced shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than the total expense ratio of the Investor Class.

     An INSTITUTIONAL CLASS also is available to endowments, foundations, defined-benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class is 0.20% less than the total expense ratio of the Investor Class shares.

     The Institutional Class had not commenced as of April 30, 1998.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century to obtain either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                        www.americancentury.com               21


                                                          BACKGROUND INFORMATION
                                                          ----------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The American Century Group consists of mostly moderate-risk and specialty funds including conservative equity, balanced, asset allocation, gold, natural resources, utilities and real estate funds. In general, aside from the specialty funds, which have unique risks, this fund group is for investors seeking core portfolio holdings in the middle ground between aggressive stock funds and money market and bond funds.

     BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in the stocks of firms with accelerating growth rates. Under normal market conditions, the remaining assets are held in quality intermediate-term bonds.

     We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

     For the equity portfolio, the management team seeks to own companies whose earnings and revenues are growing at accelerating rates.

     For the fixed-income portfolio, "quality first" is the rule. The management team seeks only investment-grade bonds--those rated in the top four quality categories by nationally recognized rating organizations.

     Each portfolio is managed by a team, rather than by one "star" manager. We believe this allows us to make better, more consistent management decisions.

COMPARATIVE INDICES

     The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The BLENDED INDEX is considered the benchmark for Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, which reflects the 60% of the fund's assets invested in equity securities. The remaining 40% of the index is represented by the Lehman Intermediate Government/Corporate Index, which reflects the 40% of the fund's assets invested in intermediate-term bonds and other fixed-income securities.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX is considered to represent the performance of a portfolio of intermediate-term U.S. government and corporate bonds. The index includes the Lehman Government and Corporate Bond indices, which are composed of U.S. government, Treasury and agency securities with one- to 10-year maturities, as well as corporate and Yankee bonds with one- to 10-year maturities.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.


[left margin]

INVESTMENT TEAM LEADERS

EQUITY PORTFOLIO

PORTFOLIO MANAGER:                       JIM STOWERS III

PORTFOLIO MANAGER:                        BRUCE WIMBERLY

PORTFOLIO MANAGER:                      JOHN SYKORA, CFA

FIXED-INCOME PORTFOLIO

PORTFOLIO MANAGER:                             BUD HOOPS

PORTFOLIO MANAGER:                     JEFF HOUSTON, CFA


22           1-800-345-2021


GLOSSARY
--------

FIXED-INCOME TERMS

*CREDIT QUALITY reflects the financial strength of a debt security issuer and the likelihood of timely payment of interest and principal.

*DURATION is a measure of the sensitivity of a fixed income portfolio to changes in interest rates. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

*STANDARD & POOR'S (S&P) is an independent rating company, one of the two best known in the United States (the other is Moody's). The credit ratings issued by S&P and Moody's reflect the perceived financial strength (credit quality) of debt issuers. Debt securities rated "investment grade" (deemed to be of high enough credit quality to be appropriate investments for banks and other institutions) by S&P are those rated BBB or higher (the highest rating is AAA).

*WEIGHTED AVERAGE MATURITY (WAM), another measurement of the sensitivity of a fixed-income portfolio to interest rate changes, indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and interest rate sensitivity the portfolio has.

RETURNS

*TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 19 and 20.


EQUITY TERMS

*BLUE-CHIP STOCKS--generally considered to be the stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

*CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

*GROWTH STOCKS--generally considered to be the stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

*VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

*LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

*MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

*SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--generally considered to be the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

*PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

                                          www.americancentury.com             23


NOTES
-----

24        1-800-345-2021


[inside back cover]

[american century logo(reg.sm)]
American
Century(reg.tm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Mutual Funds Inc.


Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation Funds Distributor, Inc.

[recycled logo]
Recycled


[back cover]


        [40 years logo]
Four Decades of Serving Investors
            40 Years
   American Century(reg.tm)
         1958  *  1998







American Century Investments                                        Bulk Rate
P.O.Box 419200                                                  U.S.Postage Paid
Kansas City, MO 64141-6200                                      American Century
www.americancentury.com                                             Companies


9806                               (C)1998 American Century Services Corporation
SH-BKT-12486                       Funds Distributor, Inc.

[front cover]                                                     April 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

        [graphic of U.S. currency and two individuals walking up stairs]

BENHAM GROUP
------------
Cash Reserve

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]


BENHAM GROUP CASH RESERVE
(TWCXX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998




Our Message to You
-----------------------------------------------------------------------------

[photo of James E. Stowers, Jr and James E. Stowers III]
JAMES E. STOWERS, JR. WITH JAMES E. STOWERS III, SEATED

     During the six months ended April 30, 1998, the Federal Reserve held short-term interest rates steady against a backdrop of low inflation, an improving federal budget and a healthy economy. As a result, money market yields were relatively stable. Shareholders in Cash Reserve continued to enjoy better-than-average money market returns.

     By now, you should have received a proxy statement and ballot that includes a proposal to merge Cash Reserve into Benham Prime Money Market Fund. The two funds have virtually identical investment objectives and policies, and they are managed by the same investment team.

     This consolidation will eliminate duplication among our fund offerings and enable the management team to achieve greater efficiencies. The proxy statement contains more details about this proposal; we strongly encourage you to read it carefully and take part in the proxy vote if you have not already done so.

     On the corporate front, American Century gained a powerful business partner in January when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the U.S., became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

     Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

     We hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and should encourage readers to take a closer look.

     Finally, we are proud to note that 1998 is our 40th anniversary. Few fund companies have been around that long, and not many offer nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors such a wide range of choice and flexibility.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                          Table of Contents

   Report Highlights ......................................................    2
   Services Update ........................................................    3
   Credit Review ..........................................................    4
CASH RESERVE
   Performance Information ................................................    5
   Management Q & A .......................................................    6
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statements of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   17
OTHER INFORMATION
   Share Class and Retirement
      Account Information .................................................   19
   Background Information
      Investment Philosophy
         and Policies .....................................................   20
      Comparative Indices .................................................   20
      Lipper Rankings .....................................................   20
      Investment Team
         Leaders ..........................................................   20
   Glossary ...............................................................   21


                                                 www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

CREDIT REVIEW

*   Corporate credit conditions remained healthy during the past six months.

* Thanks to our credit research team, Cash Reserve avoided Japanese banks, whose credit quality continued to deteriorate as a result of the Asian financial meltdown.

* Our credit team has doubled in size over the past year; a larger and more diverse group will give us a better opportunity to add value to our funds.

MANAGEMENT Q&A

* Cash Reserve's 2.61% return (Investor Class shares) for the six months ended April 30, 1998, beat the 2.43% return of the average money market fund. (See Total Returns on page 5.)

* We left the portfolio in a neutral position for most of the six-month period, reflecting the prevailing uncertainty about the future direction of interest rates.

* The financial crisis in Asia had little impact on Cash Reserve. We reduced our modest Japanese industrial holdings and replaced them with higher-quality U.S. securities.

*   To enhance the fund's yield,  we maintained our investment in  variable-rate
    notes,   whose  yields  are  typically   higher  than  those  of  fixed-rate
    securities.

* We believe interest rates should remain stable in the near term, especially while U.S. economic strength and Asian economic weakness continue to offset each other.

* As long as interest rates are stable, we plan to maintain the portfolio's neutral positioning. In addition, we'll look to diversify our holdings with commercial paper issued by U.S. industrial companies.


[left margin]

           CASH RESERVE(1) (TWCXX)

TOTAL RETURNS:              AS OF 4/30/98
    6 Months                     2.61%(2)
    1 Year                          5.26%

NET ASSETS:                  $1.1 billion

7-DAY CURRENT YIELD:                5.16%

INCEPTION DATE:                    3/1/85



Our credit team has doubled in size over the past year; a larger and more diverse group will give us a better opportunity to add value to our funds.


(1)  Investor Class.
(2)  Not annualized.

Investment terms are defined in the Glossary on page 21.


2     1-800-345-2021


Services Update
-----------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you want at no charge, as long as each one is for $100 or more.

BESIDES WRITING A CHECK, HOW ELSE CAN I ACCESS MY MONEY?

     There are a couple of easy ways. First, we can send a check directly to you at your address of record. All you need to do is give us a call or write us a letter requesting the check, and we'll send it right out to you.

     We can also make automatic deposits from your money market fund to your bank account. Just make sure we have all of your bank information on file, and then give us a call to request a direct transfer to your bank account.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     No. Exchanges involve moving money from one American Century fund to another. Although there is a limit of six exchanges per calendar year out of our bond and stock funds, there is no limit for money market funds.

     Exchanges can be made by:

     * calling an Investor Services representative (1-800-345-2021)

     * dialing into our Automated Information Line (1-800-345-8765)

     * writing us a letter

     * connecting to our Web site
       (www.americancentury.com)

     You can also make exchanges through our Automatic Exchange plan or Open Order service.

HOW DO OPEN ORDERS WORK?

     Open Orders enable you to buy or sell shares in a mutual fund automatically at a price you designate. Here's how it works:

* TO BUY--select a fund in which you wish to invest and specify a price at which you'd like to buy shares. Because the object is to buy low, the price you specify must be at or below the fund's last closing price. If the fund's price closes at or below your specified price, we will automatically move the amount you designated from your money market fund into an account in the fund you selected.

* TO SELL--select a fund in which you own shares and specify a price at which you'd like to sell them. Because the object is to sell high, the price you specify must be at or above the fund's last closing price (we can't place stop-loss orders). If the fund's price closes at or above your specified price, we'll sell the number of shares you designated and move the proceeds into your money market fund.

Some other notes about Open Orders:

* Open Orders last for a maximum of 90 days and may be canceled or extended whenever you choose.

* Once you've placed, canceled, or modified your Open Order, we'll send a letter confirming your decision to your address of record.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).


[right margin]
ACCESSING YOUR MONEY. . .
We can send a check directly to you at your address of record. All you need to do is give us a call or write us a letter requesting the check. We can also make automatic deposits from your money market fund to your bank account.


                                                 www.americancentury.com      3


Credit Review
-----------------------------------------------------------------------------

CREDIT CONDITIONS STILL STRONG OVERALL

     During the six months ended April 30, 1998, corporate credit conditions in the U.S. remained healthy. The U.S. economy continued its strong growth rate, which boosted earnings growth for many businesses and helped keep corporate credit quality at its highest level this decade.

ASIAN FLU

     We've written before about the domestic problems facing Japanese banks, from overcapacity to weak underwriting to bad real estate loans. The financial meltdown in Asia has broadened the scope of their problems and further weakened credit quality. By repeating domestic lending mistakes across Asia, Japanese banks have become more vulnerable than ever.

     American Century's credit research team anticipated the Japanese banking system's problems some time ago. Our money market funds have not invested in any securities issued or backed by Japanese banks over the past year, and there are no Japanese banks currently on our "approved list"--the list of money market security issuers that meet our stringent internal credit requirements.

     It is clear that the Japanese government needs to take some corrective action to reform its banking system, but instead it is simply pouring money into the system just to keep it afloat. Until serious reform occurs (if it ever does), our funds will continue to stay away from the Japanese banking sector.

     In contrast, there are a number of non-financial Japanese companies on our approved list. These companies have several similar characteristics that we like:

* WORLDWIDE FOCUS--they do business on a global scale, and by exporting to other regions, they've been able to offset economic weakness at home.

* MARKET DOMINATION--they are among the top companies in their respective industries worldwide.

* DEEP POCKETS--all have the financial resources to survive challenges like the Asian economic downturn.

CREDIT TEAM EXPANSION

     Our corporate credit research team continued to expand over the past six months, bringing the total number of analysts to ten.

     A larger and more diverse credit team gives us a better opportunity to add value to our funds. For example, we've expanded our international expertise, which gives our fund managers more investment alternatives without compromising our high credit standards.

     In addition, we are able to look into and get comfortable in complex areas that others are not as familiar with, such as asset-backed securities. As a result, we believe our management teams can get better value out of their investments in these areas.


[left margin]

American Century's credit research team anticipated the Japanese banking system's problems some time ago.

CORPORATE CREDIT RESEARCH TEAM

DIRECTOR: GREG AFIESH

CORPORATE CREDIT ANALYSTS:
   DANIEL BAKER
   KALPESH DADBHAWALA
   MICHAEL DIFLEY
   TANYA FLEISCHER
   ED GRANT
   KRISTINE IWAFUCHI
   LYNDA LOWRY
   SUDHA MANI
   GINA SANCHEZ
   TOM VAIANA


Our corporate credit research team continued to expand over the past six months.


4     1-800-345-2021


Performance--Cash Reserve
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                             INVESTOR CLASS (INCEPTION 3/1/85)                   ADVISOR CLASS (INCEPTION 4/1/97)
                                 90-DAY                                                         90-DAY
                                TREASURY      MONEY MARKET INSTRUMENT FUNDS(2)      CASH       TREASURY
                CASH RESERVE   BILL INDEX    AVERAGE RETURN    FUND'S RANKING      RESERVE    BILL INDEX
6 MONTHS(1)        2.61%          2.57%           2.43%              --             2.48%        2.57%
1 YEAR             5.26%          5.16%           4.98%         71 OUT OF 303       4.99%        5.16%
-----------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS            5.14%          5.23%           4.98%         96 OUT OF 254           --        --
5 YEARS            4.47%          4.80%           4.47%         98 OUT OF 188           --
10 YEARS           5.30%          5.49%           5.35%         70 OUT OF 115           --         --
LIFE OF FUND       5.59%          5.70%(3)        5.64%(3)      53 OUT OF 87(3)        4.97%     5.16%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

(3) Since 3/31/85, the date nearest the class' inception for which data are available.

(4) Since 4/30/97, the date nearest the class' inception for which data are available.

See pages 19-21 for more information about share classes, returns, the comparative index and Lipper fund rankings.

PORTFOLIO AT A GLANCE

                             4/30/98          10/31/97

NUMBER OF SECURITIES           84                87

WEIGHTED AVERAGE
MATURITY                     65 DAYS           50 DAYS

EXPENSE RATIO (FOR
INVESTOR CLASS)              0.55%*             0.68%

* Annualized.


YIELDS AS OF APRIL 30, 1998
                                   INVESTOR CLASS

7-DAY CURRENT YIELD                    5.16%

7-DAY EFFECTIVE YIELD                  5.29%


Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


                                                www.americancentury.com       5


Cash Reserve--Q&A
-----------------------------------------------------------------------------

     An interview with Denise Tabacco and John Walsh, portfolio managers on the Cash Reserve fund investment team.

HOW DID THE FUND PERFORM DURING THE PAST SIX MONTHS?

     Cash Reserve performed well, providing a higher level of income than the average money market fund. For the six-month period ended April 30, 1998, the fund's Investor Class shares had a total return of 2.61%, compared with the 2.43% average return of the 313 "Money Market Instrument Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons).

HOW WAS THE FUND POSITIONED DURING THE PERIOD?

     We were mostly neutral, reflecting the relatively stable interest rate environment. We consider a weighted average maturity of 50-60 days to be a neutral position, which we take when we're unsure about the future direction of interest rates. After beginning the period at 50 days, the fund's average maturity dipped closer to 40 days in December because of a temporary scarcity of attractively priced, longer-maturity paper.

     When supply bounced back in early 1998, we extended the average maturity back out to around 55-65 days, where it remained until the end of the period.

IN THE LAST REPORT, YOU TALKED A LITTLE ABOUT THE IMPACT OF THE FINANCIAL PROBLEMS IN SOUTHEAST ASIA. HOW HAS THIS SITUATION PLAYED OUT FOR THE FUND?

     The Asian crisis has had a significant negative impact on Japanese banks, but our credit group spotted the Japanese banking sector's deterioration quite some time ago (see page 4). As a result, Cash Reserve's Japanese holdings were minimal and limited to the securities of a handful of strong Japanese industrial companies, like Toyota.

     As the problems in Southeast Asia intensified, our conservative investment approach led us to further reduce our Japanese industrial holdings. Our credit analysis team continues to closely monitor events in Southeast Asia and Japan to anticipate the impact of continued Asian weakness on other sectors and economies.

     To offset the reduction in Japanese industrial holdings, we added high-quality asset-backed commercial paper (short-term securities backed by a pool of loans or other debt). We were also able to enhance the fund's yield by maintaining our investment in variable-rate notes (VRNs).


[left margin]

Cash Reserve performed well, providing a higher level of income than the average money market fund.


[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF APRIL 30, 1998

Commercial Paper       64%
Variable-Rate Notes    22%
Asset-Backed            8%
Certificates of
   Deposit              5%
Other                   1%


AS OF OCTOBER 31, 1997

Commercial Paper       68%
Variable-Rate Notes    22%
Asset-Backed            6%
Certificates of
   Deposit              4%


6     1-800-345-2021


Cash Reserve--Q&A (continued)
-----------------------------------------------------------------------------

HOW DO VRNS HELP ENHANCE THE FUND'S YIELD?

     VRNs are debt securities whose interest rates change when a designated base rate changes. Because of their fluctuating rates, VRNs have yields that are typically higher than those of fixed-rate securities. When choosing VRNs, a primary factor we consider is how the market anticipates interest rate changes by the Federal Reserve and how that affects different types of VRNs.

     For  example,  some  VRNs are tied to the  London  Interbank  Offered  Rate
(LIBOR), a money market rate that most banks and corporations track when determining the rate they'll pay to investors on short-term debt. Others are tied to the federal funds rate, the lending rate targeted by the Fed for large overnight loans between commercial banks.

     The yields on LIBOR-related securities tend to anticipate Fed actions, rising before interest rate hikes and falling in advance of rate cuts. When we believe the Fed is poised to raise interest rates, we typically choose securities tied to LIBOR in an effort to capture the higher yields as early as possible. Conversely, when we think that the Fed is poised to reduce rates, we lean toward VRNs tied to the federal funds rate because their yields typically stay higher longer than the yields of LIBOR-related securities.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES GOING FORWARD?

     We believe rates should remain stable over the near term, though market sentiment is currently divided. On one hand, the strength of the U.S. economy--as evidenced by very low unemployment, strong retail sales and low inventories--has the potential to re-ignite inflationary pressures and force the Fed to raise rates. On the other hand, we don't know if the economic slowdown in Southeast Asia has had its full impact on the U.S. economy. If problems in Asia translate into slower U.S. economic growth, the Fed could cut rates.

GIVEN THAT OUTLOOK, HOW WILL YOU MANAGE THE FUND OVER THE NEXT SIX MONTHS?

     We plan to maintain the fund's average maturity around our neutral position of 50-60 days until there is definitive and sustained evidence of the direction of U.S. economic growth, inflation and interest rates. Additionally, we'll look for attractively priced commercial paper backed by U.S. industrial companies to diversify away from financial services and bank holdings.


[right margin]

We believe interest rates should remain stable over the near term.

PORTFOLIO COMPOSITION BY CREDIT RATING

                     % OF FUND INVESTMENTS
                    AS OF             AS OF
                   4/30/98          10/31/97

A1                   34%               21%

A1+                  66%               77%

A2                   --                 2%

A1 and A1+ are Standard & Poor's highest credit ratings for short-term commercial debt.

                                                 www.americancentury.com      7


Cash Reserve's Schedule of Investments
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ IN THOUSANDS)                     Value
-----------------------------------------------------------------------------

COMMERCIAL PAPER(1)

BANKING--6.6%

            $10,000  Bankers Trust New York Corp.,
                         5.48%, 10/13/98                   $      9,749

             10,000  Banco De Galicia Y Buenos Aires
                         S.A., 5.47%, 9/11/98 (LOC:
                         Bayerische Vereinsbank A.G.)             9,798

              4,210  Chase Manhattan Bank USA,
                         N.A., 5.40%, 5/26/98                     4,195

             15,000  Garanti Funding Corporation,
                         5.51%-5.52%,
                         7/29/98-7/30/98 (LOC:
                         Bayerische Vereinsbank A.G.)            14,795

             25,000  National Australia Funding
                         (Delaware), Inc., 5.41%-5.43%,
                         5/6/98-5/26/98                          24,951

             10,000  Unibanco Uniao De Bancos
                         Brasileiros S.A., 5.48%,
                         4/15/99 (LOC: Bayerische
                         Vereinsbank A.G.)                        9,469
                                                           ----------------

                                                                 72,957
                                                           ----------------

BUILDING & HOME IMPROVEMENTS--0.9%

             10,000  Cemex, S.A. de C.V., 5.46%,
                         5/14/98 (LOC: Credit Suisse
                         First Boston)                            9,980
                                                           ----------------

CREDIT CARD & TRADE RECEIVABLES--7.5%

             15,050  Charta Corporation, 5.53%-5.55%,
                         5/11/98 (AMBAC) (Acquired
                         3/12/98-4/29/98,
                         Cost $14,985)(2)                        15,027

             15,000  Corporate Receivables Corp.,
                         5.51%-5.52%,
                         5/20/98-5/27/98 (LOC:
                         Citibank, N.A.) (Acquired
                         3/12/98-3/17/98,
                         Cost $14,859)(2)                        14,952

             18,200  Dakota Certificates (Citibank),
                         Series 1995-7, 5.52%,
                         5/18/98 (Acquired 3/3/98,
                         Cost $17,988)(2)                        18,153

             35,000  WCP Funding Inc., 5.45%-5.53%,
                         5/14/98-5/28/98 (AMBAC)
                         (Acquired 2/5/98-3/17/98,
                         Cost $34,575)(2)                        34,877
                                                           ----------------

                                                                 83,009
                                                           ----------------

DIVERSIFIED COMPANIES--3.4%

             38,000  Mitsubishi International Corp.,
                         5.50%, 5/4/98-7/20/98                   37,771
                                                           ----------------

ELECTRICAL PRODUCTS--2.1%

             23,500  Siemans Corp., 5.50%, 6/19/98               23,324
                                                           ----------------


Principal Amount           ($ IN THOUSANDS)                     Value
-----------------------------------------------------------------------------

ENERGY--1.3%

            $15,000  Statoil Den Norske Stats
                         Oljeselskap A.S., 5.50%,
                         5/18/98                            $    14,961
                                                           ----------------

FINANCIAL SERVICES--18.7%

             14,500  American Express Credit, 5.67%,
                         5/12/98                                 14,475

             27,500  Countrywide Home Loan, Inc.,
                         5.54%-5.57%,
                         5/1/98-5/19/98                          27,471

             33,000  Falcon Asset Securities
                         Corporation, 5.49%-5.54%,
                         6/4/98-7/14/98 (Acquired
                         4/8/98-4/28/98,
                         Cost $32,703)(2)                        32,770

             21,000  Ford Motor Credit Co., 5.47%,
                         7/7/98                                  20,786

              9,000  General Electric Capital Corp.,
                         5.37%, 6/5/98                            8,953

             28,000  General Electric Capital Services,
                         Inc., 5.40%-5.51%,
                         5/29/98-7/1/98                          27,780

             49,400  General Motors Acceptance Corp.,
                         5.49%-5.54%,
                         5/5/98-7/31/98                          49,049

             26,500  Hitachi Credit America Corp.,
                         5.54%, 6/19/98-6/26/98                  26,287
                                                           ----------------

                                                                207,571
                                                           ----------------

INSURANCE--5.2%

             35,000  Prudential Funding Corp.,
                         5.47%-5.51%,
                         7/2/98-7/9/98                           34,648

             23,000  SAFECO Corp., 5.55%,
                         5/21/98-6/23/98
                         (Acquired 3/16/98-4/8/98,
                         Cost $22,761)(2)                        22,914
                                                           ----------------

                                                                 57,562
                                                           ----------------

METALS & MINING--2.0%

             22,000  Rio Tinto America Inc., 5.46%,
                         5/15/98-9/2/98                          21,786
                                                           ----------------

RETAIL--1.5%

             17,000  Southland Corp., 5.42%-5.50%,
                         6/11/98-8/18/98 (LOC:
                         Ito-Yokado Co. Ltd.)                    16,873
                                                           ----------------

RUBBER & PLASTICS--1.8%

             20,000  Formosa Plastics Corp. USA,
                         5.54%, 6/25/98 (LOC: Bank of
                         America N.T. & S.A.)                    19,831
                                                           ----------------

SECURITY BROKERS & DEALERS--11.3%

             28,000  BT Alex Brown Inc.,
                         5.39%-5.46%,
                         7/15/98-8/26/98                         27,555

See Notes to Financial Statements


8      1-800-345-2021


Cash Reserve's Schedule of Investments (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ IN THOUSANDS)                     Value
-----------------------------------------------------------------------------

            $37,000  Credit Suisse First Boston, Inc.,
                         5.45%-5.47%,
                         5/4/98-7/16/98                     $    36,727

              8,000  Goldman Sachs Group L.P.,
                         5.42%, 5/14/98                           7,984

             17,500  Merrill Lynch & Co., Inc., 5.51%,
                         6/12/98                                 17,388

             35,800  Morgan Stanley Dean Witter,
                         Discover & Co., 5.43%-5.47%,
                         5/8/98-5/26/98                          35,710
                                                           ----------------

                                                                125,364
                                                           ----------------

UTILITIES--1.3%

             15,000  National Rural Utilities Cooperative
                         Finance Corp., 5.48%, 7/16/98           14,826
                                                           ----------------

TOTAL COMMERCIAL PAPER--63.6%                                   705,815
                                                           ----------------

OTHER CORPORATE DEBT

BANKING--6.0%

             20,000  American Express Centurion Bank,
                         VRN, 5.60%, 5/11/98,
                         resets monthly off the 1-month LIBOR
                         minus 0.06% with no caps                20,000

             20,000  First Bank, N.A., VRN, 5.56%,
                         5/20/98, resets monthly off the
                         1-month LIBOR minus 0.95%
                         with no caps                            19,999

             12,000  Key Bank N.A., VRN, 5.40%, 5/1/98,
                         resets daily off the
                         Federal Funds rate plus 0.07%
                         with no caps                            11,997

             15,000  U.S. Bank N.A., Minnesota, VRN,
                         5.53%, 5/20/98, resets monthly
                         off the 1-month LIBOR minus
                         0.13% with no caps                      14,996
                                                           ----------------

                                                                 66,992
                                                           ----------------

FINANCIAL SERVICES--2.3%

             25,000  Abbey National Treasury Services,
                         VRN, 5.78%, 5/15/98,
                         resets monthly off the 1-month LIBOR
                         minus 0.12% with no caps                24,998
                                                           ----------------

INSURANCE--11.9%

             40,000  General American Life, VRN,
                         5.89%, 5/1/98, resets
                         monthly off the 1-month LIBOR
                         plus 0.20% with no caps (Acquired
                         1/3/97, Cost $40,000)(2)                40,000

             10,000  General American Life, VRN, 5.89%,
                         5/1/98, resets monthly off the 1-month
                         LIBOR plus 0.20% with no caps (Acquired
                         7/7/97, Cost $10,000)(2)                10,000


Principal Amount           ($ IN THOUSANDS)                     Value
-----------------------------------------------------------------------------

            $47,000  Transamerica Occidental Life
                         Insurance Co., VRN, 5.69%,
                         5/1/98,  resets  monthly off
                         the 1-month  LIBOR with no
                         caps (Acquired 6/30/97,
                         Cost $47,000)(2)                   $    47,000

             11,700  Travelers Insurance Company (The),
                         VRN, 5.71%, 5/11/98, resets
                         monthly off the 1-month
                         LIBOR plus 0.05% with no caps
                         (Acquired 6/9/97,
                         Cost $11,700)(2)                        11,700

             23,500  Travelers Insurance Company (The),
                         VRN, 5.71%, 5/26/98, resets
                         monthly off the 1-month LIBOR
                         plus 0.05% with no caps
                         (Acquired 5/23/97,
                         Cost $23,500)(2)                        23,500
                                                           ----------------

                                                                132,200
                                                           ----------------

SECURITY BROKERS & DEALERS--2.3%

             15,000  Credit Suisse First Boston, VRN,
                         5.44%, 5/1/98, resets daily off
                         the Federal Funds rate plus
                         0.11% with no caps                      15,000

             10,000  Merrill Lynch & Co., Inc. MTN,
                         Series B, VRN, 5.85%, 7/5/98,
                         resets quarterly off the 3-month
                         LIBOR plus 0.25% with no caps           10,019
                                                           ----------------

                                                                 25,019
                                                           ----------------

TOTAL OTHER CORPORATE DEBT--22.5%                               249,209
                                                           ----------------

ASSET-BACKED SECURITIES

             23,500  ABSIT, VRN, Series 1997 C,
                         Class N, 5.66%, 5/15/98, resets
                         monthly off the 1-month LIBOR
                         with no caps (LOC: Goldman
                         Sachs Group L.P.) (Acquired
                         6/11/97, Cost $23,500)(2)               23,500

              2,325  Americredit Automobile Receivables
                         Trust, Series 1997 C, Class A1,
                         5.66%, 9/5/98 (FSA)                      2,325

              5,180  Americredit Automobile Receivables
                         Trust, Series 1997 D, Class A1,
                         5.80%, 11/5/98 (FSA)                     5,180

                362  Barnett Auto Trust, Series 1997 A,
                         Class A1, 5.65%, 10/15/98
                         (Acquired 9/18/97, Cost $362)(2)           362

              7,213  Capital Equipment Receivables
                         Trust, Series 1997-1, Class A1,
                         5.79%, 12/15/98                          7,213

              6,182  Chase Manhattan Auto Owner
                         Trust, Series 1998 A, Class A1,
                         5.55%, 3/12/99                           6,182

See Notes to Financial Statements


                                                 www.americancentury.com      9


Cash Reserve's Schedule of Investments (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ IN THOUSANDS)                     Value
-----------------------------------------------------------------------------

            $10,000  Chase Manhattan Auto Owner
                         Trust, Series 1998 B, Class A1,
                         5.58%, 5/10/99                     $    10,000

              5,151  Contimortgage Home Equity Loan
                         Trust, Series 1998-1, Class A1,
                         5.65%, 3/15/99 (MBIA)                    5,151

              2,828  Ford Credit Auto Owner Trust,
                         Series 1997 B, Class A1,
                         5.75%, 10/15/98                          2,828

             14,786  Ford Credit Auto Owner Trust,
                         Series 1998 A, Class A1,
                         5.55%, 2/15/99                          14,786

             15,000  Racers, Series 1997-MM-8-5, VRN,
                         5.67%, 5/29/98, resets
                         monthly off the 1-month
                         LIBOR minus 0.02% with no caps
                         (LOC: National Westminster
                         Bank PLC) (Acquired 8/29/97,
                         Cost $15,000)(2)                        15,000
                                                           ----------------

TOTAL ASSET-BACKED SECURITIES--8.3%                              92,527
                                                           ----------------


Principal Amount           ($ IN THOUSANDS)                     Value
-----------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT

            $10,000  ABN Amro Bank N.V., 5.79%,
                         3/26/99                            $    10,003

             10,000  Bayerische Landesbank
                         Girozentrale, 5.66%, 2/22/99            10,000

             10,000  Caisse Nationale de Credit
                         Agricole, 5.90%, 8/11/98                10,000

             10,000  Deutsche Bank, A.G., 5.70%,
                         3/5/99                                   9,996

             11,000  Royal Bank of Canada -
                         New York, 5.55%, 2/11/99                10,995
                                                           ----------------

TOTAL CERTIFICATES OF DEPOSIT--4.6%                              50,994
                                                           ----------------

BANK NOTES--1.0%

             11,000  BankBoston N.A., 5.59%, 7/8/98              11,000
                                                           ----------------

TOTAL INVESTMENT SECURITIES--100.0%                          $1,109,545
                                                           ================

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Indemnity Assurance Corporation

FSA = Financial Security Assurance

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MTN = Medium Term Note

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective April 30, 1998.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) The rates for commercial paper are the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or Section 4(2) of the Securities Act of 1933 or is otherwise restricted as to resale and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1998, was $309,755, which represented 27.9% of net assets. Restricted securities which were illiquid represented 6.6% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal (dollar) amount of each investment

* the market value of each investment

* the percentage of total investments in each industry

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


10     1-800-345-2021


Statement of Assets and Liabilities
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

ASSETS                                  (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)

Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes)
  (Note 1) ..............................................           $ 1,109,545

Cash ....................................................                 4,597

Interest receivable .....................................                 2,057
                                                                    -----------

                                                                      1,116,199
                                                                    -----------
LIABILITIES

Disbursements in excess of
  demand deposit cash ...................................                 3,236

Payable for capital shares
  redeemed ..............................................                 1,805

Accrued management fees
  (Note 2) ..............................................                   474

Dividends payable .......................................                   947

Accrued expenses and
  other liabilities .....................................                     5
                                                                    -----------

                                                                          6,467
                                                                    -----------

Net Assets ..............................................           $ 1,109,732
                                                                    ===========
NET ASSETS CONSIST OF:

Capital (par value and
  paid in surplus) ......................................           $ 1,109,817

Accumulated net realized
  loss from investment
  transactions ..........................................                   (85)
                                                                    -----------

                                                                    $ 1,109,732
                                                                    ===========

Investor Class,
  $0.01 Par Value

Net assets ..............................................           $ 1,107,501

Shares outstanding ......................................             1,107,586

Net asset value per share ...............................           $      1.00


Advisor Class,
  $0.01 Par Value

Net assets ..............................................           $     2,231

Shares outstanding ......................................                 2,231

Net asset value per share ...............................           $      1.00


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This page details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's NET assets. The net assets by class divided by the total number of fund shares outstanding by class gives you the price of an individual share, or the NET ASSET VALUE PER SHARE, for each class of shares.

NET ASSETS are also broken out by capital (money invested by shareholders); income not yet paid to shareholders; and gains earned from investment activity but not yet paid to shareholders or net losses from investment activity (known as realized gains or losses). This breakout tells you the value of assets that are performance-related, such as income and investment gains or losses, and the value of assets that are not related to performance, such as shareholder investment and redemptions.

                                               See Notes to Financial Statements


                                               www.americancentury.com      11


Statement of Operations
-----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME                                                (IN THOUSANDS)

Income:

Interest ...................................................           $ 33,243
                                                                       --------

Expenses (Note 2):

Management fees ............................................              3,462

Distribution fees -- Advisor Class .........................                  3

Service fees -- Advisor Class ..............................                  3

Directors' fees and expenses ...............................                  6
                                                                       --------

                                                                          3,474

Fees waived by manager .....................................               (280)
                                                                       --------

    Net expenses ...........................................              3,194
                                                                       --------

Net investment income ......................................             30,049
                                                                       --------

NET REALIZED LOSS ON INVESTMENTS

Net realized loss on investments ...........................                 (1)
                                                                       --------

Net Increase in Net Assets
Resulting from Operations ..................................           $ 30,048
                                                                       ========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and expenses

* gains or losses from selling investments (known as realized gains or losses)

See Notes to Financial Statements


12      1-800-345-2021


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
AND YEAR ENDED OCTOBER 31, 1997

Decrease in Net Assets
                                                      1998                1997
OPERATIONS                                                 (IN THOUSANDS)

Net investment income ......................      $    30,049       $    62,169

Net realized loss on investments ...........               (1)               (6)
                                                  -----------       -----------

Net increase in net assets
resulting from operations ..................           30,048            62,163
                                                  -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

  Investor Class ...........................          (29,997)          (62,154)

  Advisor Class ............................              (52)              (15)
                                                  -----------       -----------

Decrease in net assets
from distributions .........................          (30,049)          (62,169)
                                                  -----------       -----------

CAPITAL SHARE TRANSACTIONS (Note 3)

Net decrease in net assets from
capital share transactions .................          (66,849)         (170,512)
                                                  -----------       -----------


Net decrease in net assets .................          (66,850)         (170,518)


Net Assets

Beginning of period ........................        1,176,582         1,347,100
                                                  -----------       -----------

End of period ..............................      $ 1,109,732       $ 1,176,582
                                                  ===========       ===========


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* performance (operations)

* distributions to shareholders

* shareholders either investing, reinvesting distributions or withdrawing money

The changes are broken out into:

* operations--a summary of the Statement of Operations from the previous page for the current period

* distributions--income distributed to shareholders

* share transactions--shareholders' purchases, reinvestment of distributions and redemptions

The statement also includes the net assets at the beginning and end of the period.

                                               See Notes to Financial Statements


                                              www.americancentury.com      13


Notes to Financial Statements
--------------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Cash Reserve Fund (the
Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to obtain maximum current income consistent with the preservation of principal and maintenance of liquidity. The Fund intends to pursue its investment objective by investing substantially all of its assets in a portfolio of money market instruments and maintaining a weighted average maturity of not more than 90 days. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Discounts and premiums are accreted/amortized daily on a straight-line basis.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors the securities transferred, on a daily basis, to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the policy of the Fund to distribute all taxable income and net capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS-- Distributions from net investment income are declared daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any long-term capital gains distributions. At October 31, 1997, accumulated net realized capital loss carryovers of $84,216 (expiring 2002 through 2004) may be used to offset future taxable gains.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


14      1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each classes' average daily closing net assets during the previous month. The annual management fee is 0.60% for the Investor Class and 0.35% for the Advisor Class. The annual management fee for the period February 1, 1998 through May 31, 1998 was 0.50% for the Investor Class and 0.25% for the Advisor Class due to a temporary fee waiver.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Fund will pay ACIM an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Fund under the Plan during the six months ended April 30, 1998 were $5,337.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.


                                                www.americancentury.com      15


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

3. CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
    There are 2,000,000,000 and 1,000,000,000 shares of the Investor Class and Advisor Class authorized for issuance, respectively. Transactions in shares of the Fund were as follows:

                                                       SHARES           AMOUNT

INVESTOR CLASS                                             (IN THOUSANDS)

Six Months ended April 30, 1998

Sold .........................................       1,167,596      $ 1,167,596

Issued in reinvestment of distributions ......          28,106           28,106

Redeemed .....................................      (1,264,175)      (1,264,175)
                                                   -----------      -----------

Net decrease .................................         (68,473)     $   (68,473)
                                                   ===========      ===========

Year ended October 31, 1997

Sold .........................................       2,379,108      $ 2,379,108

Issued in reinvestment of distributions ......          61,040           61,040

Redeemed .....................................      (2,611,267)      (2,611,267)
                                                   -----------      -----------

Net decrease .................................        (171,119)     $  (171,119)
                                                   ===========      ===========

ADVISOR CLASS                                            (IN THOUSANDS)
--------------------------------------------------------------------------------
Six Months ended April 30, 1998

Sold .........................................           3,625      $     3,625

Issued in reinvestment of distributions ......              49               49

Redeemed .....................................          (2,050)          (2,050)
                                                   -----------      -----------

Net increase .................................           1,624      $     1,624
                                                   ===========      ===========

April 1, 1997(1) through October 31, 1997

Sold .........................................           1,551      $     1,551

Issued in reinvestment of distributions ......              14               14

Redeemed .....................................            (958)            (958)
                                                   -----------      -----------

Net increase .................................             607      $       607
                                                   ===========      ===========

(1)  Commencement of sale of the Advisor Class.


16     1-800-345-2021


Cash Reserve's Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                                  Investor Class
                                    1998(1)                  1997            1996           1995             1994         1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .......... $        1.00         $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                               -------------         -------------   -------------   -------------   -------------   -------------

Income From
Investment Operations

  Net Investment Income ......          0.03                  0.05            0.05            0.05            0.03            0.02
                               -------------         -------------   -------------   -------------   -------------   -------------

Distributions

  From Net
  Investment Income ..........         (0.03)                (0.05)          (0.05)          (0.05)          (0.03)          (0.02)
                               -------------         -------------   -------------   -------------   -------------   -------------

Net Asset Value,
End of Period ................ $        1.00         $        1.00   $        1.00   $        1.00   $        1.00   $        1.00
                               =============         =============   =============   =============   =============   =============

  Total Return(3) ............          2.61%                 5.04%           4.99%           5.38%           3.21%           2.30%

RATIOS/SUPPLEMENTAL
RATIOS

Ratio of Expenses
to Average Net Assets ........          0.55%(4)(5)           0.68%           0.70%           0.70%           0.80%           1.00%

Ratio of Net
Investment Income
to Average Net Assets ........          5.20%(4)(5)           4.93%           4.88%           5.27%           3.18%           2.30%

Net Assets End of Period
(in thousands) ............... $   1,107,501         $   1,175,975   $   1,347,106   $   1,469,546   $   1,298,982   $   1,256,012

(1) Six months ended April 30, 1998 (unaudited).

(2) The data presented has been restated to give effect to a 100 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective February 1, 1998 through May 31, 1998. In absence of the fee waiver, the annualized ratios of expenses to average net assets and net investment income to average net assets would have been 0.60% and 5.15%, respectively, for the period ended April 30, 1998.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets


                                               See Notes to Financial Statements


                                                www.americancentury.com      17


Cash Reserve's Financial Highlights
-----------------------------------------------------------------------------
                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                      Advisor Class
                                                  1998(1)         1997(2)
PER-SHARE DATA

Net Asset Value,
  Beginning of Period ...................     $    1.00          $    1.00
                                              ---------          ---------

Income From Investment
  Operations

  Net Investment Income .................          0.02               0.03
                                              ---------          ---------

Distributions

  From Net Investment Income ............         (0.02)             (0.03)
                                              ---------          ---------

Net Asset Value, End of Period ..........     $    1.00          $    1.00
                                              =========          =========

  Total Return(3) .......................          2.48%              2.83%

RATIOS/SUPPLEMENTAL RATIOS

Ratio of Expenses to Average
  Net Assets ............................          0.80%(4)(5)        0.91%(4)

Ratio of Net Investment Income
  to Average Net Assets .................          4.95%(4)(5)        4.81%(4)

Net Assets End of Period
   (in thousands) .......................     $   2,231          $     607

(1) Six months ended April 30, 1998 (unaudited).

(2)  April 1, 1997 (commencement of sale) through October 31, 1997.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) American Century Investment Management, Inc. voluntarily waived a portion of its management fee effective February 1, 1998 through May 31, 1998. In absence of the fee waiver, the annualized ratios of expenses to average net assets and net investment income to average net assets would have been 0.85% and 4.90%, respectively, for the period ended April 30, 1998.


See Notes to Financial Statements


18      1-800-345-2021

Share Class and Retirement Account Information
-----------------------------------------------------------------------------

SHARE CLASS

     Until September 3, 1996, Cash Reserve issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees.

     Now more shares are purchased through financial intermediaries (who ordinarily are compensated for the services they provide). In September 1996, American Century began to offer two classes of shares for Cash Reserve. One class is for investors buying directly from American Century, the other is for investors buying through financial intermediaries.

     The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders pay no commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than that of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                www.americancentury.com      19


Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     CASH RESERVE is a money market fund that seeks to provide interest income by investing in a diversified portfolio of short-term money market securities. The fund must maintain a weighted average maturity of 90 days or less.

     An investment in Cash Reserve is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for Cash Reserve is:

     MONEY MARKET INSTRUMENT FUNDS--funds that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days.


[left margin]

INVESTMENT TEAM LEADERS

CASH RESERVE

PORTFOLIO MANAGERS:
    DENISE TABACCO
    JOHN WALSH

CREDIT RESEARCH MANAGER:
    GREG AFIESH


20   1-800-345-2021


Glossary
-----------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 17-18.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans or mortgages.

* CERTIFICATES OF DEPOSIT (CDS)--CDs represent a bank's obligation to repay money deposited with it for a specified period of time. Different types of CDs have different issuers. For example, Yankee CDs are issued by U.S. branches of foreign banks, and Eurodollar CDs are issued in London by Canadian, European and Japanese banks.

* COMMERCIAL PAPER (CP)--short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues. The maximum maturity for CP is 270 days, although most CP is issued in a one- to 50-day maturity range. CP rates generally track those of other widely traded money market instruments, such as Treasury bills and certificates of deposit, but they are also influenced by the maturity date and the size and credit rating of the issuer.

* VARIABLE-RATE NOTES (VRNS)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR).

* U.S. GOVERNMENT AGENCY SECURITIES-- debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency securities are backed by the full faith and credit of the U.S.
government, while most are guaranteed only by the issuing agency. These securities are issued with maturities ranging from three months to 30 years. The fund invests in these securities when they have remaining maturities of 13 months or less.


                                                www.americancentury.com      21


Notes
-----------------------------------------------------------------------------


22      1-800-345-2021


Notes
-----------------------------------------------------------------------------

                                                www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24      1-800-345-2021

[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.tm)


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM

AMERICAN CENTURY MUTUAL FUNDS INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

[recycled logo]
   Recycled


[back cover]

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998



American Century Investments                                    BULK RATE
P.O. Box 419200                                             U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
www.americancentury.com                                         COMPANIES





9806                              (c)1998 American Century Services Corporation
SH-BKT-12669                                            Funds Distributor, Inc.

[front cover]                                                    April 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY


        [graphic of U.S. currency and two individuals walking up stairs]

BENHAN GROUP
------------
Limited-Term Bond
Intermediate-Term Bond
Benham Bond

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]



A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

BENHAM GROUP
LIMITED-TERM BOND
(ABLIX)

BENHAM GROUP
INTERMEDIATE-TERM BOND
(TWITX)

BENHAM GROUP
BENHAM BOND
(TWLBX)


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998




Our Message to You
-----------------------------------------------------------------------------

[photo of James E. Stowers, Jr. with James E. Stowers III, seated] James E. Stowers, Jr. with James E. Stowers III, seated

     The U.S. bond market rallied during the six-month period ended April 30, 1998. Low inflation, an improving federal budget and a healthy economy created an ideal environment for bonds. Against a backdrop of stock market volatility and overseas financial crises,shareholders in American Century's Limited-Term, Intermediate-Term and Benham Bond funds enjoyed competitive bond market returns.

     On the corporate front, American Century gained a powerful business partner in January when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the U.S., became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

     Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and should encourage readers to take a closer look.

     Finally, we are proud to note that 1998 is our 40th anniversary. Few fund companies have been around that long, and not many offer nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors such a wide range of choice and flexibility.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                               Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
LIMITED-TERM BOND
   Performance Information .................................................   4
   Management Q & A ........................................................   5
   Schedule of Investments .................................................   8
INTERMEDIATE-TERM BOND
   Performance Information .................................................  10
   Management Q & A ........................................................  11
   Schedule of Investments .................................................  14
BENHAM BOND
   Performance Information .................................................  17
   Management Q & A ........................................................  18
   Schedule of Investments .................................................  21
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities ..........................................................  24
   Statements of Operations ................................................  25
   Statements of Changes
      in Net Assets ........................................................  26
Notes to Financial
      Statements ...........................................................  27
   Financial Highlights ....................................................  30
OTHER INFORMATION
   Share Class and Retirement
   Account Information .....................................................  36
   Background Information
      Investment Philosophy
         and Policies ......................................................  37
      Comparative Indices ..................................................  37
      Lipper Rankings ......................................................  37
      Investment Team
         Leaders ...........................................................  37
   Glossary ................................................................  38


                                                 www.americancentury.com      1


Report Highlights
-----------------------------------------------------------------------------

MARKET PERSPECTIVE

* Tame inflation and falling interest rates led to favorable returns for fixed-income securities during the six months ended April 30, 1998.

* The low inflation was especially surprising because it was accompanied by impressive U.S. economic growth.

* The shrinking federal budget deficit played a pivotal role in supporting the bond market by limiting the amount of available Treasury securities.

* Periodic volatility in global equity markets and economic turmoil in Southeast Asia increased the allure of U.S. fixed-income securities as a safe haven

* Long-term Treasurys were the best-performing fixed-income sector, followed by mortgage-backeds, corporates, and shorter-term Treasurys.

LIMITED-TERM BOND

* Limited-Term Bond performed in line with the average short investment-grade debt fund.

* We kept duration (a measure of the portfolio's price sensitivity to changes in interest rates) conservatively positioned within a narrow range around
    1.7 years--roughly neutral compared with Limited-Term Bond's peers.

* As long as inflation stays low and economic growth remains moderate, the bond market should continue to be an appealing place to invest.

* We will probably maintain the portfolio's neutral positioning in the near term and will continue to take a conservative approach to managing duration.

INTERMEDIATE-TERM BOND

* Intermediate-Term Bond underperformed the average intermediate investment-grade debt fund.

* The fund's tendency to hold more corporates and less Treasurys than its peers was the main cause of the performance disparity.

* We kept duration (a measure of the portfolio's price sensitivity to changes in interest rates) conservatively positioned within a narrow range around
    4.0 years--roughly neutral compared with Intermediate-Term Bond's peers.

* We will probably maintain the portfolio's neutral positioning in the near term and will continue to take a conservative approach to managing duration.

BENHAM BOND

*   Benham Bond slightly underperformed the average A-rated corporate debt fund.

* Although we added slightly to the portfolio's Treasurys and pared some of its corporates, the disparity in returns between these two types of securities was the driving factor behind the portfolio's performance relative to its peers.

* We kept duration (a measure of the portfolio's price sensitivity to changes in interest rates) conservatively positioned within a narrow range around
    5.0 years--roughly neutral compared with Benham Bond's peers.

* We will probably maintain the portfolio's neutral positioning in the near term and will continue to take a conservative approach to managing duration.


[left margin]

            LIMITED-TERM BOND(1)
                  (ABLIX)

TOTAL RETURNS:              AS OF 4/30/98
    6 Months                     2.64%(2)
    1 Year                          6.76%

NET ASSETS:                 $16.8 million

30-DAY SEC YIELD:                   5.50%

INCEPTION DATE:                    3/1/94


         INTERMEDIATE-TERM BOND(1)
                  (TWITX)

TOTAL RETURNS:              AS OF 4/30/98
    6 Months                     2.88%(2)
    1 Year                          9.26%

NET ASSETS:                 $20.7 million

30-DAY SEC YIELD:                   5.76%

INCEPTION DATE:                    3/1/94


               BENHAM BOND(1)
                  (TWLBX)

TOTAL RETURNS:              AS OF 4/30/98
    6 Months                     2.89%(2)
    1 Year                         10.12%

NET ASSETS:                $132.7 million

30-DAY SEC YIELD:                   5.83%

INCEPTION DATE:                    3/2/87

(1)  Investor Class.
(2)  Not annualized.

See Total Returns on pages 4, 10 and 17.

Investment terms are defined in the Glossary on page 38.


2      1-800-345-2021


Market Perspective from Randall W. Merk
-----------------------------------------------------------------------------

[photo of Randall W. Merk, Director of Fixed-Income Investing at American Century.]
Randall W. Merk, Director of Fixed-Income Investing at American Century


SOLID RETURNS

     Tame inflation and falling interest rates led to favorable returns for fixed-income securities during the six months ended April 30, 1998. As yields fell across the maturity spectrum (see the accompanying graph), the greater sensitivity of longer-term securities to interest rate changes allowed them to outperform shorter-maturity issues. For example, the 30-year Treasury bond returned 5.9%, compared with the 5.7% return of the 10-year Treasury note and the 3.0% return of the two-year Treasury note.

AN UNEXPECTED COMBINATION

     Low inflation--and low inflation expectations caused by Asian turmoil--were the biggest factors behind the bond gains and were especially surprising because they were accompanied by solid U.S. economic growth. As represented by the consumer price index, inflation rose only 1.4% during the year ended April 30, 1998.

     After growing at the fastest pace in nine years during 1997, the U.S. economy has continued to expand in 1998. According to the government's second estimate, the U.S. economy grew at a 4.8% annual rate during the first quarter of this year. Early tax refunds, unseasonably warm weather and a flourishing housing market were some of the reasons behind the continued economic strength.

SUPPLY AND DEMAND

     From the supply side, the shrinking federal budget deficit played a pivotal role in supporting the bond market by limiting the amount of available securities. The economic prosperity of the last several years has provided good news for the U.S. government in the form of increased tax revenues.

     Higher tax revenues helped decrease the amount of new securities the Treasury department had to issue to finance government expenditures. For example, in 1997, six 10-year note auctions were scheduled, while only four are slated for 1998. The Treasury Department also plans only three auctions of 30-year Treasury bonds this year, compared with four auctions in 1997. The amount of short-term Treasurys issued has also been decreasing. With the supply of Treasurys decreasing, the value of existing securities has risen.

     From the demand side, periodic volatility in global equity markets and economic turmoil in Asia increased the allure of U.S. fixed-income securities as a safe haven. A strong U.S. dollar also made U.S. bonds more attractive to investors overseas by increasing potential returns.

LONG-TERM TREASURYS RECEIVED
TOP HONORS

     Long-term Treasurys were the best-performing fixed-income sector during the period thanks to the favorable supply and demand imbalance. Corporate bonds finished in the middle of fixed-income security returns because of intermittent equity-market volatility. Shorter-term Treasurys finished last because they appreciated the least.



[right margin]

With the supply of Treasurys decreasing, the value of existing securities has risen.

[line graph - data below]
FALLING TREASURY YIELD CURVE

Years to Maturity      9/30/97        4/30/98
1                       5.43%          5.37%
2                       5.77%          5.56%
3                       5.84%          5.60%
4                       5.94%          5.66%
5                       5.98%          5.63%
6                       6.03%          5.68%
7                       6.08%          5.73%
8                       6.09%          5.71%
9                       6.09%          5.69%
10                      6.10%          5.67%
11                      6.14%          5.71%
12                      6.17%          5.74%
13                      6.21%          5.78%
14                      6.24%          5.81%
15                      6.28%          5.85%
16                      6.32%          5.88%
17                      6.35%          5.92%
18                      6.39%          5.95%
19                      6.42%          5.99%
20                      6.46%          6.02%
21                      6.45%          6.01%
22                      6.45%          6.01%
23                      6.44%          6.00%
24                      6.44%          5.99%
25                      6.43%          5.98%
26                      6.42%          5.98%
27                      6.42%          5.97%
28                      6.41%          5.96%
29                      6.41%          5.96%
30                      6.40%          5.95%

Source: Bloomberg Financial Markets


From the demand side, periodic volatility in global equity markets and economic turmoil in Asia increased the allure of U.S. fixed-income securities as a safe haven.


                                                www.americancentury.com       3


Performance--Limited-Term Bond
-----------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                                    INVESTOR CLASS (INCEPTION 3/1/94)                           ADVISOR CLASS (INCEPTION 11/12/97)

              LIMITED-TERM  MERRILL LYNCH 1-5-YR.  SHORT INVESTMENT-GRADE DEBT FUNDS(2)         LIMITED-TERM MERRILL LYNCH 1-5-YR.
                   BOND        GOVT./CORP. INDEX     AVERAGE RETURN    FUND'S RANKING             BOND          GOVT./CORP. INDEX

6 MONTHS(1) ...... 2.64%             2.98%               2.66%                --                   --                  --

1 YEAR ........... 6.76%             7.88%               6.67%           48 OUT OF 103             --                  --
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS .......... 6.41%             7.18%               6.38%           34 OUT OF 78              --                  --

LIFE OF FUND ..... 5.55%             6.61%(3)            5.83%(3)        27 OUT OF 59(3)         2.43%              2.79%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 11/30/97, the date nearest the class's inception for which data are available.

See pages 36-38 for more information about share classes, returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]
GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 3/31/94

                      Value on 4/30/98
                                 Merrill Lynch
              Limited-Term        1- to 5-Yr
                  Bond         Govt./Corp. Index
3/31/94          $10,000           $10,000
6/30/94          $9,973            $9,976
9/30/94          $10,057           $10,066
12/31/94         $10,047           $10,053
3/31/95          $10,360           $10,443
6/30/95          $10,692           $10,863
9/30/95          $10,867           $11,029
12/31/95         $11,146           $11,356
3/31/96          $11,169           $11,346
6/30/96          $11,268           $11,440
9/30/96          $11,440           $11,635
12/31/96         $11,638           $11,880
3/31/97          $11,716           $11,925
6/30/97          $11,966           $12,222
9/30/97          $12,197           $12,500
12/31/97         $12,383           $12,730
3/31/98          $12,543           $12,927
4/30/98          $12,607           $12,989


[bar chart - data below]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING APRIL 30)

                                 Merrill Lynch
            Limited-Term         1- to 5-Year
                Bond           Govt./Corp. Index
4/94           -0.45%              -0.59%
4/95            5.11%               6.12%
4/96            6.69%               7.43%
4/97            5.78%               6.23%
4/98            6.76%               7.88%

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Merrill Lynch 1- to 5-Year Govt./Corp. Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Limited Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

* From 3/31/94 (the date nearest the fund's inception for which index data are available).


4      1-800-345-2021


Limited-Term Bond--Q&A
-----------------------------------------------------------------------------

     An interview with Jeff Houston and Bud Hoops, portfolio managers on the Limited-Term Bond fund investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS?

     Limited-Term Bond's Investor Class shares returned 2.64% for the period ended April 30, 1998, compared with the 2.66% average return of the 103 "Short Investment-Grade Debt Funds" tracked by Lipper Analytical Services and the 2.98% return of the fund's benchmark, the Merrill Lynch 1- to 5-Year Government/Corporate Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT MARKET FACTORS INFLUENCED LIMITED-TERM BOND'S PERFORMANCE?

     The biggest positives for the fund, and the bond market in general, were falling interest rates and low inflation. The Asian currency crisis also had a pronounced effect on the fixed-income market, benefiting Treasurys but hurting corporates.

     Treasury securities were in demand as investors sought a safe haven from global equity-market volatility. "Real" yields (adjusted for inflation) were around twice their historical averages and gave Treasurys a boost. The strength of the U.S. dollar versus other world currencies also helped make Treasurys attractive to overseas investors. This combination allowed Treasurys to perform well and enhanced fund returns.

     However, the Asian crisis negatively impacted the performance of corporates as investors questioned the financial health of companies that do business in the Far East. That caused intermittent turmoil in the U.S. stock market and led to mediocre performance by corporate securities during the latter part of 1997, dampening returns.

     A few of the portfolio's corporate holdings were directly affected by the meltdown in Asia. However, the negative impact was limited to a small handful of issues thanks in part to our credit team.

HOW DID YOU MANAGE THE PORTFOLIO?

     We kept duration conservatively positioned within a narrow range around 1.7 years--roughly neutral compared with Limited-Term Bond's peers. Duration measures a portfolio's sensitivity to changes in interest rates. The longer a portfolio's duration, the more the share price appreciates when rates fall, and the more the share price falls when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change.

     We chose a conservative position because of market volatility and interest rate uncertainty. Accurately predicting the short-term direction of rates is extremely difficult, so we prefer to avoid making aggressive duration bets. Instead, we manage the portfolio conservatively and look to add return by adjusting the mix of securities and by finding undervalued bonds with the potential to appreciate.


[right margin]

Accurately predicting the short-term direction of rates is extremely difficult, so we prefer to avoid making aggressive duration bets.


PORTFOLIO AT A GLANCE

                              4/30/98          10/31/97

NUMBER OF SECURITIES           47                43

WEIGHTED AVERAGE
MATURITY                     2.0 YRS           3.2 YRS

AVERAGE DURATION             1.8 YRS           1.7 YRS

EXPENSE RATIO (FOR
INVESTOR CLASS)              0.70%*             0.69%

* Annualized.


YIELD AS OF APRIL 30, 1998

                             INVESTOR          ADVISOR

30-DAY SEC YIELD              5.50%             5.25%



Investment terms are defined in the Glossary on page 38.


                                                 www.americancentury.com      5


Limited-Term Bond--Q&A (continued)
-----------------------------------------------------------------------------

WHAT WERE SOME BETTER-PERFORMING SECURITIES THAT YOU FAVORED?

     We found several issues that we liked among asset-backed securities. Asset-backeds are debt securities that represent ownership in a pool of assets. Auto loans and credit cards are good examples of types of debt that are commonly packaged as asset-backeds. Asset-backed securities generally have very high credit quality because they usually carry credit enhancements that provide AAA ratings.

     These securities are also often overcollateralized--they contain more assets than are required to pay off the debt. We have added specialists in asset-backeds to our credit research team, which has made it easier to find attractive values.

     During the six months, we were able to find some asset-backeds with yields 30-60 basis points (a basis point equals 0.01%) higher than like-maturity Treasurys. The AAA ratings on these securities also made them attractive from a credit-quality standpoint.

WHAT ROLE DOES THE CREDIT TEAM PLAY?

     Overall, our credit team adds value by providing more investment alternatives without compromising our high credit standards. In addition, we are able to look into and get comfortable in complex areas that some others are not as familiar with, such as asset-backeds.

     We believe this gives us a better opportunity to find undervalued securities and avoid ones that are at greater risk of being devalued. Also, the team gives us more flexibility when market conditions change. For example, because we maintain a large number of corporates in the portfolio, monitoring exposure to developments like the ongoing Asian crisis is vital.

WHAT'S YOUR OUTLOOK FOR U.S. BONDS?

     As long as inflation stays low, the bond market should continue to be an appealing place to invest. Although unemployment is low and wage pressures are mounting, inflation remains well behaved. The computer revolution, corporate efficiency and global competition have helped keep prices in check. U.S. economic growth is strong and could pose an inflation threat if it expands unfettered, but it has constraints--the Asian economic crisis is projected to reduce U.S. growth somewhat.



[left margin]

Asset-backed securities are also often overcollateralized--they contain more assets than are required to pay off the debt.

[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF APRIL 30, 1998

Corporate Bonds             39%
U.S. Treasury               26%
Asset-Backed                20%
Cash                        10%
Mortgage-Backed              5%


AS OF OCTOBER 31, 1997

Corporate Bonds             40%
U.S. Treasury               35%
Asset-Backed                17%
Mortgage-Backed              4%
Other                        3%
Cash                         1%


6      1-800-345-2021

Limited-Term Bond--Q&A (continued)
-----------------------------------------------------------------------------

     Furthermore, supply and demand fundamentals remain favorable. The federal government is running its first budget surplus in 30 years, which reduces bond supply and exerts downward pressure on interest rates (see page 3). Bond demand could continue to build as investors grow more cautious--the stock market could become more volatile as it attempts to scale new heights, possibly prompting investors to buy bonds as a diversification vehicle.

     We believe interest rates are likely to remain within a relatively low range. In this low interest rate environment, it's important to identify and acquire securities with attractive yields and solid financial backing.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO GOING FORWARD?

     We will probably maintain the portfolio's neutral positioning in the near term and will continue to take a conservative approach to managing its duration. Leveraging our credit research team, we will work to uncover high-yielding, attractively valued securities with the potential to enhance returns.


[right margin]

Leveraging our credit research team, we will work to uncover high-yielding, attractively valued securities with the potential to enhance returns.


PORTFOLIO COMPOSITION BY CREDIT RATING

                     % OF FUND INVESTMENTS
                    AS OF             AS OF
                   4/30/98          10/31/97

AAA                  58%               57%
AA                    1%                1%
A                    17%               17%
BBB                  23%               25%
BB                    1%               --

The ratings are provided by Standard & Poor's. (See page 38 for more information.)


                                                 www.americancentury.com      7


Limited-Term Bond's Schedule of Investments
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES

                   $  100  U.S. Treasury Notes, 5.00%,
                               2/15/99                            $    100

                    2,000  U.S. Treasury Notes, 5.75%,
                               9/30/99                               2,005

                      500  U.S. Treasury Notes, 5.625%,
                               12/31/99                                501

                    1,000  U.S. Treasury Notes, 5.50%,
                               3/31/00                                 999

                      500  U.S. Treasury Notes, 6.375%,
                               5/15/00                                 508

                      500  U.S. Treasury Notes, 6.00%,
                               8/15/00                                 504

                      250  U.S. Treasury Notes, 6.50%,
                               5/31/02                                 257
                                                               ----------------

TOTAL U.S. TREASURY SECURITIES--26.0%                                4,874
                                                               ----------------
   (Cost $4,855)

MORTGAGE-BACKED SECURITIES(1)

                      476  FNMA Pool #313224, 7.00%,
                               12/1/11                                 485

                      446  FNMA Pool #378698, 8.00%,
                               5/1/12                                  461

                       33  FNMA REMIC, Series 1991-21,
                               Class G PAC, 6.00%,
                               12/25/19                                 33
                                                               ----------------

TOTAL MORTGAGE-BACKED
SECURITIES--5.2%                                                       979
                                                               ----------------
   (Cost $977)

ASSET-BACKED SECURITIES(1)

                      500  California Infrastructure,
                               Series 1997-1, Class A3 SEQ,
                               6.17%, 3/25/03                          503

                      500  CIT RV Trust, Series 1997 A,
                               Class A5 SEQ, 6.25%,
                               11/17/08                                502

                      200  First Merchants Auto
                               Receivables Corp.,  Series
                               1996 B, Class A2, 6.80%, 5/15/01        203

                      250  FNMA Whole Loan, Series
                               1995-W1, Class A6, 8.10%,
                               4/25/25                                 259

                      500  Green Tree Financial Corp.,
                               Series 1995-7, Class A3,
                               6.35%, 11/15/26                         502

                      376  Money Store (The) Home Equity
                               Trust, Series 1994 B, Class A4
                               SEQ, 7.60%, 7/15/21                     388


Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

                   $  161  Money Store (The) Home Equity
                               Trust, Series 1996 D, Class A3
                               SEQ, 6.295%, 11/15/11              $    161

                      200  NationsBank Auto Owner Trust,
                               Series 1996 A, Class B1,
                               6.75%, 6/15/01                          203

                      385  Textron Financial Corp. Receivables
                               Trust, Series 1997 A, Class A,
                               6.05%, 3/16/09 (Acquired
                               9/18/97, Cost $384)(2)                  385

                      130  United Companies Financial Corp.,
                               Home Equity Loan, Series
                               1996 B1, Class A2, 7.08%,
                               4/15/10                                 130

                      150  United Companies Financial Corp.,
                               Home Equity Loan, Series
                               1996 D1, Class A4, 6.78%,
                               2/15/16                                 152

                      299  World Omni Automobile Lease
                               Securitization, Series 1996 B,
                               Class A2, 6.20%, 11/15/02               300
                                                               ----------------

TOTAL ASSET-BACKED SECURITIES--19.7%                                 3,688
                                                               ----------------
   (Cost $3,664)


CORPORATE BONDS

AUTOMOBILES & AUTO PARTS--1.8%

                      300  General Motors Corp. Global
                               Notes, 9.625%, 12/1/00                  325
                                                               ----------------

BANKING--3.2%

                      200  Capital One Bank, 6.74%,
                               5/31/99                                 201

                      200  Golden West Financial Corp.,
                               9.15%, 5/23/98                          200

                      200  MBNA Corp., 6.875%, 10/1/99                 202
                                                               ----------------

                                                                       603
                                                               ----------------

COMMUNICATIONS SERVICES--6.9%

                      200  TCI Communications, Inc.,
                               6.375%, 9/15/99                         200

                      500  TKR Cable Inc., 10.50%,
                               10/30/99                                551

                      500  WorldCom Inc., 8.875%,
                               1/15/01                                 545
                                                               ----------------

                                                                     1,296
                                                               ----------------

ENERGY (PRODUCTION & MARKETING)--2.2%

                      400  Oryx Energy Co., 9.50%,
                               11/1/99                                 417
                                                               ----------------

FINANCIAL SERVICES--19.0%

                      300  Advanta Corp., MTN, Series B,
                               7.00%, 5/1/01                           277

                      500  Caterpillar Financial Services, MTN,
                               6.49%, 10/15/99                         504

See Notes to Financial Statements


8      1-800-345-2021


Limited Term Bond's Schedule of Investments (cont.)
------------------------------------------------------------- ----------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

                   $  300  CIT Group Holdings, MTN,
                               6.625%, 9/13/99                    $    302

                      350  Comdisco Inc., 7.75%, 9/1/99                357

                      200  Franchise Finance Corp., 7.00%,
                               11/30/00                                204

                      300  International Lease Finance Corp.,
                               6.375%, 1/18/00                         302

                      250  Lehman Brothers Holdings Inc.,
                               6.625%, 11/15/00                        253

                      250  Lehman Brothers Holdings Inc.,
                               MTN, Series 1998 E, 6.00%,
                               2/26/01                                 249

                      385  Paine Webber Group Inc., MTN,
                               6.65%, 10/15/02                         387

                      200  Paine Webber Group Inc., MTN,
                               7.96%, 4/28/00                          207

                      500  Salomon Inc., 6.65%, 7/15/01                507
                                                               ----------------

                                                                     3,549
                                                               ----------------

REAL ESTATE--3.3%

                      300  Price REIT, Inc. (The), 7.25%,
                               11/1/00                                 306

                      300  Spieker Properties, Inc., 6.80%,
                               12/15/01                                305
                                                               ----------------

                                                                       611
                                                               ----------------


Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

TOBACCO--2.7%

                   $  500  Philip Morris Companies Inc.,
                               7.75%, 5/1/99                      $    508
                                                               ----------------

TOTAL CORPORATE BONDS--39.1%                                         7,309
                                                               ----------------
   (Cost $7,270)


TEMPORARY CASH INVESTMENTS

                      128  FHLMC Discount Notes, 5.43%,
                               5/1/98(3)                               128

   Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.375%, dated 4/30/98, due
       5/1/98 (Delivery value $875)                                    875

   875,000 Units of Participation in Chase Vista
       Prime Money Market Fund (Institutional
       Shares)                                                         875
                                                               ----------------

TOTAL TEMPORARY CASH
INVESTMENTS--10.0%                                                   1,878
                                                               ----------------
   (Cost $1,878)

TOTAL INVESTMENT SECURITIES-- 100.0%                                $18,728
                                                               ================
   (Cost $18,644)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1998, was $385, which represented 2.2% of net assets

(3) The rate disclosed is the yield to maturity at purchase.



--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the dollar value of other short-term investments that are considered the same as cash

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category


                                               See Notes to Financial Statements


                                                 www.americancentury.com      9


Performance--Intermediate-Term Bond
-----------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                                    INVESTOR CLASS (INCEPTION 3/1/94)                         ADVISOR CLASS (INCEPTION 8/14/97)

            INTERMEDIATE-TERM    LEHMAN INTERM.    INTERM. INVESTMENT-GRADE DEBT FUNDS(2)    INTERMEDIATE-TERM    LEHMAN INTERM.
                   BOND        GOVT./CORP. INDEX     AVERAGE RETURN    FUND'S RANKING              BOND          GOVT./CORP. INDEX
6 MONTHS(1) ..... 2.88%             3.11%                3.21%                --                   2.75%              3.11%

1 YEAR .......... 9.26%             8.94%                9.84%          132 OUT OF 209              --                 --
-------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS ......... 7.71%             7.73%                8.04%           91 OUT OF 158              --                 --

LIFE OF FUND .... 6.41%             7.09%(3)             7.19%(3)        66 OUT OF 119(3)          5.15%              5.46%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

(3) Since 3/31/94, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 36-38 for more information about share classes, returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 3/31/94

                        Value on 4/30/98
          Intermediate-Term         Lehman Intermediate
                Bond                 Govt./Corp. Index
3/31/94        $10,000                  $10,000
6/30/94        $9,944                   $9,876
9/30/94        $10,027                  $9,925
12/31/94       $10,025                  $9,962
3/31/95        $10,414                  $10,458
6/30/95        $10,911                  $11,137
9/30/95        $11,110                  $11,350
12/31/95       $11,540                  $11,879
3/31/96        $11,381                  $11,601
6/30/96        $11,419                  $11,655
9/30/96        $11,618                  $11,860
12/31/96       $11,917                  $12,223
3/31/97        $11,886                  $12,118
6/30/97        $12,266                  $12,559
9/30/97        $12,651                  $12,999
12/31/97       $12,893                  $13,416
3/31/98        $13,095                  $13,620
4/30/98        $13,145                  $13,688


[bar chart - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING APRIL 30)

          Intermediate-Term         Lehman Intermediate
                Bond                 Govt./Corp. Index
4/94           -0.73%                   -2.32%
4/95            5.98%                    6.51%
4/96            7.57%                    7.84%
4/97            6.30%                    6.41%
4/98            9.26%                    8.94%

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman Intermediate Govt./Corp. Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Intermediate-Term Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

* From 3/31/94 (the date nearest the fund's inception for which index data are available).


10      1-800-345-2021


Intermediate-Term Bond--Q&A
-----------------------------------------------------------------------------

     An interview with Jeff Houston and Bud Hoops, portfolio managers on the Intermediate-Term Bond fund investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS?

     Intermediate-Term Bond's Investor Class shares returned 2.88% for the period ended April 30, 1998, compared with the 3.21% average return of the 223 "Intermediate Investment-Grade Debt Funds" tracked by Lipper Analytical Services. The fund's benchmark, the Lehman Intermediate Government/ Corporate Index, returned 3.11%. Fund returns are reduced by management expenses and transaction costs, while benchmark returns are not. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT MARKET FACTORS INFLUENCED INTERMEDIATE-TERM BOND'S PERFORMANCE?

     The biggest positives for the fund, and the bond market in general, were falling interest rates and low inflation. The Asian currency crisis also had a pronounced effect on the fixed-income market, benefiting Treasurys but hurting corporates.

     Treasury securities were in demand as investors sought a safe haven from global equity-market volatility. "Real" yields (adjusted for inflation) were around twice their historical averages also gave Treasurys a boost. The strength of the U.S. dollar versus other world currencies also helped make Treasurys attractive to overseas investors. This combination allowed Treasurys to perform well and enhanced fund returns.

     However, the Asian crisis negatively impacted the performance of corporates as investors questioned the financial health of companies that do business in the Far East. That caused intermittent turmoil in the U.S. stock market and led to mediocre performance by corporate securities during the latter part of 1997, dampening returns.

     A few of the portfolio's corporate holdings were directly affected by the meltdown in Asia. However, the negative impact was limited to a small handful of issues thanks in part to our credit team.

WHY DID INTERMEDIATE-TERM BOND UNDERPERFORM ITS LIPPER PEERS?

     Our tendency to hold more corporates and less Treasurys than the average intermediate investment-grade debt fund was the main cause. As just discussed, the Asian currency crisis helped Treasurys generally outperform corporates. That's because corporate securities didn't rally as much as like-maturity Treasurys when interest rates fell.

HOW DID YOU MANAGE THE PORTFOLIO?

     We kept duration conservatively positioned within a narrow range around four years--roughly neutral compared with Intermediate-Term Bond's peers. Duration measures a portfolio's sensitivity to changes in interest rates. The longer a portfolio's duration, the more the share price appreciates when rates fall, and the more the share price falls when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change.


[right margin]

The biggest positives for the fund, and the bond market in general, were falling interest rates and low inflation.

PORTFOLIO AT A GLANCE

                             4/30/98          10/31/97

NUMBER OF SECURITIES          69                58

WEIGHTED AVERAGE
MATURITY                    6.5 YRS           6.7 YRS

AVERAGE DURATION            4.3 YRS           4.1 YRS

EXPENSE RATIO (FOR
INVESTOR CLASS)             0.75%*             0.75%

* Annualized.


YIELD AS OF APRIL 30, 1998

                           INVESTOR          ADVISOR

30-DAY SEC YIELD            5.76%             5.51%


Investment terms are defined in the Glossary on page 38.


                                                www.americancentury.com      11


Intermediate-Term Bond--Q&A (continued)
-----------------------------------------------------------------------------

     We chose a conservative position because of market volatility and interest rate uncertainty. Accurately predicting the short-term direction of rates is extremely difficult, so we prefer to avoid making aggressive duration bets. Instead, we manage the portfolio conservatively and look to add return by adjusting the mix of securities and by finding undervalued bonds with the potential to appreciate.

WHAT WERE SOME BETTER-PERFORMING SECURITIES THAT YOU FAVORED?

     We found several issues that we liked among asset-backed securities. Asset-backeds are debt securities that represent ownership in a pool of assets. Auto loans and credit cards are good examples of types of debt that are commonly packaged as asset-backeds. Asset-backed securities generally have very high credit quality because they usually carry credit enhancements that provide AAA ratings.

     These securities are also often overcollateralized--they contain more assets than are required to pay off the debt. We have added specialists in asset-backeds to our credit research team, which has made it easier to find attractive values.

     During the six months, we were able to find some asset-backeds with yields 30-60 basis points (a basis point equals 0.01%) higher than like-maturity Treasurys. The AAA ratings on these securities also made them attractive from a credit-quality standpoint.

WHAT ROLE DOES THE CREDIT TEAM PLAY IN FUND PERFORMANCE?

     Overall, our credit team adds value by providing more investment alternatives without compromising our high credit standards. In addition, we are able to look into and get comfortable in complex areas that some others are not as familiar with, such as asset-backeds.

     We believe this gives us a better opportunity to find undervalued securities and avoid ones that are at greater risk of being devalued. Also, the team gives us more flexibility when conditions change. For example, because we maintain a large number of corporates in the portfolio, monitoring exposure to developments like the ongoing Asian crisis is vital.



[left margin]

Asset-backed securities generally have very high credit quality because they usually carry credit enhancements that provide AAA ratings.


[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF APRIL 30, 1998

Corporate Bonds             42%
U.S. Treasury               16%
Foreign Corp. Bonds         10%
Mortgage-Backed             10%
Asset-Backed                 9%
Other                       13%


AS OF OCTOBER 31, 1997

Corporate Bonds             56%
U.S. Treasury               17%
Asset-Backed                 9%
Mortgage-Backed              7%
Foreign Corp. Bonds          4%
Other                        7%


12      1-800-345-2021


Intermediate-Term Bond--Q&A (continued)
-----------------------------------------------------------------------------

WHAT'S YOUR OUTLOOK FOR U.S. BONDS?

     As long as inflation stays low, the bond market should continue to be an appealing place. Although unemployment is low and wage pressures are mounting, inflation remains well behaved. The computer revolution, corporate efficiency and global competition have helped to keep prices in check. U.S. economic growth is strong and could pose an inflation threat if it expands unfettered, but it has constraints--the Asian economic crisis is projected to reduce U.S. growth somewhat.

     Furthermore, supply and demand fundamentals remain favorable. The federal government is running its first budget surplus in 30 years, which reduces bond supply and exerts downward pressure on interest rates (see page 3). Bond demand could continue to build as investors grow more cautious--the stock market could become more volatile as it attempts to scale new heights, possibly prompting investors to buy bonds as a diversification vehicle.

     We believe interest rates are likely to remain within a relatively low range. In this low interest rate environment, it's important to identify and acquire securities with attractive yields and solid financial backing.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO GOING FORWARD?

     We will probably maintain the portfolio's neutral positioning in the near term and will continue to take a conservative approach to managing its duration. Leveraging our credit research team, we will work to uncover high-yielding, attractively valued securities with the potential to enhance returns.


[right margin]

As long as inflation stays low and economic growth remains moderate, the bond market should continue to be an appealing place.


PORTFOLIO COMPOSITION BY CREDIT RATING

                     % OF FUND INVESTMENTS
                   AS OF             AS OF
                  4/30/98          10/31/97

AAA                 48%               45%
AA                   6%                4%
A                   20%               30%
BBB                 25%               21%
BB                   1%               --

The ratings are provided by Standard & Poor's. (See page 38 for more information.)



Leveraging our credit research team, we will work to uncover high-yielding, attractively valued securities with the potential to enhance returns.


                                                www.americancentury.com      13


Intermediate-Term's Schedule of Investments
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES

                     $800  U.S. Treasury Notes, 6.00%,
                               9/30/98                           $    802

                      250  U.S. Treasury Notes, 5.375%,
                               1/31/00                                249

                      500  U.S. Treasury Notes, 5.50%,
                               3/31/00                                499

                      300  U.S. Treasury Notes, 5.375%,
                               2/15/01                                298

                      100  U.S. Treasury Notes, 7.75%,
                               2/15/01                                105

                      300  U.S. Treasury Notes, 6.50%,
                               5/31/02                                309

                      300  U.S. Treasury Notes, 5.875%,
                               2/15/04                                303

                      600  U.S. Treasury Notes, 7.25%,
                               5/15/04                                647

                      400  U.S. Treasury Bonds, 6.375%,
                               8/16/27                                422

                      225  U.S. Treasury Bonds, 6.125%,
                               11/15/27                               230
                                                               ----------------

TOTAL U.S. TREASURY SECURITIES--15.5%                               3,864
                                                               ----------------
   (Cost $3,838)

U.S. GOVERNMENT AGENCY SECURITIES-1.4%

                      350  FNMA, MTN, 7.49%, 5/22/07                  359
                                                               ----------------
   (Cost $352)

MORTGAGE-BACKED SECURITIES(1)

                      622  FHLMC Pool #E00279, 6.50%,
                               2/1/09                                 627

                      295  FHLMC Pool #C00578, 6.50%,
                               1/1/28                                 293

                      252  FNMA Pool #413812, 6.50%,
                               1/1/28                                 250

                      382  FNMA Pool #411821, 7.00%,
                               1/1/28                                 387

                      445  GNMA Pool #002202, 7.00%,
                               4/20/26                                451

                      299  GNMA Pool #467626, 7.00%,
                               2/15/28                                303

                      247  GNMA Pool #458862, 7.50%,
                               2/15/28                                254
                                                               ----------------

TOTAL MORTGAGE-BACKED
SECURITIES--10.3%                                                   2,565
                                                               ----------------
    (Cost $2,241)


Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES(1)

                     $400  California Infrastructure SCE-1,
                               Series 1997-1, Class A6,
                               6.38%, 4/27/05                    $    405

                      300  First Merchants Auto
                               Receivables  Corp.,  Series
                               1996 B, Class A2, 6.80%, 5/15/01       304

                      300  NationsBank Auto Owner Trust,
                               Series 1996 A, Class B1,
                               6.75%, 6/15/01                         304

                      195  United Companies Financial Corp.,
                               Home Equity Loan, Series
                               1996 B1, Class A2, 7.08%,
                               4/15/10                                196

                      250  United Companies Financial Corp.,
                               Home Equity Loan, Series
                               1996 D1, Class A4, 6.78%,
                               2/15/16                                253

                      400  United Companies Financial Corp.,
                               Home Equity Loan, Series
                               1996 D1, Class A5, 6.92%,
                               10/15/18                               407

                      300  United Companies Financial Corp.,
                               Home Equity Loan, Series
                               1997 C, Class A7, 6.85%,
                               1/15/29                                303
                                                               ----------------

TOTAL ASSET-BACKED SECURITIES--8.7%                                 2,172
                                                               ----------------
   (Cost $2,143)

CORPORATE BONDS

BANKING--4.3%

                      500  BankAmerica Corp., 7.75%,
                               7/15/02                                528

                      300  Capital One Bank, 5.95%,
                               2/15/01                                297

                      250  Corestates Capital Corp., 5.875%,
                               10/15/03                               246
                                                               ----------------

                                                                    1,071
                                                               ----------------

COMMUNICATIONS SERVICES--4.3%

                      250  Ameritech Capital Funding, 6.15%,
                               1/15/08                                248

                      250  TKR Cable Inc., 10.50%,
                               10/30/99                               276

                      500  WorldCom Inc., 8.875%, 1/15/01             545
                                                               ----------------

                                                                    1,069
                                                               ----------------

ELECTRICAL & ELECTRONIC
COMPONENTS--1.3%

                      300  Anixter International Inc., 8.00%,
                               9/15/03                                317
                                                               ----------------

See Notes to Financial Statements


14      1-800-345-2021


Intermediate-Term's Schedule of Investments (cont.)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

ENERGY (PRODUCTION & MARKETING)--2.8%

                     $500  Enron Corp., 6.625%, 11/15/05         $    506

                      200  Seagull Energy Corp., 7.50%,
                               9/15/27                                205
                                                               ----------------

                                                                      711
                                                               ----------------

FINANCIAL SERVICES--9.2%

                      400  Advanta Corp., MTN, Series B,
                               7.00%, 5/1/01                          369

                      300  Dean Witter, Discover & Co.,
                               6.875%, 3/1/03                         308

                      200  Ford Motor Credit Co., 6.125%,
                               4/28/03                                199

                      250  Ford Motor Credit Co., 6.75%,
                               5/15/05                                256

                      300  Franchise Finance Corp., 7.00%,
                               11/30/00                               305

                      250  Norwest Financial, Inc., 6.25%,
                               11/1/02                                253

                      300  Paine Webber Group Inc., MTN,
                               7.96%, 4/28/00                         310

                      300  Salomon Inc., 6.65%, 7/15/01               304
                                                               ----------------

                                                                    2,304
                                                               ----------------

INSURANCE--3.5%

                      300  Aetna Services, Inc., 6.75%,
                               8/15/01                                307

                      250  Nationwide Mutual Insurance Co.,
                               6.50%, 2/15/04 (Acquired
                               2/9/96, Cost $252)(2)                  250

                      300  Zurich Capital Trust I, 8.38%,
                               6/1/37 (Acquired 5/28/97-
                               6/11/97, Cost $304)(2)                 328
                                                               ----------------

                                                                      885
                                                               ----------------

LEISURE--1.0%

                      250  Time Warner Inc., 6.85%,
                               1/15/26                                259
                                                               ----------------

MEDICAL EQUIPMENT & SUPPLIES--1.2%

                      300  United States Surgical Corp.,
                               7.25%, 3/15/08                         300
                                                               ----------------

PRINTING & PUBLISHING--1.0%

                      250  News America Inc., 6.625%,
                               1/9/08 (Acquired 2/12/98,
                               Cost $249)(2)                          247
                                                               ----------------

RAILROAD--1.4%

                      350  Wisconsin Central Transportation
                               Corp., 6.625%, 4/15/08                 348
                                                               ----------------

REAL ESTATE--5.1%

                      400  Chelsea GCA Realty Partners,
                               7.25%, 10/21/07                        408

                      350  Price REIT, Inc. (The), 7.25%,
                               11/1/00                                357


Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

                     $200  Price REIT, Inc. (The), 7.125%,
                               6/15/04                           $    206

                      300  Spieker Properties, Inc., 6.80%,
                               12/15/01                               305
                                                               ----------------

                                                                    1,276
                                                               ----------------

RETAIL (GENERAL MERCHANDISE)--0.9%

                      200  Sears, Roebuck & Co., Inc., MTN,
                               8.29%, 6/10/02                         215
                                                               ----------------

TOBACCO--1.0%

                      250  Philip Morris Companies Inc.,
                               6.95%, 6/1/06                          256
                                                               ----------------

UTILITIES--4.9%

                      300  Avon Energy Partners Holdings,
                               7.05%, 12/11/07 (Acquired
                               1/20/98, Cost $312)(2)                 309

                      350  CalEnergy Co. Inc., 7.63%,
                               10/15/07                               351

                      250  Idaho Power Co., 8.65%, 1/1/00             261

                      300  PG&E Corp., Series 93C, 6.25%,
                               8/1/03                                 302
                                                               ----------------

                                                                    1,223
                                                               ----------------

TOTAL CORPORATE BONDS--41.9%                                       10,481
                                                               ----------------
   (Cost $10,625)

FOREIGN CORPORATE BONDS (U.S. $ DENOMINATED)

BANKING--1.3%

                      300  ABN Amro Bank NV (Chicago),
                               7.125%, 6/18/07                        315
                                                               ----------------

COMMUNICATIONS SERVICES--2.0%

                      500  Cable & Wireless Communications,
                               6.625%, 3/6/05                         504
                                                               ----------------

ELECTRICAL & ELECTRONIC
COMPONENTS--2.3%

                      300  Hutchison Whampoa Financial,
                               Series A, 6.95%, 8/1/07
                              (Acquired 8/21/97-9/12/97,
                               Cost $294)(2)                          285

                      300  Yorkshire Power Finance, 6.15%,
                               2/25/03 (Acquired 2/19/98,
                               Cost $300)(2)                          298
                                                               ----------------

                                                                      583
                                                               ----------------

FINANCIAL SERVICES--1.3%

                      350  Wharf International Finance Ltd.,
                               7.625%, 3/13/07                        315
                                                               ----------------

METALS & MINING--2.1%

                      500  Barrick Gold Corp., 7.50%,
                               5/1/07                                 530
                                                               ----------------

See Notes to Financial Statements


                                                www.americancentury.com      15


Intermediate-Term's Schedule of Investments (cont.)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

PAPER & FOREST PRODUCTS--1.2%

                     $300  Abitibi-Consolidated Inc., 7.40%,
                               4/1/18                            $    301
                                                               ----------------

TOTAL FOREIGN CORPORATE BONDS--10.2%                                2,548
                                                               ----------------
   (Cost $2,552)

TEMPORARY CASH INVESTMENTS

                      690  FHLMC Discount Notes, 5.43%,
                               5/1/98(3)                              690

   Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.375%, dated 4/30/98, due
       5/1/98 (Delivery value $1,161)                               1,161

   1,161,000 Units of Participation in Chase Vista
       Prime Money Market Fund (Institutional
       Shares)                                                      1,161
                                                               ----------------

TOTAL TEMPORARY CASH
INVESTMENTS--12.0%                                                  3,012
                                                               ----------------
   (Cost $3,012)

TOTAL INVESTMENT SECURITIES--100.0%                               $25,001
                                                               ================
   (Cost $24,763)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1998 was $1,717, which represented 7.4% of net assets.

(3) The rate disclosed is the yield to maturity at purchase.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the dollar value of other short-term investments that are considered the same as cash

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


16      1-800-345-2021


Performance--Benham Bond
-----------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                                    INVESTOR CLASS (INCEPTION 3/2/87)             ADVISOR CLASS (INCEPTION 8/8/97)

                  BENHAM    LEHMAN AGGREGATE     A-RATED CORPORATE DEBT FUNDS(2)    BENHAM      LEHMAN AGGREGATE
                   BOND        BOND INDEX       AVERAGE RETURN    FUND'S RANKING     BOND          BOND INDEX

6 MONTHS(1) .....  2.89%         3.59%               3.26%             --            2.76%            3.59%

1 YEAR .......... 10.12%        10.91%               10.63%        83 OUT OF 140       --               --
----------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL RETURNS

3 YEARS .........  8.55%         8.87%               8.40%         42 OUT OF 115       --               --

5 YEARS .........  6.46%         6.91%               6.64%         31 OUT OF 63        --               --

10 YEARS ........  8.46%         9.06%               8.83%         24 OUT OF 35        --               --

LIFE OF FUND ....  7.69%         8.55%(3)            8.31%(3)      23 OUT OF 28(3)    6.13%          6.64%(4)

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

(3) Since 3/31/87, the date nearest the class's inception for which data are available.

(4) Since 8/31/97, the date nearest the class's inception for which data are available.

See pages 36-38 for more information about share classes, returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made 4/30/88

                         Value on 4/30/98
             Benham Bond          Lehman Aggregate Bond Index
4/88           $10,000                   $10,000
4/89           $10,699                   $10,794
4/90           $11,269                   $11,769
4/91           $13,026                   $13,556
4/92           $14,594                   $15,048
4/93           $16,468                   $17,043
4/94           $16,511                   $17,188
4/95           $17,604                   $18,444
4/96           $19,173                   $20,038
4/97           $20,448                   $21,456
4/98           $22,521                   $23,797


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

             Benham Bond          Lehman Aggregate Bond Index
4/89            6.96%                    7.94%
4/90            5.38%                    9.03%
4/91            15.59%                   15.19%
4/92            12.04%                   11.00%
4/93            12.84%                   13.26%
4/94            0.26%                    0.85%
4/95            6.62%                    7.31%
4/96            8.92%                    8.64%
4/97            6.65%                    7.08%
4/98            10.12%                   10.91%

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Benham Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.


                                                www.americancentury.com      17


Benham Bond--Q&A
-----------------------------------------------------------------------------

     An interview with Bud Hoops and Jeff Houston, portfolio managers on the Benham Bond fund investment team.

HOW DID THE FUND PERFORM FOR THE SIX MONTHS?

     Benham Bond's Investor Class shares returned 2.89% for the period ended April 30, 1998, compared with the 3.26% average return of the 146 "A-Rated Corporate Debt Funds" tracked by Lipper Analytical Services. The fund's benchmark, the Lehman Aggregate Bond Index, returned 3.59%. Fund returns are reduced by management expenses and transaction costs, while benchmark returns are not. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT MARKET FACTORS INFLUENCED BENHAM BOND'S PERFORMANCE?

     The biggest positives for Benham Bond, and the bond market in general, were falling interest rates and low inflation. The Asian currency crisis also had a pronounced effect on the fixed-income market, benefiting Treasurys but hurting corporates.

     Treasury securities were in demand as investors sought a safe haven from global equity-market volatility. "Real" yields (adjusted for inflation) were around twice their historical averages gave Treasurys a boost. The strength of the U.S. dollar versus other world currencies also helped make Treasurys attractive to overseas investors. The combination allowed Treasurys to perform well and enhanced returns.

     However, the Asian crisis negatively impacted the performance of corporates as investors questioned the financial health of companies that do business in the Far East. That caused intermittent turmoil in the U.S. stock market and led to mediocre performance by corporate securities during the latter part of 1997, dampening returns.

     A few of the portfolio's corporate holdings were directly affected by the meltdown in Asia. However, the negative impact was limited to a small handful of issues thanks in part to our credit team.

WHY DID BENHAM BOND UNDERPERFORM ITS LIPPER PEERS?

     Benham Bond's tendency to hold more corporates and less Treasurys than its Lipper peers was the main cause. Although we added slightly to the portfolio's Treasurys and pared some of its corporates, the disparity in returns between these two types of securities had a negative impact on performance. That's because, as just discussed, overseas developments and corresponding equity-market volatility kept corporate securities from rallying as much as Treasurys during the six months.


[left margin]

The biggest positives for Benham Bond, and the bond market in general, were falling interest rates and low inflation.


PORTFOLIO AT A GLANCE

                             4/30/98          10/31/97

NUMBER OF SECURITIES           53                46

WEIGHTED AVERAGE
MATURITY                    10.8 YRS          10.8 YRS

AVERAGE DURATION             5.2 YRS           5.0 YRS

EXPENSE RATIO (FOR
INVESTOR CLASS)              0.80%*             0.80%


* Annualized.


YIELD AS OF APRIL 30, 1998

                             INVESTOR           ADVISOR

30-DAY SEC YIELD              5.83%             5.58%


Investment terms are defined in the Glossary on page 38.


18      1-800-345-2021


Benham Bond--Q&A (continued)
-----------------------------------------------------------------------------

HOW DID YOU MANAGE DURATION?

     We kept duration conservatively positioned within a narrow range around 5.0 years--roughly neutral compared with Benham Bond's peers. Duration measures a portfolio's sensitivity to changes in interest rates. The longer a portfolio's duration, the more the share price appreciates when rates fall, and the more the share price falls when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change.

     We chose a conservative position because of market volatility and interest rate uncertainty. Accurately predicting the short-term direction of rates is extremely difficult, so we prefer to avoid making aggressive duration bets. Instead, we manage the portfolio conservatively and look to add return by adjusting the mix of securities and by finding undervalued bonds with the potential to appreciate.

WHAT WERE SOME BETTER PERFORMING SECURITIES THAT YOU FAVORED?

     We found several issues that we liked among asset-backed securities. Asset-backeds are debt securities that represent ownership in a pool of assets. Auto loans and credit cards are good examples of types of debt that are commonly packaged as asset-backeds. Asset-backed securities generally have very high credit quality because they usually carry credit enhancements that provide AAA ratings.

     These securities are also often overcollateralized--they contain more assets than are required to pay off the debt. We have added specialists in asset-backeds to our credit research team, which has made it easier to find attractive values.

     During the six months, we were able to find some asset-backeds with yields 30-60 basis points (a basis point equals 0.01%) higher than like-maturity Treasurys. The AAA ratings on these securities also made them attractive from a credit-quality standpoint.

WHAT ROLE DOES THE CREDIT TEAM PLAY IN FUND PERFORMANCE?

     Overall, our credit team adds value by providing more investment alternatives without compromising our high credit standards. In addition, we are able to look into and get comfortable in complex areas that some others are not as familiar with, such as asset-backeds.

     We believe this gives us a better opportunity to find undervalued securities, and avoid ones that are at greater risk of being devalued. Also, the team gives us more flexibility when conditions change. For example, because we maintain a large amount of corporates in the portfolio, monitoring exposure to developments like the ongoing Asian crisis is vital.



[right margin]

Accurately predicting the short-term direction of rates is extremely difficult, so we prefer to avoid making aggressive duration bets.

[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF APRIL 30, 1998

Corporate Bonds             56%
Foreign Corp. Bonds         14%
U.S. Treasury               13%
Mortgage-Backed              9%
Asset-Backed                 4%
Other                        4%


AS OF OCTOBER 31, 1997

Corporate Bonds             62%
U.S. Treasury               10%
Mortgage-Backed             10%
Asset-Backed                 6%
Foreign Govt.
   & Agencies                5%
Other                        7%


                                                www.americancentury.com      19


Benham Bond--Q&A (continued)
-----------------------------------------------------------------------------

WHAT'S YOUR OUTLOOK FOR U.S. BONDS?

     As long as inflation stays low and economic growth remains moderate, the bond market should continue to be an appealing place. Although unemployment is low and wage pressures are mounting, inflation remains well-behaved. The computer revolution, corporate efficiency and global competition have helped keep prices in check. U.S. economic growth is strong and could pose an inflation threat if it expands unfettered, but it has constraints--the Asian economic crisis is projected to reduce U.S. growth somewhat.

     Furthermore, supply and demand fundamentals remain favorable. The federal government is running its first budget surplus in 30 years, which reduces bond supply and exerts downward pressure on interest rates (see page 3). Bond demand could continue to build as investors grow more cautious--the stock market could become more volatile as it attempts to scale new heights, possibly prompting investors to buy bonds as a diversification vehicle.

     We believe interest rates are likely to remain within a relatively low range. In this low interest rate environment, it's important to identify and acquire securities with attractive yields and solid financial backing.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO GOING FORWARD?

     We will probably maintain the portfolio's neutral positioning in the near term and will continue to take a conservative approach to managing its duration. Leveraging our credit research team, we will work to uncover high-yielding, attractively valued securities with the potential to enhance returns.


[left margin]

Although unemployment is low and wage pressures are mounting,  inflation remains
well-behaved.   The  computer   revolution,   corporate  efficiency  and  global
competition have helped keep prices in check.


PORTFOLIO COMPOSITION BY CREDIT RATING

                    % OF FUND INVESTMENTS

                    AS OF             AS OF
                   4/30/98          10/31/97

AAA                  32%               34%
AA                    3%                4%
A                    35%               41%
BBB                  28%               21%
BB                   2%                --

The ratings are provided by Standard & Poor's. (See page 38 for more information.)


20      1-800-345-2021


Benham Bond's Schedule of Investments
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES

                   $1,500  U.S. Treasury Notes, 5.875%,
                               1/31/99                         $    1,504

                    3,500  U.S. Treasury Notes, 5.50%,
                               12/31/00                             3,490

                    2,000  U.S. Treasury Notes, 6.25%,
                               6/30/02                              2,042

                    4,000  U.S. Treasury Notes, 5.625%,
                               12/31/02                             3,994

                    2,500  U.S. Treasury Notes, 5.50%,
                               1/31/03                              2,483

                    3,000  U.S. Treasury Bonds, 6.125%,
                               11/15/27                             3,073
                                                               ----------------

TOTAL U.S. TREASURY SECURITIES--12.5%                              16,586
                                                               ----------------
   (Cost $16,601)

U.S. GOVERNMENT AGENCY SECURITIES--1.5%

                   2,000   Tennesse Valley Authority, 6.875%,
                               12/15/43                             2,021
                                                               ----------------
   (Cost $1,854)

MORTGAGE-BACKED SECURITIES(1)

                    4,904  FHLMC Pool #E68681, 6.00%,
                               1/1/13                               4,846

                      409  FHLMC REMIC, Series 19,
                               Class E PAC, 8.00%, 8/15/19            413

                      647  FHLMC REMIC, Series 116,
                               Class F PAC, 8.50%, 2/15/20            660

                    4,309  FNMA Pool #250452, 6.50%,
                               1/1/26                               4,283

                      832  FNMA REMIC, Series 1989-35,
                               Class G, 9.50%, 7/25/19                883

                       79  FNMA REMIC, Series 1990-88,
                               Class H PAC, 7.75%, 9/25/19             79

                      160  FNMA REMIC, Series 1991-21,
                               Class G PAC, 6.00%,
                               12/25/19                               160
                                                               ----------------

TOTAL MORTGAGE-BACKED
SECURITIES--8.6%                                                   11,324
                                                               ----------------
   (Cost $11,137)

ASSET-BACKED SECURITIES(1)

                    2,414  Money Store (The) Home Equity Trust,
                               Series 1996 D, Class A3 SEQ,
                               6.30%, 11/15/11                      2,417

                    2,820  United Companies Financial Corp.,
                               Home Equity Loan, Series
                               1995 D1, Class A2, 6.20%,
                               3/1/14                               2,828
                                                               ----------------

TOTAL ASSET-BACKED SECURITIES--4.0%                                 5,245
                                                               ----------------
   (Cost $5,213)


Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

CORPORATE BONDS

AEROSPACE & DEFENSE--1.6%

                   $2,000  Lockheed Martin Corp., 7.25%,
                               5/15/06                         $    2,109
                                                               ----------------

AIRLINES--2.6%

                    3,232  Delta Air Lines, Inc., 7.54%,
                               10/11/11                             3,393
                                                               ----------------

BANKING--13.2%

                    5,000  Citicorp Euro, 7.00%, 1/2/04             5,171

                    2,000  Corestates Capital Corp., 5.875%,
                               10/15/03                             1,965

                    3,000  First Union Corp., 8.77%,
                               11/15/99                             3,123

                    3,000  Mellon Financial Co., 6.00%,
                               3/1/04                               2,972

                    2,000  Nationsbank Capital Trust II,
                               7.83%, 12/15/26                      2,141

                    2,000  Wells Fargo Capital, 7.96%,
                               12/15/26                             2,132
                                                               ----------------

                                                                   17,504
                                                               ----------------

CHEMICALS & RESINS--5.0%

                    5,000  ARCO Chemical Co., 10.25%,
                               11/1/10                              6,664
                                                               ----------------

COMMUNICATION SERVICES--1.6%

                    2,000  WorldCom Inc., 8.875%, 1/15/01           2,180
                                                               ----------------

COMPUTER SYSTEMS--1.2%

                    1,500  International Business Machines
                               Corp., 7.125%, 12/1/96               1,574
                                                               ----------------

ENERGY (PRODUCTION)--6.7%

                    3,000  Columbia Gas Systems, 7.42%,
                               11/28/15                             3,151

                    2,500  Enron Corp., 6.625%, 11/15/05            2,530

                    3,000  Oryx Energy Co., 8.125%,
                               10/15/05                             3,205
                                                               ----------------

                                                                    8,886
                                                               ----------------

FINANCIAL SERVICES--9.2%

                    2,000  Comdisco, Inc., 6.375%, 11/30/01         2,013

                    3,000  Ford Motor Credit Co., 6.50%,
                               2/28/02                              3,038

                    4,000  Lehman Brothers Holdings Inc.,
                               6.625%, 11/15/00                     4,051

                    3,000  Paine Webber Group Inc., MTN,
                               7.96%, 4/28/00                       3,101
                                                               ----------------

                                                                   12,203
                                                               ----------------


                                               See Notes to Financial Statements


                                                www.americancentury.com      21


Benham Bond's Schedule of Investments (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

INSURANCE--5.3%

                   $1,000  Delphi Financial Group, Inc.,
                               9.31%, 3/25/27                  $    1,123

                    3,000  Lincoln National Corp., 9.125%,
                               10/1/04                              3,657

                    2,000  Zurich Capital Trust I, 8.38%,
                               6/1/37 (Acquired 6/11/97,
                               Cost $2,059)(2)                      2,187
                                                               ----------------

                                                                    6,967
                                                               ----------------

LEISURE--1.6%

                    2,000  Time Warner Inc., 6.85%,
                               1/15/26                              2,072
                                                               ----------------

REAL ESTATE--4.7%

                    1,000  Chelsea GCA Realty Partners,
                               7.25%, 10/21/07                      1,020

                    2,000  Price REIT, Inc. (The), 7.125%,
                               6/15/04                              2,056

                    3,000  Spieker Properties Inc., MTN,
                               7.58%, 12/17/01                      3,128
                                                               ----------------

                                                                    6,204
                                                               ----------------

TOBACCO--1.1%

                    1,500  Philip Morris Companies Inc.,
                               6.80%, 12/1/03                       1,526
                                                               ----------------

UTILITIES--2.3%

                    3,000  CalEnergy Co. Inc., 7.63%,
                               10/15/07                             3,006
                                                               ----------------

TOTAL CORPORATE BONDS--56.1%                                       74,288
                                                               ----------------
   (Cost $74,212)


Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS (U.S. $ DENOMINATED)

BANKING--5.6%

                   $5,000  National Bank of Canada,
                               8.125%, 8/15/04                 $    5,445

                   2,000  Santander Financial Issuances
                               Ltd., 6.375%, 2/15/11                1,951
                                                               ----------------

                                                                    7,396
                                                               ----------------

COMMUNICATIONS SERVICES--2.6%

                    2,000  Cable & Wireless
                               Communications, 6.375%,
                               3/6/03                               2,002

                    1,350  Cable & Wireless Communications,
                               6.625%, 3/6/05                       1,361
                                                               ----------------

                                                                    3,363
                                                               ----------------

METALS & MINING--2.6%

                    2,000  Barrick Gold Corp., 7.50%,
                               5/1/07                               2,118

                   1,500  Wharf International Finance Ltd.,
                               7.625%, 3/13/07                      1,350
                                                               ----------------

                                                                    3,468
                                                               ----------------

PAPER & FOREST PRODUCTS--1.0%

                    1,350  Abitibi-Consolidated Inc., 7.40%,
                               4/1/18                               1,354
                                                               ----------------

PRINTING & PUBLISHING--2.5%

                    3,000  News America Holdings Inc.,
                               8.50%, 2/15/05                       3,314
                                                               ----------------

TOTAL FOREIGN CORPORATE BONDS--14.3%                               18,895
                                                               ----------------
   (Cost $15,733)


See Notes to Financial Statements


22      1-800-345-2021


Benham Bond's Schedule of Investments (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ in Thousands)                     Value
-----------------------------------------------------------------------------

SOVEREIGN GOVERNMENTS & AGENCIES--1.6%

                   $2,000  Province of Quebec Bonds,
                               7.125%, 2/9/24                  $    2,088
                                                               ----------------
   (Cost $1,837)

TEMPORARY CASH INVESTMENTS--1.4%

   Repurchase Agreement, Bank of America N.T.
    & S.A., (U.S. Treasury obligations), in a joint
    trading account at 5.48%, dated 4/30/98,
    due 5/1/98 (Delivery value $1,886)                                1,886
                                                               ----------------
   (Cost $1,886)

TOTAL INVESTMENT SECURITIES--100.0%                                $132,333
                                                               ================
   (Cost $128,473)


NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30,1998, was $2,187, which represented 1.6% of net assets.



--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the dollar value of other short-term investments that are considered the same as cash

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


                                                www.americancentury.com      23


Statements of Assets and Liabilities
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

                                          LIMITED-TERM   INTERMEDIATE-TERM   BENHAM BOND

ASSETS                                       (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of
  $18,644, $24,763 and
  $128,473, respectively) (Note 3) ....   $      18,728   $      25,001   $     132,333

Cash ..................................            --                 2              50

Receivable for investments sold .......            --              --                96

Interest receivable ...................             230             336           2,362
                                          -------------   -------------   -------------

                                                 18,958          25,339         134,841
                                          -------------   -------------   -------------

LIABILITIES

Disbursements in excess
  of demand deposit cash ..............             541           1,473             287

Payable for capital shares redeemed ...            --                 2             232

Payable for investments purchased .....             887             501            --

Dividends payable .....................              16              22             130

Distribution and service
  fees payable (Note 2) ...............            --                 1               1

Accrued management fees (Note 2) ......              10              14              89
                                          -------------   -------------   -------------

                                                  1,454           2,013             739
                                          -------------   -------------   -------------

Net Assets ............................   $      17,504   $      23,326   $     134,102
                                          =============   =============   =============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus)   $      17,345   $      22,962   $     130,335

Accumulated undistributed
  net realized gain (loss)
  from investment transactions ........              75             126             (93)

Net unrealized appreciation
  on investments (Note 3) .............              84             238           3,860
                                          -------------   -------------   -------------

                                          $      17,504   $      23,326   $     134,102
                                          =============   =============   =============

Investor Class ($ and shares in full)

Net assets ............................   $  16,817,096   $  20,691,182   $ 132,681,754

Shares outstanding ....................       1,689,513       2,056,730      13,695,759

Net asset value per share .............   $        9.95   $       10.06   $        9.69


Advisor Class ($ and shares in full)

Net assets ............................   $     686,718   $   2,634,772   $   1,420,363

Shares outstanding ....................          69,009         261,802         146,613

Net asset value per share .............   $        9.95   $       10.06   $        9.69

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This page details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets by class divided by the total number of fund shares outstanding by class gives you the price of an individual share, or the net asset value per share, for each class of shares.

NET ASSETS are also broken out by capital (money invested by shareholders); net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized gains or losses). This breakout tells you the value of assets that are performance-related, such as investment gains or losses, and the value of assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


24      1-800-345-2021


Statements of Operations
-----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                            LIMITED-TERM  INTERMEDIATE-TERM  BENHAM BOND

INVESTMENT INCOME                                          (In Thousands)

Income:
Interest ..............................        $   602         $   719         $ 4,471
                                               -------         -------         -------

Expenses (Note 2):

Management fees .......................             67              78             524

Distribution fees - Advisor Class .....           --                 3               2

Service fees - Advisor Class ..........           --                 3               2

Directors' fees and expenses ..........           --              --                 1
                                               -------         -------         -------

                                                    67              84             529
                                               -------         -------         -------

Net investment income .................            535             635           3,942
                                               -------         -------         -------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTE 3)

Net realized gain (loss) on investments             76             112             (68)

Change in net unrealized
appreciation on investments ...........            (44)           (154)           (196)
                                               -------         -------         -------

Net realized and unrealized
gain (loss) on investments ............             32             (42)           (264)
                                               -------         -------         -------

Net Increase in Net Assets
Resulting from Operations .............        $   567         $   593         $ 3,678
                                               =======         =======         =======

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized gains or losses


                                               See Notes to Financial Statements


                                                www.americancentury.com      25


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED) AND OCTOBER 31, 1997

                                         LIMITED-TERM            INTERMEDIATE-TERM           BENHAM BOND
                                      1998           1997       1998           1997      1998           1997

OPERATIONS                                                        (In Thousands)

Net investment income .........   $     535    $     634    $     635    $   1,058    $   3,942    $   8,276

Net realized gain (loss)
  on investments ..............          76           26          112           19          (68)         350

Change in net unrealized
  appreciation (depreciation)
  on investments ..............         (44)          76         (154)         316         (196)       2,059
                                  ---------    ---------    ---------    ---------    ---------    ---------

Net increase in net assets
  resulting from operations ...         567          736          593        1,393        3,678       10,685
                                  ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income:

  Investor Class ..............        (529)        (634)        (568)      (1,052)      (3,907)      (8,273)

  Advisor Class ...............          (6)        --            (67)          (6)         (35)          (3)

From net realized gains
  from investment transactions:

  Investor Class ..............         (29)        --           --           --           (368)      (1,310)

  Advisor Class ...............        --           --             (1)
                                  ---------    ---------    ---------    ---------    ---------    ---------

Decrease in net assets
  from distributions ..........        (564)        (634)        (635)      (1,058)      (4,311)      (9,586)
                                  ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE
TRANSACTIONS (NOTE 4)

Net increase (decrease) in
  net assets from capital
  share transactions ..........       2,232        7,075        3,225        4,182        7,692      (16,623)
                                  ---------    ---------    ---------    ---------    ---------    ---------

Net increase (decrease)
  in net assets ...............       2,235        7,177        3,183        4,517        7,059      (15,524)

NET ASSETS

Beginning of period ...........      15,269        8,092       20,143       15,626      127,043      142,567
                                  ---------    ---------    ---------    ---------    ---------    ---------

End of period .................   $  17,504    $  15,269    $  23,326    $  20,143    $ 134,102    $ 127,043
                                  =========    =========    =========    =========    =========    =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* performance (operations)

* distributions to shareholders

* shareholders either investing, reinvesting distributions, or withdrawing mone

The changes are broken out into:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

The statements also includes net assets at the beginning and end of the period.

See Notes to Financial Statements


26      1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Limited-Term Bond Fund (Limited-Term), American Century - Benham Intermediate-Term Bond Fund (Intermediate-Term), and American Century - Benham Bond Fund (Benham Bond) (the Funds) are three of the thirteen series of funds issued by the Corporation. The investment objective of Limited-Term is to seek income. The investment objective of Intermediate-Term is to seek a competitive level of income. The investment objective of Benham Bond is to seek a high level of income. The Funds pursue their objectives by investing primarily in bonds and other debt obligations with maturities based on each Funds' investment objective. The Funds are authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to both classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Funds' policy to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


                                                www.americancentury.com      27


Notes to Financial Statements (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class of Limited-Term, Intermediate-Term and Benham Bond is 0.70%, 0.75% and 0.80%, respectively. The annual management fee for the Advisor Class of Limited-Term, Intermediate-Term and Benham Bond is 0.45%, 0.50% and 0.55%, respectively.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred by the Advisor Class under the Plan for the six months ended April 30, 1998 for Limited-Term, Intermediate-Term and Benham Bond were $531, $5,917 and $3,033, respectively.

     Certain officers and directors of the Corporation are also officers and/or directors, and as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

   Investment transactions, exluding short-term investments, for the six months ended April 30, 1998, were as follows:

                                     LIMITED-TERM        INTERMEDIATE-TERM            BENHAM BOND

PURCHASES                                                   (In Thousands)

U.S. Treasury & Agency Obligations ...  $13,630                  $5,983                  $27,799

Other Debt Obligations ...............   3,505                    4,907                  24,346

PROCEEDS FROM SALES                                         (In Thousands)

U.S. Treasury & Agency Obligations ...  $12,647                  $4,483                  $24,186

Other Debt Obligations ...............    988                     3,480                  18,346

   On April 30, 1998, the composition of unrealized appreciation and depreciaton of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                     LIMITED-TERM        INTERMEDIATE-TERM            BENHAM BOND

                                                             (In Thousands)

Appreciation .........................   $108                     $327                   $4,129

Depreciation .........................   (24)                     (89)                    (269)
                                 -------------------  ------------------------  ----------------------

Net ..................................  $  84                     $238                   $3,860
                                 ===================  ========================  ======================


28      1-800-345-2021


Notes to Financial Statements (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

   The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

     There are 100,000,000 and 50,000,000 share of the Investor Class and Advisor Class, respectively, authorized for issuance by each Fund. All shares are $0.01 par value. Transactions in shares of the Funds were as follows:

                                        LIMITED-TERM           INTERMEDIATE-TERM      BENHAM BOND
                                     SHARES      AMOUNT        SHARES     AMOUNT    SHARES    AMOUNT

INVESTOR CLASS                                                   (In Thousands)

Six Months ended April 30, 1998
Sold ...........................      1,321    $ 13,175         641    $  6,467       3,559    $ 34,644

Issued in reinvestment of
   distributions ...............         51         507          49         493         399       3,870

Redeemed .......................     (1,212)    (12,138)       (432)     (4,354)     (3,273)    (31,783)
                                   --------    --------    --------    --------    --------    --------

Net increase ...................        160    $  1,544         258    $  2,606         685    $  6,731
                                   ========    ========    ========    ========    ========    ========


Year ended October 31, 1997

Sold ...........................      1,315    $ 13,023       1,569    $ 15,513       5,099    $ 48,694

Issued in reinvestment
   of distributions ............         62         615          95         942         946       9,015

Redeemed .......................       (662)     (6,563)     (1,442)    (14,279)     (7,835)    (74,792)
                                   --------    --------    --------    --------    --------    --------

Net increase (decrease) ........        715    $  7,075         222    $  2,176      (1,790)   $(17,083)
                                   ========    ========    ========    ========    ========    ========


ADVISOR CLASS                                                 (In Thousands)


Period ended April 30, 1998(1)

Sold ...........................         89    $    888         157    $  1,581         169    $  1,644

Issued in reinvestment
   of distributions ............          1           5           6          64           4          34

Redeemed .......................        (21)       (205)       (101)     (1,026)        (74)       (717)
                                   --------    --------    --------    --------    --------    --------

Net increase ...................         69    $    688          62    $    619          99    $    961
                                   ========    ========    ========    ========    ========    ========

Period ended October 31, 1997(2)

Sold ...........................       --          --           199    $  2,000          61    $    588

Issued in reinvestment
   of distributions ............       --          --             1           6           1           3

Redeemed .......................       --          --          --          --           (14)       (131)
                                   --------    --------    --------    --------    --------    --------

Net increase ...................       --          --           200    $  2,006          48    $    460
                                   ========    ========    ========    ========    ========    ========

(1)  November 1, 1997 through  April 30, 1998 for  Intermediate-Term  and Benham
     Bond and November 12, 1997 (commencement of sale of the Advisor Class) through April 30, 1998 for Limited-Term.

(2)  August 14, 1997 (commencement of sale of the Advisor Class) through October
     31, 1997 for Intermediate-Term. August 8, 1997 (commencement of sale of the
     Advisor Class) through October 31, 1997 for Benham Bond.


                                                www.americancentury.com      29


Limited-Term Bond's Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                  Investor Class

                                           1998(1)             1997           1996          1995        1994(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period   $     9.98        $     9.93     $     9.96    $     9.68    $    10.00
                                       ----------        ----------     ----------    ----------    ----------

Income From Investment Operations

   Net Investment Income ...........         0.28              0.56           0.56          0.56          0.31

   Net Realized and Unrealized
   Gain (Loss) on
   Investment Transactions .........        (0.02)             0.05          (0.03)         0.28         (0.32)
                                       ----------        ----------     ----------    ----------    ----------

   Total From Investment
   Operations ......................         0.26              0.61           0.53          0.84         (0.01)
                                       ----------        ----------     ----------    ----------    ----------

Distributions

   From Net Investment Income ......        (0.28)            (0.56)         (0.56)        (0.56)        (0.31)

   From Net Realized Gains
   on Investment Transactions ......        (0.01)             --             --            --            --
                                       ----------        ----------     ----------    ----------    ----------

   Total Distributions .............        (0.29)            (0.56)         (0.56)        (0.56)        (0.31)
                                       ----------        ----------     ----------    ----------    ----------

Net Asset Value, End of Period .....   $     9.95        $     9.98     $     9.93    $     9.96    $     9.68
                                       ==========        ==========     ==========    ==========    ==========


   Total Return(3) .................         2.64%             6.30%          5.48%         8.89%        (0.08)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets ...........         0.70%(4)          0.69%          0.68%         0.69%         0.70%(4)

Ratio of Net Investment Income
   to Average Net Assets ...........         5.59%(4)          5.63%          5.63%         5.70%         4.79%(4)

Portfolio Turnover Rate ............           80%              109%           121%          116%           48%

Net Assets, End of Period
   (in thousands) ..................   $   16,817        $   15,269     $    8,092    $    7,193    $    4,375

(1)  Six months ended April 30, 1998 (unaudited).

(2)  March 1, 1994 (inception) through October 31, 1994.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


30      1-800-345-2021


Limited-Term Bond's Financial Highlights
-----------------------------------------------------------------------------
                   FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED APRIL 30

                                                                Advisor Class
                                                                    1998(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period .....................          $  9.97
                                                                    -------

Income From Investment Operations

   Net Investment Income .................................             0.25

   Net Realized and Unrealized
   Loss on Investment Transactions .......................            (0.01)
                                                                    -------

   Total From Investment Operations ......................             0.24
                                                                    -------

Distributions

   From Net Investment Income ............................            (0.25)

   From Net Realized Gains
   on Investment Transactions ............................            (0.01)
                                                                    -------

   Total Distributions ...................................            (0.26)
                                                                    -------


Net Asset Value, End of Period ...........................          $  9.95
                                                                    =======

   Total Return(2) .......................................             2.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets .................................             0.95%(3)

Ratio of Net Investment Income
   to Average Net Assets .................................             5.43%(3)

Portfolio Turnover Rate ..................................               80%

Net Assets, End of Period
   (in thousands) ........................................          $   687

(1)  November  12,  1997   (commencement   of  sale)   through  April  30,  1998
     (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.

                                               See Notes to Financial Statements


                                                www.americancentury.com      31


Intermediate-Term Bond's Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                                           Investor Class
                                              1998(1)              1997          1996            1995        1994(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ...   $    10.07        $     9.91     $    10.07     $     9.53     $    10.00
                                           ----------        ----------     ----------     ----------     ----------

Income From Investment Operations

   Net Investment Income ...............         0.30              0.59           0.58           0.59           0.34

   Net Realized and Unrealized
   Gain (Loss) on
   Investment Transactions .............        (0.01)             0.16          (0.06)          0.54          (0.47)
                                           ----------        ----------     ----------     ----------     ----------

   Total From Investment Operations ....         0.29              0.75           0.52           1.13          (0.13)
                                           ----------        ----------     ----------     ----------     ----------

Distributions

   From Net Investment Income ..........        (0.30)            (0.59)         (0.58)         (0.59)         (0.34)

   From Net Realized Gains on
   Investment Transactions .............         --                --            (0.10)          --             --
                                           ----------        ----------     ----------     ----------     ----------

   Total Distributions .................        (0.30)            (0.59)         (0.68)         (0.59)         (0.34)
                                           ----------        ----------     ----------     ----------     ----------

Net Asset Value, End of Period .........   $    10.06        $    10.07     $     9.91     $    10.07     $     9.53
                                           ==========        ==========     ==========     ==========     ==========


   Total Return(3) .....................         2.88%             7.87%          5.36%         12.19%         (1.24)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
   Average Net Assets ..................         0.75%(4)          0.75%          0.74%          0.74%          0.75%(4)

Ratio of Net Investment Income to
   Average Net Assets ..................         5.92%(4)          5.99%          5.90%          6.05%          5.23%(4)

Portfolio Turnover Rate ................           38%               99%            87%           133%            48%

Net Assets, End of Period
   (in thousands) ......................   $   20,691        $   18,126     $   15,626     $   12,827     $    4,262

(1)  Six months ended April 30, 1998 (unaudited).

(2)  March 1, 1994 (inception) through October 31, 1994.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


32      1-800-345-2021


Intermediate-Term Bond's Financial Highlights
-----------------------------------------------------------------------------
               FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED AS INDICATED

                                                         Advisor Class
                                                    1998(1)        1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .....     $   10.07          $    9.96
                                               ---------          ---------

Income From Investment Operations

   Net Investment Income .................          0.28               0.12

   Net Realized and Unrealized Gain
   (Loss) on Investment Transactions .....         (0.01)              0.11
                                               ---------          ---------

   Total From Investment Operations ......          0.27               0.23
                                               ---------          ---------

Distributions

   From Net Investment Income ............         (0.28)             (0.12)
                                               ---------          ---------

Net Asset Value, End of Period ...........     $   10.06          $   10.07
                                               =========          =========


   Total Return(3) .......................          2.75%              2.33%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets .................          1.00%(4)           1.00%(4)

Ratio of Net Investment Income
   to Average Net Assets .................          5.67%(4)           6.05%(4)

Portfolio Turnover Rate ..................            38%                99%

Net Assets, End of Period
   (in thousands) ........................     $   2,635          $   2,017

(1) Six months ended April 30, 1998 (unaudited).

(2)  August 14, 1997 (commencement of sale) through October 31, 1997.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements


                                                www.americancentury.com      33


Benham Bond's Financial Highlights
-----------------------------------------------------------------------------

                                       FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)


                                                                                 Investor Class
                                            1998(1)            1997            1996           1995           1994          1993(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $      9.73       $      9.63    $      9.78    $      8.91    $     10.21    $      9.92
                                        -----------       -----------    -----------    -----------    -----------    -----------

Income From Investment Operations

  Net Investment Income ..............         0.29              0.60           0.60           0.61           0.58           0.66

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..        (0.01)             0.19          (0.14)          0.87          (1.12)          1.88
                                        -----------       -----------    -----------    -----------    -----------    -----------

  Total From Investment Operations ...         0.28              0.79           0.46           1.48          (0.54)          2.54
                                        -----------       -----------    -----------    -----------    -----------    -----------

Distributions

  From Net Investment Income .........        (0.29)            (0.60)         (0.60)         (0.61)         (0.58)         (0.66)

  From Net Realized Gains on
  Investment Transactions ............        (0.03)            (0.09)         (0.01)          --            (0.18)         (1.59)
                                        -----------       -----------    -----------    -----------    -----------    -----------

  Total Distributions ................        (0.32)            (0.69)         (0.61)         (0.61)         (0.76)         (2.25)
                                        -----------       -----------    -----------    -----------    -----------    -----------

Net Asset Value, End of Period .......  $      9.69       $      9.73    $      9.63    $      9.78    $      8.91    $     10.21
                                        ===========       ===========    ===========    ===========    ===========    ===========

  Total Return(3) ....................         2.89%             8.57%          4.91%         17.16%         (5.47)%        11.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
  Average Net Assets .................         0.80%(4)          0.80%          0.79%          0.78%          0.88%          1.00%

Ratio of Net Investment Income to
  Average Net Assets .................         6.01%(4)          6.25%          6.18%          6.53%          6.07%          6.54%

Portfolio Turnover Rate ..............           34%               52%           100%           105%            78%           113%

Net Assets, End of Period
  (in thousands) .....................  $   132,682       $   126,580    $   142,567    $   149,223    $   121,012    $   172,120

(1)  Six months ended April 30, 1998 (unaudited).

(2) The data presented has been restated to give effect to a 10 for 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--These pages itemize current period activity and statistics and provide comparison data for the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


34      1-800-345-2021


Benham Bond's Financial Highlights
-----------------------------------------------------------------------------
              FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED AS INDICATED

                                                         Advisor Class
                                                     1998(1)          1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .........    $    9.73         $    9.55
                                                  ---------         ---------

Income From Investment Operations

   Net Investment Income .....................         0.28              0.13

   Net Realized and Unrealized Gain
   (Loss) on Investment Transactions .........        (0.01)             0.18
                                                  ---------         ---------

   Total From Investment Operations ..........         0.27              0.31
                                                  ---------         ---------

Distributions

   From Net Investment Income ................        (0.28)            (0.13)

   From Net Realized Gains
   on Investment Transactions ................        (0.03)             --
                                                  ---------         ---------

   Total Distributions .......................        (0.31)            (0.13)
                                                  ---------         ---------

Net Asset Value, End of Period ...............    $    9.69         $    9.73
                                                  =========         =========


   Total Return(3) ...........................         2.76%             3.27%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
   to Average Net Assets .....................         1.05%(4)         1.05%(4)

Ratio of Net Investment Income
   to Average Net Assets .....................         5.76%(4)         6.03%(4)

Portfolio Turnover Rate ......................           34%               52%

Net Assets, End of Period
   (in thousands) ............................    $   1,420         $     462

(1)  Six months ended April 30, 1998 (unaudited).

(2)  August 8, 1997 (commencement of sale) through October 31, 1997.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.


                                               See Notes to Financial Statements


                                                www.americancentury.com      35


Share Class and Retirement Account Information
-----------------------------------------------------------------------------

SHARE CLASS

     Until September 3, 1996, Limited-Term, Intermediate-Term and Benham Bond funds issued one class of fund shares, reflecting the fact that most investors bought their shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees.

     Now more shares are purchased through financial intermediaries (who ordinarily are compensated for the services they provide). In September 1996, American Century began to offer two classes of shares for Limited-Term, Intermediate-Term and Benham Bond funds. One class is for investors buying directly from American Century, the other is for investors buying through financial intermediaries.

     The original class of shares is called the INVESTOR CLASS. All shares issued and outstanding before September 3, 1996, have been designated as Investor Class shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders pay no commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class is 0.25% higher than that of the Investor Class.

     Both classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


36      1-800-345-2021


Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY & POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM BOND is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of five years or less.

     INTERMEDIATE-TERM BOND is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund maintains a weighted average maturity of 3-10 years.

     BENHAM BOND is a variable-price bond fund that seeks to provide interest income by investing in a diversified portfolio of fixed-income securities. The fund has no weighted average maturity limitations, but the fund typically invests in intermediate- and long-term bonds.

COMPARATIVE INDICES

     The indices listed are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The  MERRILL  LYNCH  1- TO 5 -YEAR  GOVERNMENT/CORPORATE  INDEX is an index composed of corporate and Treasury debt with an overall maturity of approximately three years. The index consists of approximately 24% corporate debt and 76% government debt. The corporate debt issues are rated BBB or better by Standard & Poor's.

     The LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX includes the Lehman Government Index and the Lehman Intermediate Corporate Bond Index, which reflect the price fluctuations of U.S. Treasury and government agency securities, corporate bonds and Yankee bonds with maturities of 1-10 years.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the Diversified Bond funds are:

     SHORT   INVESTMENT-GRADE   DEBT  FUNDS   (Limited-Term   Bond)--funds  with
dollar-weighted average maturities of five years or less that invest at least 65% of their assets in investment-grade debt.

     INTERMEDIATE INVESTMENT-GRADE DEBT FUNDS (Intermediate-Term Bond)-- funds with dollar-weighted average maturities of 5-10 years that invest at least 65% of their assets in investment-grade debt.

     A-RATED CORPORATE DEBT FUNDS (Benham Bond)--funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better


[right margin]

INVESTMENT TEAM LEADERS

PORTFOLIO MANAGERS:
     BUD HOOPS
     JEFF HOUSTON

CREDIT RESEARCH MANAGER:
     GREG AFIESH


                                                www.americancentury.com      37


Glossary
-----------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 30-35.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations. Short-term corporate securities are tyically issued to raise cash and cover current expenses in anticipation of future revenues; long-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

* FOREIGN GOVERNMENT SECURITIES--debt securities issued or guaranteed by foreign governments or their political subdivisions. Some of these securities are direct obligations of the issuing government; others are backed by some form of government sponsorship.

* MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans. Most mortgage-backed securities are structured as "pass-throughs"--the monthly payments of principal and interest on the mortgages in the pool are collected by the bank that is servicing the mortgages and are "passed through" to investors. While the payments of principal and interest are considered secure (many are backed by government agency guarantees), the cash flow is less certain than in other fixed-income investments. Mortgages that are paid off early reduce future interest payments from the pool.

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.


38      1-800-345-2021


Notes
-----------------------------------------------------------------------------


                                                www.americancentury.com      39


Notes
-----------------------------------------------------------------------------


40      1-800-345-2021


[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
   Recycled


[back cover]

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998


American Century Investments                                    BULK RATE
P.O. Box 419200                                             U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
www.americancentury.com                                         COMPANIES




9806                              (c)1998 American Century Services Corporation
SH-BKT-12670                                            Funds Distributor, Inc.

[front cover]                                                    April 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY


   [graphic of globe, U.S. Currency, and money managers overlooking monitors]


TWENTIETH CENTURY GROUP
-----------------------
SELECT
HERITAGE
GROWTH

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]


A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

TWENTIETH CENTURY GROUP
SELECT
(TWCIX)

TWENTIETH CENTURY GROUP
HERITAGE
(TWHIX)

TWENTIETH CENTURY GROUP
GROWTH
(TWCGX)

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

On the Cover:
Kevin  Lewis and  Cindy  Miller  are part of the  investment  group at  American
Century.


OUR MESSAGE TO YOU
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr. with James E. Stowers III, seated

     Stocks have posted historic returns over the last three calendar years (1995-1997), and the first six months of our fiscal year (October 31, 1997 to April 30, 1998) did not interrupt the momentum. U.S. financial indices continued to soar, the generous market values accorded many large, high-profile companies grew even more generous, and small to midsize stocks performed respectably.

     We've been optimistic about the stock market for many years, and today is no exception. We believe stocks should continue to produce good returns over the long haul. But there is one key provision: Inflation and interest rates must remain low. Low inflation and interest rates fuel economic growth and provide a healthy environment for financial assets. Our capital markets should do well until that environment changes.

     Corporate America is also in excellent condition. Companies are highly productive and generating historically strong returns on their investments, including investments in their own stock.

     But despite the robust economy, not every company is selling at record prices. This remains a market of individual stocks, and many companies have earnings growth and profitability that have not been fully appreciated by the market. These stocks are attractive opportunities, even by the standards of a potentially less enthusiastic market.

     On the corporate front, the past six months have been eventful for American Century. As many of you may know, we gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. The new business partnership will eventually broaden the menu of investment options and services we provide.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this encourage you to take a closer look.

     Finally, we're proud to note that 1998 money market and blended (stock and information more accessible, and we is our 40th anniversary. Few fund companies have been around that long, and not many offer nearly 70 stock, bond, bond) funds that provide investors with such a wide range of choice and flexibility.

     We appreciate your investment with American Century.

     Sincerely,

/s/James E. Stowers, Jr.                    /s/James E. Stowers III
James E. Stowers, Jr.                       James E. Stowers III
Chairman of the Board and Founder           Chief Executive Officer


[right margin]

TABLE OF CONTENTS

   Report Highlights .......................................................   2
   Market Perspective ......................................................   3

SELECT
   Performance Information .................................................   5
   Management Q & A ........................................................   6
   Schedule of Investments .................................................   9
   Financial Highlights ....................................................  33

HERITAGE
   Performance Information .................................................  12
   Management Q & A ........................................................  13
   Schedule of Investments .................................................  16
   Financial Highlights ....................................................  36

GROWTH
   Performance Information .................................................  19
   Management Q & A ........................................................  20
   Schedule of Investments .................................................  23
   Financial Highlights ....................................................  39

FINANCIAL STATEMENTS
   Statements of Assets and
     Liabilities ...........................................................  26
   Statements of Operations ................................................  27
   Statements of Changes
     in Net Assets .........................................................  28
   Notes to Financial
     Statements ............................................................  29

OTHER INFORMATION
   Share Class and Retirement
   Account Information .....................................................  42
   Background Information
      Investment Philosophy and
        Policies ...........................................................  43
      Comparative Indices ..................................................  43
      Investment Team
        Leaders ............................................................  43
     Glossary ..............................................................  44


                                                    www.americancentury.com   1


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* The U.S. stock market continued its powerful advance during the six months ended April 30, 1998. The S&P 500 gained 22.47%.

* A robust economy helped drive the stock market's performance. Low inflation and interest rates and continued corporate earnings growth have contributed to economic strength.

* Earnings growth and profitability are top corporate priorities. The United States is one of the most technologically proficient industrial nations, and as a result, many U.S. companies are enjoying high returns.

* Investors also continue to pour money into the market. Stock prices and investor expectations remain very high. On a historical basis, corporate assets are expensive, and the average dividend yield is very low.

SELECT

* Select's Investor Class shares posted a 21.62% return for the six months ended April 30, 1998, very close to the fund's benchmark, the S&P 500, which gained 22.47%. [See total returns on page 5.]

*    Fund performance benefited from a relative  overweighting in pharmaceutical
     and  telecommunications   holdings,  and  a  smaller  stake  in  technology
     companies.

* Some of the top-performing stocks included Tyco International, Ltd., a well-run diversified company; Pfizer, a dominant pharmaceutical company with a number of new drugs on the market; and Procter & Gamble, which introduced Olestra, a fat substitute.

HERITAGE

* Total return for Heritage's Investor Class shares was 9.50% for the six months ended April 30, 1998. [See total returns on page 12.] The S&P MidCap 400 Index gained 19.17%.

* Heritage's relative performance was due in part to its underweighting in financial services companies, where stocks as a group performed strongly in the first six months.

* Technology stocks were hit hard in the fall by the Asian crisis, but rather than sell the fund's technology position entirely, we examined holdings on a stock-by-stock basis. This strategy was rewarded when many issues rebounded in the first quarter. Merger and acquisition activity in the banking and financial services industries also contributed to returns.

GROWTH

* Growth's Investor Class shares posted an 18.82% return for the six months ended April 30, 1998, compared to a return of 23.07% for the fund's benchmark, the Russell 1000 Growth Index. [See total returns on page 19.]

* Growth's benchmark was changed from the S&P 500 to the Russell 1000 Growth Index. The Russell 1000 Growth Index is "growthier" and more representative of Growth's portfolio.

* Pharmaceutical stocks helped boost returns. The industry benefited from healthy fundamentals, favorable demographics as the population ages, and limited exposure to Southeast Asia.

* Newbridge Networks, a network application company, was a disappointment. It experienced a slowdown in its core business in the fourth quarter of 1997.


[left margin]

                               SELECT (TWCIX)(1)
TOTAL RETURNS:                                       AS OF 4/30/98
    6 Months                                            21.62%(2)
    1 Year                                              40.19%
NET ASSETS:                                           $5.6 billion
INCEPTION DATE:                                         6/30/71(3)


                              HERITAGE (TWHIX)(1)
TOTAL RETURNS:                                       AS OF 4/30/98
    6 Months                                             9.50%(2)
    1 Year                                              35.37%
NET ASSETS:                                            $1.4 billion
INCEPTION DATE:                                         11/10/87


                               GROWTH (TWCGX)(1)
TOTAL RETURNS:                                        AS OF 4/30/98
    6 Months                                            18.82%(2)
    1 Year                                              44.50%
NET ASSETS:                                           $6.0 billion
INCEPTION DATE:                                         6/30/71(3)

(1)  Investor Class.
(2)  Not annualized.
(3)  This   inception   date   corresponds   with   the   management   company's
     implementation of its current investment practices.


Investment terms are defined in the Glossary on page 44.


2   1-800-345-2021


MARKET PERSPECTIVE FROM BOB PUFF
--------------------------------------------------------------------------------

[photo of Bob Puff]
BOB PUFF, CHIEF INVESTMENT OFFICER OF AMERICAN CENTURY INVESTMENTS

A POWERFUL UPSLOPE

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 Index to double. Only six years later, it had doubled again, and roughly five years later, in early 1997, it had doubled once more, to 800. At the end of April 1998, the index was just over 1100. As the chart on page 4 illustrates, the S&P 500's recent climb has been very steep.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance period ever for large-stock indices like the S&P 500. All three years saw returns top 20%. During the six months ended April 30, the S&P 500 barely stopped to catch its breath, gaining 22.47%.

     Lower corporate earnings, a tight U.S. labor market, and the collapse of the "Asian Miracle" have slowed the index only briefly.

     How can we account for the market's success?

A POWERHOUSE ECONOMY

     Stocks owe much of their success to a robust economy with minimal inflation. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

* U.S. economic growth hit 3.8% in 1997, and 4.8% in the first quarter of 1998.

*    Inflation was a mere 1.4% for the 12 months ended April 30, 1998.

*    In 1997, prices rose at the slowest pace in 12 years.

* Real interest rates (after adjusting for inflation) are among the lowest since the 1960s.

*    Unemployment in 1997 was the lowest it's been in 28 years.

*    The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies. Earnings growth and productivity are at the top of the business agenda. We are among the most technologically proficient of the industrial nations, and as a result, U.S. companies are enjoying extraordinarily high internal returns on equity. For example, return on equity, which is one measure of a company's value to its shareholders, has annualized above 20%, a heady number by historical standards. Earnings have been on a double-digit growth spurt for five of the last six years.

     Given the positive business climate, it's not surprising stocks remain such a popular investment, and that cash continues to flow into the market at record volumes.

     However, by some key measures, stock prices are very expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, a historical high. Corporate assets are also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P stock is less than 1.5%, another record.


[right margin]

A SUCCESSFUL MARKET IS ALSO TIED TO THE SUCCESS OF INDIVIDUAL COMPANIES. EARNINGS GROWTH AND PRODUCTIVITY ARE AT THE TOP OF THE BUSINESS AGENDA.


MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1998

S&P 500                          22.47%
S&P MIDCAP 400                   19.17%
RUSSELL 2000                     11.88%

Source: Lipper Analytical Services, Inc.

These  indices   represent   the   performance   of  large,   medium  and  small
capitalization stocks.

[line graph - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1998

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
                S&P 500     S&P Mid-Cap 400    Russell 2000
10/31/97         $1.00           $1.00             $1.00
11/30/97         $1.05           $1.01             $0.99
12/31/97         $1.06           $1.05             $1.01
1/31/98          $1.08           $1.03             $0.99
2/28/98          $1.15           $1.12             $1.07
3/31/98          $1.21           $1.17             $1.11
4/30/98          $1.22           $1.19             $1.12


                                                    www.americancentury.com   3


MARKET PERSPECTIVE FROM BOB PUFF (CONTINUED)
--------------------------------------------------------------------------------

INFLATION, INTEREST RATES  AND EARNINGS

     What could make the world less equity-friendly? Most probably, an upturn in inflation or a substantial decline in earnings. One doesn't have to look much farther than the last half of 1997, when a spike in oil prices, combined with the deepening economic crisis in Southeast Asia, raised the specter of higher inflation and lower earnings.

     If inflation picks up, interest rates are likely to rise too, as the bond market, along with the Federal Reserve, lift interest rates to slow the economy. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation. Our central bank, the Federal Reserve Board, sets short-term interest rates, but market forces determine intermediate and long-term rates.

     Over the past few years, bond investors have been quick to push rates up -- and moderate economic growth -- at the first hint of inflation. In other words, market forces, and not the Federal Reserve, took the lead in raising and lowering interest rates.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. By early 1998, as crude oil prices hit a nine-year low, stocks were soaring even though the fallout from Asia had hurt many companies' earnings.

     This remains a very resilient market, and we are optimistic about its long-term prospects. But expectations are running high, as reflected in the market's steep climb over the last three-plus years. Any uptick in inflation or interest rates could lead to an increase in price volatility and perhaps to lower returns. Over the short term, the market may need to digest its substantial gains.


[left margin]

THIS REMAINS A VERY RESILIENT MARKET, AND WE ARE OPTIMISTIC ABOUT ITS LONG-TERM PROSPECTS. BUT EXPECTATIONS ARE RUNNING HIGH, AS REFLECTED IN THE MARKET'S STEEP CLIMB OVER THE LAST THREE-PLUS YEARS.


[mountain chart - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE            PRICE
12/97           970.43
12/96           740.74
12/95           615.93
12/94           459.27
12/93           466.45
12/92           435.71
12/91           417.09
12/90           330.22
12/89           353.40
12/88           277.72
12/87           247.08
12/86           242.17
12/85           211.28
12/84           167.24
12/83           164.93
12/82           140.64
12/81           122.55
12/80           135.76
12/79           107.94
12/78           96.11
12/77           95.10
12/76           107.46
12/75           90.19
12/74           68.56
12/73           97.55
12/72           118.05
12/71           102.09
12/70           92.15

Source: Bloomberg


4   1-800-345-2021


PERFORMANCE--SELECT
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                     INVESTOR CLASS            ADVISOR CLASS          INSTITUTIONAL CLASS
                    (INCEPTION 6/30/71)(1)     (INCEPTION 8/8/97)     (INCEPTION 3/13/97)

                    SELECT     S&P 500         SELECT    S&P 500      SELECT       S&P 500

6 MONTHS(2)         21.62%      22.47%         21.48%     22.47%      21.75%         22.47%
1 YEAR              40.19%      41.01%           --         --        40.48%         41.01%
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
-------------------------------------------------------------------------------------------
3 YEARS             26.48%      31.85%           --         --          --             --
5 YEARS             17.66%      23.21%           --         --          --             --
10 YEARS            15.42%      18.87%           --         --          --             --
LIFE OF FUND        17.50%      13.57%         18.36%     20.50%      38.71%         37.84%

(1) Although the fund's actual inception date was 10/31/58, this inception date corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

See pages 42, 43 and 44 for information about share classes, the S&P 500 and returns.


[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

              Select             S & P 500
4/30/88       $10,000             $10,000
4/30/89       $11,752             $12,289
4/30/90       $13,623             $13,582
4/30/91       $15,818             $15,969
4/30/92       $17,491             $18,205
4/30/93       $18,612             $19,884
4/30/94       $19,342             $20,940
4/30/95       $20,721             $24,591
4/30/96       $24,842             $32,013
4/30/97       $29,945             $40,055
4/30/98       $41,974             $56,501

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows year-by-year performance. The S&P 500 is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Select's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 do not.

[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (YEARS ENDING APRIL 30)

              Select             S & P 500
4/30/89        17.52               22.78
4/30/90        15.92               10.44
4/30/91        16.11               17.56
4/30/92        10.58               14.05
4/30/93         6.41                9.22
4/30/94         3.92                5.33
4/30/95         7.13               17.42
4/30/96        19.89               30.13
4/30/97        20.54               25.10
4/30/98        40.19               41.01



                                                     www.americancentury.com   5


SELECT--Q&A
--------------------------------------------------------------------------------

     An interview with Jean Ledford and Richard Welsh, portfolio managers on the Select investment team.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     Select posted a strong 21.62% return for the six months ended April 30, 1998.* Returns were very close to the fund's benchmark, the S&P 500, which gained 22.47%. Select ranked in the top 12% out of 716 Growth & Income funds during the period, according to Lipper Analytical Services. For the one-year period ending April 30, 1998, Select returned 40.19%, beating the average of the Lipper peer group, which posted a 36.09% gain. Select ranked in Lipper's top 24% out of 661 funds in the category for the one-year period.(+)

WHAT EXPLAINS SELECT'S PERFORMANCE RELATIVE TO ITS BENCHMARK AND PEER GROUP?

     After a brief summer rally for smaller growth-oriented companies, investor sentiment shifted once again back into larger-capitalization, more defensive stocks in the fourth quarter. Concerns about the impact of the Asian currency and economic crisis caused the markets to become increasingly volatile and uncertain. We continued to focus on large-cap companies demonstrating acceleration in earnings and revenues, and it was Select's substantial positions in these larger, high-quality companies that enabled it to stay in line with broad market measures, yet outpace many actively managed funds. Specifically, Select's relative overweighting in pharmaceutical stocks and telecommunications holdings contributed significantly to performance. These industries demonstrated strong performance in late 1997 and early 1998 relative to other industries represented in the benchmarks.

     Select's smaller stake in technology companies also helped performance. Technology was both the market's and the fund's worst performing sector in the fourth quarter of 1997. Although we trimmed holdings significantly in September (to approximately 16% of assets), we remained more heavily weighted than the S&P 500 in selected technology companies -- specifically those that had little Asian exposure or that manufacture software to help companies address Year 2000 programming issues. We felt these companies would be able to weather the Asian storm. This strategy was rewarded in early 1998.

WERE THERE ANY GENERAL THEMES OR TRENDS IN THE MARKETPLACE THAT HELPED SELECT'S PERFORMANCE?

     Yes. A tendency toward acquisitions and mergers in a number of industries contributed to returns. Recently, we've seen several "mega mergers": Daimler Mercedes-Benz and Chrysler, Citicorp and Travelers, and MCI and WorldCom. Most of these mergers or acquisitions have been not only logical, but also synergetic. These companies have complementary strengths that should result in stronger, more profitable organizations with good revenue and earnings growth. In many of these deals, we owned stocks of both companies, which has been very good for performance.

     Along with this trend, we're seeing a number of large companies, such as Monsanto and Du Pont, spin off businesses that don't fit their strategic objectives.


[left margin]

PORTFOLIO AT A GLANCE
                                                 4/30/98          10/31/97
NO. OF COMPANIES                                  96                86
MEDIAN P/E RATIO                                 31.9              24.4
MEDIAN MARKET                                   $30.3              $30.8
  CAPITALIZATION                                BILLION           BILLION
PORTFOLIO TURNOVER                              61%(1)            94%(2)
EXPENSE RATIO
  (FOR INVESTOR CLASS)                         1.00%(3)            1.00%


SELECT'S CONCENTRATED POSITIONS IN LARGER, HIGH-QUALITY COMPANIES ENABLED IT TO STAY IN LINE WITH BROAD MARKET MEASURES, YET OUTPACE MANY ACTIVELY MANAGED FUNDS.


(1)  Six months ended 4/30/98.
(2)  Year ended 10/31/97.
(3)  Annualized.


Investment terms are defined in the Glossary on page 44.

*All fund returns referenced in this interview are for Investor Class shares.

(+)According to Lipper, for the periods ending April 30, Select was ranked in the top 83% out of 262 funds for five years and 69% out of 140 funds for 10 years. Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.


6   1-800-345-2021


SELECT--Q&A (CONTINUED)
--------------------------------------------------------------------------------

WHICH STOCKS CONTRIBUTED MOST  TO PERFORMANCE?

     Without exception, the best stocks during the period were very large, steadily growing companies that are leaders in their industries. Tyco International, Ltd. was the fund's top performing stock and second-largest holding at 3.2% of investments. Tyco is an extremely well run company with thriving businesses in four separate industries. Tyco has demonstrated an ability to manage its operations profitably and also effectively acquire other companies that fit well into its existing structure. Another good performer was pharmaceutical giant Pfizer, whose growth has been fueled by a strong product pipeline, the introduction of new products and, most recently, the successful launch of Viagra, a new drug that treats impotence. Procter & Gamble is a holding that also has enjoyed robust growth via new products. Its extensive product roster includes Olestra, a new fat substitute that's being used in the snack food industry. Other strong performers were General Electric, Select's largest holding, Microsoft and Coca-Cola.

WHICH STOCKS DAMPENED PERFORMANCE?

     Select's relative underweighting in financial stocks hurt returns. This sector continued to benefit from ongoing merger and acquisition activity in the banking and financial services industries. We reduced the fund's holdings in this area because we believed that problems in Southeast Asia would hit financial stocks very hard. Although we had correctly predicted conditions in Asia, it turned out that financial stocks were largely unaffected and continued performing nicely into 1998.

     In terms of specific holdings, Select's worst performing stock was Oracle, which produces software for telecommunications companies. The economic turmoil in Asia affected the company's earnings, which were already suffering somewhat due to the near-saturation of the U.S. telecommunications market. Performance also was dampened mildly by drug manufacturer Eli Lilly, whose earnings slowed significantly in late 1997. Oilfield services provider Schlumberger suffered as well, when investors became concerned about the potential impact of the Asian slowdown on global energy markets. We have reduced our holdings in these names.

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE ANNUAL REPORT?

     There have been a few shifts among sectors or industries. Our bottom-up approach has been successful in helping us identify groups and individual stocks with accelerating earnings and revenues and in helping us allocate our weightings. Our approach led us away from pharmaceutical companies, such as Lilly, whose earnings and revenue growth were beginning to wane, and toward the stocks of several diversified companies (companies with businesses in several industries) whose profit margins were rising. These include Minnesota Mining & Manufacturing Co. (3M) and General Electric. As you can see from the chart at right, we also increased weightings in communications services companies from 4.1% of assets to 8.7%, and increased banks and financial services companies from 4.9% to 7.1% of investments.


[right margin]

TOP TEN HOLDINGS
                                                % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            4/30/98            10/31/97
GENERAL ELECTRIC CO. (U.S.)                  4.5%                3.5%
TYCO INTERNATIONAL LTD.                      3.2%                3.2%
WAL-MART STORES, INC.                        2.6%                1.3%
MICROSOFT CORP.                              2.5%                2.5%
CISCO SYSTEMS INC.                           2.1%                1.7%
COCA-COLA COMPANY                            2.1%                2.2%
AMERICAN INTERNATIONAL GROUP, INC.           2.1%                2.1%
PFIZER, INC.                                 2.0%                1.6%
PROCTER & GAMBLE CO.                         2.0%                2.4%
NATIONSBANK CORP.                            1.9%                 --


TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                            AS OF                AS OF
                                           4/30/98             10/31/97
DIVERSIFIED COMPANIES                       10.4%                8.9%
COMMUNICATIONS SERVICES                      8.7%                4.1%
COMPUTER SOFTWARE & SERVICES                 8.7%                5.5%
BANKING                                      7.1%                4.9%
FOOD & BEVERAGE                              6.7%                5.9%


                                                    www.americancentury.com   7



SELECT--Q&A (CONTINUED)
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE MARKET GOING FORWARD?

     We are pleased to observe that, thus far, 1998 is proving to be another great year for investors. The U.S. economy remains sound, interest rates and inflation are low and, with the exception of Southeast Asia, the world economy is in good shape. The impact of the Asian crisis on domestic markets and our economy has been less negative than was predicted by many economic experts. Most of the S&P 500 companies continue to perform at or above earnings expectations, and many are announcing stock buyback programs--a sure sign they're feeling confident about the future. We continue to find a wealth of high-quality large-cap companies that are demonstrating good earnings acceleration and revenue growth. We expect Select's performance to continue to be helped by its focus on these companies.


[left margin]

[pie charts]
TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF APRIL 30, 1998
Cash                                   4.2%
U.S. Common Stocks                    95.8%


AS OF OCTOBER 31, 1997
Foreign Stocks                         0.8%
Cash                                   3.5%
U.S. Common Stocks                    95.7%

WE ARE PLEASED TO OBSERVE THAT, THUS FAR, 1998 IS PROVING TO BE ANOTHER GREAT YEAR FOR INVESTORS. THE U.S. ECONOMY REMAINS SOUND, INTEREST RATES AND INFLATION ARE LOW AND, WITH THE EXCEPTION OF SOUTHEAST ASIA, THE WORLD ECONOMY IS IN GOOD SHAPE.


8   1-800-345-2021


SELECT'S SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ IN THOUSANDS)                     Value

 COMMON STOCKS

AEROSPACE & DEFENSE--2.1%

                  984,500  Textron Inc.                                 $              77,037

                  410,000  United Technologies Corp.                                   40,359
                                                            ------------------------------------

                                                                                      117,396
                                                            ------------------------------------

BANKING--7.1%

                1,140,000  Banc One Corp.                                              67,046

                  940,000  Bank of New York Co., Inc. (The)                            55,519

                  270,000  Chase Manhattan Corp.                                       37,412

                1,410,000  NationsBank Corp.                                          106,808

                1,350,000  Norwest Corp.                                               53,578

                  350,000  U.S. Bancorp                                                44,450

                  110,000  Wells Fargo & Co.                                           40,535
                                                            ------------------------------------

                                                                                      405,348
                                                            ------------------------------------

BIOTECHNOLOGY--0.3%

                  250,000  Amgen Inc.(1)                                               14,898
                                                            ------------------------------------

BROADCASTING & MEDIA--1.6%

                1,150,000  Time Warner Inc.                                            90,275
                                                            ------------------------------------

CHEMICALS & RESINS--2.6%

                1,220,000  du Pont (E.I.) de Nemours & Co.                             88,831

                1,075,000  Monsanto Co.                                                56,841
                                                            ------------------------------------

                                                                                      145,672
                                                            ------------------------------------

COMMUNICATIONS EQUIPMENT--2.5%

                  460,900  Ascend Communications, Inc.(1)                              20,064

                1,310,400  Lucent Technologies Inc.                                    99,754

                  300,000  Tellabs, Inc.(1)                                            21,253
                                                            ------------------------------------

                                                                                      141,071
                                                            ------------------------------------

COMMUNICATIONS SERVICES--8.7%

                1,070,000  AT&T Corp.                                                  64,266

                  500,000  AirTouch Communications, Inc.(1)                            26,563

                1,350,000  Ameritech Corp.                                             57,459

                  885,000  Bell Atlantic Corp.                                         82,803

                1,490,000  BellSouth Corp.                                             95,639

                  450,000  MCI Communications Corp.                                    22,627

                1,611,800  SBC Communications Inc.                                     66,789

                1,895,000  WorldCom, Inc.(1)                                           81,070
                                                            ------------------------------------

                                                                                      497,216
                                                            ------------------------------------

COMPUTER PERIPHERALS--2.7%

                1,647,500  Cisco Systems Inc.(1)                                      120,731

                  750,000  EMC Corp. (Mass.)(1)                                        34,594
                                                            ------------------------------------

                                                                                      155,325
                                                            ------------------------------------


Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--8.7%

                1,517,200  Autodesk, Inc.                               $              71,214

                1,045,000  Automatic Data Processing, Inc.                             69,950

                  790,000  BMC Software, Inc.(1)                                       73,890

                  260,000  Computer Sciences Corp.                                     13,715

                 1,200,000  Compuware Corp.(1)                                         58,612

                  750,000  Electronic Data Systems Corp.                               32,250

                 1,552,900  Microsoft Corp.(1)                                        140,004

                  600,000  Oracle Systems Corp.(1)                                     15,543

                  380,000  PeopleSoft, Inc.(1)                                         17,658
                                                            ------------------------------------
                                                                                      492,836
                                                            ------------------------------------

COMPUTER SYSTEMS--3.4%

                  448,000  Dell Computer Corp.(1)                                      36,162

                  575,000  Gateway 2000, Inc.(1)                                       33,745

                  928,000  Hewlett-Packard Co.                                         69,890

                  480,000  International Business
                              Machines Corp.                                           55,620
                                                            ------------------------------------
                                                                                      195,417
                                                            ------------------------------------

CONSUMER PRODUCTS--4.8%

                  340,000  Avon Products, Inc.                                         27,944

                  450,000   Clorox Company                                             37,744

                  850,000  Gillette Company                                            98,122

                 1,350,000  Procter & Gamble Co. (The)                                110,952
                                                            ------------------------------------
                                                                                      274,762
                                                            ------------------------------------

DIVERSIFIED COMPANIES--10.4%

                 3,035,000  General Electric Co. (U.S.)                               258,354

                  320,000   Honeywell Inc.                                             29,800

                  586,700   Minnesota Mining &
                            Manufacturing Co.                                          55,370

                 3,332,600  Tyco International Ltd.                                   181,627

                  870,000    Unilever N.V.                                             64,924
                                                            ------------------------------------
                                                                                      590,075
                                                            ------------------------------------

ELECTRICAL &
ELECTRONIC
COMPONENTS--1.5%

                  400,000  Analog Devices, Inc.(1)                                     15,575

                  530,000      Intel Corp.                                             42,847

                  400,000  Texas Instruments Inc.                                      25,625
                                                            ------------------------------------
                                                                                       84,047
                                                            ------------------------------------

ENERGY (PRODUCTION & MARKETING)--2.3%

                  300,000  British Petroleum Co. plc ADR                               28,350

                 1,450,000  Royal Dutch Petroleum Co.                                  82,016

                  300,000      Texaco Inc.                                             18,450
                                                            ------------------------------------
                                                                                      128,816
                                                            ------------------------------------

ENERGY (SERVICES)--1.0%

                 1,080,000  Halliburton Co.                                            59,400
                                                            ------------------------------------

See Notes to Financial Statements


                                                    www.americancentury.com   9


Select's Schedule of Investments (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ IN THOUSANDS)                     Value

FINANCIAL SERVICES--5.1%

                  535,000  American Express Co.                         $              54,570

                  520,000  Associates First Capital Corp.                              38,870

                1,000,000  CIT Group Holdings, Inc. (The) Cl A                         35,437

                  690,000  Fannie Mae                                                  41,314

                  450,000  Federal Home Loan
                              Mortgage Corporation                                     20,841

                1,666,000  Travelers Group, Inc.                                      101,938
                                                            ------------------------------------
                                                                                      292,970
                                                            ------------------------------------

FOOD & BEVERAGE--6.7%

                  300,000  Anheuser-Busch Companies, Inc.                              13,744

                  450,000  Bestfoods                                                   24,694

                1,575,000  Coca-Cola Company (The)                                    119,503

                  515,000  Heinz (H.J.) Co.                                            28,068

                  841,000  Hershey Foods Corp.                                         61,603

                1,925,000  PepsiCo, Inc.                                               76,398

                  950,000  Sara Lee Corp.                                              56,584
                                                            ------------------------------------
                                                                                      380,594
                                                            ------------------------------------

FURNITURE & FURNISHINGS--0.3%

                  370,000  Newell Co.                                                  17,876
                                                            ------------------------------------

HEALTHCARE--1.5%

                  600,000  Cardinal Health, Inc.                                       57,750

                  710,000  Tenet Healthcare Corp.(1)                                   26,581
                                                            ------------------------------------
                                                                                       84,331
                                                            ------------------------------------

INSURANCE--3.7%

                  665,000  Allstate Corp.                                              64,006

                  905,000  American International Group, Inc.                         119,064

                  500,000  UNUM Corp.                                                  26,875
                                                            ------------------------------------
                                                                                      209,945
                                                            ------------------------------------

LEISURE--2.3%

                  625,000  Carnival Corp. Cl A                                         43,477

                  600,000  Disney (Walt) Co.                                           74,587

                  580,000  International Game Technology                               16,131
                                                            ------------------------------------
                                                                                      134,195
                                                            ------------------------------------

MACHINERY & EQUIPMENT--0.6%

                  550,000  Deere & Co.                                                 32,141
                                                            ------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--2.2%

                  723,000  Guidant Corp.                                               48,351

                1,450,000  Medtronic, Inc.                                             76,306
                                                            ------------------------------------
                                                                                      124,657
                                                            ------------------------------------

PAPER & FOREST PRODUCTS--0.3%

                  290,000  Weyerhaeuser Co.                                            16,711
                                                            ------------------------------------


--------------------------------------------------------------------------------
Shares                     ($ IN THOUSANDS)                     Value

PHARMACEUTICALS--6.5%

                  418,800  Abbott Laboratories                          $              30,625

                  460,000    ALZA Corp.(1)                                             22,051

                  790,000  Bristol-Myers Squibb Co.                                    83,642

                  685,000  Johnson & Johnson                                           48,892

                  980,000  Pfizer, Inc.                                               111,536

                  890,000  Schering-Plough Corp.                                       71,311
                                                            ------------------------------------
                                                                                      368,057
                                                            ------------------------------------

RESTAURANTS--0.8%

                  750,000  McDonald's Corp.                                            46,406
                                                            ------------------------------------

RETAIL (APPAREL)--0.4%

                  591,600  TJX Companies, Inc. (The)                                   26,178
                                                            ------------------------------------

RETAIL (FOOD & DRUG)--0.9%

                  666,000  Rite Aid Corp.                                              21,395

                 1,290,000  SYSCO Corp.                                                30,718
                                                            ------------------------------------
                                                                                       52,113
                                                            ------------------------------------

RETAIL (GENERAL MERCHANDISE)--3.1%

                  165,000  Dayton Hudson Corp.                                         14,407

                  400,000  Dollar General Corp.                                        15,150

                2,900,000  Wal-Mart Stores, Inc.                                      146,631
                                                            ------------------------------------
                                                                                      176,188
                                                            ------------------------------------

RETAIL (SPECIALTY)--1.0%

                  787,500  Home Depot, Inc.                                            54,830
                                                            ------------------------------------

RUBBER & PLASTICS--0.7%

                  541,700  Illinois Tool Works Inc.                                    38,190
                                                            ------------------------------------

TOTAL COMMON STOCKS--95.8%                                                          5,447,936
                                                            ------------------------------------

   (Cost $3,939,562)

See Notes to Financial Statements


10   1-800-345-2021


Select's Schedule of Investments (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Principal Amount           ($ IN THOUSANDS)                     Value

 TEMPORARY CASH INVESTMENTS(2)

    $50,000 par value FHLMC Discount Notes,
              5.44%, 5/8/98                                            $               49,948

     20,000 par value FHLMC Discount Notes,
              5.40%, 5/13/98                                                           19,964

     20,000 par value FHLMC Discount Notes,
              5.42%, 5/18/98                                                           19,949

     50,000 par value FNMA Discount Notes,
              5.40%, 5/13/98                                                           49,910

     Repurchase Agreement, State Street Boston
              Corp., (U.S. Treasury obligations), in a joint
              trading account at 5.44%, dated 4/30/98,
              due 5/1/98 (Delivery value $99,015)                                      99,000
                                                            ------------------------------------


TOTAL TEMPORARY CASH
INVESTMENTS--4.2%                                                                     238,771
                                                            ------------------------------------
   (Cost $238,770)

TOTAL INVESTMENT SECURITIES--100.0%                             $                   5,686,707
                                                            ====================================
   (Cost $4,178,332)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
(1)  Non--income producing.
(2) The rates for U.S. Government Agency discount notes represent the yield to maturity at purchase.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*    the percentage of total investments in each industry

*    a list of each investment

*    the number of shares of each stock * the market value of each investment

*    the percent and dollar breakdown of each investment category

* the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements


                                                   www.americancentury.com   11


Performance--Heritage
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                     INVESTOR CLASS            ADVISOR CLASS          INSTITUTIONAL CLASS
                    (INCEPTION 11/10/87)      (INCEPTION 7/11/97)     (INCEPTION 6/16/97)

                    HERITAGE    S&P 500        HERITAGE   S&P 500      HERITAGE   S&P 500

6 MONTHS(1)          9.50%       19.17%          9.35%      19.17%       9.63%     19.17%
1 YEAR              35.37%       47.92%           --         --           --         --
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------
3 YEARS             21.47%       28.35%           --         --            --         --
5 YEARS             16.54%       20.58%           --         --            --         --
10 YEARS            15.83%       19.41%           --         --            --         --
LIFE OF FUND        17.05%       20.89%(2)       14.11%     20.39%(3)    19.87%    32.26%(4)

(1)  Returns for periods less than one year are not annualized.

(2) Return from 11/30/87, the date nearest to the class's inception for which data are available.

(3) Return from 7/31/97, the date nearest to the class's inception for which data are available.

(4) Return from 6/30/97, the date nearest to the class's inception for which data are available.

See pages 42, 43 and 44 for information about share classes, the S&P MidCap 400 and returns.

[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

               Heritage               S & P Mid-Cap 400
4/30/88        $10,000                     $10,000
4/30/89        $12,284                     $12,286
4/30/90        $13,394                     $13,429
4/30/91        $15,142                     $16,819
4/30/92        $17,468                     $20,190
4/30/93        $20,232                     $23,117
4/30/94        $22,890                     $25,385
4/30/95        $24,241                     $27,870
4/30/96        $30,311                     $36,179
4/30/97        $32,132                     $39,844
4/30/98        $43,494                     $58,937

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows year-by-year performance. The S&P MidCap 400 Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Heritage's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P MidCap 400 do not


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (YEARS ENDING APRIL 30)

               Heritage               S & P Mid-Cap 400
4/30/89         22.84                      15.11
4/30/90          9.04                       3.84
4/30/91         13.05                      16.85
4/30/92         15.36                      15.77
4/30/93         15.82                       6.89
4/30/94         13.14                      14.38
4/30/95          5.90                      11.69
4/30/96         25.04                      39.19
4/30/97          6.01                      -6.98
4/30/98         35.37                      39.27


12   1-800-345-2021


Heritage--Q&A
--------------------------------------------------------------------------------

     An interview with Harold Bradley and Linda Peterson, portfolio managers on the Heritage investment team.

HOW DID HERITAGE PERFORM DURING THE FIRST HALF OF ITS FISCAL YEAR?

     Heritage posted a 9.50% return for the six months ended April 30, 1998.* The S&P MidCap 400 Index gained 19.17% in the same timeframe.

     We wish to stress that we use the S&P MidCap 400 only to relate investment performance to a publicly available index. It is not a factor in how we manage the portfolio. This index serves as a proxy for the performance of mid-cap stocks in general. We use a time-tested, bottom-up approach and rely on our proprietary acceleration models and a rigorous stock screening process in choosing securities. We believe this disciplined approach leads us to fast-growing, small- and mid-cap companies with substantial potential for appreciation.

WHAT EXPLAINS HERITAGE'S PERFORMANCE RELATIVE TO THE S&P MIDCAP 400?

     Heritage's six-month return trailed the S&P MidCap 400 Index primarily because the portfolio was heavily weighted in technology. Although some technology stocks were among Heritage's top performers for the period, concerns about fallout from the Asian economic crisis in late 1997 drove down the technology sector. Several companies in which the fund was heavily invested were severely punished. Heritage was also underweighted compared to the index in financial services, where stocks as a group performed strongly in the first six months.

     It's important to note that the greatest single contributor to the S&P MidCap 400's return during the six months was America Online, which basically doubled in value and contributed nearly 1% to the index's return. Although AOL was widely held in a number of American Century's growth portfolios, we are unable to include it in Heritage's portfolio because its average weighted market capitalization ($17 billion) places it outside the fund's mid-cap investment parameters. In seeking to meet its long-term growth objective, Heritage invests in the shares of small companies (those with a market capitalization of less than $1 billion) and mid-sized companies (companies with a market capitalization of between $1 billion and $5 billion).

WHICH HOLDINGS ADDED MOST TO RETURNS DURING THE SIX MONTHS?

     As we mentioned, technology contributed positively to returns, despite the technology sell-off in late 1997 when Asian markets collapsed. Rather than sell the fund's technology position entirely, we selectively eliminated those we thought were vulnerable to developments in that region of the world. This strategy was rewarded in the first quarter of 1998, when many technology issues rebounded.

     Autodesk is one of the fund's technology holdings that weathered the Asian storm. Autodesk's recent growth has been driven primarily by the introduction of its new version of Autocad (electronic drafting) software in the United States. Because the company has sales in Southeast Asia, Autodesk's share price dropped nearly 35% during October. However, fundamentals remained sound, and the company continued to demonstrate good earnings, so we held our position. Autodesk


[right margin]

PORTFOLIO AT A GLANCE
                                                 4/30/98          10/31/97
NO. OF COMPANIES                                  97                93
MEDIAN P/E RATIO                                 23.1              22.5
MEDIAN MARKET                                    $1.87             $893
   CAPITALIZATION                               BILLION           MILLION
PORTFOLIO TURNOVER                              60%(1)            69%(2)
EXPENSE RATIO (INVESTOR CLASS)                 1.00%(3)            1.00%


WE USE A BOTTOM-UP APPROACH, AND RELY ON OUR PROPRIETARY ACCELERATION MODELS AND A RIGOROUS STOCK-SCREENING PROCESS IN CHOOSING SECURITIES.


(1)  Six months ended 4/30/98.
(2)  Year ended 10/31/97.
(3)  Annualized.

Investment terms are defined in the Glossary on page 44.

*All fund returns referenced in this interview are for Investor Class shares.


                                                   www.americancentury.com   13


Heritage--Q&A (continued)
--------------------------------------------------------------------------------

snapped back in early 1998, reversing its previous loss and increasing 52% in the first quarter alone, making it one of Heritage's best performers.

     Other technology companies that contributed to performance include FileNet, which develops and markets information management software, and Cap Gemini, a Netherlands-based software and computer services company. FileNet's earnings suffered for several quarters but then began to improve following the company's introduction of a new product line. Our methodology alerted us to these positive changes, and we bought the stock well before the market in general realized its potential for gain. We were rewarded later when FileNet began to report progressively stronger earnings and revenue results. Cap Gemini's recent growth has been driven largely through increased demand for its software products, which help companies address Year 2000 programming problems. We feel confident that Cap Gemini's growth will be solid going forward, given the instrumental role its software is playing in the changeover to a common currency in Europe.

     Outside the technology sector, Heritage benefited substantially from continued merger and acquisition activity in the banking and financial services industries. One of the top contributors during the period, financial services provider Ahmanson & Company, was also among Heritage's largest holdings. Ahmanson's stock appreciated nicely in March when Washington Mutual, another large financial holding, announced plans to acquire the company.

WHICH STOCKS NEGATIVELY AFFECTED HERITAGE'S PERFORMANCE?

     BMC and Apogee, two strong contributors in the past, were surprising disappointments. In both cases, the companies were sharply discounted following poor earnings announcements and have been eliminated from the portfolio. BMC is a leading manufacturer of aperture masks -- metal screens used in televisions and computer terminals. A consistent grower, BMC has enjoyed increasing demand for its product. Demand has been driven by robust television sales and the increasing popularity of big-screen TVs. BMC was adding new production lines to meet increasing orders but ran into start-up problems in the fourth quarter, which ultimately dampened earnings. The already-nervous market reacted swiftly to the earnings announcement and BMC's stock fell 35% in one day.

     Apogee suffered similarly. This company manufactures coated glass for the commercial construction and automotive industries. The company stumbled in the fourth quarter when it was forced to write off several unprofitable foreign projects, and its automotive glass-replacement business softened. Both problems resulted in poor fourth-quarter earnings and Apogee's stock dropped 40% overnight.

WHAT CHANGES HAVE YOU MADE TO THE  PORTFOLIO SINCE THE ANNUAL REPORT?

     We  reduced  the  concentrated   weighting  in  technology   companies  and
redistributed assets to areas where we saw acceleration, such as energy, financial


[left margin]
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
                                                   AS OF  AS OF
                                            4/30/98            10/31/97

FILENET CORP.                                2.8%                 --
MYLAN LABORATORIES INC.                      2.6%                1.5%
REYNOLDS & REYNOLDS CO.                      2.1%                1.3%
NETWORK ASSOCIATES INC.                      2.0%                 --
HBO & CO.                                    2.0%                2.0%
ATMEL CORP.                                  2.0%                 --
TOSCO CORP.                                  1.8%                2.6%
REYNOLDS METALS CO.                          1.8%                 --
GETRONICS N.V. ORD                           1.5%                1.1%
INTERFACE, INC.                              1.5%                1.0%


TOP FIVE INDUSTRIES
                                               % OF FUND INVESTMENTS
                                                    AS OF  AS OF
                                            4/30/98             10/31/97
COMPUTER SOFTWARE & SERVICES                 15.6%              16.7%
BUSINESS SERVICES & SUPPLIES                  6.9%               4.5%
ENERGY (PRODUCTION & MARKETING)               6.2%              10.8%
PHARMACEUTICALS                               5.1%               3.9%
METALS & MINING                               4.7%               1.9%


14   1-800-345-2021


Heritage--Q&A (continued)
--------------------------------------------------------------------------------

services and pharmaceuticals. We began building the position in oil services companies after prices weakened in late 1997. These stocks were attractively priced following the sell-off in the fourth quarter, and our acceleration models indicated that many oil services companies were continuing to grow at even faster rates than when their prices were much higher. We increased pharmaceutical holdings because we have seen acceleration in the generic drug industry, which is benefiting from improved pricing and a more favorable product approval environment. We also increased holdings in the financial services industry.

CAN YOU TELL US ABOUT  CHANGES  TO  HERITAGE'S  MANAGEMENT  TEAM  DURING THE SIX
MONTHS?

     Portfolio Manager Nancy Prial left American Century in March to pursue other opportunities, and we were named co-managers of the fund. Linda has been an investment analyst on the Heritage team for more than four years. Harold is a member of American Century's investment oversight committee and has been with the company 10 years. Investment analyst Michael Orndorff remains on the management team, and another analyst will be joining us in July.

WHAT IS YOUR STRATEGY AND OUTLOOK FOR HERITAGE GOING FORWARD?

     We are optimistic that Heritage's performance will benefit from the new and more advanced portfolio construction models we recently adopted. These models help us identify companies that meet our accelerating earnings and revenue growth criteria across industries, so that we can pick the best companies using a more diversified, strategic approach. For the four months ended April 30, 1998, Heritage's 12.96% return compares favorably with the S&P MidCap 400's 13.04% gain.


[right margin]

[pie charts]
TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF APRIL 30, 1998
Convertible Bonds                    0.5%
Cash                                 6.9%
Foreign Common Stocks                8.0%
U.S. Commom Stocks                  84.6%


AS OF OCTOBER 31, 1997
Preferred Stock                      0.8%
Foreign Common Stocks                1.8%
Convertible Bonds                    1.9%
Cash                                 2.3%
U.S. Commom Stocks                  93.2%


WE ARE OPTIMISTIC THAT HERITAGE'S PERFORMANCE WILL BENEFIT FROM THE NEW AND MORE ADVANCED PORTFOLIO CONSTRUCTION MODELS WE RECENTLY ADOPTED. THESE MODELS HELP US IDENTIFY COMPANIES THAT MEET OUR ACCELERATING EARNINGS AND REVENUE GROWTH CRITERIA ACROSS INDUSTRIES.


                                                   www.americancentury.com   15


Heritage's Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ IN THOUSANDS)                     Value

 COMMON STOCKS

AEROSPACE & DEFENSE--4.3%
                  622,500  AAR CORP.                                    $              16,302

                  795,000  Bombardier Inc. Cl B ORD                                    21,456

                  680,000  EG&G, Inc.                                                  20,485

                   86,800  Thiokol Corp.                                                4,676
                                                            ------------------------------------
                                                                                       62,919
                                                            ------------------------------------

AGRICULTURE--0.9%

                  180,000  DEKALB Genetics Corp.                                       12,274
                                                            ------------------------------------

AUTOMOBILES & AUTO PARTS--0.6%

                  230,000  Hayes Lemmerz International Inc.(1)                          8,841
                                                            ------------------------------------

BANKING--3.6%

                  250,000  Ahmanson (H.F.) & Co.                                       19,062

                1,309,000  Christiania Bank Og
                              Kreditkasse ORD                                           6,018

                    6,000  Generale de Banque SA ORD                                    3,462

                  820,000  Merita OY Ltd. Cl A ORD                                      5,492

                  500,000  North Fork Bancorporation, Inc.                             18,563
                                                            ------------------------------------
                                                                                       52,597
                                                            ------------------------------------

BUILDING & HOME IMPROVEMENTS--3.6%

                  716,900  CRH plc ORD                                                 10,191

                  509,100  Interface, Inc.                                             21,541

                  495,100  Owens Corning                                               20,578
                                                            ------------------------------------
                                                                                       52,310
                                                            ------------------------------------

BUSINESS SERVICES & SUPPLIES--6.9%

                  100,000  AccuStaff, Inc.(1)                                           3,588

                  500,000  LECG, Inc.(1)                                                8,500

                  484,200  National Computer Systems, Inc.                             12,135

                1,300,000  Reynolds & Reynolds Co.                                     29,900

                  575,000  Romac International, Inc.(1)                                15,309

                  443,000  True North Communications Inc.                              13,512

                  450,000  Valassis Communications, Inc.(1)                            17,662
                                                            ------------------------------------
                                                                                      100,606
                                                            ------------------------------------

COMMUNICATIONS EQUIPMENT--3.4%

                  310,000  Ascend Communications, Inc.(1)                              13,495

                  300,000  Nokia Corp. Cl A ADR                                        20,063

                  510,000  Premisys Communications, Inc.(1)                            14,917
                                                            ------------------------------------
                                                                                       48,475
                                                            ------------------------------------

COMMUNICATIONS SERVICES--0.8%

                  305,000  IDT Corp.(1)                                                 9,369

                   35,000  Pacific Gateway Exchange, Inc.(1)                            1,997
                                                            ------------------------------------
                                                                                       11,366
                                                            ------------------------------------

COMPUTER PERIPHERALS--3.5%

                  350,000  C-Cube Microsystems Inc.(1)                                  8,454
                  310,000  SCI Systems, Inc.(1)                                        12,768
                                                            ------------------------------------


Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------

                  383,900  Telxon Corp.                                 $              12,513

                  630,000  Xeikon N.V. ADR(1)                                          16,715
                                                            ------------------------------------
                                                                                       50,450
                                                            ------------------------------------

COMPUTER SOFTWARE & SERVICES--15.5%

                  480,000  Analysts International Corp.                                13,740

                  380,000  Autodesk, Inc.                                              17,836

                  275,000  Cap Gemini N.V. ORD                                         18,095

                  300,000  Cerner Corp.(1)                                              8,934

                  410,000  Comdisco, Inc.                                              18,143

                  750,000  FileNet Corp.(1)                                            40,828

                  495,000  Getronics N.V. ORD                                          21,893

                  490,000  HBO & Co.                                                   29,293

                  400,000  Henry (Jack) & Associates, Inc.                             13,700

                  325,000  Midway Games Inc.(1)                                         6,013

                  430,000  Network Associates Inc.(1)                                  29,482

                  618,200  Objective Systems
                              Integrators, Inc.(1)                                      7,032
                                                            ------------------------------------
                                                                                      224,989
                                                            ------------------------------------

CONSTRUCTION &
PROPERTY
DEVELOPMENT--1.1%

                  94,000  Heijmans N.V. ORD                                             2,767

                  138,000   Lafarge SA ORD                                             13,025
                                                            ------------------------------------
                                                                                       15,792
                                                            ------------------------------------

CONTROL & MEASUREMENT--1.0%

                  340,000  Tektronix, Inc.                                             14,620
                                                            ------------------------------------

DIVERSIFIED COMPANIES--1.0%

                  355,000  Developers Diversified Realty Corp.                         14,089
                                                            ------------------------------------

ELECTRICAL &
ELECTRONIC
COMPONENTS--3.4%

                 1,418,000  Atmel Corp.(1)                                             28,582

                  306,500  Kuhlman Corp.                                               15,018

                  535,000  Nimbus CD International, Inc.(1)                             5,668
                                                            ------------------------------------
                                                                                       49,268
                                                            ------------------------------------

ENERGY (PRODUCTION & MARKETING)--6.2%

                  133,000  Camco International, Inc.                                     9,027

                  676,000  Lomak Petroleum, Inc.                                         9,337

                  175,000      ONEOK, Inc.                                               7,088

                  300,000     Pennzoil Co.                                              19,219

                  465,000  Sun Company, Inc.                                            18,803

                  745,000      Tosco Corp.                                              26,541
                                                             ------------------------------------
                                                                                        90,015
                                                             ------------------------------------

ENERGY (SERVICES)--2.2%

                  260,000  Atwood Oceanics, Inc.(1)                                    14,219

                  745,000  Pride International Inc.(1)                                 18,113
                                                            ------------------------------------
                                                                                       32,332
                                                            ------------------------------------

FINANCIAL SERVICES--2.8%

                  507,000  Affiliated Managers Group Inc.(1)                           18,822

                  100,000  Countrywide Credit Industries, Inc.                          4,838

                  280,200  Heller Financial, Inc.(1)                                    7,565

See Notes to Financial Statements


16   1-800-345-2021


Heritage's Schedule of Investments (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)


Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------

                    1,902  Julius Baer Holding AG ORD                   $               5,248

                   59,000  Natexis ORD                                                  4,263
                                                            ------------------------------------
                                                                                       40,736
                                                            ------------------------------------

FOOD & BEVERAGE--2.4%

                  120,000  Canandaigua Brands, Inc. Cl A(1)                             6,263

                  200,000  Earthgrains Company                                          9,350

                  360,000  International Multifoods Corp.                              10,462

                  290,000  Keebler Foods Co.(1)                                         8,265
                                                            ------------------------------------
                                                                                       34,340
                                                            ------------------------------------

HEALTHCARE--0.1%

                   61,100  Total Renal Care Holdings, Inc.(1)                           2,024
                                                            ------------------------------------

INDUSTRIAL--1.2%

                  700,000  Liberty Property Trust                                      17,894
                                                            ------------------------------------

INSURANCE--1.6%

                   35,600  Axa Colonia Konzern AG ORD                                   4,561

                  395,900  ReliaStar Financial Corp.                                   18,063
                                                            ------------------------------------
                                                                                       22,624
                                                            ------------------------------------

MACHINERY & EQUIPMENT--3.1%

                  455,200  DT Industries, Inc.                                         15,164

                  600,000  General Scanning Inc.(1)                                    13,743

                  310,000  Kennametal Inc.                                             16,527
                                                            ------------------------------------
                                                                                       45,434
                                                            ------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--1.3%

                  337,200  AmeriSource Health Corp.(1)                                 18,377
                                                            ------------------------------------

METALS & MINING--4.7%

                  400,000  General Cable Corp.                                         18,125

                  270,000  Getchell Gold Corp.(1)                                       6,649

                  538,000  Newmont Mining Corp.                                        17,317

                  385,000  Reynolds Metals Co.                                         25,410
                                                            ------------------------------------
                                                                                       67,501
                                                            ------------------------------------

PAPER & FOREST PRODUCTS--3.8%

                  370,000  Boise Cascade Corp.                                         13,898

                  375,000  Bowater Inc.                                                20,976

                  245,000  Champion International Corp.                                13,184

                  100,000  Georgia-Pacific Corp.                                        7,719
                                                            ------------------------------------
                                                                                       55,777
                                                            ------------------------------------

PERSONAL SERVICES--2.2%

                  285,000  Block (H & R), Inc.                                         12,825

                  675,000  Loewen Group Inc.                                           19,153
                                                            ------------------------------------
                                                                                       31,978
                                                            ------------------------------------

PHARMACEUTICALS--5.1%

                  343,283  ALPHARMA INC.                                                7,810

                1,365,000  Mylan Laboratories Inc.                                     37,025

                  500,000  Omnicare, Inc.                                              17,125

                  275,000  Teva Pharmaceutical
                              Industries Ltd. ADR                                      11,722
                                                            ------------------------------------
                                                                                       73,682
                                                            ------------------------------------


Shares/Principal Amount                    ($ IN THOUSANDS)                              Value
-----------------------------------------------------------------------------------------------

REAL ESTATE--0.6%

                  417,000  Security Capital Pacific Trust               $               9,331
                                                            ------------------------------------

RESTAURANTS--0.1%

                  48,000  Bob Evans Farms, Inc.                                           972
                                                            ------------------------------------

RETAIL (SPECIALTY)--0.7%

                  1,025,000  Food Lion, Inc. Cl A                                      10,410
                                                            ------------------------------------

RUBBER & PLASTICS--0.6%

                  100,000  Armstrong World Industries, Inc.                             8,575
                                                            ------------------------------------

TEXTILES & APPAREL--1.2%

                  453,400  Fruit of the Loom, Inc.(1)                                  16,946
                                                            ------------------------------------

TRANSPORTATION--2.1%

                  410,000  Budget Group Inc.(1)                                        13,735

                  410,000  Expeditors International of
                              Washington, Inc.                                         17,323
                                                            ------------------------------------
                                                                                       31,058
                                                            ------------------------------------

UTILITIES--1.0%

                  150,000         GPU Inc.                                              5,944

                  300,000      SCANA Corp.                                              8,962
                                                            ------------------------------------
                                                                                       14,906
                                                            ------------------------------------

TOTAL COMMON STOCKS--92.6%                                                           1,343,508
                                                            ------------------------------------
   (Cost $1,072,206)

 CONVERTIBLE BONDS

COMPUTER PERIPHERALS--0.5%

 $7,000 C-Cube Microsystems Inc.,
     5.875%, 11/1/05                                                                    6,851
                                                            ------------------------------------
   (Cost $8,743)

 TEMPORARY CASH INVESTMENTS(2)

 25,000 par value FHLMC Discount Notes,
     5.44%, 5/15/98                                                                    24,948

 Repurchase Agreement, Goldman Sachs &
       Co., Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.48%, dated 4/30/98,
       due 5/1/98 (Delivery value $46,707)                                             46,700

 Repurchase Agreement, BA Security Services,
       Inc., (U.S. Treasury obligations), in a joint
       trading account at 5.48%, dated 4/30/98,
       due 5/1/98 (Delivery value $28,904)                                             28,900

TOTAL TEMPORARY CASH INVESTMENTS--6.9%                                                100,548
                                                            ------------------------------------
   (Cost $100,547)

TOTAL INVESTMENT SECURITIES--100.0%                                                $1,450,907
                                                            ====================================
   (Cost $1,181,496)

See Notes to Financial Statements


                                                   www.americancentury.com   17


Heritage's Schedule of Investments (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                 ($ IN THOUSANDS)
           Contracts               Settlement                                                   Unrealized
            to Sell                   Date                            Value                      Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------
       325,028,419  BEF              5/29/98                       $  8,774                     $    35
         3,880,521  CHF              5/29/98                          2,594                          30
         2,735,729  DEM              5/29/98                          1,526                           4
        65,798,850  FIM              5/29/98                         12,092                          31
        45,234,920  FRF              5/29/98                          7,528                          20
         2,517,971  GBP              5/29/98                          4,204                         (7)
        43,386,042  NLG              5/29/98                         21,496                       (317)
        22,253,548  NOK              5/29/98                          2,986                           6
                                                      ------------------------------------------------------------------
                                                                    $61,200                       $(198)
                                                      ==================================================================

(Value on Settlement Date $61,002)


 FUTURES CONTRACTS
                                                 ($ IN THOUSANDS)
                                   Expiration                   Underlying Face                   Unrealized
           Purchased                 Date                       Amount at Value                      Gain
------------------------------------------------------------------------------------------------------------------------
          150 S&P 500                 June
            Futures                   1998                          $41,992                        $1,157
                                                      ==================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
BEF = Belgian Franc
CHF = Swiss Franc
DEM = German Mark
FHLMC = Federal Home Loan Mortgage Corporation FIM = Finnish Markka FRF = French Franc GBP = British Pound NLG = Netherlands Guilder NOK = Norwegian Krona ORD = Foreign Ordinary Share
(1) Non-income producing.
(2) The rates for U.S. Government Agency discount notes represent the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*    the percentage of total investments in each industry

*    a list of each investment

*    the number of shares of each stock * the market value of each investment

*    the percent and dollar breakdown of each investment category

* the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements


18   1-800-345-2021


Performance--Growth
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998

                     INVESTOR CLASS            ADVISOR CLASS          INSTITUTIONAL CLASS
                    (INCEPTION 6/30/71)(1)     (INCEPTION 6/4/97)     (INCEPTION 6/16/97)

                    GROWTH     S&P 500         GROWTH    S&P 500      GROWTH      S&P 500

6 MONTHS(2)         18.82%      23.07%         18.69%     23.07%      18.94%       23.07%
1 YEAR              44.50%      42.09%           --         --          --          --
------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
------------------------------------------------------------------------------------------------------------------------
3 YEARS             23.90%      31.98%           --         --           --          --
5 YEARS             18.26%      23.35%           --         --           --          --
10 YEARS            17.06%      19.39%           --         --           --          --
LIFE OF FUND        18.88%       N/A(3)        35.65%     27.43%(4)    28.78%      27.43%(4)

(1)  Although  the  fund's  actual  inception  date  was  10/31/58,   this  date
     corresponds with the management company's implementation of its current investment philosophy and practices.

(2)  Returns for periods less than one year are not annualized.

(3)  Benchmark began 1/1/79.

(4) Return from 6/30/97, the date nearest the class's inception for which data are available.

See pages 42, 43 and 44 for information about share classes, the Russell 1000 Growth Index and returns.


[mountain chart - data below]

GROWTH OF $10,000 OVER 10 YEARS

               Growth               Russell 1000 Growth
4/30/88        $10,000                    $10,000
4/30/89        $12,183                    $12,218
4/30/90        $14,009                    $13,921
4/30/91        $17,635                    $17,150
4/30/92        $21,178                    $19,746
4/30/93        $20,890                    $20,615
4/30/94        $23,823                    $21,402
4/30/95        $25,378                    $25,601
4/30/96        $29,517                    $33,937
4/30/97        $33,443                    $41,424
4/30/98        $48,325                    $58,859

The charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see Total Returns table above). The chart at left shows the growth of a $10,000 investment over 10 years, while the chart below shows year-by-year performance. The Russell 1000 Growth Index is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 1000 Growth do not.


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

               Growth               Russell 1000 Growth
4/30/89        21.83                       22.18
4/30/90        14.99                       13.94
4/30/91        25.88                       23.19
4/30/92        20.09                       15.14
4/30/93        -1.36                        4.40
4/30/94        14.04                        3.82
4/30/95         6.53                       19.62
4/30/96        16.31                       32.56
4/30/97        13.30                       22.06
4/30/98        44.50                       42.09


                                                   www.americancentury.com   19


Growth--Q&A
--------------------------------------------------------------------------------

     An interview with C. Kim Goodwin and Greg Woodhams, portfolio managers on the Growth investment team.

HOW DID GROWTH PERFORM DURING THE FIRST SIX MONTHS OF ITS FISCAL YEAR?

     Growth posted an 18.82% return for the six months ended April 30, 1998.* During that period, the fund's benchmark was changed from the S&P 500 to the Russell 1000 Growth Index. Growth's performance slightly lagged that of the Russell 1000 Growth Index, which posted a 23.07% gain. The S&P 500 gained 22.47%. However, for the one-year period ending April 30, 1998, Growth returned 44.50%, outpacing the Russell 1000's 42.09% gain and the S&P 500's 41.01% return.

WHY WAS GROWTH'S BENCHMARK CHANGED FROM THE S&P 500 TO THE RUSSELL 1000 GROWTH INDEX?

     To serve as a meaningful standard for comparative performance, a benchmark should resemble a fund's holdings as closely as possible. The Russell 1000 Growth Index and the S&P 500 are both considered proxies for the performance of large-cap stocks. However, in our opinion, the Russell 1000 Index is "growthier" and therefore more representative of Growth's portfolio. Stocks of companies represented by the Russell 1000 Growth Index tend to have higher forecasted growth rates and higher price-to-book ratios than those represented in the S&P
500. (Price-to-book ratio is calculated by dividing a company's stock price by its book value per share.) In addition, a disproportionate percentage of the S&P 500 is allocated to larger companies, which can skew its performance.

WILL YOU EXPLAIN GROWTH'S PERFORMANCE RELATIVE TO ITS NEW BENCHMARK?

     The most telling factor is that several stocks that contributed the most to Growth's performance in the previous six months, between April 30, 1997, and October 31, 1997, were among the biggest underperformers in the most recent period. A primary example is Newbridge Networks. This company manufactures and markets products for local- and wide-area network applications. We bought Newbridge at about $16 per share in April 1995, and it was a tremendous contributor until the fourth quarter of 1997, when it suffered a significant slowdown in its core business. These troubles were compounded by the firm's ill-fated acquisition of UB Networks, another manufacturer of networking products, in January 1997. Due to competitive pressures, the company was neither able to successfully digest this acquisition or to profitably dispose of it. The company subsequently announced poor fourth-quarter earnings, and the stock was punished accordingly. Although we had greatly reduced holdings when Newbridge's share prices were in the $50 to $60 range, well above our acquisition cost, the company's lackluster fourth quarter made this stock one of Growth's worst performers.

     Growth's performance also was negatively affected by its heavy weighting in technology stocks, which were both the fund's and the market's worst performers during the fourth quarter of 1997 due to concerns about Southeast Asia. Holdings that were problematic included Intel, Texas Instruments, Compaq and Microchip Technology. Although we sold those technology holdings we believed to be the riskiest,

[left margin]

PORTFOLIO AT A GLANCE
                                                 4/30/98          10/31/97
NO. OF COMPANIES                                  57                65
MEDIAN P/E RATIO                                 33.1              25.7
MEDIAN MARKET                                    $27.2            $25.7
   CAPITALIZATION                               BILLION           BILLION
PORTFOLIO TURNOVER                              71%(1)            75%(2)
EXPENSE RATIO
   (FOR INVESTOR CLASS)                        1.00%(3)            1.00%


THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 ARE BOTH CONSIDERED PROXIES FOR THE PERFORMANCE OF LARGE-CAP STOCKS. HOWEVER, IN OUR OPINION, THE RUSSELL 1000 INDEX IS "GROWTHIER" AND THEREFORE MORE REPRESENTATIVE OF GROWTH'S PORTFOLIO.


(1)  Six months ended 4/30/98.
(2)  Year ended 10/31/97.
(3)  Annualized.


Investment terms are defined in the Glossary on page 44.


*All fund returns referenced in this interview are for Investor Class shares.


20   1-800-345-2021


Growth--Q&A (continued)
--------------------------------------------------------------------------------

Growth maintains a small weighting in companies that continue to demonstrate strong earnings acceleration.

WHICH STOCKS ADDED MOST TO RETURNS  DURING THE SIX MONTHS?

     Growth's top-performing stock was Tyco International Ltd., which has been and at the time of this report continues to be among the portfolio's largest holdings at 3.7%. Tyco is a well-managed, diversified company with successful businesses in four segments (fire and safety protection systems, flow control equipment, electrical and electronics components, and disposable products). Tyco's long-running success has been driven by its proven ability to both effectively operate its businesses and also acquire companies that fit well into its existing structure. The company recently integrated four large acquisitions, which boosted operating margins and drove triple-digit gains in sales and earnings growth. We met with Tyco's senior management in February and were impressed with the company's seamless integration of its recent acquisitions and its plans for additional acquisitions in 1998. We are optimistic that Tyco will continue to grow rapidly.

     Growth's substantial stake in pharmaceutical stocks also helped boost performance. Pharmaceutical companies in general have benefited from healthy industry fundamentals, favorable demographics as the population ages, and limited exposure to Southeast Asia. Growth held a relatively large position in drug manufacturer Eli Lilly, but we began selling it down in late 1997 when our acceleration models indicated its earnings growth was slowing. At the same time, our search for earnings growth led us to Pfizer, a major producer of pharmaceuticals and hospital and consumer products. Pfizer fit our profile in many respects: It has a number of new drugs on the market, an excellent product pipeline and little exposure to generic competition. Pfizer was particularly additive to Growth's performance in early 1998 following its introduction of the much-touted drug Viagra, a new treatment for impotency. Another helpful pharmaceutical holding was Bristol-Myers Squibb, with its expanding, high-margin business in the United States.

     Other top-performing stocks were in the financial services industry, which continued to benefit from the benign interest rate environment and ongoing consolidation within the industry. Growth's substantial stake in financial services companies and property & casualty insurance companies included Allstate Insurance and Travelers' Group. A share buy-back program and a new, more efficient claims processing system continued to lift profits for Allstate, which also was among Growth's top performers in the preceding period. We built a substantial position in Travelers throughout the fourth quarter of 1997. The stock's share price later jumped on news that Citicorp would acquire the company.

WHICH STOCKS WERE DISAPPOINTING?

     In addition to Newbridge, the portfolio's worst-performing stocks were, almost without exception, technology issues that were devalued in the market's sell-off in the fourth quarter of 1997.

     Outside the technology sector, the worst-performing stock was Avon Products. However, a deceleration in earnings led us to sell Avon early in its decline, a move that coincided with our decision to buy another consumer products company, Gillette, which met our acceleration criteria. Our timing was very good. When we purchased Gillette, a number of its businesses were thought to be underperforming. However, we were impressed with the company's


[right margin]

TOP TEN HOLDINGS
                                               % OF FUND INVESTMENTS
                                            AS OF               AS OF
                                            4/30/98            10/31/97
GENERAL ELECTRIC CO. (U.S.)                  4.2%                1.8%
PFIZER, INC.                                 3.9%                 --
TYCO INTERNATIONAL LTD.                      3.8%                3.1%
BRISTOL-MYERS SQUIBB CO.                     3.7%                2.8%
PROCTER & GAMBLE CO.                         3.4%                1.3%
GILLETTE COMPANY                             3.3%                1.5%
WORLDCOM, INC.                               3.1%                3.3%
MICROSOFT CORP.                              2.8%                1.0%
COMPUWARE CORP.                              2.7%                4.3%
ALLSTATE CORP.                               2.7%                3.5%


TOP FIVE INDUSTRIES
                                                % OF FUND INVESTMENTS
                                             AS OF              AS OF
                                            4/30/98            10/31/97
PHARMACEUTICALS                             11.4%                8.5%
COMPUTER SOFTWARE & SERVICES                 8.6%                9.1%
DIVERSIFIED COMPANIES                        7.9%                4.9%
FOOD & BEVERAGE                              7.2%                 --
COMMUNICATIONS SERVICES                      6.8%                8.4%


                                                   www.americancentury.com   21


Growth--Q&A (continued)
--------------------------------------------------------------------------------

proven ability to respond to and fix operating problems. We were in close contact with Gillette's top management and knew its faltering businesses were recovering and that significant new product launches were imminent. The stock has performed well, and we are confident Gillette will continue to prosper.

WHAT SIGNIFICANT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE THE ANNUAL REPORT?

     Our greatest shift has been in the food and beverage sector. Although Growth didn't own any food and beverage stocks at the beginning of the period, we were drawn to several names, including Hershey, Coca-Cola, Best Foods and Pepsico, whose earnings were accelerating due to pending new product launches or anticipated acquisitions. We also built a significant position (4.3% of investments at April 30) in broadcasting companies. Although we are not seeing much earnings acceleration in these names, we are seeing good cash flow. Portfolio additions include Clear Channel Communications, Chancellor Media and CBS Corp. Clear Channel owns or programs radio and television stations in 36 markets and also owns Heftel Broadcasting, the largest Spanish-language broadcaster in the United States. Through its pending acquisition of Universal Outdoor Holdings, Clear Channel is building a formidable presence in the outdoor advertising market, giving it entry into new geographic markets and access to additional sources of advertising revenue. A flurry of acquisitions by CBS (previously Westinghouse Electric Corp.) has driven this company's growth, which should continue to improve through rising viewership and a pending $1 billion share repurchase program.

     We also are pleased to report that several efforts we've made to enhance Growth's performance are working. One initiative was to increase our concentration in the fund's top holdings. Two years ago, the top 10 holdings accounted for roughly 21% of fund investments; at the end of 1997, that number was up to 33%. It's also been our goal to focus primarily on the large-cap universe of the domestic equity market. As a result of this effort, Growth's median market capitalization has more than doubled since the end of 1996.

WERE THERE ANY CHANGES TO GROWTH'S MANAGEMENT TEAM?

     Yes. John Sykora, who has been a member of Growth's investment team since 1995, accepted another assignment within American Century in December. The current team, which is dedicated entirely to managing the Growth fund, came together in January 1998. Members include Portfolio Manager Greg Woodhams, who joined American Century in 1997, and Analyst Ken Crawford, who has been with the company since 1995. We added another analyst, Kenneth Smith, in May. Together, we share a combined 23 years of investment experience. We think the team's size and depth of experience are important because Growth is a very research-intensive fund. It differentiates itself from other growth-oriented funds in that its holdings are quite concentrated, meaning that if we are confident about a particular stock, we often will take a large position in it. For that reason, it's critical that we do our homework well. We are confident that we have the resources and the infrastructure to help us do that effectively.


[left margin]

[pie charts]
TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1998
Foreign Common Stocks               1.0%
Preferred Stock                     1.3%
Cash                                3.7%
U.S. Common Stocks                 94.0%


AS OF OCTOBER 31, 1997
Preferred Stock                     0.3%
Cash                                1.7%
Foreign Common Stocks               2.1%
U.S. Common Stocks                 95.9%


GROWTH'S HOLDINGS ARE QUITE CONCENTRATED, MEANING THAT IF WE ARE CONFIDENT ABOUT A PARTICULAR STOCK, WE OFTEN WILL TAKE A LARGE POSITION IN IT.


22   1-800-345-2021


Growth's Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
 COMMON STOCKS

AEROSPACE & DEFENSE--0.7%

                  794,000  Boeing Co.                                   $              39,750
                                                            ------------------------------------

AGRICULTURE--1.7%

                2,727,000  Pioneer Hi-Bred International, Inc.                        102,944
                                                            ------------------------------------

BANKING--3.9%

                1,941,956  Banc One Corp.                                             114,211

                  413,000  Mellon Bank Corp.                                           29,736

                2,337,000  Norwest Corp.                                               92,750
                                                            ------------------------------------
                                                                                      236,697
                                                            ------------------------------------

BROADCASTING & MEDIA--4.3%

                2,700,000  CBS Corporation                                             96,188

                1,332,300  Chancellor Media Corp.(1)                                   63,159

                1,017,100  Clear Channel
                              Communications, Inc.(1)                                  95,862
                                                            ------------------------------------
                                                                                      255,209
                                                            ------------------------------------

BUSINESS SERVICES & SUPPLIES--1.8%

                1,940,000  Ceridian Corp.(1)                                          109,731
                                                            ------------------------------------

COMMUNICATIONS EQUIPMENT--2.8%

                1,386,000  Lucent Technologies Inc.                                   105,509

                  839,000  Tellabs, Inc.(1)                                            59,438
                                                            ------------------------------------
                                                                                      164,947
                                                            ------------------------------------

COMMUNICATIONS SERVICES--6.8%

                2,704,000  AirTouch Communications, Inc.(1)                           143,650

                1,840,000  SBC Communications Inc.                                     76,245

                4,408,000  WorldCom, Inc.(1)                                          188,580
                                                            ------------------------------------
                                                                                      408,475
                                                            ------------------------------------

COMPUTER PERIPHERALS--3.4%

                1,335,500  Cisco Systems Inc.(1)                                       97,867

                2,321,000  EMC Corp. (Mass.)(1)                                       107,056
                                                            ------------------------------------
                                                                                      204,923
                                                            ------------------------------------

COMPUTER SOFTWARE & SERVICES--8.6%

                  921,000  BMC Software, Inc.(1)                                       86,142

                3,339,900  Compuware Corp.(1)                                         163,133

                  484,000  Fiserv, Inc.(1)                                             31,551

                1,893,000  Microsoft Corp.(1)                                         170,666

                1,732,000  SunGard Data Systems Inc.(1)                                61,703
                                                            ------------------------------------
                                                                                      513,195
                                                            ------------------------------------

COMPUTER SYSTEMS--1.7%

                1,242,000  Dell Computer Corp.(1)                                     100,253
                                                            ------------------------------------


Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------

CONSUMER PRODUCTS--6.7%

                  1,697,000  Gillette Company                           $             195,897

                  2,507,000  Procter & Gamble Co. (The)                               206,044
                                                            ------------------------------------
                                                                                      401,941
                                                            ------------------------------------

DIVERSIFIED COMPANIES--7.9%

                  2,923,000  General Electric Co. (U.S.)                              248,820

                  4,147,724  Tyco International Ltd.                                  226,051
                                                            ------------------------------------
                                                                                      474,871
                                                            ------------------------------------

ELECTRICAL &
ELECTRONIC
COMPONENTS--0.9%

                  641,000      Intel Corp.                                             51,821
                                                            ------------------------------------

ENERGY (PRODUCTION & MARKETING)--1.6%

                  1,627,000  Enron Oil & Gas Co.                                       38,031

                  1,851,000  Williams Companies, Inc. (The)                            58,538
                                                            ------------------------------------
                                                                                       96,569
                                                            ------------------------------------

FINANCIAL SERVICES--2.6%

                  914,000  Fannie Mae                                                  54,726

                  151,600  ING Groep N.V. ORD                                           9,847

                1,483,000  Travelers Group, Inc.                                       90,741
                                                            ------------------------------------
                                                                                      155,314
                                                            ------------------------------------

FOOD & BEVERAGE--7.2%

                 1,788,000  Bestfoods                                                  98,117

                  751,000  Coca-Cola Company (The)                                     56,982

                 2,013,400  Coca-Cola Enterprises, Inc.                                76,006

                  221,900  Groupe Danone ORD                                           52,359

                  840,300  Hershey Foods Corp.                                         61,552

                2,248,000  PepsiCo, Inc.                                               89,217
                                                            ------------------------------------
                                                                                      434,233
                                                            ------------------------------------

HEALTHCARE--0.5%

                  330,000  Cardinal Health, Inc.                                       31,763
                                                            ------------------------------------

INSURANCE--5.8%

                  1,672,600      Ace, Ltd.                                             63,350

                  1,651,000  Allstate Corp.                                           158,909

                  943,000  American International Group, Inc.                         124,063
                                                            ------------------------------------
                                                                                      346,322
                                                            ------------------------------------

MACHINERY & EQUIPMENT--1.6%

                  1,400,000  Sundstrand Corp.                                          96,688
                                                            ------------------------------------

MEDICAL EQUIPMENT & SUPPLIES--0.9%

                  850,000    Guidant Corp.                                             56,844
                                                            ------------------------------------

OFFICE EQUIPMENT & SUPPLIES--2.2%

                  1,167,000    Xerox Corp.                                            132,455
                                                            ------------------------------------

See Notes to Financial Statements


                                                   www.americancentury.com   23


Growth's Schedule of Investments (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
PHARMACEUTICALS--11.4%

                2,100,000  Bristol-Myers Squibb Co.                     $             222,337

                2,069,000  Pfizer, Inc.                                               235,478

                1,488,400  Pharmacia & Upjohn Inc.                                     62,606

                1,229,000  Schering-Plough Corp.                                       98,474

                1,045,000  SmithKline Beecham plc ADR                                  62,243
                                                            ------------------------------------
                                                                                      681,138
                                                            ------------------------------------

RETAIL (FOOD & DRUG)--5.0%

                1,092,000  Albertson's, Inc.                                           54,600

                1,650,000  CVS Corp.                                                  121,687

                3,162,000  Safeway Inc.(1)                                            120,946
                                                            ------------------------------------
                                                                                      297,233
                                                            ------------------------------------

RETAIL (GENERAL MERCHANDISE)--3.3%

                  715,000  Penney (J.C.) Company, Inc.                                 50,809

                2,947,000  Wal-Mart Stores, Inc.                                      149,008
                                                            ------------------------------------
                                                                                      199,817
                                                            ------------------------------------

RETAIL (SPECIALTY)--0.8%

                  701,000  Home Depot, Inc.                                            48,807
                                                            ------------------------------------

RUBBER & PLASTICS--0.8%

                  639,800  Illinois Tool Works Inc.                                    45,106
                                                            ------------------------------------

TOTAL COMMON STOCKS--94.9%                                                           5,687,046
                                                            ------------------------------------

   (Cost $4,127,617)

Shares/Principal Amount    ($ IN THOUSANDS)                     Value
--------------------------------------------------------------------------------
 PREFERRED STOCK

PRINTING & PUBLISHING--1.4%

                  3,450,000  News Corp. Ltd. ADR                        $              80,428
                                                            ------------------------------------
   (Cost $64,807)

 TEMPORARY CASH INVESTMENTS(2)

 $73,820 par value FHLMC Discount Notes,
     5.44%, 5/8/98                                                                     73,742

 15,000 par value FHLMC Discount Notes,
       5.40%, 5/13/98                                                                  14,973

 20,000 par value FHLMC Discount Notes,
       5.42%, 5/18/98                                                                  19,949

 Repurchase Agreement, State Street Boston
       Corp., (U.S. Treasury obligations), in a joint
       trading account at 5.44%, dated 4/30/98,
       due 5/1/98 (Delivery value $114,917)                                           114,900
                                                            ------------------------------------

TOTAL TEMPORARY CASH
INVESTMENTS--3.7%                                                                      223,564
                                                            ------------------------------------
   (Cost $223,564)

TOTAL INVESTMENT SECURITIES--100.0%                                                 $5,991,038
                                                            =====================================
   (Cost $4,415,988)


See Notes to Financial Statements


24   1-800-345-2021


Growth's Schedule of Investments (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
                               ($ IN THOUSANDS)
           Contracts               Settlement                                                      Unrealized
            to Sell                  Date                            Value                           Loss
------------------------------------------------------------------------------------------------------------------------
      106,264,196  FRF              5/29/98                         $17,684                          $(431)
                                                      ==================================================================
(Value on Settlement Date $17,253)


 FUTURES CONTRACTS
                                   Expiration                   Underlying Face                   Unrealized
          Purchased                  Date                       Amount at Value                      Gain
------------------------------------------------------------------------------------------------------------------------
         420 S&P 500
June
           Futures                   1998                           $117,579                         $3,582
                                                      ==================================================================


NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt FHLMC = Federal Home Loan Mortgage Corporation FRF = French Franc ORD = Foreign Ordinary Share
(1) Non-income producing.
(2) The rates for U.S. Government Agency discount notes represent the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*    the percentage of total investments in each industry

*    a list of each investment

*    the number of shares of each stock

*    the market value of each investment

*    the percent and dollar breakdown of each investment category

* the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements


                                                   www.americancentury.com   25


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)                                                  SELECT         HERITAGE        GROWTH

ASSETS                                                                     (IN THOUSANDS, EXCEPT PER-SHARE AMOUNTS)
Investment securities, at value (identified cost of $4,178,332,
  $1,181,496 and $4,415,988, respectively) (Note 3 and Note 5) .....  $    5,686,707  $    1,450,907  $    5,991,038
Cash ...............................................................           1,883           6,510           6,408
Receivable for investments sold ....................................          16,069          52,038         101,569
Receivable for forward foreign currency exchange contracts .........            --               126            --
Dividends and interest receivable ..................................           6,180             734           4,963
Receivable for variation margin on futures contracts ...............            --               840           2,352
                                                                      --------------  --------------  --------------
                                                                           5,710,839       1,511,155       6,106,330
                                                                      --------------  --------------  --------------

LIABILITIES

Disbursements in excess of demand deposit cash .....................           7,188           1,936           6,213
Payable for forward foreign currency exchange contracts ............            --               324             431
Payable for investments purchased ..................................          48,864          77,697         131,451
Payable for capital shares redeemed ................................           1,492             372           2,148
Accrued management fees (Note 2) ...................................           4,653           1,161           4,875
Distribution and service fee payable (Note 2) ......................               1            --                 2
Other liabilities ..................................................               8               2               8
                                                                      --------------  --------------  --------------
                                                                              62,206          81,492         145,128
                                                                      --------------  --------------  --------------
Net Assets .........................................................  $    5,648,633  $    1,429,663  $    5,961,202
                                                                      ==============  ==============  ==============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus)  ...........................  $    3,509,154  $    1,039,682  $    3,506,660
Undistributed net investment income ................................           6,107           1,055           3,075
Accumulated undistributed net realized gain on investments
 and foreign currency transactions .................................         625,044         118,557         873,337
Net unrealized appreciation on investments and translation
 of assets and liabilities in foreign currencies (Note 3) ..........       1,508,328         270,369       1,578,130
                                                                      --------------  --------------  --------------
                                                                      $    5,648,633  $    1,429,663  $    5,961,202
                                                                      ==============  ==============  ==============

Investor Class ($ and shares in full)
Net assets .........................................................  $5,633,206,621  $1,428,639,680  $5,957,503,413
Shares outstanding .................................................     114,957,724     109,964,149     211,998,028
Net asset value per share ..........................................  $        49.00  $        12.99  $        28.10

Advisor Class ($ and shares in full)
Net assets .........................................................  $    1,530,982  $      931,973  $    3,526,760
Shares outstanding .................................................          31,269          71,835         125,611
Net asset value per share ..........................................  $        48.96  $        12.97  $        28.08

Institutional Class ($ and shares in full)
Net assets .........................................................  $   13,894,965  $       91,446  $      172,168
Shares outstanding .................................................         283,352           7,033           6,122
Net asset value per share ..........................................  $        49.04  $        13.00  $        28.12

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This page details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's NET assets. The net assets by class divided by the total number of fund shares outstanding by class gives you the price of an individual share, or the NET ASSET VALUE PER SHARE--for each class of shares.

NET ASSETS are also broken out by capital (money invested by shareholders); income not yet paid to shareholders; gains not yet paid to shareholders (known as realized gains); and gains or losses on securities still owned by the fund (known as unrealized gains or losses). This breakout tells you the value of assets that are performance-related, such as income and investment gains or losses, and the value of assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


26   1-800-345-2021


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

                                                                              SELECT      HERITAGE     GROWTH
INVESTMENT INCOME                                                                       (IN THOUSANDS)
Income:
Dividends (net of foreign taxes withheld of $64, $122,
   and $150, respectively) ..............................................  $   27,943  $    5,439  $   24,881
Interest ................................................................       4,555       2,396       5,086
                                                                           ----------  ----------  ----------
                                                                               32,498       7,835      29,967
                                                                           ----------  ----------  ----------
Expenses (Note 2):
Management fees .........................................................      25,742       6,576      26,854
Distribution fees -- Advisor Class ......................................           2           1           3
Service fees -- Advisor Class ...........................................           2           1           3
Directors' fees and expenses ............................................          28           7          30
                                                                           ----------  ----------  ----------
                                                                               25,774       6,585      26,890
                                                                           ----------  ----------  ----------

Net investment income ...................................................       6,724       1,250       3,077
                                                                           ----------  ----------  ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:
Investments .............................................................     629,959     118,053     884,090
Foreign currency transactions ...........................................         742       1,264       3,813
                                                                           ----------  ----------  ----------
                                                                              630,701     119,317     887,903
                                                                           ----------  ----------  ----------

Change in net unrealized appreciation on:
Investments .............................................................     378,875         325      55,011
Translation of assets and liabilities in foreign currencies .............         140       1,007       3,746
                                                                           ----------  ----------  ----------
                                                                              379,015       1,332      58,757
                                                                           ----------  ----------  ----------

Net realized and unrealized gain on investments .........................   1,009,716     120,649     946,660
                                                                           ----------  ----------  ----------

Net Increase in Net Assets Resulting from Operations ....................  $1,016,440  $  121,899  $  949,737
                                                                           ==========  ==========  ==========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:
* income earned from investments (dividends and interest)
* management fees and expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized gains or losses

                                               See Notes to Financial Statements


                                                   www.americancentury.com   27


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED) AND OCTOBER 31, 1997

                                                       SELECT                     HERITAGE                     GROWTH
Increase in Net Assets                            1998         1997         1998           1997          1998          1997

OPERATIONS                                                                     (IN THOUSANDS)

Net investment income .......................$     6,724   $    14,916   $     1,250   $       619   $     3,077   $       994
Net realized gain on investments and
  foreign currency transactions .............    630,701       789,506       119,317       248,649       887,903       759,739
Change in net unrealized appreciation on
  investments and translation of assets and
  liabilities in foreign currencies .........    379,015       270,066         1,332        52,273        58,757       400,028
                                             -----------   -----------   -----------   -----------   -----------   -----------
Net increase in net assets resulting
  from operations ...........................  1,016,440     1,074,488       121,899       301,541       949,737     1,160,761
                                             -----------   -----------   -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class ............................    (19,490)      (31,065)       (6,632)       (8,095)           (2)      (38,510)
  Advisor Class .............................         (4)         --              (1)         --            --            --
  Institutional Class .......................        (65)         --              (1)         --            --            --

From net realized gains from
  investment transactions:

  Investor Class ............................   (783,151)     (353,996)     (241,134)      (62,011)     (763,692)      (51,784)
  Advisor Class .............................       (208)         --             (22)         --            (362)         --
  Institutional Class .......................     (1,889)         --             (23)         --             (26)         --
                                             -----------   -----------   -----------   -----------   -----------   -----------

Decrease in net assets from distributions ...   (804,807)     (385,061)     (247,813)      (70,106)     (764,082)      (90,294)
                                             -----------   -----------   -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in net assets from
  capital share transactions ................    654,789        54,105       234,062         6,929       660,399      (720,743)
                                             -----------   -----------   -----------   -----------   -----------   -----------

Net increase in net assets ..................    866,422       743,532       108,148       238,364       846,054       349,724

NET ASSETS

Beginning of period .........................  4,782,211     4,038,679     1,321,515     1,083,151     5,115,148     4,765,424
                                             -----------   -----------   -----------   -----------   -----------   -----------
End of period ...............................$ 5,648,633   $ 4,782,211   $ 1,429,663   $ 1,321,515   $ 5,961,202   $ 5,115,148
                                             ===========   ===========   ===========   ===========   ===========   ===========

Undistributed net investment income .........$     6,107   $    28,576   $     1,055   $     6,439   $     3,075          --
                                             ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

*    performance

*    distributions to shareholders

* shareholders either investing, reinvesting distributions or withdrawing money

The changes are broken out into:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

*    distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestment of distributions and redemptions

The statement also takes net assets at the beginning of the period to the end of the period.

See Notes to Financial Statements


28   1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Twentieth Century Select Fund (Select), American Century - Twentieth Century Heritage Fund (Heritage), and American Century - Twentieth Century Growth Fund (Growth) (the Funds) are three of the thirteen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     FUTURES CONTRACTS -- The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and


                                                   www.americancentury.com   29


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

unrealized appreciation (depreciation) on investments, respectively.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS  TO  SHAREHOLDERS  --   Distribu-tions  to  shareholders  are
recorded on the ex- dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for the Investor Class, Advisor Class and Institutional Class is 1.00%, 0.75% and 0.80%, respectively.

     The Board of Directors has adopted a Master Distribution and Shareholder Services Plan (the Plan) for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan for the period ended April 30, 1998 were $3,486, $1,384 and $6,924 for Select, Heritage and Growth, respectively.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc., and the Corporation's transfer agent, American Century Services Corporation.


30   1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

   Investment transactions, exluding short-term investments, for the six months ended April 30, 1998, were as follows:

                                    SELECT            HERITAGE            GROWTH
                                                   (IN THOUSANDS)
Purchases .....................  $3,100,761           $765,511           $3,732,216

                                                   (IN THOUSANDS)

Proceeds From Sales ...........  $3,302,898            $782,773           $3,752,277


    On  April  30,  1998,  the  composition  of  unrealized   appreciation   and
depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                    SELECT            HERITAGE            GROWTH
                                                   (IN THOUSANDS)
Appreciation .................    $1,524,580           $288,953           $1,578,658

Depreciation .................      (21,408)           (20,298)             (17,351)
                                   ---------          ---------           ---------
Net ..........................    $1,503,171           $268,695           $1,561,307
                                  ==========         ==========          ==========
Federal Tax Cost. ............    $4,183,536         $1,182,212           $4,429,731
                                  ==========         ==========          ==========

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

   There are 250,000,000,  250,000,000,  and 500,000,000  shares of the Investor
Class authorized for issuance by Select, Heritage, and Growth, respectively. There are 105,000,000, 105,000,000, and 210,000,000 shares of the Advisor Class authorized for issuance by Select, Heritage, and Growth, respectively. There are 41,000,000, 41,000,000, and 80,000,000 shares of the Institutional Class authorized for issuance by Select, Heritage, and Growth, respectively. Transactions in shares of the Funds were as follows:

                                            SELECT                         HERITAGE                        GROWTH
                                    SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
 INVESTOR CLASS                                                         (IN THOUSANDS)

Six Months ended April 30, 1998
Sold ............................    9,476         $439,150          14,230        $180,849          20,023         $527,753
Issued in reinvestment of
  distributions .................   18,613          773,188           21,904        240,788          31,652          740,695
Redeemed ........................  (12,118)        (559,563)         (15,071)      (188,265)        (23,190)        (609,065)
                                  ---------       ---------         --------       ---------      ---------        ---------
Net increase ....................   15,971         $652,775           21,063        $233,372         28,485         $659,383
                                 ==========       ==========      ==========       ==========      ==========      ==========

Year ended October 31, 1997
Sold ............................   17,600      $   778,552           26,794        $355,329          35,274     $   876,879
Issued in reinvestment of
  distributions .................    9,470          371,414            5,793          68,885           3,935          87,875
Redeemed ........................  (25,362)      (1,106,798)         (32,170)       (418,518)        (70,222)     (1,687,973)
                                  ---------       ---------         --------       ---------      ---------        ---------
Net increase (decrease) .........    1,708     $     43,168              417      $    5,696         (31,013)    $  (723,219)
                                 ==========       ==========      ==========       ==========      ==========      ==========


                                                   www.americancentury.com   31


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                             SELECT                         HERITAGE                        GROWTH
                                    SHARES          AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
ADVISOR CLASS
(IN THOUSANDS)

Six Months ended April 30, 1998
Sold ..............................     5           $206                68            $775             36            $   947
Issued in reinvestment of
  distributions ...................     5            212                 2              22             15                346
Redeemed ..........................    (5)          (238)               (6)            (86)            (4)              (101)
                                  ---------       ---------         --------       ---------      ---------        ---------
Net increase ......................     5           $180                64            $711             47             $1,192
                                 ==========       ==========      ==========       ==========      ==========      ==========

Period ended October 31, 1997(1)
Sold ..............................    30         $1,512                12             $167            81             $2,368
Issued in reinvestment of
  distributions ...................    --             --                --               --            --                 --
Redeemed ..........................    (3)          (163)               (4)             (52)           (2)               (50)
                                  ---------       ---------         --------       ---------      ---------        ---------
Net increase ......................    27         $1,349                 8             $115            79              $2,318
                                 ==========       ==========      ==========       ==========      ==========      ==========

INSTITUTIONAL CLASS
(IN THOUSANDS)

Six Months ended April 30, 1998
Sold ..............................    60         $2,885                --               --           100              $2,412
Issued in reinvestment of
  distributions ...................    47          1,954                 2               24             1                  25
Redeemed ..........................   (62)        (3,005)               (4)             (45)         (101)             (2,613)
                                  ---------       ---------         --------       ---------      ---------        ---------
Net increase (decrease) ...........    45         $1,834                (2)            $(21)           --             $  (176)
                                 ==========       ==========      ==========       ==========      ==========      ==========

Period ended October 31, 1997(2)
Sold ..............................   258        $10,551                 9           $1,118             6                $158
Issued in reinvestment of
  distributions ...................    --             --                --               --            --                  --
Redeemed ..........................   (20)          (963)               --               --            --                  --
                                  ---------       ---------         --------       ---------      ---------        ---------
Net increase ......................   238       $  9,588                 9           $1,118             6                $158
                                 ==========       ==========      ==========       ==========      ==========      ==========

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

   A summary of transactions for each issuer who is or was an affiliate at or during the six months ended April 30, 1998, follows:

                                                                                                             April 30, 1998
                                                    Share
                                                   Balance      Purchase        Sales       Realized       Share         Market
Fund/Issuer(3)                                    10-31-97        Cost          Cost          Gain        Balance         Value
--------------------------------------------------------------------------------------------------------------------------------
HERITAGE                                                                    (IN
THOUSANDS)
InaCom Corp. ..................................    540,000          --          $14,928       $76            --             --
                                                              ===========================================            ===========

(1)  Sale of the Advisor  Class for Select,  Heritage,  and Growth  commenced on
     August 8, 1997, July 11, 1997, and June 4, 1997, respectively.

(2) Sale of the Institutional Class for Select commenced on June 16, 1997 and for both Heritage and Growth on March 13, 1997.

(3)  None of the securities produced income during the period held.


32   1-800-345-2021


Select's Financial Highlights
--------------------------------------------------------------------------------

                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
                                                                                  Investor Class
                                                   1998(1)        1997          1996          1995         1994           1993
PER-SHARE DATA
Net Asset Value, Beginning of Period ............  $48.18        $41.52        $39.52        $37.67       $45.76         $39.18
                                                  -------       -------       -------       -------       -------       -------
Income From Investment Operations
  Net Investment Income .........................  0.06(2)       0.15(2)       0.20(2)       0.33(2)       0.40           0.46
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions .............   8.89          10.51         6.73          4.68        (3.59)          7.94
                                                  -------       -------       -------       -------       -------       -------
  Total From Investment Operations ..............   8.95          10.66         6.93          5.01        (3.19)          8.40
                                                  -------       -------       -------       -------       -------       -------
Distributions
  From Net Investment Income ....................  (0.20)        (0.32)        (0.27)        (0.28)       (0.43)         (0.49)
  From Net Realized Gains
  on Investment Transactions ....................  (7.93)        (3.68)        (4.66)        (2.75)       (4.47)         (1.31)
  In Excess of Net Realized Gains ...............    --            --            --          (0.13)         --           (0.02)
                                                  -------       -------       -------       -------       -------       -------
  Total Distributions ...........................  (8.13)        (4.00)        (4.93)        (3.16)       (4.90)         (1.82)
                                                  -------       -------       -------       -------       -------       -------

Net Asset Value, End of Period ..................  $49.00        $48.18        $41.52        $39.52       $37.67         $45.76
                                                  =======       =======       =======       =======       =======       =======
  Total Return(3) ...............................  21.62%        27.89%        19.76%        15.02%       (7.37)%        22.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ........................... 1.00%(4)        1.00%         1.00%         1.00%        1.00%          1.00%
Ratio of Net Investment
Income to Average Net Assets .................... 0.26%(4)        0.33%         0.50%         0.90%        1.00%          1.10%
Portfolio Turnover Rate .........................    61%           94%          105%          106%         126%            82%
Average Commission Paid per Share
of Equity Security Traded .......................  $0.0450       $0.0457       $0.0410       $0.0460       --(5)          --(5)
Net Assets, End of Period (in millions) .........  $5,633        $4,769        $4,039        $4,008       $4,278         $5,160

(1)  Six months ended April 30, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes what contributed to the class's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* distributions  of income and capital gains paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced

                                               See Notes to Financial Statements


                                                    www.americancentury.com   33


Select's Financial Highlights
--------------------------------------------------------------------------------

                                            FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS AS INDICATED
                                                                                  Advisor Class
                                                                              1998(1)         1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ...................................  $     48.16       $     49.43
                                                                          -----------       -----------
Income From Investment Operations
  Net Investment Loss(3) ...............................................         --               (0.02)
  Net Realized and Unrealized Gain (Loss) on Investment Transactions ...         8.89             (1.25)
                                                                          -----------       -----------
  Total From Investment Operations .....................................         8.89             (1.27)
                                                                          -----------       -----------
Distributions
  From Net Investment Income ...........................................        (0.16)             --
  From Net Realized Gains on Investment Transactions ...................        (7.93)             --
                                                                          -----------       -----------
  Total Distributions ..................................................        (8.09)             --
                                                                          -----------       -----------
Net Asset Value, End of Period .........................................  $     48.96       $     48.16
                                                                          ===========       ===========
  Total Return(4) ......................................................        21.48%            (2.57)%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ......................         1.25%(5)          1.25%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets ............         0.01%(5)    (0.17)%(5)
Portfolio Turnover Rate ................................................           61%               94%
Average Commission Paid per Share of Equity Security Traded ............  $    0.0450       $    0.0457
Net Assets, End of Period (in thousands) ...............................  $     1,531       $     1,289

(1)  Six months ended April 30, 1998 (unaudited).

(2)  August 8, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


34   1-800-345-2021


Select's Financial Highlights
--------------------------------------------------------------------------------

                                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS AS INDICATED
                                                                         Institutional Class
                                                                        1998(1)         1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................  $      48.24       $      40.56
                                                                   ------------       ------------
Income From Investment Operations
  Net Investment Income(3) ......................................          0.11               0.13
  Net Realized and Unrealized Gain on Investment Transactions ...          8.89               7.55
                                                                   ------------       ------------
  Total From Investment Operations ..............................          9.00               7.68
                                                                   ------------       ------------
Distributions
  From Net Investment Income ....................................         (0.27)              --
  From Net Realized Gains on Investment Transactions ............         (7.93)              --
                                                                   ------------       ------------
  Total Distributions ...........................................         (8.20)              --
                                                                   ------------       ------------
Net Asset Value, End of Period ..................................  $      49.04       $      48.24
                                                                   ============       ============
  Total Return(4) ...............................................         21.75%             18.93%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............          0.80%(5)           0.80%(5)
Ratio of Net Investment Income to Average Net Assets ............          0.46%(5)           0.45%(5)
Portfolio Turnover Rate .........................................            61%                94%
Average Commission Paid per Share of Equity Security Traded .....  $     0.0450       $     0.0457
Net Assets, End of Period (in thousands) ........................  $     13,895       $     11,486

(1)  Six months ended April 30, 1998 (unaudited).

(2)  March 13, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   34


Heritage's Financial Highlights
--------------------------------------------------------------------------------

                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
                                                                                  Investor Class
                                                 1998(1)          1997           1996         1995             1994           1993
PER-SHARE DATA
Net Asset Value, Beginning of Period .....  $     14.86     $     12.24   $     11.75  $     10.32      $     11.03    $      9.30
                                            -----------     -----------   -----------  -----------      -----------    -----------
Income From Investment Operations
  Net Investment Income ..................         0.01(2)         0.01(2)      --(2)         0.05(2)          0.07           0.07
  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ......         0.89            3.41          1.15         1.96            (0.21)          2.43
                                            -----------     -----------   -----------  -----------      -----------    -----------
  Total From Investment Operations .......         0.90            3.42          1.15         2.01            (0.14)          2.50
                                            -----------     -----------   -----------  -----------      -----------    -----------
Distributions
  From Net Investment Income .............        (0.07)          (0.09)        (0.05)       (0.03)           (0.06)         (0.09)
  From Net Realized Gains
  on Investment Transactions .............        (2.70)          (0.71)        (0.61)       (0.52)           (0.50)         (0.68)
  In Excess of Net Realized Gains ........         --              --            --          (0.03)           (0.01)          --
                                            -----------     -----------   -----------  -----------      -----------    -----------
  Total Distributions ....................        (2.77)          (0.80)        (0.66)       (0.58)           (0.57)         (0.77)
                                            -----------     -----------   -----------  -----------      -----------    -----------

Net Asset Value, End of Period ...........  $     12.99     $     14.86   $     12.24  $     11.75      $     10.32    $     11.03
                                            ===========     ===========   ===========  ===========      ===========    ===========
  Total Return(3) ........................         9.50%          29.56%        10.44%       21.04%           (1.13)%        28.64%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ....................         1.00%(4)        1.00%         0.99%        0.99%            1.00%          1.00%
Ratio of Net Investment
Income to Average Net Assets .............         0.16%(4)        0.05%         --           0.50%            0.70%          0.70%
Portfolio Turnover Rate ..................           60%             69%          122%         121%             136%           116%
Average Commission Paid per Share
of Equity Security Traded ................  $    0.0359     $    0.0436   $    0.0420  $    0.0420            --(5)          --(5)
Net Assets, End of Period (in millions) ..  $     1,428     $     1,321   $     1,083  $     1,008      $       897    $       702

(1)  Six months ended April 30, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes what contributed to the class's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
* distributions  of income and capital gains paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:
* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


36   1-800-345-2021


Heritage's Financial Highlights
--------------------------------------------------------------------------------

                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS AS INDICATED
                                                                         Advisor Class
                                                                     1998(1)       1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................  $   14.85       $   14.23
                                                                   ---------       ---------
Income From Investment Operations
  Net Investment Loss(3) ........................................       --             (0.01)
  Net Realized and Unrealized Gain on Investment Transactions ...       0.89            0.63
                                                                   ---------       ---------
  Total From Investment Operations ..............................       0.89            0.62
                                                                   ---------       ---------
Distributions
  From Net Investment Income ....................................      (0.07)           --
  From Net Realized Gains on Investment Transactions ............      (2.70)           --
                                                                   ---------       ---------
  Total Distributions ...........................................      (2.77)           --
                                                                   ---------       ---------
Net Asset Value, End of Period ..................................  $   12.97       $   14.85
                                                                   =========       =========
  Total Return(4) ...............................................       9.35%           4.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............       1.25%(5)        1.25%(5)
Ratio of Net Investment Loss to Average Net Assets ..............  (0.09)%(5)      (0.23)%(5)
Portfolio Turnover Rate .........................................         60%             69%
Average Commission Paid per Share of Equity Security Traded .....  $  0.0359       $  0.0436
Net Assets, End of Period (in thousands) ........................  $     932       $     120

(1)  Six months ended April 30, 1998 (unaudited).

(2)  July 11, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


                                                   www.americancentury.com   37


Heritage's Financial Highlights
--------------------------------------------------------------------------------

                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS AS INDICATED
                                                                      Institutional Class
                                                                    1998(1)        1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................  $   14.87       $   13.60
                                                                   ---------       ---------
Income From Investment Operations
  Net Investment Income(3) ......................................       0.02            0.01
  Net Realized and Unrealized Gain on Investment Transactions ...       0.90            1.26
                                                                   ---------       ---------
  Total From Investment Operations ..............................       0.92            1.27
                                                                   ---------       ---------
Distributions
  From Net Investment Income ....................................      (0.09)           --
  From Net Realized Gains on Investment Transactions ............      (2.70)           --
                                                                   ---------       ---------
  Total Distributions ...........................................      (2.79)           --
                                                                   ---------       ---------
Net Asset Value, End of Period ..................................  $   13.00       $   14.87
                                                                   =========       =========
  Total Return(4) ...............................................       9.63%           9.34%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............       0.80%(5)        0.80%(5)
Ratio of Net Investment Income to Average Net Assets ............       0.36%(5)        0.21%(5)
Portfolio Turnover Rate .........................................         60%             69%
Average Commission Paid per Share of Equity Security Traded .....  $  0.0359       $  0.0436
Net Assets, End of Period (in thousands) ........................  $      91       $     129

(1)  Six months ended April 30, 1998 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

See Notes to Financial Statements


38   1-800-345-2021


Growth's Financial Highlights
--------------------------------------------------------------------------------

                                                 FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)
                                                                                  Investor Class
                                                   1998(1)        1997          1996          1995         1994           1993
PER-SHARE DATA
Net Asset Value, Beginning of Period ..........    $27.86        $22.21        $23.88        $22.99       $25.27         $23.64
                                                  -------       -------       -------       -------       -------       -------
Income From Investment Operations
  Net Investment Income (Loss) ................    0.02(2)       0.01(2)      (0.01)(2)      0.08(2)       0.06           0.06
  Net Realized and Unrealized Gain
  on Investment Transactions ..................     4.39          6.07          1.47          4.08         0.48           1.94
                                                  -------       -------       -------       -------       -------       -------
  Total From Investment Operations ............     4.41          6.08          1.46          4.16         0.54           2.00
                                                  -------       -------       -------       -------       -------       -------
Distributions
  From Net Investment Income ..................      --          (0.18)        (0.07)        (0.05)       (0.06)           --
  From Net Realized Gains
  on Investment Transactions ..................    (4.17)        (0.25)        (2.98)        (3.18)       (2.76)         (0.36)
  In Excess of Net Realized Gains .............      --            --          (0.08)        (0.04)         --           (0.01)
                                                  -------       -------       -------       -------       -------       -------
  Total Distributions .........................    (4.17)        (0.43)        (3.13)        (3.27)       (2.82)         (0.37)
                                                  -------       -------       -------       -------       -------       -------
Net Asset Value, End of Period ................    $28.10        $27.86        $22.21        $23.88       $22.99         $25.27
                                                  =======       =======       =======       =======       =======       =======
  Total Return(3) .............................    18.82%        27.85%         8.18%        22.31%        2.66%          8.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets .........................   1.00%(4)        1.00%         1.00%         1.00%        1.00%          1.00%
Ratio of Net Investment Income
(Loss) to Average Net Assets ..................   0.11%(4)        0.02%        (0.10)%        0.40%        0.30%          0.20%
Portfolio Turnover Rate .......................      71%           75%          122%          141%         100%            94%
Average Commission Paid per Share
of Equity Security Traded .....................    $0.0430       $0.0393       $0.0360       $0.0400       --(5)          --(5)
Net Assets, End of Period (in millions) .......    $5,958        $5,113        $4,765        $5,130       $4,363         $4,641

(1)  Six months ended April 30, 1998 (unaudited).

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes what contributed to the class's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:
* share price at the beginning of the period
* investment income and capital gains or losses
*  distributions  of income and capital gains paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


                                                   www.americancentury.com   39


Growth's Financial Highlights
--------------------------------------------------------------------------------

                                     FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS AS INDICATED
                                                                          Advisor Class
                                                                       1998(1)       1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................  $     27.84       $     24.36
                                                                   -----------       -----------
Income From Investment Operations
  Net Investment Loss(3) ........................................        (0.02)            (0.06)
  Net Realized and Unrealized Gain on Investment Transactions ...         4.40              3.54
                                                                   -----------       -----------
  Total From Investment Operations ..............................         4.38              3.48
                                                                   -----------       -----------
Distributions
  From Net Realized Gains on Investment Transactions ............        (4.14)             --
                                                                   -----------       -----------
Net Asset Value, End of Period ..................................  $     28.08       $     27.84
                                                                   ===========       ===========
  Total Return(4) ...............................................        18.69%            14.29%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............         1.25%(5)          1.25%(5)
Ratio of Net Investment Income to Average Net Assets ............   (0.14)%(5)        (0.47)%(5)
Portfolio Turnover Rate .........................................           71%               75%
Average Commission Paid per Share of Equity Security Traded .....  $    0.0430       $    0.0393
Net Assets, End of Period (in thousands) ........................  $     3,527       $     2,200

(1)  Six months ended April 30, 1998 (unaudited).

(2)  June 4, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.


See Notes to Financial Statements


40   1-800-345-2021


Growth's Financial Highlights
--------------------------------------------------------------------------------

                                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS AS INDICATED
                                                                      Institutional Class
                                                                      1998(1)       1997(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period ............................  $   27.88       $   25.75
                                                                   ---------       ---------
Income From Investment Operations
  Net Investment Income(3) ......................................       0.03            0.01
  Net Realized and Unrealized Gain on Investment Transactions ...       4.40            2.12
                                                                   ---------       ---------
  Total From Investment Operations ..............................       4.43            2.13
                                                                   ---------       ---------
Distributions
  From Net Realized Gains on Investment Transactions ............      (4.19)           --
                                                                   ---------       ---------
Net Asset Value, End of Period ..................................  $   28.12       $   27.88
                                                                   =========       =========
  Total Return(4) ...............................................      18.94%           8.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to Average Net Assets ...............       0.80%(5)        0.80%(5)
Ratio of Net Investment Income to Average Net Assets ............       0.31%(5)        0.07%(5)
Portfolio Turnover Rate .........................................         71%             75%
Average Commission Paid per Share of Equity Security Traded .....  $  0.0430       $  0.0393
Net Assets, End of Period (in thousands) ........................  $     172       $     171

(1)  Six months ended April 30, 1998 (unaudited).

(2)  June 16, 1997 (commencement of sale) through October 31, 1997.

(3)  Computed using average shares outstanding throughout the period.

(4)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(5)  Annualized.

                                               See Notes to Financial Statements


                                                   www.americancentury.com   41


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     All shares issued and outstanding before September 3, 1996, have been designated as INVESTOR CLASS shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


42   1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     TWENTIETH CENTURY SELECT seeks large, established companies that show accelerating growth rates. Also, at least 80% of the fund's assets must be invested in stocks or securities that pay regular dividends or otherwise produce income. These dividends, and the established nature of the companies in which Select invests, help lessen the fund's short-term price fluctuations.

     TWENTIETH CENTURY HERITAGE seeks smaller and mid-sized firms showing accelerating growth rates, and at least 60% of its assets must be in stocks or securities paying regular dividends or otherwise producing income. While Heritage's dividend requirement should make the fund less volatile than funds without dividends, it should also display somewhat more price variability -- and greater long-term growth potential -- than Select.

     TWENTIETH CENTURY GROWTH invests in larger, more established firms that exhibit accelerating growth. Because the value of established firms tends to change relatively slowly, Growth can ordinarily be expected to show more moderate price fluctuations than growth funds that invest in smaller or mid-sized firms.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 INDEX is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-capitalization stocks generally. The index was created in March 1994. Data presented for prior periods have been provided by S&P.

     The RUSSELL 1000 INDEX, created by Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization). The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.


[right margin]

INVESTMENT TEAM LEADERS

SELECT
PORTFOLIO MANAGER:          JEAN LEDFORD, CFA
PORTFOLIO MANAGER:          RICHARD WELSH

HERITAGE
PORTFOLIO MANAGER:          HAROLD BRADLEY
PORTFOLIO MANAGER:          LINDA PETERSON, CFA

GROWTH
PORTFOLIO MANAGER:          C. KIM GOODWIN
PORTFOLIO MANAGER:          GREG WOODHAMS, CFA


                                                   www.americancentury.com   43


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the portfolio and assume that all of the portfolio's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the Portfolio's cumulative total returns if the Portfolio's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the portfolios' "Financial Highlights" on page 33-41.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staples companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average, the S&P 500 and the Russell 1000 Index.

* MEDIUM CAPITALIZATION ("MID-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Nasdaq Composite Index and the Russell 2000 Index.

* VALUE STOCKS -- stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


44   1-800-345-2021

[inside back cover]

[right margin]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.


[recycled logo]
   Recycled



[back cover]

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998




American Century Investments                                     BULK RATE
P.O. Box 419200                                              U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                   AMERICAN CENTURY
www.americancentury.com                                          COMPANIES





9806                              (c)1998 American Century Services Corporation
SH-BKT-12483                                            Funds Distributor, Inc.

[front cover]                                                    April 30, 1998

SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY


        [graphic of U.S. currency and two individuals walking up stairs]


BENHAM GROUP
------------
HIGH-YIELD

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]



A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

BENHAM GROUP HIGH-YIELD
(ABHIX)


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998




Our Message to You
-----------------------------------------------------------------------------

[photo James E. Stowers, Jr. with James E. Stowers III, seated]
James E. Stowers, Jr. with James E. Stowers III, seated

     The high-yield bond market rallied during the six months ended April 30, 1998. Those positive returns came from the bonds' high interest payments and significant price appreciation. High-yield bonds' price gains were largely a result of rapidly declining interest rates and healthy demand. In addition, strong economic growth helped improve credit quality for corporate bonds overall. We are very pleased to report that the Benham High-Yield fund outperformed the average high-yield fund during the period, according to Lipper Analytical Services.

     The past six months have also been favorable for American Century. We gained a powerful business partner in January when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the U.S., became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

     Another significant event was the retirement of Jim Benham, founder of The Benham Group, in December. With the integration of Benham and Twentieth Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become part of American Century, including the educational investor seminar program Jim created. Two of his sons, Jim A. Benham and Tim Benham, remain with the company to carry on the Benham tradition.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to make this information more accessible and encourage readers to take a closer look.

     Finally, we are pleased to have you with us to celebrate the company's 40th anniversary this year. We are very proud of the lineup of funds we have developed over that past four decades to help you achieve your financial goals.

     Thank you for investing with us.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                               Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Credit Review ...........................................................   4
HIGH-YIELD
   Performance Information .................................................   5
   Management Q & A ........................................................   6
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ..........................................................  12
   Statement of Operations .................................................  13
   Statements of Changes
      in Net Assets ........................................................  14
   Notes to Financial
      Statements ...........................................................  15
   Financial Highlights ....................................................  17
OTHER INFORMATION
   Retirement Account
      Information ..........................................................  18
   Background Information
      Investment Philosophy
         and Policies ......................................................  19
      Comparative Indices ..................................................  19
      Lipper Rankings ......................................................  19
      Investment Team
         Leaders ...........................................................  19
   Glossary ................................................................  20


                                                 www.americancentury.com      1


Report Highlights
-----------------------------------------------------------------------------

MARKET PERSPECTIVE

* High-yield bonds produced solid returns for the six months ended April 30, 1998, when the DLJ High Yield Index rose 5.88%.

* Prices on high-yield bonds gained as a result of declining interest rates, a vibrant economy, heavy demand and a rising stock market.

* Inflation was dormant, while the economy surged ahead at a 3.7% annual rate in the fourth quarter of 1997 and an estimated 4.8% in the first three months of 1998.

* Supply and demand for high-yield securities soared, both reaching record highs in the first quarter of 1998.

* The spread, or difference in yield, between high-yield bonds and Treasury securities remained near historically low levels.

CREDIT REVIEW

* Credit quality trends for U.S. high-yield corporate bonds were positive, with more credit rating upgrades than downgrades.

* The default rate on high-yield bonds also remained near historic lows, at around 2%.

* However, we're concerned that an economic slowdown and tighter bank lending standards could put a strain on credit quality down the line.

* We continued to add to our team of corporate credit analysts--the eleventh member of our team joined us in June.

HIGH-YIELD

* The High-Yield fund performed very well for the six months, producing a total return of 7.65%, compared with the 6.34% return of the average high-yield fund.

* Despite lower interest rates overall, the fund's 30-day SEC yield rose from 7.41% to 7.97%.

* A significant portion of High-Yield's return was from price appreciation, with the fund's telecommunications holdings performing particularly well. Teleport Communications is an example of a portfolio holding that saw a big price increase.

* High-Yield had an intermediate-term duration of 5.5 years at the end of April.

* We have a positive outlook for the market. Demand for high-yield bonds is very strong and credit quality is generally good.

* Going forward, we'll try to keep outperforming our peers by using a credit-intensive approach to security selection. We're also likely to maintain an intermediate-term duration and to continue to have a relatively heavy weighting in telecommunications bonds.



[left margin]

HIGH-YIELD PERFORMED VERY WELL FOR THE SIX MONTHS, PRODUCING A TOTAL RETURN OF 7.65%, COMPARED WITH THE 6.34% RETURN OF THE AVERAGE HIGH-YIELD FUND.


               HIGH-YIELD (ABHIX)

TOTAL RETURNS:              AS OF 4/30/98
    6 Months                     7.65%(1)
    Since Inception              7.26%(1)

NET ASSETS:                 $29.5 million

30-DAY SEC YIELD:                   7.97%

INCEPTION DATE:                   9/30/97



(1)  Not annualized.

Investment terms are defined in the Glossary on page 20.


2     1-800-345-2021


Market Perspective from Randall W. Merk
-----------------------------------------------------------------------------

[photo of  Randall W. Merk,  director  of  fixed-income  investing  at  American
Century]
Randall W. Merk, director of fixed-income investing at American Century

SOLID PERFORMANCE

     U.S. high-yield bonds produced solid returns during the six months ended April 30, 1998, when the DLJ High Yield Index rose 5.88%. High-yield securities, which act like a mix between stocks and bonds, were boosted by declining interest rates, a strong economy, heavy demand and a soaring stock market.

POSITIVE ENVIRONMENT

     The U.S. economy was very healthy, expanding at a 3.7% annual rate in the fourth quarter of 1997 and an estimated 4.8% in the first three months of 1998, while the unemployment rate reached a 28-year low. A vibrant economy benefits high-yield bonds by improving credit quality and reducing the likelihood of default.

     Interest rates fell in part because inflation remained tame. For the year ended in April, consumer prices were up just 1.4%. That's the smallest annual increase in a decade. Gains in worker productivity and savings on health care and benefits costs played a role in keeping inflation in check, as did lower energy and commodity prices.

     Economic turmoil in Asia also contributed to lower U.S. interest rates--investors looking for a safe haven from volatile global financial markets flocked to Treasury securities. That surge in demand caused an increase in bond prices and a corresponding decline in rates. High-yield bond prices rose as a result of the decline in interest rates.

     In addition, the high-yield bond market was helped by many of the same factors that contributed to the continued stock market rally, including steady corporate profit growth and healthier balance sheets.

SUPPLY AND DEMAND

     Rapidly falling interest rates caused many traditional high-quality bond investors to "trade down" in quality to get the additional yield of high-yield bonds. Demand from individual investors and large institutions surged. Evidence suggests that insurance companies and pension funds in particular stepped up investment in high-yield debt, while cash flows into high-yield mutual funds reached record levels in 1997 and the first quarter of 1998.

     Corporations took advantage of the relatively low interest rate environment and healthy demand for high-yield bonds to issue new debt, which they used to refinance bank loans, pay for mergers and acquisitions and internally grow business. As a result, supply rose at a record pace in the first quarter, when almost $50 billion in new high-yield bonds came to market.

NARROW CREDIT SPREADS

     The spread, or difference in yield, between high-yield bonds and Treasury securities remained near historically low levels. Credit spreads have narrowed significantly since the early 1990s, when interest rates on high-yield bonds were nearly 500 basis points (a basis point equals 0.01%) higher than the yield on 10-year Treasury notes (see the accompanying graph).



[right margin]

HIGH-YIELD SECURITIES, WHICH ACT LIKE A MIX BETWEEN STOCKS AND A STRONG ECONOMY, HEAVY DEMAND AND A SOARING STOCK MARKET.


[line chart - data below]

HIGH-YIELD/TREASURY YIELD SPREAD

                in basis points
           (a basis point equals 0.01%)
'92                   490
'93                   405
'94                   420
'95                   477
'96                   342
'97                   359
1/98                  366
2/98                  349
3/98                  345
4/98                  357

This chart shows the yield difference, or spread, between the bonds in the DLJ High Yield Index and 10-year Treasury securities.

Source: Donaldson, Lufkin & Jenrette


                                                 www.americancentury.com      3


Credit Review
-----------------------------------------------------------------------------

CREDIT QUALITY GENERALLY POSITIVE

     U.S. corporate credit quality remained healthy during the six months ended April 30, 1998, when credit rating upgrades on high-yield bonds outnumbered downgrades. Defaults remain in the neighborhood of historic lows--solid economic growth boosted earnings for many businesses, helping keep the default rate on high-yield securities at around 2%.

     However, default rates were also kept low by an increased willingness on the part of commercial banks to extend credit to companies that failed to meet projected budgets. That's a reflection of the fact that both commercial banks and high-yield bond buyers have relaxed their credit standards during the current economic expansion.

     We are concerned that when the economy slows, the trend toward easier credit could reverse itself and exacerbate a possible future credit downturn. A similar scenario played out in the early 1990s, when banks tightened their lending standards as the economy was falling into recession. At that time, default rates reached 10%.

EXPANDING CREDIT TEAM

     Careful credit analysis and security selection are vital to our investment approach for the High-Yield fund. To strengthen that approach, we continued to add to our team of corporate credit analysts--the eleventh member of our team joined us in June.

     A larger and more diverse group of analysts gives us a better opportunity to add value for our shareholders because each team member brings unique experience and industry-specific knowledge to the team. Our analysts have diverse investment backgrounds with experience at an array of lending institutions, credit rating agencies and investment banks.



[left margin]

SOLID ECONOMIC GROWTH BOOSTED EARNINGS FOR MANY BUSINESSES, HELPING KEEP THE DEFAULT RATE ON HIGH-YIELD SECURITIES AT AROUND 2%.


CORPORATE CREDIT RESEARCH TEAM

DIRECTOR:
   GREG AFIESH

HIGH-YIELD ANALYSTS:
   MICHAEL DIFLEY
   TANYA FLEISCHER

CORPORATE  CREDIT ANALYSTS:
   DANIEL BAKER
   KALPESH DADBHAWALA
   ED GRANT
   KRISTINE IWAFUCHI
   LYNDA LOWRY
   SUDHA MANI
   GINA SANCHEZ
   TOM VAIANA



WE CONTINUED TO ADD TO OUR TEAM OF CORPORATE CREDIT ANALYSTS--THE ELEVENTH MEMBER OF OUR TEAM JOINED US IN JUNE.


4     1-800-345-2021


Performance--High-Yield
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF APRIL 30, 1998(1)

                                         INVESTOR CLASS (INCEPTION 9/30/97)

                                          DLJ HIGH YIELD     HIGH CURRENT YIELD FUND(2)
                          HIGH-YIELD           INDEX      AVERAGE RETURN    FUND'S RANKING

6 MONTHS ..................  7.65%             5.88%            6.34%              --
--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

LIFE OF FUND ..............  7.26%             5.74%            5.80%         41 OUT OF 230

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Analytical Services.

See pages 19-20 for more information about returns, the comparative index and Lipper fund rankings.


[mountain chart - data below]
GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 9/30/97

                          Value on 4/30/98:
                High-Yield Fund     DLJ High Yield Index
9/30/97              $10,000             $10,000
10/31/97             $9,963              $9,987
11/30/97             $10,044             $10,072
12/31/97             $10,174             $10,172
1/31/98              $10,437             $10,329
2/28/98              $10,491             $10,412
3/31/98              $10,667             $10,529
4/30/98              $10,726             $10,574

The chart at left shows the growth of a $10,000 investment over the life of the fund. The DLJ High Yield Index is provided for comparison. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. High-Yield's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.


                                                 www.americancentury.com      5


High-Yield--Q&A
-----------------------------------------------------------------------------

     An interview with Theresa Fennell, a portfolio manager on the Benham High-Yield fund investment team.

HOW DID THE FUND PERFORM OVER THE LAST SIX MONTHS?

     High-Yield performed very well, providing better returns and slightly higher income than the average high-yield fund. For the six months ended April 30, 1998, High-Yield returned 7.65%, compared with the 5.88% return of the DLJ High Yield Index and the 6.34% average return of the 233 "High Current Yield Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for the life-of-fund performance comparisons.)

WHAT ABOUT THE FUND'S YIELD?

     Its 30-day SEC yield rose substantially, from 7.41% to 7.97%, despite a decline in interest rates over the last six months. According to Lipper, the average high-yield fund had a 30-day SEC yield of 7.72% at the end of April.

     The increase in yield reflects the fund's lower average cash balances over the last six months. We invested the fund's assets gradually over its first month of existence, which held down the yield in October to 7.41%. In addition, since October we increased our position in higher-yielding telecommunications bonds, many of which were unrated.

     Although not a formal objective, we generally try to deliver a yield that's at least 250 basis points (a basis point equals 0.01%) higher than the yield on the 10-year Treasury note. At the end of April, 10-year Treasurys were yielding a little less than 5.7%, so we're getting closer to our yield target of greater than 8% based on current interest rates. Of course, there's no guarantee that the fund will reach this yield, and its yield will fluctuate as rates and its holdings change.

WHAT'S BEHIND HIGH-YIELD'S SOLID RETURNS?

     Returns benefited from higher yields and price gains by a number of portfolio holdings. Historically, about 90% of high-yield bond returns have come from interest payments. The last six months were unusual in that a greater-than-average portion of the fund's returns came from price appreciation

     With a current yield of just under 8% on April 30, you'd expect that the yield alone would give you about an 8% return over the course of a year. Because we're looking at a six-month period in this report, we'd have gotten roughly half that amount, or around 4%. The fund's actual total return was much higher, at 7.65%, so we got about 4% return from interest and 3.65% from price appreciation.

     In general, those price gains were a result of falling interest rates and improving credit quality. In particular, returns were boosted by the portfolio's heavy weighting in telecommunications securities, which performed very well.

WHY DID TELECOMMUNICATIONS DO SO WELL?

     The telecommunications industry is benefiting from deregulation, new technology and increased globalization. Deregulation has allowed new entrants into the market to compete for services traditionally offered by the Baby Bells. New technology is allowing companies to provide those services more cheaply and efficiently. Many domestic companies are expanding into global markets. Increased competition and open markets have also sparked a surge in merger and acquisition activity.



[left margin]]

HIGH-YIELD PERFORMED VERY WELL, PROVIDING BETTER RETURNS AND SLIGHTLY HIGHER INCOME THAN THE AVERAGE HIGH-YIELD FUND.



PORTFOLIO AT A GLANCE
                            4/30/98          10/31/97

NUMBER OF SECURITIES          64                32

WEIGHTED AVERAGE
MATURITY                    7.0 YRS           6.9 YRS

AVERAGE DURATION            5.5 YRS           5.0 YRS

EXPENSE RATIO (FOR
INVESTOR CLASS)             0.90%*            0.90%*

* Annualized.



YIELD AS OF APRIL 30, 1998

                           HIGH-YIELD
30-DAY SEC                   7.97%

Investment terms are defined in the Glossary on page 20.


6     1-800-345-2021


High-Yield--Q&A (continued)
-----------------------------------------------------------------------------

     Many new entrants into the telecommunications arena are using the high-yield market to finance expansion. Because these companies are in their infancy, it can be risky to buy their debt. Their interest rates also tend to be high because competition for capital means they must pay higher rates. But if those companies execute their business plans and mature from startups to established businesses, their debt will rise in value.

CAN YOU GIVE AN EXAMPLE OF SOME TELECOMMUNICATIONS SECURITIES IN THE PORTFOLIO THAT SAW BIG INCREASES IN VALUE?

     A good example is Teleport Communications, which provides local phone services in several major U.S. cities. In January, AT&T agreed to purchase Teleport, whose debt jumped in price as a result of the acquisition. Another example is Nextel Communications, which provides wireless communications. Nextel bond prices moved higher after the company announced it had secured additional financing to facilitate its buildout. Of course, not all portfolio holdings were so successful.

YOU MENTIONED EARLIER THAT FALLING INTEREST RATES HELPED THE FUND. HOW DO CHANGES IN RATES AFFECT THE PORTFOLIO?

     A bond or bond fund's price moves in the opposite direction of interest rates. For example, if a bond yields 7% and rates rise to 8%, you'd have to discount the price of your 7% bond to attract buyers. But if rates fell to 6%, your 7% bond would command a premium, or higher price, from the market.

     Fixed-income investors use a concept called "duration" to measure a bond or bond fund's price sensitivity to interest rate changes. The longer the duration, the more the price of a bond or fund rises when rates fall, and the more the price falls when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. Typically, the higher the interest rate and shorter the maturity, the lower the bond or fund's duration. High-yield bonds, which tend to have higher interest rates and intermediate-term maturities, generally have shorter durations--and therefore, less interest rate volatility--than higher-quality securities, which have lower interest coupons and are often issued with longer maturities.

     The fund did benefit from falling interest rates, but we don't rely on big duration bets to boost returns. Rather, we emphasize careful credit analysis and security selection to help us build a well-balanced portfolio of consistent to improving credits with attractive yields. Over the last six months, the fund's duration lengthened slightly, from 5 to 5.5 years. That's right around the intermediate-term duration we expect.

SEVERAL LARGE HIGH-YIELD FUNDS REPORTEDLY HOLD A PORTION OF ASSETS IN STOCKS, PRESUMABLY IN AN ATTEMPT TO BOOST RETURNS. DOES HIGH-YIELD HOLD ANY EQUITY SECURITIES?

     No. We're sticking to our marching orders, which are to buy high-yield U.S. corporate bonds. While we have the flexibility to invest up to 20% of assets in equities and 40% in international bonds, we don't intend to take big positions in these markets.


[right margin]

THE FUND DID BENEFIT FROM FALLING INTEREST RATES, BUT WE DON'T RELY ON BIG DURATION BETS TO BOOST RETURNS.


TOP FIVE INDUSTRIES (AS OF 4/98)
                              % OF FUND INVESTMENTS

PAPER & FOREST PRODUCTS                       9.8%

TELEPHONE COMMUNICATIONS                      8.1%

WIRELESS COMMUNICATIONS                       6.8%

ENERGY (PRODUCTION &
MARKETING)                                    6.1%

BUSINESS SERVICES
& SUPPLIES                                    6.0%


TOP FIVE INDUSTRIES (AS OF 10/97)
                              % OF FUND INVESTMENTS

WIRELESS COMMUNICATIONS                       16.3%

STEEL                                         13.5%

ENERGY (PRODUCTION &
MARKETING)                                    10.9%

TELEPHONE COMMUNICATIONS                       9.9%

METALS & MINING                                9.2%


                                                 www.americancentury.com      7


High-Yield--Q&A (continued)
-----------------------------------------------------------------------------

WHAT'S YOUR OUTLOOK FOR THE HIGH-YIELD BOND MARKET?

     We have a generally positive outlook, despite the fact that yield spreads between high-yield and Treasury bonds remain near historic lows. Even at these levels we've been able to find what we consider attractive buys. Demand for high-yield bonds is very strong, particularly from large institutional investors such as insurance companies and pension funds. Because they tend to be long-term, buy-and-hold investors, their presence in the market is a good sign of support for high-yield bonds.

WHAT DO YOU SEE FOR CREDIT QUALITY GOING FORWARD?

     Credit quality is generally good, though we think we may be on the verge of seeing some deterioration in quality down the line--we believe we're late in the business cycle and could be in for slower economic growth. Also, the Asian economic crisis could be a drag on the U.S. economy. That would hurt the credit quality of some of the more economically sensitive issues. However, a robust consumer sector, which accounts for about two-thirds of economic growth, suggests it's unlikely the economy will slow dramatically in the near future.

WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

     We're going to continue to use our credit-intensive approach to security selection. We're also going to try to maintain the overall quality of our portfolio, even if it means giving up yield in a declining interest rate environment.

     We'll try to continue to outperform our peers by buying what we think are good, attractively priced bonds with the potential to increase in value. That means we'll likely continue to maintain a relatively large position in telecommunications bonds. We'll also continue to take a conservative approach to managing the fund's duration, keeping it around five years.



[left margin]

DEMAND  FOR   HIGH-YIELD   BONDS  IS  VERY  STRONG,   PARTICULARLY   FROM  LARGE
INSTITUTIONAL INVESTORS SUCH AS INSURANCE COMPANIES AND PENSION FUNDS.


PORTFOLIO COMPOSITION BY CREDIT RATING

                     % OF FUND INVESTMENTS
                    AS OF             AS OF
                   4/30/98          10/31/97

AAA                   6%                3%

BB                    6%                4%

B                    74%               92%

CCC                   2%               --

UNRATED              12%                1%



WE'LL TRY TO CONTINUE TO OUTPERFORM OUR PEERS BY BUYING WHAT WE THINK ARE GOOD, ATTRACTIVELY PRICED BONDS WITH THE POTENTIAL TO INCREASE IN VALUE.


8     1-800-345-2021


High-Yield's Schedule of Investments
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount                                                    Value
-----------------------------------------------------------------------------

CORPORATE BONDS

AUTOMOBILES & AUTO PARTS--2.5%

               $  250,000  Breed Technologies, Inc., 9.25%,
                              4/15/08 (Acquired 4/21/98,
                              Cost $250,000)(1)               $    252,187

                  500,000  Stanadyne Automotive Corp.,
                              10.25%, 12/15/07 (Acquired
                              12/4/97, Cost $500,000)(1)           512,500
                                                              -----------------

                                                                   764,687
                                                              -----------------

BANKING--3.6%

                  500,000  Bay View Capital Corp., 9.125%,
                              8/15/02                              516,250

                  540,000  Ocwen Capital Trust I, 10.875%,
                              8/1/27                               594,000
                                                              -----------------

                                                                 1,110,250
                                                              -----------------

BROADCASTING & MEDIA--6.0%

                  750,000  21st Century Telecom Group,
                            11.04%, 2/15/08 (Acquired
                            2/2/98, Cost $413,069)(1)(2)           438,750

                  500,000  Fox Kids Worldwide Inc., 9.25%,
                              11/1/07 (Acquired 4/29/98,
                              Cost $495,000)(1)                    495,000

                  500,000  Intl. Cabletel Inc., 9.11%,
                              2/1/06(2)                            400,625

                  750,000  RCN Corp., 10.08%, 10/15/07(2)          498,750
                                                              -----------------

                                                                 1,833,125
                                                              -----------------

BUSINESS SERVICES & SUPPLIES--6.0%

                  250,000  Elgar Holdings Inc., 9.875%,
                              2/1/08 (Acquired 1/30/98,
                              Cost $250,000)(1)                    255,625

                  500,000  Intermedia Capital Partners,
                              11.25%, 8/1/06                       561,250

                  500,000  Nationwide Credit, Inc., 10.25%,
                              1/15/08 (Acquired 1/23/98,
                              Cost $500,000)(1)                    511,250

                  500,000  Unicco Service/Finance, Series B,
                              9.875%, 10/15/07 (Acquired
                              10/14/97, Cost $497,650)(1)          511,875
                                                              -----------------

                                                                 1,840,000
                                                              -----------------

CHEMICALS & RESINS--1.8%

                  500,000  Texas Petrochemical Corp.,
                              11.125%, 7/1/01                      552,500
                                                              -----------------

COMMUNICATIONS EQUIPMENT--1.4%

                  500,000  Clearnet Communications Inc.,
                              9.76%, 12/15/05(2)                   418,750
                                                              -----------------

COMMUNICATIONS SERVICES--1.7%

                  500,000  Paging Network, Inc., 10.00%,
                              10/15/08                             521,250
                                                              -----------------


Principal Amount                                                    Value
-----------------------------------------------------------------------------

COMPUTER SOFTWARE & SERVICES--4.7%

               $1,000,000  ICG Services Inc., 9.14%,
                              2/15/08 (Acquired 2/10/98,
                              Cost $613,410)(1)(2)            $    651,250

                  500,000  PSINet Inc., 10.00%, 2/15/05
                              (Acquired 4/7/98, Cost
                              $500,000)(1)                         515,000

                  250,000  Unisys Corp., 12.00%, 4/15/03           283,125
                                                              -----------------

                                                                 1,449,375
                                                              -----------------

CONTROL & MEASUREMENT--1.8%

                  500,000  Goss Graphic Systems Inc.,
                              12.00%, 10/15/06                     565,000
                                                              -----------------

ELECTRICAL & ELECTRONIC
COMPONENTS--4.1%

                  250,000  International Utility
                              Structures Inc.,
                              10.75%, 2/1/08 (Acquired
                              1/27/98, Cost $250,000)(1)           260,000

                  500,000  MCMS, Inc., 9.75%, 3/1/08
                              (Acquired 2/20/98-3/20/98,
                              Cost $500,625)(1)                    505,000

                  500,000  Trench Electric & Trench Inc.,
                              10.25%, 12/15/07 (Acquired
                              12/11/97, Cost $500,000)(1)          508,750
                                                              -----------------

                                                                 1,273,750
                                                              -----------------

ENERGY (PRODUCTION & MARKETING)--6.1%

                  250,000  Belco Oil & Gas Corp., Series B,
                              10.50%, 4/1/06                       270,625

                  525,000  Cross Timbers Oil Co., Series B,
                              9.25%, 4/1/07 (Acquired
                              3/30/98-4/30/98,
                              Cost $551,344)(1)                    548,625

                  750,000  Kelley Oil & Gas Corp., 10.375%,
                              10/15/06                             780,000

                  250,000  United Meridian Corp., 10.375%,
                              10/15/05                             276,250
                                                              -----------------

                                                                 1,875,500
                                                              -----------------

ENERGY (SERVICES)--1.8%

                  250,000  Trico Marine Services, Inc., 8.50%,
                              8/1/05 (Acquired 12/18/97,
                              Cost $250,625)(1)                    252,500

                  500,000  Universal Compression Inc., 9.02%,
                              2/15/08 (Acquired 2/13/98,
                              Cost $309,200)(1)(2)                 311,250
                                                              -----------------

                                                                   563,750
                                                              -----------------

ENVIRONMENTAL SERVICES--1.7%

                  500,000  Envirosource, Inc., 9.75%,
                              6/15/03                              511,250
                                                              -----------------

See Notes to Financial Statements


                                                 www.americancentury.com      9


High-Yield's Schedule of Investments (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount                                                    Value
-----------------------------------------------------------------------------

FINANCIAL SERVICES--5.9%

               $  750,000  AMRESCO, INC., Series 1998 A,
                              9.875%, 3/15/05                 $    772,500

                  500,000  Intertek Finance PLC, Series B,
                              10.25%, 11/1/06                      531,875

                  500,000  Metris Companies Inc., 10.00%,
                              11/1/04                              525,625
                                                              -----------------

                                                                 1,830,000
                                                              -----------------

HEALTHCARE--0.8%

                  250,000  Magellan Health Services, Inc.,
                              9.00%, 2/15/08 (Acquired
                              2/5/98, Cost $250,000)(1)            249,062
                                                              -----------------

METALS & MINING--2.7%

                  500,000  Renco Metals Inc., 11.50%,
                              7/1/03                               537,500

                  250,000  Westmin Resources Ltd., 11.00%,
                              3/15/07                              301,875
                                                              -----------------

                                                                   839,375
                                                              -----------------

PAPER & FOREST PRODUCTS--9.8%

                  750,000  Ainsworth Lumber Co. Ltd., PIK,
                              12.50%, 7/15/07                      802,500

                  250,000  Amscan Holdings, Inc., 9.875%,
                              12/15/07 (Acquired 12/15/97,
                              Cost $250,000)(1)                    260,625

                  500,000  Gaylord Container Corp., Series B,
                              9.75%, 6/15/07 (Acquired
                              9/30/97-1/15/98,
                              Cost $499,063)(1)                    507,500

                  500,000  Graham Packaging Co., 9.46%,
                              1/15/09 (Acquired 1/26/98,
                              Cost $297,670)(1)(2)                 317,500

                  500,000  Grupo Industrial Durango,
                              S.A. de C.V., 12.625%, 8/1/03        569,275

                  275,000  Printpack Inc., 10.625%, 8/15/06        299,063

                  250,000  Repap New Brunswick, 10.625%,
                              4/15/05                              260,000
                                                              -----------------

                                                                 3,016,463
                                                              -----------------

RETAIL (SPECIALTY)--0.8%

                  250,000  Finlay Enterprises, Inc., 9.00%,
                              5/1/08                               251,250
                                                              -----------------

RUBBER & PLASTICS--1.7%

                  500,000  Day International Group Inc.,
                              9.50%, 3/15/08 (Acquired
                              3/13/98, Cost $498,190)(1)           506,250
                                                              -----------------

STEEL--4.4%

                  750,000  GS Technologies, 12.25%,
                              10/1/05                              845,625

                  500,000  Keystone Consolidated Industries,
                              Inc., 9.625%, 8/1/07 (Acquired
                              9/30/97-10/1/97,
                              Cost $514,063)(1)                    512,500
                                                              -----------------

                                                                 1,358,125
                                                              -----------------


Principal Amount                                                    Value
-----------------------------------------------------------------------------

TELEPHONE COMMUNICATIONS--8.1%

               $1,000,000  Allegiance Telecom Inc., 10.64%,
                              2/15/08 (Acquired 1/29/98,
                              Cost $562,870)(1)(2)            $    575,000

                1,000,000  DTI Holdings Inc., 11.25%,
                              3/1/08 (Acquired 2/13/98,
                              Cost $543,920)(1)(2)                 587,500

                  500,000  GST USA, Inc., 9.63%,
                           12/15/05(2)                             410,625

                  750,000  IDT Corp., 8.75%, 2/15/06
                              (Acquired 2/12/98-4/14/98,
                              Cost $749,063)(1)                    744,375

                  250,000  Intermedia Communications Inc.,
                              8.97%, 7/15/02(2)                    183,438
                                                              -----------------

                                                                 2,500,938
                                                              -----------------

TEXTILES & APPAREL--1.7%

                  500,000  Worldtex Inc., 9.625%, 12/15/07
                              (Acquired 11/20/97-4/3/98,
                              Cost $505,000)(1)                    514,375
                                                              -----------------

TRANSPORTATION--4.3%

                  750,000  Atlas Air, Inc., 10.75%, 8/1/05         806,250

                  250,000  Diamond Triumph Auto, 9.25%,
                              4/1/08 (Acquired 3/25/98,
                              Cost $250,000)(1)                    255,625

                  250,000  Kitty Hawk, Inc., 9.95%, 11/15/04       258,750
                                                              -----------------

                                                                 1,320,625
                                                              -----------------

WIRELESS COMMUNICATIONS--6.8%

                  500,000  Centennial Cellular Corp., 8.875%,
                              11/1/01                              516,250

                  250,000  Metrocall, Inc., 10.375%, 10/1/07       260,000

                  250,000  Microcell Telecommunications Inc.,
                              11.36%, 6/1/06(2)                    187,813

                  500,000  NEXTEL Communications, Inc.,
                              8.47%, 8/15/04(2)                    483,125

                  500,000  NEXTEL Communications, Inc.,
                              9.22%, 2/15/08 (Acquired
                              2/25/98, Cost $305,000)(1)(2)        319,375

                  500,000  Telesystem International Wireless
                              Inc., Series C, 9.56%, 11/1/07
                              (Acquired 10/22/97, Cost
                              $299,575)(1)(2)                      319,375
                                                              -----------------

                                                                 2,085,938
                                                              -----------------

TOTAL CORPORATE BONDS--90.2%                                    27,751,588
                                                              -----------------
   (Cost $27,349,709)

See Notes to Financial Statements


10     1-800-345-2021


High-Yield's Schedule of Investments (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

Principal Amount                                                    Value
-----------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS

               $1,538,000  FHLMC Discount Notes, 5.43%,
                               5/1/98(3)                      $  1,538,000

   Repurchase Agreement, Merrill Lynch & Co., Inc.,
       (U.S. Treasury obligations), in a joint trading
       account at 5.375%, dated 4/30/98, due
       5/1/98 (Delivery value $1,479,221)                        1,479,000
                                                              -----------------

TOTAL TEMPORARY CASH
INVESTMENTS--9.8%                                                3,017,000
                                                              -----------------
   (Cost $3,017,000)

TOTAL INVESTMENT SECURITIES--100.0%                             $30,768,588
                                                              -----------------
   (Cost $30,366,709)

NOTES TO SCHEDULE OF INVESTMENTS

PIK = Payment in Kind. Coupon payments may be in the form of additional bonds.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at April 30, 1998, was $12,198,624, which represented 41.4% of net assets. None of these securities are considered to be illiquid.

(2) Step-coupon security. Yield to maturity at purchase is indicated. These securities become interest bearing at a predetermined rate and future date and are purchased at a substantial discount from their value at maturity.

(3) Rate disclosed is the yield to maturity at purchase.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments the fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the dollar value of other short-term investments that are considered the same as cash

* the percentage of total investments in each industry

* the percent and dollar breakdown of each investment category

                                               See Notes to Financial Statements


                                                www.americancentury.com      11


Statement of Assets and Liabilities
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

ASSETS

Investment securities, at value
  (identified cost of $30,366,709) (Note 3) .................       $ 30,768,588

Receivable for investments sold .............................            601,500

Receivable for capital shares sold ..........................                346

Interest receivable .........................................            465,446
                                                                    ------------

                                                                      31,835,880
                                                                    ------------

LIABILITIES

Disbursements in excess of
  demand deposit cash .......................................            968,499

Payable for investments purchased ...........................          1,309,086

Payable for capital shares redeemed .........................             18,387

Accrued management fees (Note 2) ............................             21,432

Dividends payable ...........................................             38,160
                                                                    ------------

                                                                       2,355,564
                                                                    ------------

Net Assets ..................................................       $ 29,480,316
                                                                    ------------

CAPITAL SHARES, $0.01 PAR VALUE

Authorized ..................................................        200,000,000
                                                                    ------------


Outstanding .................................................          2,878,065
                                                                    ------------


Net Asset Value Per Share ...................................       $      10.24
                                                                    ------------

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus) .....................       $ 28,958,148

Accumulated undistributed net
  realized gain from investment
  transactions ..............................................            120,289

Net unrealized appreciation on
  investments (Note 3) ......................................            401,879
                                                                    ------------

                                                                    $ 29,480,316
                                                                    ------------

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This page details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); income; net gains earned but not yet paid out to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized gains or losses). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


12     1-800-345-2021


Statement of Operations
-----------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)

INVESTMENT INCOME

Income:

Interest ..................................................           $  943,495
                                                                      ----------

Expenses (Note 2):

Management fees ...........................................               94,768

Directors' fees and expenses ..............................                   99
                                                                      ----------

                                                                          94,867
                                                                      ----------

Net investment income .....................................              848,628
                                                                      ----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ..........................              120,289

Change in net unrealized
  appreciation on investments .............................              513,551
                                                                      ----------

Net realized and unrealized
  gain on investments .....................................              633,840
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ...............................           $1,482,468
                                                                      ----------


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized gains or losses

                                               See Notes to Financial Statements


                                                www.americancentury.com      13


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
AND SEPTEMBER 30, 1997 (INCEPTION) THROUGH OCTOBER 31, 1997

Increase in Net Assets:

                                                       1998               1997
OPERATIONS

Net investment income ........................    $    848,628     $     69,472

Net realized gain on investments .............         120,289             --

Change in net unrealized appreciation
   (depreciation) on investments .............         513,551         (111,672)
                                                  ------------     ------------

Net increase (decrease) in net
  assets resulting from operations ...........       1,482,468          (42,200)
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...................        (848,628)         (69,472)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ....................      32,931,025       11,671,040

Proceeds from reinvestment
  of distributions ...........................         730,692           65,996

Payments for shares redeemed .................     (15,887,233)        (553,372)
                                                  ------------     ------------

Net increase in net assets from
  capital share transactions .................      17,774,484       11,183,664
                                                  ------------     ------------

Net increase in net assets ...................      18,408,324       11,071,992

NET ASSETS

Beginning of period ..........................      11,071,992             --
                                                  ------------     ------------

End of period ................................    $ 29,480,316     $ 11,071,992
                                                  ------------     ------------

TRANSACTIONS IN
SHARES OF THE FUND

Sold .........................................       3,251,674        1,166,684

Issued in reinvestment of distributions ......          71,945            6,666

Redeemed .....................................      (1,563,364)         (55,540)
                                                  ------------     ------------

Net increase .................................       1,760,255        1,117,810
                                                  ------------     ------------


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* performance (operations)

* distributions to shareholders

* shareholders either investing, reinvesting distributions, or withdrawing mone

The changes are broken out into:

* operations--a summary of the Statement of Operations from the previous page for the current period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestment of distributions, and redemptions

The statements also include net assets at the beginning and end of the period.

See Notes to Financial Statements


14     1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham High-Yield Fund (the
Fund) is one of the thirteen series of funds issued by the Corporation. The Fund's investment objective is to seek high current income by investing in a diversified portfolio of high-yielding corporate bonds, debentures and notes. The Fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The Fund is authorized to issue two classes of shares: the Investor Class and the Advisor Class. The two classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class had not commenced as of the report date. The following significant accounting policies, related to all classes of the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT--Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Effective January 15, 1998, Funds Distributor, Inc.
(FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.


                                                www.americancentury.com      15


Notes to Financial Statements (continued)
-----------------------------------------------------------------------------
APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will by paid by ACIM. The fee is computed daily and paid monthly based on the Fund's class average closing net assets during the previous month. The annual management fee for the Investor Class is 0.90%.

      The Board of Directors adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred by financial intermediaries in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Fund. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers.

     Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of securities, excluding short-term investments, were $25,657,764 and $9,772,438, respectively.

     As of April 30, 1998, accumulated net unrealized appreciation for federal income tax purposes was $401,879, which consisted of unrealized appreciation of $447,284 and unrealized depreciation of $45,405. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


16     1-800-345-2021


High-Yield's Financial Highlights
-----------------------------------------------------------------------------
                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED


                                                      1998(1)        1997(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period .........     $     9.91       $    10.00
                                                   ----------       ----------

Income From Investment Operations

  Net Investment Income ......................           0.41             0.06

  Net Realized and Unrealized Gain
   (Loss) on Investment Transactions .........           0.33            (0.09)
                                                   ----------       ----------

Total From Investment Operations .............           0.74            (0.03)
                                                   ----------       ----------

Distributions

  From Net Investment Income .................          (0.41)           (0.06)
                                                   ----------       ----------

Net Asset Value, End of Period ...............     $    10.24       $     9.91
                                                   ----------       ----------

  Total Return(3) ............................           7.65%           (0.27)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
  Average Net Assets(4) ......................           0.90%            0.90%

Ratio of Net Investment Income
  to Average Net Assets(4) ...................           8.06%            7.39%

Portfolio Turnover Rate ......................             65%            --

Net Assets, End of Period
  (in thousands) .............................     $   29,480       $   11,072

(1) Six months ended April 30, 1998 (unaudited).

(2) September 30, 1997 (inception) through October 31, 1997.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total return is not annualized.

(4) Annualized.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* distributions of income and capital gains paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


                                                www.americancentury.com      17


Retirement Account Information
-----------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18     1-800-345-2021


Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     HIGH-YIELD seeks to provide a high level of interest income by investing in a diversified portfolio of high-yielding fixed-income securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-quality corporate bonds, with an emphasis on securities rated BB or B. The fund has no average maturity limitations, but it typically invests in intermediate- and long-term bonds.

     Lower-rated bonds may be subject to greater default risk, liquidity risk and price volatility.

COMPARATIVE INDICES

     The index listed below is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The DLJ HIGH YIELD INDEX is a broad index of corporate bonds with credit ratings below investment grade. The index has an average maturity of 8 years and an average credit rating of BB/B.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. The Lipper category for High-Yield is:

     HIGH CURRENT YIELD FUNDS--funds that aim at high current yield from fixed-income securities. No quality or maturity restrictions; funds tend to invest in lower-grade debt issues.


[right margin]

INVESTMENT TEAM LEADERS

HIGH-YIELD

PORTFOLIO MANAGER:
   THERESA FENNELL

HIGH-YIELD ANALYSTS:
   MICHAEL DIFLEY
   TANYA FLEISCHER


                                                www.americancentury.com      19


Glossary
-----------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* CORPORATE BONDS--debt securities or instruments issued by companies and corporations. Short-term corporate securities are tyically issued to raise cash and cover current expenses in anticipation of future revenues; longer-term corporate securities are issued to finance capital expenditures, such as new plant construction or equipment purchases.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. The High-Yield fund generally invests in securities that are below investment grade, including those with the following credit ratings:

     BB--securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

     B--securities that are more vulnerable to default than BB-rated securities but whose issuers are currently able to meet their obligations.

     CCC--securities that are currently vulnerable to default and are dependent on favorable economic or business conditions for the issuers to meet their obligations.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.


20     1-800-345-2021

[inside back cover]

[left margin]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: WWW.AMERICANCENTURY.COM


AMERICAN CENTURY MUTUAL FUNDS INC.


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
FUNDS DISTRIBUTOR, INC.

[recycled logo]
   Recycled


[back cover]

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century
1958-1998

American Century Investments                                    BULK RATE
P.O. Box 419200                                             U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                  AMERICAN CENTURY
www.americancentury.com                                         COMPANIES




9806                              (c)1998 American Century Services Corporation
SH-BKT-12671                                            Funds Distributor, Inc.

[front cover]
                                                                  April 30, 1998
SEMIANNUAL REPORT
-----------------
AMERICAN CENTURY

   [graphic of globe, U.S. Currency, and money managers overlooking monitors]

TWENTIETH CENTURY GROUP
-----------------------
ULTRA
VISTA

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                 Century(reg.tm)
[inside front cover]

A Note from the Founder
--------------------------------------------------------------------------------

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in turn, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers



About our New Report Design
--------------------------------------------------------------------------------

WHY WE CHANGED.

We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q & As with fund managers. We hope the new design will make the reports more interesting and understandable, and easier for you to keep abreast of your fund's strategy and performance.

WHAT'S NEW.

The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

* Larger type size in many sections.
* Brief explanations of the financial statements.
* More prominent graphs and charts.
* Quotes in the margins to highlight report content.

THE BOTTOM LINE.

The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money, but cuts down on the number of mailing pieces you receive.

The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

We believe we've come up with a more interesting, informative, and user-friendly publication.

We hope you enjoy it.


[left margin]

TWENTIETH CENTURY GROUP
ULTRA
(TWCUX)

TWENTIETH CENTURY GROUP
VISTA
(TWCVX)



[40 Years logo]
Four Decades of Serving Investors
American Century
1958-1998

On the Cover:
Kevin  Lewis and  Cindy  Miller  are part of the  investment  group at  American
Century.


Our Message to You
--------------------------------------------------------------------------------

[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr. with James E. Stowers III, seated

     Stocks have posted historic returns over the last three calendar years (1995-1997), and the first six months of our fiscal year (October 31, 1997, to April 30, 1998) did not interrupt the momentum. U.S. financial indices continued to soar, the generous market values accorded many large, high-profile companies grew even more generous, and small to midsize stocks performed respectably.

     We've been optimistic about the stock market for many years, and today is no exception. We believe stocks should continue to produce good returns over the long haul. But there is one key provision: Inflation and interest rates must remain low. Low inflation and interest rates fuel economic growth and provide a healthy environment for financial assets. Our capital markets should do well until that environment changes.

     Corporate America is also in excellent condition. Companies are highly productive and generating historically strong returns on their investments, including investments in their own stock.

     But despite the robust economy, not every company is selling at record prices. This remains a market of individual stocks. Many companies have earnings growth and profitability that have not been fully appreciated by the market.

     On the corporate front, the past six months have been eventful for American Century. As many of you may know, we gained a powerful business partner in January, when J.P. Morgan became a substantial minority shareholder. The new business partnership will eventually broaden the menu of investment options and services we provide.

     We also hope you like the new design of this report. Our annual and semiannual reports contain a wealth of information about fund strategies and holdings. The new design is intended to and should encourage readers to take a Corporate America is also in excellent make this information more accessible closer look. For Ultra shareholders, we've included an article that provides an account of the fund's history and fine long-term performance.

     Finally, we're proud to note that 1998 is our 40th anniversary. Few fund companies have been around that long, and not many offer nearly 70 stock, bond, money market and blended (stock and bond) funds that provide investors with such a wide range of choice and flexibility.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer


[left margin]
               Table of Contents

   Report Highlights ..................    2

   Market Perspective .................    3

ULTRA

   Performance Information ............    5

   Management Q & A ...................    6

   Portfolio at a Glance ..............    6

   Top Ten Holdings ...................    7

   Top Five Industries ................    7

   Types of Investments ...............    8

   Schedule of Investments ............    9

   Financial Highlights ...............   26

VISTA

   Performance Information ............   13

   Management Q & A ...................   14

   Portfolio at a Glance ..............   14

   Top Ten Holdings ...................   15

   Top Five Industries ................   15

   Types of Investments ...............   16

   Schedule of Investments ............   17

   Financial Highlights ...............   29

FINANCIAL STATEMENTS

   Statements of Assets and Liabilities   19

   Statements of Operations ...........   20

   Statements of Changes
   in Net Assets ......................   21

   Notes to Financial Statements ......   22

   Share Class and Retirement
   Account Information ................   32

   Background Information

      Investment Philosophy
      and Policies ....................   33

      Comparative Indices .............   33

      Investment Team
      Leaders .........................   33

   Glossary ...........................   34


                                              www.americancentury.com        1


Report Highlights
--------------------------------------------------------------------------------

THE MARKET

* The U.S. stock market continued its powerful advance during the six months ended April 30, 1998. The S&P 500 gained 22.47%.

* A robust economy has fueled the stock market's performance. Low inflation and interest rates and continued corporate earnings growth have contributed to economic strength.

* Earnings growth and productivity are top corporate priorities. The U.S. is one of the most technologically proficient of the industrial nations, and as a result, many U.S. companies are enjoying high returns.

* Investors also continue to pour money into the market. Stock prices and investor expectations remain high. On a historical basis, corporate assets are expensive, and the average dividend yield is very low.

ULTRA

* Ultra's Investor Class shares posted a 21.58% return for the six months ended April 30, 1998. (See total returns on page 5.)

* Technology holdings were reduced in late 1997. The biggest increase in the portfolio was in the communications services area, which includes cable companies and regional Bell operating companies, or "Baby Bells."

* Ultra's top performing stock was America Online. Its price jumped in early 1998 after AOL announced a 10% increase in its monthly unlimited access fee. Another strong performer was Pfizer, a dominant pharmaceutical company with a number of new drugs on the market.

*    Ultra's  portfolio  is  diversified  across  a  broader   cross-section  of
     industries than in the past. The fund is also being run by a larger investment team.

VISTA

* Vista's Investor Class shares posted a -0.44% return for the six months ended April 30, 1998. Vista's benchmark, the Russell 2500 Growth, returned 10.04%. (See total returns on page 13.)

* The portfolio was overweighted in technology and energy stocks that were hurt by troubles in Southeast Asia. Its lighter weighting in strong performing financial stocks also restrained returns.

* Significant changes have been made in the portfolio in an effort to improve results. The fund is more diversified across a range of industries than in the past, and its holdings have been repositioned to gain exposure to more seasoned companies.

* Vista's three largest holdings on April 30 -- USA Waste Services, Stage Stores and Parametric Technology -- also were its top performers. These are companies whose earnings and revenue growth should prove less volatile than the stocks they replaced.


[left margin]
                    ULTRA (TWCUX)(1)

TOTAL RETURNS:                   AS OF 4/30/98

    6 Months                         21.58%(2)
    1 Year                              39.75%

NET ASSETS:                       $26 billion

INCEPTION DATE:                        11/2/81


                    VISTA (TWCVX)(1)

TOTAL RETURNS:                   AS OF 4/30/98

    6 Months                         -0.44%(2)
    1 Year                              26.13%

NET ASSETS:                       $1.5 billion

INCEPTION DATE:                       11/25/83


A robust  economy  has  fueled the stock
market's performance.  Low inflation and
interest  rates and continued  corporate
earnings  growth  have   contributed  to
economic strength.


(1)       Investor Class.
(2)       Not annualized.

Investment terms are defined in the Glossary on page 34.


2   1-800-345-2021


Market Perspective from Bob Puff
--------------------------------------------------------------------------------

[photo of Bob Puff]
Bob Puff, chief investment officer of American Century Investments

A POWERFUL UPSLOPE

     Just how quickly has the stock market appreciated over the past few years? It took approximately 16 years, from 1970-1985, for the Standard & Poor's 500 to double. Only six years later, it had doubled again, and roughly five years later, in early 1997, it had doubled once more, to 800. At the end of April 1998, the index was just over 1100. As the chart on page 4 illustrates, the S&P 500's recent climb has been very steep.

     Looked at another way, calendar 1995-1997 marked one of the best three-year performance runs on record. It was, in fact, the most consistent performance period ever for large-stock indices like the S&P 500. All three years saw returns top 20%. During the six months ended April 30, the S&P 500 barely stopped to catch its breath, gaining 22.47%.

     Lower corporate earnings, a tight U.S. labor market, and the collapse of the "Asian Miracle" have slowed the index only briefly.

     How can we account for the market's success?

A POWERHOUSE ECONOMY

     Stocks owe much of their success to a robust, low-inflation economy. The U.S. economy is currently demonstrating a vigor we haven't seen in a generation.

* U.S. economic growth hit 3.8% in 1997, and 4.8% in the first quarter  of 1998

* Inflation was a mere 1.4% for the 12 months ended April 30, 1998.

* In 1997, prices rose at the slowest pace in 12 years.

* Real interest rates (after adjusting for inflation) are among the lowest since the 1960s.

* Unemployment hit its lowest level in 28 years.

* The U.S. government is projecting the first budget surplus in 30 years.

     A successful market is also tied to the success of individual companies. Earnings growth and productivity are at the top of the business agenda. We are also among the most technologically proficient of the industrial nations, and as a result, U.S. companies have enjoyed an extraordinarily high record of profitability. Earnings have been on a double-digit growth spurt for five of the last six years.

     Given the positive business climate, it's not surprising stocks remain such a popular investment, and that cash continues to flow into the market at record volumes.

     However, by some key measures stock prices are very expensive. The average stock in the S&P 500 now costs more than 25 times last year's earnings, a historical high. Corporate assets are also richly valued. Investors are paying roughly five times balance sheet assets, or twice the historical average. The dividend yield on the average S&P stock is less than 1.5%, another record.


[right margin]

Calendar  1995-1997  marked  one  of the
best  three-year   performance  runs  on
record.   It  was,  in  fact,  the  most
consistent performance period ever for large-stock indices like the S&P 500.

MARKET RETURNS
FOR THE SIX MONTHS ENDED APRIL 30, 1998

S&P 500                  22.47%
S&P MIDCAP 400           19.17%
RUSSELL 2000             11.88%
Source: Lipper Analytical Services, Inc.

These  indices   represent   the   performance   of  large,   medium  and  small
capitalization stocks.


[line graph - data below]

MARKET PERFORMANCE (GROWTH OF $1.00)
FOR THE SIX MONTHS ENDED APRIL 30, 1998
                S&P 500     S&P Mid-Cap 400    Russell 2000
10/31/97         $1.00           $1.00             $1.00
11/30/97         $1.05           $1.01             $0.99
12/31/97         $1.06           $1.05             $1.01
1/31/98          $1.08           $1.03             $0.99
2/28/98          $1.15           $1.12             $1.07
3/31/98          $1.21           $1.17             $1.11
4/30/98          $1.22           $1.19             $1.12


                                                 www.americancentury.com   3


Market Perspective (continued)
--------------------------------------------------------------------------------

INFLATION, INTEREST RATES, AND EARNINGS

     What could make the world less equity-friendly? Most probably, an upturn in inflation or a substantial decline in earnings. One doesn't have to look much farther than the last half of 1997, when a spike in oil prices, combined with the deepening economic crisis in Southeast Asia, raised the specter of higher inflation and lower earnings -- and temporarily set the market on its ear.

     If inflation picks up, interest rates are likely to rise too, as the bond market and the Federal Reserve boost interest rates to slow the economy. Higher interest rates increase the cost of borrowing for everyone, from corporations to prospective home buyers, and thus tend to slow economic growth and dampen inflation. Our central bank, the Federal Reserve Board, sets short-term interest rates, but market forces determine intermediate and long-term rates.

     Over the past few years, bond investors have been quick to push rates up -- and moderate economic growth -- at the first hint of inflation. In other words, market forces, and not the Federal Reserve, took the lead in raising and lowering interest rates.

     In 1997, inflation failed to take off. Oil prices went into a tailspin when Asian demand fell. By early 1998, as crude oil prices hit a nine-year low, stocks were soaring, even though the fallout from Asia had slowed many companies' earnings.

     This remains a very resilient market, and we are optimistic about its long-term prospects. But expectations are running high, as reflected in the market's steep climb over the last three-plus years. Any uptick in inflation or interest rates could lead to an increase in price volatility and perhaps to lower returns. Over the short-term, the market may need to digest its substantial gains.


[left margin]

This  remains a very  resilient  market,
and  we   are   optimistic   about   its
long-term  prospects.  But  expectations
are running  high,  as  reflected in the
market's   steep  climb  over  the  last
three-plus years.

[mountain graph - data below]

S&P 500 PERFORMANCE
FROM DECEMBER 1970 TO DECEMBER 1997

DATE            PRICE
12/97           970.43
12/96           740.74
12/95           615.93
12/94           459.27
12/93           466.45
12/92           435.71
12/91           417.09
12/90           330.22
12/89           353.40
12/88           277.72
12/87           247.08
12/86           242.17
12/85           211.28
12/84           167.24
12/83           164.93
12/82           140.64
12/81           122.55
12/80           135.76
12/79           107.94
12/78           96.11
12/77           95.10
12/76           107.46
12/75           90.19
12/74           68.56
12/73           97.55
12/72           118.05
12/71           102.09
12/70           92.15

Source: Bloomberg


4   1-800-345-2021


Performance--Ultra
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998
                              INVESTOR CLASS                 ADVISOR CLASS             INSTITUTIONAL CLASS
                            (INCEPTION 11/2/81)            (INCEPTION 10/2/96)         (INCEPTION 11/14/96)

                            ULTRA         S&P 500          ULTRA         S&P 500        ULTRA      S&P 500
6 MONTHS* ................  21.58%         22.47%          21.48%         22.47%        21.71%      22.47%

1 YEAR ...................  39.75%         41.01%          39.41%         41.01%        40.04%      41.01%
-------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS ..................  28.21%         31.85%            --             --            --           --

5 YEARS ..................  22.12%         23.21%            --             --            --           --

10 YEARS .................  22.25%         18.87%            --             --            --           --

LIFE OF FUND .............  18.66%         18.13%          26.68%         37.11%        26.15%      35.11%

* Returns for periods less than one year are not annualized.

See pages 32, 33 and 34 for information about share classes, the S&P 500 and returns.

These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The S&P 500 is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 do not.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS
                  ULTRA           S&P 500
4/30/88          $10,000          $10,000
4/30/89          $12,581          $12,289
4/30/90          $12,654          $13,582
4/30/91          $19,805          $15,969
4/30/92          $23,839          $18,205
4/30/93          $27,474          $19,884
4/30/94          $33,293          $20,940
4/30/95          $35,361          $24,591
4/30/96          $48,239          $32,013
4/30/97          $53,396          $40,055
4/30/98          $74,618          $56,501


[bar graph - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)
                 ULTRA       S&P 500
4/30/89          25.81        22.78
4/30/90          0.58         10.44
4/30/91          56.51        17.56
4/30/92          20.37        14.05
4/30/93          15.25        9.22
4/30/94          21.18        5.33
4/30/95          6.21         17.42
4/30/96          36.42        30.13
4/30/97          10.69        25.10
4/30/98          39.75        41.01


                                                   www.americancentury.com   5


Ultra--Q&A
--------------------------------------------------------------------------------

     An interview with Jim Stowers III, Bruce Wimberly and John Sykora, portfolio managers on the Ultra investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED APRIL 30?

     Ultra gained 21.58%* for the period. As you can see from the chart on the previous page, the fund's return of 39.75% for the year ended April 30 was its highest annual total return since 1991.

     By comparison, the S&P 500 posted total returns of 22.47% and 41.01% for the six- and 12-month periods respectively. Ultra was in the top 22% out of 953 growth mutual funds during the six months, according to Lipper Analytical Services.(+)

     We believe Ultra's performance was the result of good stock selection, using our bottom-up approach to find stocks with strong upward trends in earnings and revenues.

HAVE YOU MADE ANY SIGNIFICANT CHANGES TO THE PORTFOLIO SINCE OCTOBER 31, 1997?

     Yes. In the past, Ultra has taken very large positions in technology and healthcare because we found earnings acceleration in many stocks in these sectors. During the second half of 1997, we sold several long-term technology holdings at a healthy profit when our system of identifying earnings acceleration increasingly pointed toward other areas, including telecommunications, broadcasting, retail, media and cable companies. The deceleration in technology earnings, along with our desire to increase the diversification of the portfolio, drove a reduction in the technology weighting. We believe this more diversified approach will lower fund volatility over time.

WILL ULTRA CONTINUE TO BUY LARGE POSITIONS IN INDIVIDUAL STOCKS?

     Yes. Ultra will continue to take concentrated positions in stocks and industries with an accelerating trend in earnings. But on the whole, the portfolio is more likely to be spread across a broad spectrum of industry groups. We are committed to finding companies growing at a fast pace relative to the market and to making sure they are significant weightings in the portfolio. This bottom-up process can lead to significant overweightings and underweightings, relative to Ultra's benchmark, in individual stocks and sectors.

WHAT OTHER CHANGES HAVE YOU MADE TO THE PORTFOLIO?

     Our biggest increase was in the communications services area. Within this group are cable companies, which historically carried a heavy debt load to finance infrastructure development. These companies are benefiting from increased fee revenue and declining capital expenditures and financing costs.

     Also within the communications sector are regional Bell operating companies, or "Baby Bells." We built positions in companies such as SBC Communi-cations and Bell Atlantic Corp. because consolidation and deregulation have led to cost savings opportunities. In addition, these companies are experiencing accelerating revenues driven by demand for a range of new services, including dedicated data lines, wireless products and caller identification.


* All fund returns referenced in this interview are for Investor Class shares.

(+) According to Lipper, for the periods ending April 30, Ultra was ranked in the top 49% among 864 funds for one year, 25% out of 332 funds for five years, and 3% out of 182 funds for 10 years. Lipper rankings are based on average annual total returns. Past performance is no guarantee of future results.


[left margin]

PORTFOLIO AT A GLANCE
                              4/30/98           10/31/97

NO. OF COMPANIES                216                137

MEDIAN P/E RATIO                27.3               24.7

MEDIAN MARKET                  $13.09             $13.1
CAPITALIZATION                 BILLION           BILLION

PORTFOLIO TURNOVER              63%(1)            107%(2)

EXPENSE RATIO (FOR
INVESTOR CLASS)                1.00%(3)            1.00%


Ultra will continue to take concentrated positions in stocks and industries with an accelerating trend in earnings. But on the whole, the portfolio is more likely to be spread across a broad spectrum of industry groups.


(1)       Six months ended 4/30/98.
(2)       Year ended 10/31/97.
(3)       Annualized.

Investment terms are defined in the Glossary on page 34.


6   1-800-345-2021


Ultra--Q&A (continued)
--------------------------------------------------------------------------------

     We also added to our retail holdings due to a healthy environment for retailers. For example, we purchased Sears, Roebuck & Co. after the stock pulled back in the wake of charge-offs in the credit card division. We viewed the related credit issues surrounding the company as short-term and not material to our long-term earnings outlook. We will continue to look for opportunities such as this to buy quality growth companies.

     We decreased weightings in pharmaceutical and computer component stocks to reallocate assets into the areas described above.

WHICH STOCKS OR SECTORS CONTRIBUTED TO PERFORMANCE THIS PAST SIX MONTHS?

     America Online was our top performing stock. The shares climbed early in 1998 after AOL announced a 10% increase in its monthly unlimited access fee. AOL's subscriber base continues to grow with the increasing popularity of the Internet. The company has also been a leader in the sales of advertising space on the World Wide Web.

     The second-best performing stock was Pfizer. This company continues to benefit from a dominant product pipeline, more predictable earnings and a strong balance sheet. A successful new product is Viagra, a treatment for impotence.

     Software providers and retailers were also among Ultra's best performing industry categories. Despite negative press, Microsoft continued to dominate the operating software marketplace, pricing remained firm, deferred revenue continued to expand, and a new product cycle will emerge in 1999. The company's Office 97 software and Windows NT server software are examples of products that helped generate earnings growth of 45.2% for the 12 months ended March 31, 1998

WHICH STOCKS OR SECTORS HURT PERFORMANCE?

     Cendant Corp., a marketing and franchising business, dropped significantly in value after the company discovered accounting irregularities in some of its business units. Cendant owns such brand names as Ramada, Howard Johnson, Coldwell Banker, Century 21 and Avis.

     We were in contact with Cendant's senior management shortly after the announcement regarding its accounting difficulties. Although we were disappointed by the findings, we felt that the underlying businesses were capable of continued growth and that concern over near-term problems had already been reflected in the price of the stock.

     The energy services sector had the biggest negative impact on performance. Ultra held several companies that provide technology and equipment to oil drillers. Falling oil prices led to expectations of diminished capital expenditures by the oil companies, and consequently diminished earnings visibility for energy services companies.

ULTRA PAID A LARGE DISTRIBUTION IN 1997. WILL THAT BE A RECURRING EVENT?

     In late 1997, we sold many longtime, core holdings at a substantial profit because we felt their growth rates were slowing. In selling them, we recognized large capital gains, which we are required by law to distribute to shareholders. Going forward, we don't foresee distributions of this size every year, however larger than normal distributions are one of the consequences of a long-running bull market.


[left margin]

TOP TEN HOLDINGS
                               % OF FUND INVESTMENTS
                             AS OF              AS OF
                            4/30/98           10/31/97

GENERAL ELECTRIC
     CO. (U.S.)               3.1%              2.7%
AMERICA ONLINE INC.           3.0%              2.1%
TIME WARNER INC.              2.4%              1.7%
CENDANT CORP.                 2.3%               --
MICROSOFT CORP.               2.3%              1.0%
SEARS, ROEBUCK & CO.          2.3%               --
TELE-COMMUNICATIONS,
     INC. CL A                2.2%              1.0%
WAL-MART STORES, INC.         2.2%              1.0%
WORLDCOM, INC.                2.2%              1.6%
AMERICAN EXPRESS CO.          1.9%              1.6%


TOP FIVE INDUSTRIES
                               % OF FUND INVESTMENTS
                             AS OF              AS OF
                            4/30/98           10/31/97

COMMUNICATIONS
     SERVICES                13.7%              6.6%
FINANCIAL SERVICES            8.8%              7.9%
COMPUTER SOFTWARE
     & SERVICES               8.3%              5.9%
RETAIL (GENERAL
     MERCHANDISE)             6.7%              2.0%
DIVERSIFIED COMPANIES         6.6%              5.0%


                                               www.americancentury.com   7


Ultra--Q&A (continued)
--------------------------------------------------------------------------------

ULTRA HAD 216 HOLDINGS AT APRIL 30 COMPARED TO 137 SIX MONTHS EARLIER. WHY?

     Several reasons explain this increase. First, Ultra grew from $22 billion to over $26 billion during that period. That alone led us to increase the number of securities in the portfolio. In addition, as mentioned earlier, we sold several very large positions that had been in the portfolio for upwards of seven years. One such position represented more than 6% of total assets. The proceeds of these sales were then invested in new companies as well as existing holdings.

     As part of our effort to broaden the range of companies in Ultra, we established numerous small positions in a broad cross-section of industries that were exhibiting good earnings and revenue acceleration. Collectively, these holdings represent a small percentage of fund assets.

YOU HAVE DESCRIBED A PORTFOLIO THAT HOLDS MORE NAMES AND IS MORE BROADLY DIVERSIFIED. ARE THERE ANY OTHER CHANGES IN HOW ULTRA IS BEING MANAGED?

     We have increased the number of investment personnel overseeing the portfolio to a total of eight. In addition, there are significant resources beyond this immediate group in the form of analysts, traders and dedicated information technology specialists who work with us on a regular basis. This core of dedicated professionals has one goal -- the long-term success of Ultra shareholders.

     Ultra also is invested in much larger companies today than 10 years ago, when it was one-hundredth ($279 million) its current size. In fact, most of the rating services now accurately classify Ultra as a "large-cap growth" fund.

     Regardless of these changes, we want to stress that Ultra remains true to its investment philosophy. We still want to own the shares of successful businesses that are demonstrating above-average earnings and revenue acceleration. We believe that, over time, these growth characteristics can translate into the strong performance our shareholders have come to expect.

[left margin]

[pie charts]
TYPES OF INVESTMENTS IN THE PORTFOLIO

AS OF APRIL 30, 1998
Cash                              0.6%
U.S. & Foreign Preferred Stock    1.1%
Foreign Stocks                    3.3%
U.S. Stocks                       95.0%


AS OF OCTOBER 31, 1997
Cash                              2.7%
U.S. & Foreign Preferred Stock    0.3%
Foreign Stocks                    6.7%
U.S. Stocks                       90.3%


8   1-800-345-2021


Ultra's Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)


Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--1.8%

                1,907,500  Textron Inc.                           $     149,262

                3,109,000  United Technologies Corp.                    306,042
                                                                ----------------

                                                                        455,304
                                                                ----------------

AIRLINES--0.3%

                  185,000  AMR Corp.(1)                                  28,189

                  680,000  Northwest Airlines Corp. Cl A(1)              35,721
                                                                ----------------

                                                                         63,910
                                                                ----------------

AUTOMOBILES & AUTO PARTS--0.7%

                   65,000  Chrysler Corp.                                 2,612

                   11,000  Dana Corp.                                       650

                1,250,000  Ford Motor Co.                                57,266

                1,775,000  General Motors Corp. Cl H                     98,069

                  375,000  Magna International Inc. Cl A                 27,961
                                                                ----------------

                                                                        186,558
                                                                ----------------

BANKING--6.5%

                3,390,440  Banc One Corp.                               199,400

                   25,000  Bank of Boston Corp.                           2,698

                3,800,000  Bank of New York Co., Inc. (The)             224,438

                2,020,000  BankAmerica Corp.                            171,700

                   15,000  BB & T Corp.                                   1,009

                1,335,000  Chase Manhattan Corp.                        184,981

                1,265,000  Citicorp                                     190,382

                   25,000  Fifth Third Bancorp                            1,372

                   39,000  First Chicago NBD Corp.                        3,622

                2,020,640  First Union Corp.                            121,996

                   32,000  Fleet Financial Group, Inc.                    2,764

                    6,000  Golden West Financial Corp. (Del.)               632

                   11,000  Marshall & Ilsley Corp.                          643

                1,630,000  Mellon Bank Corp.                            117,360

                   13,000  Mercantile Bancorporation Inc.                   720

                   23,000  National City Corp.                            1,593

                3,264,000  NationsBank Corp.                            247,248

                   10,000  Providian Financial Corp.                        602

                   13,000  Regions Financial Corp.                          565

                    7,000  Republic New York Corp.                          936

                   15,000  SouthTrust Corp.                                 640

                   25,000  SunTrust Banks, Inc.                           2,036

                   20,000  Synovus Financial Corp.                          704

                1,055,000  U.S. Bancorp                                 133,985

                   20,000  Wachovia Corp.                                 1,699

                1,065,000  Washington Mutual, Inc.                       74,583
                                                                ----------------

                                                                      1,688,308
                                                                ----------------

BROADCASTING & MEDIA--4.6%

               12,450,000  CBS Corporation                              443,531

                2,725,000  Chancellor Media Corp.(1)(2)                 129,182



Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

                  19,300  Clear Channel Communications, Inc.(1)    $      1,819

               8,100,000  Time Warner Inc.                              635,850
                                                                ----------------

                                                                      1,210,382
                                                                ----------------

BUILDING & HOME IMPROVEMENTS--0.2%

               1,055,000  Masco Corp.                                    61,190
                                                                ----------------

BUSINESS SERVICES & SUPPLIES--2.5%

             24,466,300  Cendant Corp.(1)                                611,658

                 10,000  Interpublic Group of Companies, Inc.                639

                580,000  Omnicom Group Inc.                               27,477

                 30,000  Paychex, Inc.                                     1,630
                                                                ----------------

                                                                         641,404
                                                                ----------------

CHEMICALS & RESINS--0.1%

               475,000  Monsanto Co.                                      25,116

                25,000  PPG Industries, Inc.                               1,767
                                                                ----------------

                                                                          26,883
                                                                ----------------

COMMUNICATION EQUIPMENT--2.9%

              928,900  Advanced Fibre
                          Communications, Inc.(1)                         39,304

              750,000  Ericsson (L.M.) Telephone Co. ADR                  38,531

            3,525,000  Loral Space & Communications Ltd.(1)              110,377

            3,325,000  Lucent Technologies Inc.                          253,116

            1,800,000  Newbridge Networks Corp.(1)                        52,762

               40,000  Tellabs, Inc.(1)                                    2,834

            6,555,000  US West Media Group(1)                            247,451
                                                                ----------------

                                                                         744,375
                                                                ----------------

COMMUNICATION SERVICES--13.5%

            4,336,000  AirTouch Communications, Inc.(1)                  230,350

            2,887,800  Ameritech Corp.                                   122,912

            4,114,000  AT&T Corp.                                        247,097

            3,850,000  Bell Atlantic Corp.                               360,216

            2,397,000  BellSouth Corp.                                   153,857

            9,975,000  Comcast Corp. Cl A                                356,295

               45,000  Cox Communications, Inc. Cl A(1)                    2,008

            1,168,900  GTE Corp.                                          68,307

            4,675,200  Liberty Media Group Cl A(1)                       155,012

              500,000  MCI Communications Corp.                           25,141

            1,625,000  Nextel Communications, Inc.(1)                     46,566

            2,000,000  Omnipoint Corp.(1)                                 48,938

               25,000  PanAmSat Corp.(1)                                   1,461

            6,750,000  SBC Communications Inc.                           279,703

               50,000  Sprint Corp.                                        3,416

            4,000,000  TCI Communications, Inc. Cl A(1)                   65,375

            3,700,000  Tel-Save Holdings, Inc.(1)(2)                      84,291

           18,054,000  Tele-Communications, Inc. Cl A(1)                 582,806

            1,000,000  Telecomunicacoes Brasileiras
                          S.A. ADR                                       121,813

           13,170,000  WorldCom, Inc.(1)                                 563,429
                                                                ----------------

                                                                       3,518,993
                                                                ----------------

See Notes to Financial Statements.


                                       www.americancentury.com     9


Ultra's Schedule of Investments (continued)
------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

COMPUTER PERIPHERALS--2.6%

                3,063,000  Cisco Systems Inc.(1)                  $     224,460

                9,860,000  EMC Corp. (Mass.)(1)                         454,793
                                                                ----------------

                                                                        679,253
                                                                ----------------

COMPUTER SOFTWARE & SERVICES--8.3%

                9,898,400  America Online Inc.(1)(2)                    791,872

                   30,000  Automatic Data Processing, Inc.                2,008

                2,305,000  BMC Software, Inc.(1)(2)                     215,589

                1,675,000  Cadence Design Systems, Inc.(1)               60,823

                1,420,500  Citrix Systems, Inc.(1)                       88,293

                   40,000  Computer Associates International, Inc.        2,342

                1,470,000  Computer Sciences Corp.                       77,542

                  323,400  Compuware Corp.(1)                            15,796

                1,885,000  HBO & Co.                                    112,688

                1,381,000  Intuit Inc.(1)                                73,409

                6,686,000  Microsoft Corp.(1)                           602,785

                  594,300  Network Associates Inc.(1)                    40,747

                  115,000  Oracle Systems Corp.(1)                        2,979

                2,005,000  Parametric Technology Corp.(1)                64,097

                   34,000  PeopleSoft, Inc.(1)                            1,580
                                                                ----------------

                                                                      2,152,550
                                                                ----------------

COMPUTER SYSTEMS--1.5%

                1,366,000  Dell Computer Corp.(1)                       110,262

                   20,000  Digital Equipment Corp.(1)                     1,113

                   30,000  Gateway 2000, Inc.(1)                          1,760

                2,043,800  Hewlett-Packard Co.                          153,924

                1,140,000  International Business Machines Corp.         132,097
                                                                ----------------

                                                                        399,156
                                                                ----------------

CONSUMER PRODUCTS--4.4%

                1,837,000  Avon Products, Inc.                          150,978

                1,544,000  Colgate-Palmolive Co.                        138,477

                   15,000  Estee Lauder Companies, Inc.                     997

                3,742,000  Gillette Company                             431,967

                4,995,000  Procter & Gamble Co. (The)                   410,527

                  243,200  Ralston Purina Co.                            25,779
                                                                ----------------

                                                                      1,158,725
                                                                ----------------

DIVERSIFIED COMPANIES--6.6%

                9,397,000  General Electric Co. (U.S.)                  799,920

                1,638,000  Honeywell Inc.                               152,539

                5,981,600  Tyco International Ltd.                      325,997

                6,045,000  Unilever N.V.                                451,108
                                                                ----------------

                                                                      1,729,564
                                                                ----------------

ELECTRICAL & ELECTRONIC
COMPONENTS--1.4%

                   25,000  Analog Devices, Inc.(1)                          973

                1,660,000  Intel Corp.                                  134,201

                  936,100  Maxim Integrated Products, Inc.(1)            37,766

                1,200,000  Micron Technology, Inc.(1)                    37,275


Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

                1,325,000  Philips Electronics N.V.                      119,250

                  660,000  Texas Instruments Inc.                         42,281
                                                                ----------------

                                                                         371,746
                                                                ----------------

ENERGY (PRODUCTION & MARKETING)--0.4%

                1,408,000  Enron Corp.                                   69,256

                  775,000  Williams Companies, Inc. (The)                24,509
                                                                ----------------

                                                                         93,765
                                                                ----------------

ENERGY (SERVICES)(3)

                   25,000  Halliburton Co.                                1,375
                                                                ----------------

ENVIRONMENTAL SERVICES--1.1%

                1,857,000  USA Waste Services, Inc.(1)                   91,109

                5,632,100  Waste Management, Inc.                       188,675
                                                                ----------------

                                                                        279,784
                                                                ----------------

FINANCIAL SERVICES--8.8%

                4,887,000  American Express Co.                         498,474

                2,819,116  Associates First Capital Corp.               210,729

                   13,000  Bear Stearns Companies Inc.                      742

                   10,000  Capital One Financial Corp.                      961

                  989,000  Equitable Companies Inc.                      60,700

                2,775,000  Fannie Mae                                   166,153

                4,575,000  Federal Home Loan Mortgage
                              Corporation                               211,880

                6,065,966  ING Groep N.V. ORD                           394,034

                   13,000  Lehman Brothers Holdings, Inc.                   924

                3,124,000  MBNA Corp.                                   105,825

                  175,000  Merrill Lynch & Co., Inc.                     15,356

                2,650,000  Morgan Stanley Dean Witter,
                              Discover & Co.                            209,019

                   15,000  Paine Webber Group, Inc.                         672

                1,783,000  Skandia Forsakrings AB ORD                   124,136

                   20,000  State Street Corp.                             1,430

                4,955,000  Travelers Group, Inc.                        303,184
                                                                ----------------

                                                                      2,304,219
                                                                ----------------

FOOD & BEVERAGE--2.3%

                4,906,700  Coca-Cola Company (The)                      372,296

                1,000,000  Heinz (H.J.) Co.                              54,500

                3,025,000  PepsiCo, Inc.                                120,054

                   60,000  Sara Lee Corp.                                 3,574

                  925,000  Seagram Co. Ltd. (The)                        39,486

                   10,000  Wrigley (Wm.) Jr. Company                        890
                                                                ----------------

                                                                        590,800
                                                                ----------------

FURNITURE & FURNISHINGS(3)

                  15,000  Newell Co.                                        725
                                                                ----------------

HEALTHCARE(3)

                  11,000  Cardinal Health, Inc.                           1,059

                  15,000  Healthsouth Rehabilitation Corp.(1)               453

                  45,000  Tenet Healthcare Corp.(1)                       1,684
                                                                ----------------

                                                                          3,196
                                                                ----------------

See Notes to Financial Statements.


10   1-800-345-2021


Ultra's Schedule of Investments (continued)
------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

INDUSTRIAL EQUIPMENT & MACHINERY--0.1%

                   24,190  Mannesmann AG ORD                     $       19,190
                                                                ----------------

INSURANCE--4.2%

                   20,000  AFLAC Inc.                                     1,300

                2,485,000  Allstate Corp.                               239,181

                   34,000  American General Corp.                         2,265

                3,381,000  American International Group, Inc.           444,813

                2,587,000  Chubb Corp. (The)                            204,211

                3,719,800  Conseco Inc.                                 184,595

                   12,000  Hartford Financial Services Group
                              Inc. (The)                                  1,329

                   13,000  Hartford Life, Inc. Cl A                         643

                   11,000  Lincoln National Corp.                           977

                   12,000  MBIA Inc.                                        896

                   18,000  SunAmerica, Inc.                                 899

                    7,000  Transamerica Corp.                               809

                   18,000  UNUM Corp.                                       968
                                                                ----------------

                                                                      1,082,886
                                                                ----------------

LEISURE--2.5%

                   50,000  Carnival Corp. Cl A                            3,478

                1,740,000  Disney (Walt) Co.                            216,304

                  123,000  Viacom, Inc. Cl A(1)                           7,103

                7,244,000  Viacom, Inc. Cl B(1)                         420,152
                                                                ----------------

                                                                        647,037
                                                                ----------------

MACHINERY & EQUIPMENT--0.1%

                  665,000  Deere & Co.                                   38,861
                                                                ----------------

MEDICAL EQUIPMENT & SUPPLIES--2.0%

                  700,000  Arterial Vascular Engineering, Inc.(1)         24,741

                2,390,800  Becton, Dickinson and Co.                    166,459

                1,510,000  Guidant Corp.                                100,981

                4,400,000  Medtronic, Inc.                              231,550
                                                                ----------------

                                                                        523,731
                                                                ----------------

METALS & MINING--0.1%

                  407,900  Aluminum Co. of America                       31,612
                                                                ----------------

OFFICE EQUIPMENT & SUPPLIES--0.8%

                1,815,000  Xerox Corp.                                  206,003
                                                                ----------------

PAPER & FOREST PRODUCTS(3)

                   26,000  Fort James Corporation                         1,290

                   10,000  Georgia-Pacific Corp.                            772

                   20,000  Weyerhaeuser Co.                               1,153
                                                                ----------------

                                                                          3,215
                                                                ----------------

PHARMACEUTICALS--6.1%

                   40,000  American Home Products Corp.                   3,725

                3,308,000  Bristol-Myers Squibb Co.                     350,234

                  600,000  Dura Pharmaceuticals, Inc.(1)                 15,881

                1,450,000  Elan Corp., plc ADR(1)                        90,081

                   10,000  Genentech, Inc.(1)                               692

                2,885,000  Lilly (Eli) & Co.                            200,688


Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

                1,977,900  Merck & Co., Inc.                       $    238,337

                3,099,000  Pfizer, Inc.                                 352,705

                1,599,100  Schering-Plough Corp.                        128,128

                1,155,000  Warner-Lambert Co.                           218,512
                                                                ----------------

                                                                      1,598,983
                                                                ----------------

PRINTING & PUBLISHING--0.5%

                  15,000  Gannett Co., Inc.                               1,019

                  11,000  McGraw-Hill Companies, Inc. (The)                 852

                 725,000  New York Times Co. (The) Cl A                  51,430

               2,650,000  News Corp. Ltd. (The) ADR                      72,378

                  20,000  Tribune Co.                                     1,320
                                                                ----------------

                                                                        126,999
                                                                ----------------

RETAIL (APPAREL)--0.6%

                 55,000  Gap, Inc. (The)                                  2,829

              1,250,000  Jones Apparel Group, Inc.(1)                    74,766

                 25,000  Limited, Inc. (The)                                839

              1,820,000  TJX Companies, Inc. (The)                       80,535
                                                                ----------------

                                                                        158,969
                                                                ----------------

RETAIL (FOOD & DRUG)--1.1%

                10,000  Albertson's, Inc.                                   500

             1,500,000  General Nutrition Companies, Inc.(1)             53,766

             3,000,000  Koninklijke Ahold NV ORD                         93,504

             3,990,000  Safeway Inc.(1)                                 152,617
                                                                ----------------

                                                                        300,387
                                                                ----------------

RETAIL (GENERAL MERCHANDISE)--6.7%

             5,364,000  Costco Companies, Inc.(1)                       299,378

             2,537,000  Dayton Hudson Corp.                             221,512

                21,250  Dollar General Corp.                                805

                25,000  May Department Stores Co. (The)                   1,542

                15,000  Meyer (Fred), Inc(.(1))                             673

             2,200,000  Office Depot, Inc.(1)                            72,875

            10,025,000  Sears, Roebuck & Co.                            594,608

            11,169,300  Wal-Mart Stores, Inc.                           564,748
                                                                ----------------

                                                                      1,756,141
                                                                ----------------

RETAIL (SPECIALTY)--1.1%

             3,343,000  Home Depot, Inc.                                232,756

                24,000  Lowe's Companies, Inc.                            1,678

             1,150,000  Tandy Corp.                                      57,213
                                                                ----------------

                                                                        291,647
                                                                ----------------

RUBBER & PLASTICS--1.0%

             3,536,700  Goodyear Tire & Rubber Co. (The)                247,569

                25,000  Illinois Tool Works Inc.                          1,763
                                                                ----------------

                                                                        249,332
                                                                ----------------

TEXTILES & APPAREL--0.2%

             1,675,000  Polo Ralph Lauren Corp.(1)                       47,110
                                                                ----------------

TRANSPORTATION(3)

                60,000  Republic Industries, Inc.(1)                     1,669
                                                                ----------------

See Notes to Financial Statements.


                                          www.americancentury.com     11


Ultra's Schedule of Investments (continued)
------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

UTILITIES--0.7%

                3,387,600  AES Corp. (The)(1)                     $     186,953

                   20,000  Consolidated Edison Co. of
                              New York, Inc.                                905

                   25,000  Houston Industries Inc.                          727
                                                                ----------------

                                                                        188,585
                                                                ----------------

TOTAL COMMON STOCKS--98.3%                                           25,634,522
                                                                ----------------
   (Cost $18,660,924)

PREFERRED STOCKS

COMMUNICATIONS SERVICES--0.2%

                  325,000  WorldCom, Inc.                                48,384
                                                                ----------------

PRINTING & PUBLISHING--0.9%

               10,302,000  News Corp. Ltd. ADR                          240,165
                                                                ----------------

TOTAL PREFERRED STOCKS--1.1%                                            288,549
                                                                ----------------
    (Cost $239,114)

TEMPORARY CASH INVESTMENTS

    $40,000 par value FHLMC Discount Note,
       5.42%, 5/18/98(4)                                                39,898

    Repurchase Agreement, Merrill Lynch & Co.,
       Inc., (U.S. Treasury obligations), in a joint trading
       account at 5.375%, dated 4/30/98, due
       5/1/98 (Delivery Value $105,916)                                 105,900


Shares                     ($ in Thousands)                              Value
--------------------------------------------------------------------------------

Repurchase Agreement, State Street Boston
Corp., (U.S. Treasury obligations), in a joint
trading account at 5.44%, dated 4/30/98,
due 5/1/98 (Delivery value $10,302)                                     10,300
                                                                ----------------

TOTAL TEMPORARY CASH INVESTMENTS--0.6%                            $    156,098
                                                                ----------------
    (Cost $156,098)

TOTAL INVESTMENT SECURITIES--100.0%                                 $26,079,169
                                                                ================
    (Cost $19,056,136)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS ($ in Thousands)

Contracts                            Settlement       Unrealized
to Sell                 Date           Value            Loss
---------------------------------------------------------------------

1,354,488,120 NLG      5/29/98        $671,089        $(12,816)
  806,420,631 SEK      5/29/98         104,241         (1,949)
                                 ------------------------------------
                                      $775,330        $(14,765)
                                 ====================================
(Value on Settlement Date $760,565)


Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future--and at a price agreed upon when the contract is initially entered into.

The Schedule of Investments shows (as of the last day of the period):

*   the amount of foreign currency bought or sold
*   the ending dates of the contracts
*   the market value of each contract in U.S. dollars
*   the (unrealized or "paper") gain or loss on the contract

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt                 ORD = Foreign Ordinary Share
FHLMC = Federal Home Loan Mortgage Corporation    SEK = Swedish Krona
NLG = Netherlands Guilder
(1) Non-income producing.
(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 1998.)
(3) Industry is less  than  0.05%  of the Fund's  total  investment securities.
(4) The  rate disclosed is the yield to maturity at purchase.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS -- This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* the percentage of total investments in each industry

* a list of each investment

* the number of shares of each stock

* the market value of each investment

* the percent and dollar breakdown of each investment category

* the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements.


12   1-800-345-2021


Performance--Vista
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF APRIL 30, 1998
                               INVESTOR CLASS               ADVISOR CLASS              INSTITUTIONAL CLASS
                            (INCEPTION 11/25/83)          (INCEPTION 10/2/96)          (INCEPTION 11/14/96)
                                      RUSSELL 2500                  RUSSELL 2500                 RUSSELL 2500
                          VISTA          GROWTH          VISTA         GROWTH          VISTA        GROWTH

6 MONTHS(1) ............  -0.44%         10.04%          -0.58%         10.04%          -0.30%      10.04%

1 YEAR .................  26.13%         39.27%          25.79%         39.27%          26.45%      39.27%
------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS ................  12.41%         21.72%            --             --              --         --

5 YEARS ................  13.31%         18.16%            --             --              --         --

10 YEARS ...............  13.71%         14.82%            --             --              --         --

LIFE OF FUND ...........  12.42%          N/A(2)         -4.84%        21.59%(3)        -0.08%     19.91%(4)

(1) Returns for periods less than one year are not annualized.

(2) Benchmark began 1/1/86.

(3) Return from 10/31/96, the date nearest the class's inception for which data are available.

(4) Return from 11/30/96, the date nearest the class's inception for which data are available.

See pages 32, 33 and 34 for information about share classes, the Russell 2500 Growth and returns.


These charts are based on Investor Class shares only; performance for other classes will vary due to differences in fee structures (see the Total Returns table above). The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Russell 2500 Growth is provided for comparison in each chart. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the Russell 2500 Growth do not.

[mountain graph - data below]

GROWTH OF $10,000 OVER 10 YEARS

                  VISTA        RUSSELL 2500 GROWTH
4/30/88          $10,000           $10,000
4/30/89          $12,076           $11,511
4/30/90          $13,896           $11,953
4/30/91          $15,914           $13,967
4/30/92          $18,714           $16,170
4/30/93          $19,356           $17,284
4/30/94          $20,947           $19,769
4/30/95          $25,443           $22,080
4/30/96          $37,507           $30,733
4/30/97          $28,671           $28,588
4/30/98          $36,158           $39,815


[bar chart - data below]

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING APRIL 30)

                  VISTA        RUSSELL 2500 GROWTH
4/30/89          20.76          15.11
4/30/90          15.07          3.84
4/30/91          14.52          16.85
4/30/92          17.60          15.77
4/30/93          3.43           6.89
4/30/94          8.22           14.38
4/30/95          21.46          11.69
4/30/96          47.42          39.19
4/30/97          -23.56         -6.98
4/30/98          26.13          39.27


                                               www.americancentury.com      13


Vista--Q&A
--------------------------------------------------------------------------------

     An interview with Glenn Fogle and Arnold Douville, portfolio managers on the Vista investment team.

HOW DID VISTA PERFORM DURING THE SIX MONTHS ENDED APRIL 30?

     Vista was flat for the period with a total return of -0.44%.* Its benchmark, the Russell 2500 Growth, returned 10.04% for the six-month period. Our overweighting in energy and technology companies explains much of the difference. Vista's lighter weighting in financial stocks also hurt its performance relative to its benchmark, due to the strong performance of this sector.

     Vista has traditionally had a technology flavor because many of these stocks have very good earnings acceleration. But this sector was hit indiscriminately by the meltdown among Southeast Asian economies. A few Vista holdings fell because they do a significant amount of business in Southeast Asia -- home to the world's fastest-growing economies until late last year. Most other holdings fell in sympathy with the market, and many have since rebounded.

     Another significant factor hurting performance was the fund's large weighting in energy service stocks. This industry, which provides services and equipment to oil and gas companies, was one of the best performing during the prior six-month period but saw earnings slow in the fourth quarter. Investors worried that falling oil prices might force energy producers to cut capital expenditures.

VISTA LAGGED ITS BENCHMARK IN EACH OF THE LAST TWO YEARS ENDED APRIL 30. WHAT HAVE YOU DONE TO IMPROVE PERFORMANCE?

     Vista's returns are not up to either our shareholders' or American Century's expectations, and the company has taken steps in an effort to enhance performance. First, as many of you know, Arnie joined the team in December, and we have added another stock analyst, increasing the resources devoted to the fund. Second, we have diversified the portfolio to include a broader mix of industries that are showing earnings and revenue acceleration. In the past, our stock selections have tended to focus on companies and, in turn, industry sectors such as technology where earnings growth can be very high. This left the fund underexposed, relative to its benchmark, in sectors with slower growth but occasionally better share price performance. Going forward, we shall attempt to more effectively balance these alternatives and thereby provide shareholders with returns that are more representative of the benchmark.

     In addition, there were instances in 1997 in which we were not as quick as we could have been in buying companies demonstrating accelerating growth or eliminating those that had lost their forward progress. We intend to move more quickly and decisively in response to changes in a company's earnings trends.

     We are optimistic that these changes will result in better performance.

IS THIS STRATEGY WORKING?

     It worked very well during the period under discussion, although gains from the stocks we added to during the period were offset by losses on stocks that have mostly been eliminated from the portfolio. The largest three positions on April 30 -- USA Waste Services, Stage Stores and Parametric Technology -- also were the fund's top performers. USA Waste has been a successful



* All fund returns referenced in this interview are for Investor Class shares.


[left margin]

PORTFOLIO AT A GLANCE

                                                4/30/98          10/31/97
NO. OF COMPANIES                                  72                59

MEDIAN P/E RATIO                                 27.6              32.1

MEDIAN MARKET                                    $2.06             $1.86
CAPITALIZATION                                  BILLION           BILLION

PORTFOLIO TURNOVER                              103%(1)           96%(2)

EXPENSE RATIO (FOR
INVESTOR CLASS)                                1.00%(3)            1.00%


Vista has traditionally had a technology
flavor because many of these stocks have
very  good  earnings  acceleration.  But
this sector was hit  indiscriminately by
the  meltdown  among   Southeast   Asian
economies.


(1)  Six months ended 4/30/98.
(2)  Year ended 10/31/97.
(3)  Annualized.

Investment terms are defined in the Glossary on page 34.


14   1-800-345-2021


Vista--Q&A (continued)
--------------------------------------------------------------------------------

consolidator in the solid waste industry, buying many of its competitors and operating them much more profitably. Stage Stores operates department stores in smaller towns, growing their sales and profits by sophisticated merchandising practices. Stage recently bought a bankrupt chain in Texas and Oklahoma and is implementing its retail formula. Parametric Technology makes computer software tools that help engineers design cars, planes and industrial equipment. Its acquisition last year of a financially troubled competitor gave the company a dominant, fully integrated computer-aided design system.

     These all are examples of the type of companies we like. Their growth rates are not as high as some of the holdings we sold, but they have a growth pattern that the market has rewarded in recent years -- a lower growth rate with a sharper upward trend. Investors have preferred these companies because they are more liquid and their earnings are thought to have greater visibility. In other words, the earnings appear to be more predictable and the stock is less likely to be hit as hard when a competitor introduces a new technology or quarterly earnings fall slightly short of analysts' projections.

WHICH STOCKS OR SECTORS HURT PERFORMANCE?

     Green Tree Financial Corp. suffered when it revalued the mortgage-backed assets it had sold to bond investors. The company's forecasts of the rate at which mortgage holders would pre-pay their obligations were too low. As interest rates fell, prepayments rose and Green Tree had to increase its payments to bond holders to make up for the lost interest payments.

     Jabil Circuit benefited in the past from computer makers' desire to outsource circuit board manufacturing. However, its stock dropped as orders fell in the wake of the Southeast Asian economic collapse. Asia accounts for about a quarter of all personal computer sales.

     The two groups that hurt performance most were energy services and biotechnology and research. In each, we repositioned the portfolio in areas where we thought there were better opportunities. In energy, we continue to hold companies that provide high-tech drilling equipment and services. But we have shifted away from companies with significant business on shore and in shallow waters in favor of those focused on deepwater exploration in the Gulf of Mexico and the North Sea. There are more independent oil companies working where oil and gas are cheaper to find, and these customers are more likely to reduce spending on equipment and services when oil prices are low. In the more expensive deepwater environment, only the major oil companies are drilling and demand is still strong. The four- and five-year contracts being awarded to equipment and technology providers is unprecedented in the 15 years we have followed the energy industry.

     In biotechnology, we realigned holdings to favor companies with good product pipelines and significant new products on the brink of approval. This industry has been volatile as speculative investors move in and out of promising but risky stocks. We see a lot of potential growth here and have maintained our exposure while selecting stocks that we believe have the highest likelihood of generating sustainable accelerating growth.


[left margin]

TOP TEN HOLDINGS                  % OF FUND INVESTMENTS
                                   AS OF          AS OF
                                  4/30/98        10/31/97

USA WASTE SERVICES,
     INC.                          5.1%            3.6%

STAGE STORES, INC.                 4.2%            2.5%

PARAMETRIC TECHNOLOGY
     CORP.                         3.7%             --

ELECTRONIC ARTS INC.               3.7%             --

STERIS CORP.                       3.7%             --

CKE RESTAURANTS, INC.              2.8%            2.0%

ANALOG DEVICES, INC.               2.5%             --

EVI, INC.                          2.4%             --

PETROLEUM GEO-
     SERVICES ASA ADR              2.2%            2.2%

AMRESCO, INC.                      2.0%             --



TOP FIVE INDUSTRIES             % OF FUND INVESTMENTS
                                  AS OF           AS OF
                                 4/30/98        10/31/97

COMPUTER SOFTWARE &
     SERVICES                     14.0%           7.4%

ELECTRICAL & ELECTRONIC
     COMPONENTS                   11.1%          17.2%

ENERGY SERVICES                    9.7%          14.1%

BIOTECHNOLOGY                      5.8%           7.5%

ENVIRONMENTAL
     SERVICES                      5.1%           5.2%


                                             www.americancentury.com    15


Vista--Q&A (continued)
--------------------------------------------------------------------------------

WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO SINCE OCTOBER 31, 1997?

     As mentioned earlier, we increased the portfolio's diversification. We still take substantial positions in the fastest growing companies we find, but we are spreading our investments across a broader array of industries. We hope this strategy will result in less volatility in the fund's returns.

     In terms of specific changes over the last six months, we decreased our holdings among companies that make components for the computer industry, such as semiconductor chips and circuit boards, and we increased holdings in software companies. In addition to Parametric, Electronic Arts is another large holding in this category. The company makes computer games for such platforms as Sega Genesis, Nintendo 64 and Sony Playstation. Last year was an expensive year for computer game enthusiasts because many of them upgraded to the new 64-bit platforms, which cost about $250. This year, we see pent-up demand for games, and Electronic Arts has the leading market share in Europe and America, with such titles as Sim City 2000, Madden NFL Football and Tiger Woods Golf.

YOUR TEAM NOW FOCUSES EXCLUSIVELY ON VISTA. HAS THAT MADE A DIFFERENCE IN RETOOLING THE PORTFOLIO?

     Clearly, the ability of our investment team to focus on Vista has helped us think through the adjustments and changes we are implementing in an effort to improve performance. In fact, we think we have made several positive moves in repositioning the portfolio while staying true to our strategy -- investing in smaller and mid-cap companies whose earnings are accelerating. As we watch earnings slow at the largest companies in the S&P 500 -- the companies that investors have favored for the past three years -- we remain confident that we are in a market segment that is poised for genuine earnings growth going forward.


[left margin]

[pie charts]
TYPES OF INVESTMENTS IN  THE PORTFOLIO

AS OF APRIL 30, 1998
Foreign Stocks          2.2%
Cash                    3.8%
U.S. Stocks             94.0%


AS OF OCTOBER 31, 1997
Foreign Stocks          2.2%
Cash                    3.8%
U.S. Stocks             94.0%


16   1-800-345-2021


Vista's Schedule of Investments
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

COMMON STOCKS

AEROSPACE & DEFENSE--1.0%

                  350,000  Gulfstream Aerospace Corp.(1)                     $   14,678
                                                                         ----------------------

AUTOMOBILES & AUTO PARTS--1.0%

                  255,000  PACCAR Inc.                                           15,077
                                                                         ----------------------

BANKING--4.8%

                  156,300  Community First Bankshares, Inc.                       7,874

                  320,000  First Security Corp.                                   7,830

                  335,000  Golden State Bancorp Inc.(1)                          13,065

                  450,000  Peoples Heritage Financial Group, Inc.                21,769

                  350,000  Providian Financial Corp.                             21,066

                   61,000  Zions Bancorporation                                   3,119
                                                                         ----------------------

                                                                                 74,723
                                                                         ----------------------

BIOTECHNOLOGY--5.8%

                  358,000  COR Therapeutics, Inc.(1)                              6,746

                  500,000  Heska Corp.(1)                                         6,437

                  840,700  IDEC Pharmaceuticals Corp.(1)(2)                      30,108

                  280,000  Immunex Corp.(1)                                      19,233

                   94,200  PathoGenesis Corp.(1)                                  3,736

                  750,000  Protein Design Labs, Inc.(1)                          23,742
                                                                         ----------------------

                                                                                 90,002
                                                                         ----------------------

BUILDING & HOME IMPROVEMENTS--0.3%

                  100,400  American Standard Companies Inc.(1)                    4,888
                                                                         ----------------------

BUSINESS SERVICES & SUPPLIES--1.5%

                  300,000  Cognizant Corp.                                       15,431

                   37,200  Metamor Worldwide, Inc.(1)                             1,422

                  460,000  Quanta Services, Inc.(1)                               6,756
                                                                         ----------------------

                                                                                 23,609
                                                                         ----------------------

COMMUNICATION EQUIPMENT--1.4%

                  520,000  Advanced Fibre
                              Communications, Inc.(1)                            22,003
                                                                         ----------------------

COMPUTER PERIPHERALS--2.8%

                  550,000  FORE Systems, Inc.(1)                                 12,564

                1,100,000  Xylan Corp.(1)                                        31,316
                                                                         ----------------------

                                                                                 43,880
                                                                         ----------------------

COMPUTER SOFTWARE & SERVICES--14.0%

                  600,000  At Home Corp. Series A(1)                             20,044

                  300,000  Avant! Corp.(1)                                        8,681

                1,225,000  Electronic Arts Inc.(1)                               56,580

                  250,000  HBO & Co.                                             14,945

                  700,000  Hyperion Software Corp.(1)(2)                         30,450

                  790,000  J.D. Edwards & Company(1)                             28,243

                1,800,000  Parametric Technology Corp.(1)                        57,544
                                                                         ----------------------

                                                                                216,487
                                                                         ----------------------

CONSUMER PRODUCTS--1.6%

                  490,000  Maytag Corp.                                          25,235
                                                                         ----------------------


Shares                     ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

CONTROL & MEASUREMENT--1.9%

                 530,000  Credence Systems Corp.(1)                          $   14,575

                 385,000  Teradyne, Inc.(1)                                      14,052

                   9,100  Waters Corp.(1)                                           487
                                                                         ----------------------

                                                                                 29,114
                                                                         ----------------------

ELECTRICAL & ELECTRONIC
COMPONENTS--11.1%

                990,000  Analog Devices, Inc.(1)                                 38,548

                403,700  Jabil Circuit, Inc.(1)                                  14,155

                970,000  Level One Communications, Inc.(1)                       30,252

                345,000  Sanmina Corp.(1)(2)                                     31,007

                540,000  Uniphase Corp.(1)                                       29,396

                500,000  Vitesse Semiconductor Corp.(1)                          28,797
                                                                         ----------------------

                                                                                172,155
                                                                         ----------------------

ENERGY (SERVICES)--9.7%

               340,000  Diamond Offshore Drilling, Inc.                          17,213

               690,000  EVI, Inc.(1)                                             36,742

               109,200  Global Industries, Ltd.(1)                                2,474

               835,000  Noble Drilling Corp.(1)                                  26,981

               525,000  Petroleum Geo-Services ASA ADR(1)                        34,519

               417,100  Sante Fe International                                   16,345

               270,000  Transocean Offshore                                      15,086
                                                                         ----------------------

                                                                                149,360
                                                                         ----------------------

ENVIRONMENTAL SERVICES--5.1%

             1,605,000  USA Waste Services, Inc.(1)                              78,745
                                                                         ----------------------

FINANCIAL SERVICES--3.4%

               870,000  AMRESCO, INC.(1)                                         31,483

               700,000  Sirrom Capital Corp.(1)                                  20,912
                                                                         ----------------------

                                                                                 52,395
                                                                         ----------------------

FURNITURE & FURNISHINGS--1.1%

               600,000  Furniture Brands International, Inc.(1)                  17,625
                                                                         ----------------------

INSURANCE--1.7%

               100,000  Ace, Ltd.                                                 3,787

               350,000  CMAC Investment Corp.                                    22,597
                                                                         ----------------------

                                                                                 26,384
                                                                         ----------------------

LEISURE--2.6%

               350,000  Avid Technology, Inc.(1)                                 15,159

             1,125,000  Mirage Resorts, Inc.(1)                                  24,820
                                                                         ----------------------

                                                                                 39,979
                                                                         ----------------------

MACHINERY & EQUIPMENT--0.4%

               350,000  TriStar Aerospace Co.(1)                                  5,775
                                                                         ----------------------

MEDICAL EQUIPMENT & SUPPLIES--4.9%

               197,800  AmeriSource Health Corp.(1)                              10,780

               342,900  Physio-Control International Corp.(1)                     7,865

               960,000  STERIS Corp.(1)                                          56,460
                                                                         ----------------------

                                                                                 75,105
                                                                         ----------------------


See Notes to Financial Statements.


                                           www.americancentury.com    17


Vista's Schedule of Investments (continued)
-------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

Shares                     ($ in Thousands)                                      Value
-----------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS--3.8%

                  530,000  Bowater Inc.                                    $     29,647

                  270,000  Champion International Corp.                          14,529

                  225,000  Consolidated Papers, Inc.                             14,892
                                                                         ----------------------

                                                                                 59,068
                                                                         ----------------------

PHARMACEUTICALS--4.3%

                  655,000  Bergen Brunswig Corp. Cl A                            29,721

                  830,000  Forest Laboratories, Inc.(1)                          30,036

                  156,100  Jones Medical Industries, Inc.                         4,585

                  102,540  Nutraceuticals International, Inc.(1)(2)               1,862
                                                                         ----------------------

                                                                                 66,204
                                                                         ----------------------

RESTAURANTS--2.8%

                1,230,000  CKE Restaurants, Inc.                                 42,589
                                                                         ----------------------

RETAIL (APPAREL)--4.2%

                1,255,000  Stage Stores, Inc.(1)                                 64,554
                                                                         ----------------------

RETAIL (FOOD & DRUG)--1.3%

                  910,000  Food Lion, Inc. Cl A                                   9,242

                1,050,000  Food Lion, Inc. Cl B                                  10,598
                                                                         ----------------------

                                                                                 19,840
                                                                         ----------------------

RETAIL (GENERAL MERCHANDISE)--1.7%

                  600,000  Meyer (Fred), Inc.(1)                                 26,925
                                                                         ----------------------

TEXTILES & APPAREL--1.0%

                  670,000  North Face, Inc. (The)(1)(2)                          15,012
                                                                         ----------------------

TRANSPORTATION--1.0%

                  425,000  USFreightways Corp.                                   15,167
                                                                         ----------------------

TOTAL COMMON STOCKS--96.2%                                                    1,486,578
                                                                         ----------------------
    (Cost $1,251,558)

TEMPORARY CASH INVESTMENTS--3.8%

Repurchase Agreement, Goldman Sachs & Co.,
Inc., (U.S. Treasury obligations), in a joint
trading account at 5.48%, dated 4/30/98,
due 5/1/98 (Delivery value $59,509)
(Cost $59,500)                                                             $     59,500
                                                                         ----------------------

TOTAL INVESTMENT SECURITIES--100.0%                                          $1,546,078
                                                                         ======================
    (Cost $1,311,058)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.
(2) Affiliated Company: represents ownership of at least 5% of the voting securities of the issuer and is, therefore, an affiliate as defined in the Investment Company Act of 1940. (See Note 5 in Notes to Financial Statements for a summary of transactions for each issuer which is or was an affiliate at or during the six months ended April 30, 1998.)

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS -- This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:

*   the percentage of total investments in each industry

*   a list of each investment

*   the number of shares of each stock

*   the market value of each investment

*   the percent and dollar breakdown of each investment category

* the dollar value of other short-term investments that are considered the same as cash

See Notes to Financial Statements.


18   1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

                                                                            ULTRA            VISTA
ASSETS
(In Thousands Except Per-Share Amounts)
Investment securities, at value
(identified cost of $18,652,423
and $1,233,226, respectively) (Note 3) ...........................   $    24,858,235   $     1,437,639

Investment securities--affiliated, at value
(identified cost of $403,713 and $77,832,
respectively) (Note 5) ...........................................         1,220,934           108,439

Cash .............................................................            20,357             6,690

Receivable for investments sold ..................................           186,990            64,833

Dividends and interest receivable ................................            24,625               206
                                                                     ---------------   ---------------
                                                                          26,311,141         1,617,807
                                                                     ---------------   ---------------
LIABILITIES

Disbursements in excess of demand deposit cash ...................            17,794             3,346

Payable for forward foreign currency exchange contracts ..........            14,765              --

Payable for investments purchased ................................           194,246            93,466

Payable for capital shares redeemed ..............................            16,767             1,659

Accrued management fees (Note 2) .................................            21,300             1,253

Distribution fees payable (Note 2) ...............................                14                 1

Service fees payable (Note 2) ....................................                14                 1

Payable for directors' fees and expenses .........................                15                 1
                                                                     ---------------   ---------------
                                                                             264,915            99,727
                                                                     ---------------   ---------------

Net Assets .......................................................   $    26,046,226   $     1,518,080
                                                                     ===============   ===============

NET ASSETS CONSIST OF:

Capital (par value and paid in surplus)  .........................   $    16,519,888   $     1,094,366

Undistributed net investment income (loss) .......................             5,152            (3,567)

Accumulated undistributed net realized gain on

investment and foreign currency transactions .....................         2,512,915           192,261

Net unrealized appreciation on
investments and translation
of assets and liabilities in foreign
currencies (Note 3) ..............................................         7,008,271           235,020
                                                                     ---------------   ---------------

                                                                          $26,046,22   $     1,518,080
                                                                     ===============   ===============

Investor Class, $0.01 Par Value
($ and shares in full)

Net assets .......................................................   $25,967,173,019   $ 1,511,882,235

Shares outstanding ...............................................       808,663,409       111,530,659

Net asset value per share ........................................   $         32.11   $         13.56

Advisor Class, $0.01 Par Value
($ and shares in full)

Net assets .......................................................   $    77,542,595   $     6,113,594

Shares outstanding ...............................................         2,417,132           452,434

Net asset value per share ........................................   $         32.08   $         13.51

Institutional Class, $0.01 Par Value
($ and shares in full)

Net assets .......................................................   $     1,510,257   $        83,965

Shares outstanding ...............................................            46,996             6,169

Net asset value per share ........................................   $         32.14   $         13.61

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES -- This page details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets by class divided by the number of shares outstanding by class gives you the price of an individual share, or the net asset value per share -- for each class of shares.

NET ASSETS are also broken out by capital (money invested by shareholders), income (or loss) not yet paid to shareholders, gains earned but not yet paid to shareholders (known as realized gains); and gains or losses on securities still owned by the fund (known as unrealized gains or losses). This breakout tells you the value of net assets that are performance-related, such as income and investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements.


                                                 www.americancentury.com   19


Statements of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
                                                         ULTRA         VISTA
INVESTMENT INCOME (LOSS)                                    (In Thousands)

Income:
Dividends (net of foreign taxes withheld
of $1,326 and $0, respectively) ..............     $   108,411      $     1,625

Interest .....................................           9,685            2,907
                                                   -----------      -----------
                                                       118,096            4,532
                                                   -----------      -----------

Expenses (Note 2):

Management fees ..............................         116,237            8,074

Distribution fees -- Advisor Class ...........              59                8

Service fees -- Advisor Class ................              59                8

Directors' fees and expenses .................             128                9
                                                   -----------      -----------
                                                       116,483            8,099
                                                   -----------      -----------
Net investment income (loss) .................           1,613           (3,567)
                                                   -----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)

Net realized gain on:
Investments (includes $300,727 and
$65,254, respectively, from affiliates)  .....       2,494,693          196,322

Foreign currency transactions ................          50,643             --
                                                   -----------      -----------
                                                     2,545,336          196,322
                                                   -----------      -----------

Change in net unrealized appreciation on:

Investments ..................................       2,087,813         (213,552)

Translation of assets and liabilities
in foreign currencies ........................          (8,647)            --
                                                   -----------      -----------
                                                     2,079,166         (213,552)
                                                   -----------      -----------

Net realized and unrealized gain
(loss) on investments ........................       4,624,502          (17,230)
                                                   -----------      -----------

Net Increase (Decrease) in Net
Assets Resulting from Operations .............     $ 4,626,115      $   (20,797)
                                                   ===========      ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS -- These statements break out how each fund's net assets changed during the period as a result of the fund's operations. This page tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments (dividends and interest)
* management fees and expenses
* gains or losses from selling investments (known as realized gains or losses)
* gains or losses on current fund holdings (known as unrealized gains or losses

See Notes to Financial Statements.


20   1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED) AND YEAR ENDED OCTOBER 31, 1997

                                                         ULTRA                           VISTA
Increase (Decrease) in Net Assets:                1998           1997             1998            1997

OPERATIONS                                                           (In Thousands)

Net investment income (loss) ............   $      1,613    $      7,130    $     (3,567)   $    (14,409)

Net realized gain on
investments and
foreign currency transactions ...........      2,545,336       4,609,668         196,322          96,402

Change in net unrealized
appreciation on
investments and translation
of assets and
liabilities in foreign currencies .......      2,079,166      (1,018,159)       (213,552)        (87,061)
                                              ----------      ----------       ---------       ---------

Net increase (decrease)
in net assets resulting
from operations .........................      4,626,115       3,598,639         (20,797)         (5,068)
                                              ----------      ----------       ---------       ---------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

   Investor Class .......................         (8,662)           --              --              --

   Institutional Class ..................             (1)           --              --              --

From net realized gains from
 investment transactions:

   Investor Class .......................     (4,593,554)     (1,044,611)        (98,425)       (168,260)

   Advisor Class ........................         (6,944)           (778)           (378)           (449)

   Institutional Class ..................            (73)           (547)           (750)           (225)
                                              ----------      ----------       ---------       ---------

Decrease in net assets from distributions     (4,609,234)     (1,045,936)        (99,553)       (168,934)
                                              ----------      ----------       ---------       ---------
CAPITAL SHARE TRANSACTIONS (NOTE 4)

Net increase (decrease) in
net assets from capital
share transactions ......................      4,303,429         894,267        (209,792)       (259,254)
                                              ----------      ----------       ---------       ---------

Net increase (decrease)
in net assets ...........................      4,320,310       3,446,970        (330,142)       (433,256)

NET ASSETS

Beginning of period .....................     21,725,916      18,278,946       1,848,222       2,281,478
                                              ----------      ----------       ---------       ---------


End of period ...........................   $ 26,046,226    $ 21,725,916    $  1,518,080    $  1,848,222
                                            ============    ============    ============    ============


Undistributed net investment
income (loss) ...........................   $      5,152    $     12,202    $     (3,567)           --
                                            ============    ============    ============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS -- These statements show how each fund's net assets changed over the past two reporting periods. They detail how much a fund grew or shrank as a result of:

*   performance

*   distributions to shareholders

*   shareholders investing or reinvesting distributions or withdrawing money

The changes are broken out into:

* operations--a summary of the Statements of Operations from the previous page for the most recent period

*   distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestment of distributions and redemptions

These statements also take net assets at the beginning of the period to the end of the period.

See Notes to Financial Statements.


                                                   www.americancentury.com   21


Notes to Financial Statements
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century--Twentieth Century Ultra Fund (Ultra) and American Century--Twentieth Century Vista Fund (Vista) (the Funds) are two of the thirteen series of funds issued by the Corporation. The Funds' investment objective is to seek capital growth by investing primarily in equity securities. The Funds are authorized to issue three classes of shares: the Investor Class, the Advisor Class, and the Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FOREIGN CURRENCY TRANSACTIONS -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rates.

     Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

     REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each Fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other registered investment companies having management agreements with ACIM, may


22   1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS  TO  SHAREHOLDERS  --   Distribu-tions  to  shareholders  are
recorded on the ex- dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     ADDITIONAL INFORMATION -- Effective January 15, 1998, Funds Distributor, Inc. (FDI) became the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Corporation has entered into a Management Agreement with ACIM that provides the Funds with investment advisory and management services in exchange for a single, unified management fee per class. The Agreement provides that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's class average daily closing net assets during the previous month. The annual management fee for each class is 1.00%, 0.75% and 0.80% for the Investor, Advisor, and Institutional Classes, respectively.

     The Board of Directors has adopted the Advisor Class Master Distribution and Shareholder Services Plan (the Plan), pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the Funds will pay ACIM an annual distribution fee equal to 0.25% and service fee equal to 0.25%. The fees are computed daily and paid monthly based on the Advisor Class's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the Funds. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Plan during the six months ended April 30, 1998, were $117,173 for Ultra and $15,212 for Vista.

     Certain officers and directors of the Corpora-tion are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's transfer agent, American Century Services Corporation, and the registered broker-dealer, American Century Investment Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, for Ultra and Vista totaled $14,851,382,636 and $1,593,032,044, respectively. Sales of investment securities, excluding short-term investments, totaled $14,739,333,153 and $1,872,643,949, respectively.

     As of April 30, 1998, accumulated net unrealized appreciation for Ultra and Vista was $6,991,889,551 and $230,999,079, respectively, based on the aggregate cost of investments for federal income tax purposes of $19,087,279,842 and $1,315,079,107, respectively. Accumulated net unrealized appreciation consisted of unrealized appreciation of $7,011,136,637 and $253,295,404 for Ultra and Vista, respectively, and unrealized depreciation of $19,247,086 and $22,296,325, respectively.


                                                 www.americancentury.com    23


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
4. CAPITAL SHARE TRANSACTIONS

     There are 750,000,000 shares of the Investor Class, 312,500,000 shares of the Advisor Class, and 125,000,000 shares of the Institutional Class authorized for issuance in Ultra. There are 500,000,000 shares of the Investor Class, 210,000,000 shares of the Advisor Class, and 80,000,000 shares of the Institutional Class authorized for issuance in Vista. Transactions in shares of the Funds were as follows:

                                              ULTRA                         VISTA
                                       SHARES        AMOUNT          SHARES        AMOUNT
INVESTOR CLASS
(IN THOUSANDS)

Six months ended  April 30, 1998
Sold ...........................       110,691    $ 3,365,748         52,234    $   680,156
Issued in reinvestment of
  distributions ................       170,507      4,526,261          7,926         95,322
Redeemed .......................      (120,852)    (3,632,996)       (74,454)      (973,892)
                                   -----------    -----------    -----------    -----------

Net increase (decrease) ........       160,346    $ 4,259,013        (14,294)   $  (198,414)
                                   ===========    ===========    ===========    ===========


Year ended
October 31, 1997

Sold ...........................       189,167    $ 5,961,963         77,210    $ 1,099,918
Issued in reinvestment of
  distributions ................        35,345      1,024,466         11,437        164,509
Redeemed .......................      (194,910)    (6,109,186)      (107,997)    (1,538,006)
                                   -----------    -----------    -----------    -----------

Net increase (decrease) ........        29,602    $   877,243        (19,350)   $  (273,579)
                                   ===========    ===========    ===========    ===========


ADVISOR CLASS
(IN THOUSANDS)

Six months ended  April 30, 1998
Sold ...........................         1,699    $    50,977             98    $     1,302
Issued in reinvestment of
  distributions ................           261          6,944             32            378
Redeemed .......................          (467)       (14,041)          (129)        (1,672)
                                   -----------    -----------    -----------    -----------

Net increase ...................         1,493    $    43,880              1    $         8
                                   ===========    ===========    ===========    ===========


Year ended
October 31, 1997

Sold ...........................           793    $    25,705            389    $     5,265
Issued in reinvestment of
  distributions ................            27            778             31            449
Redeemed .......................          (338)       (10,568)          (328)        (4,446)
                                   -----------    -----------    -----------    -----------

Net increase ...................           482    $    15,915             92    $     1,268
                                   ===========    ===========    ===========    ===========


INSTITUTIONAL CLASS
(IN THOUSANDS)

Six months ended  April 30, 1998
Sold ...........................         1,348    $    40,244            996    $    12,294
Issued in reinvestment of
  distributions ................             2             49             62            750
Redeemed .......................        (1,313)       (39,757)        (1,985)       (24,430)
                                   -----------    -----------    -----------    -----------

Net increase (decrease) ........            37    $       536           (927)   $   (11,386)
                                   ===========    ===========    ===========    ===========


November 14, 1996(1)
through October 31, 1997

Sold ...........................           334    $    10,284          1,145    $    15,662
Issued in reinvestment of
  distributions ................            19            547             16            226
Redeemed .......................          (343)        (9,722)          (228)        (2,831)
                                   -----------    -----------    -----------    -----------

Net increase ...................            10    $     1,109            933    $    13,057
                                   ===========    ===========    ===========    ===========

(1)  Commencement of sale of the Institutional Class.


24   1-800-345-2021


Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

APRIL 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
5. AFFILIATED COMPANY TRANSACTIONS

   A summary of transactions for each issuer which is or was an affiliate at or during the period ended April 30, 1998, follows:


                                                                                               APRIL 30, 1998
                          SHARE BALANCE   PURCHASE       SALES       REALIZED
FUND/ISSUER                 10/31/97        COST         COST       GAIN (LOSS)  INCOME    SHARE BALANCE   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------------
ULTRA
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ($ in Thousands)

Altera Corp.                4,732,000      $  12,211    $214,620    $ (25,109)      --            --             --

America Online Inc.         6,059,300       34,788       111,518      62,970        --       9,898,400(1)     $791,872

BMC Software, Inc.          3,550,000       13,342       50,329       40,922        --         2,305,000       215,589

Chancellor Media Corp.(2)   1,700,000         --          8,204       14,197        --       2,725,000(1)      129,182

Starbucks Corp.              900,000          --         13,496       16,017        --            --             --

Sun Microsystems, Inc.      6,800,600         --         69,739       215,006       --            --             --

Tel-Save Holdings, Inc.        --           67,932         --           --          --         3,700,000       84,291

Teva Pharmaceutical
Industries Ltd. ADR         2,450,000         --         133,342     (23,276)      $164           --             --
                                         -------------------------------------------------                 -------------
                                           $128,273     $601,248     $300,727      $164                      $1,220,934
                                         =================================================                 =============


------------------------------------------------------------------------------------------------------------------------------------
VISTA
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ($ in Thousands)

Brightpoint, Inc.(1)        1,350,000         --         $29,277     $ 18,104       --            --             --

Comverse Technology, Inc.    750,000          --         21,844        4,322        --            --             --

Dura Pharmaceuticals, Inc.    425,000       $  5,835     10,975        4,190        --            --             --

Hyperion Software Corp.     1,400,000        3,625       19,386       13,001        --          700,000        $30,450

IDEC Pharmaceuticals Corp.    650,000        15,436       8,093        2,172        --          840,700        30,108

Medicis Pharmaceutical Corp.  810,000          --         28,926        8,657        --            --             --

North Face, Inc. (The)         --           17,602         --           --          --          670,000        15,012

Nutraceuticals
International, Inc.            --            4,589        2,661        (154)        --          102,540         1,862

P-COM, Inc.                 2,100,000         --         30,246        9,003        --            --             --

Sanmina Corp.                770,000        17,515       35,495        5,959        --          345,000        31,007
                                         -------------------------------------------------                 -------------
                                            $64,602     $186,903      $65,254       --                        $108,439
                                         =================================================                 =============

(1) Includes adjustments for shares received from stock split and/or stock spinoff during the period.

(2) Formerly known as Evergreen Media Corporation.


                                                www.americancentury.com   25


Ultra's Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                            Investor Class
                                 1998(1)       1997        1996        1995         1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period .......  $      33.46       $      29.52      $      28.03      $      21.16      $      21.61  $      15.46
                             ------------       ------------      ------------      ------------      ------------  ------------

Income From
Investment Operations

  Net Investment
  Income (Loss) ...........         --(2)               0.01(2)          (0.05)(2)         (0.07)(2)         (0.03)        (0.09)

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions .          5.73               5.62              2.84              7.58             (0.42)         6.24
                             ------------       ------------      ------------      ------------      ------------  ------------

  Total From
  Investment Operations ...          5.73               5.63              2.79              7.51             (0.45)         6.15
                             ------------       ------------      ------------      ------------      ------------  ------------

Distributions

  From Net
  Investment Income .......         (0.01)              --                --                --                --            --

  From Net Realized
  Gains on
  Investment Transactions .         (7.07)             (1.69)            (1.19)            (0.64)             --            --

  Distributions in Excess
  of Net Realized Gains ...          --                 --               (0.11)             --                --            --
                             ------------       ------------      ------------      ------------      ------------  ------------

  Total Distributions .....         (7.08)             (1.69)            (1.30)            (0.64)             --            --
                             ------------       ------------      ------------      ------------      ------------  ------------

Net Asset Value,
End of Period .............  $      32.11       $      33.46      $      29.52      $      28.03      $      21.16  $      21.61
                             ============       ============      ============      ============      ============  ============


  Total Return(3) .........         21.58%             19.95%            10.79%            36.89%            (2.08)%       39.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ................          1.00%(4)           1.00%             1.00%             1.00%             1.00%         1.00%

Ratio of Net Investment
Income to Average
Net Assets ................          0.02%(4)           0.03%            (0.20)%           (0.30)%           (0.10)%       (0.60)%

Portfolio Turnover Rate ...            63%               107%               87%               87%               78%           53%

Average Commission Paid
per Share of Equity
Security Traded ...........  $     0.0422       $     0.0398      $     0.0350      $     0.0330             --(5)         --(5)

Net Assets, End of
Period (in millions) ......  $     25,967       $     21,695      $     18,266      $     14,376      $     10,344  $      8,037

(1) Six months ended April 30, 1998 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS -- This page itemizes what contributed to the class's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* distributions of income and capital gains paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements.


26   1-800-345-2021


Ultra's Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                       1998(1)            1997       1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..............   $   33.36       $   29.52     $   29.55
                                     ---------       ---------     ---------


Income From
Investment Operations

  Net Investment Loss(3) .........       (0.04)          (0.07)        (0.02)

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions ........        5.74            5.60         (0.01)
                                     ---------       ---------     ---------

  Total From
  Investment Operations ..........        5.70            5.53         (0.03)
                                     ---------       ---------     ---------

Distributions

  From Net Realized
  Gains on
  Investment Transactions ........       (6.98)          (1.69)         --
                                     ---------       ---------     ---------

Net Asset Value,
End of Period ....................   $   32.08       $   33.36     $   29.52
                                     =========       =========     =========


  Total Return(4) ................       21.48%          19.59%        (0.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets .......................        1.25%(5)        1.25%         1.25%(5)

Ratio of Net Investment
Income to Average
Net Assets .......................   (0.23)%(5)          (0.22)%   (0.80)%(5)

Portfolio Turnover Rate ..........          63%            107%           87%

Average Commission Paid
per Share of Equity
Security Traded ..................   $  0.0422       $  0.0398     $  0.0350

Net Assets, End of
Period (in millions) .............   $      78       $      31     $      13

(1) Six months ended April 30, 1998 (unaudited).

(2) October 2, 1996 (commencement of sale) through October 31, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.


                                                   www.americancentury.com  27


Ultra's Financial Highlights (continued)
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                        Institutional Class
                                                     1998(1)          1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period .........  $     33.53       $     30.78
                                                -----------       -----------


Income From Investment Operations

   Net Investment Income(3) ..................         0.02              0.06

   Net Realized and Unrealized Gain on
   Investment Transactions ...................         5.75              4.38
                                                -----------       -----------

   Total From Investment Operations ..........         5.77              4.44
                                                -----------       -----------

Distributions

   From Net Investment Income ................        (0.09)             --

   From Net Realized Gains on
   Investment Transactions ...................        (7.07)            (1.69)
                                                -----------       -----------

   Total Distributions .......................        (7.16)            (1.69)
                                                -----------       -----------

Net Asset Value, End of Period ...............  $     32.14       $     33.53
                                                ===========       ===========


   Total Return(4) ...........................        21.71%            15.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average
Net Assets ...................................         0.80%(5)         0.80%(5)

Ratio of Net Investment Income to Average
Net Assets ...................................         0.22%(5)         0.23%(5)

Portfolio Turnover Rate ......................           63%              107%

Average Commission Paid per Share of Equity
Security Traded ..............................  $    0.0422       $    0.0398

Net Assets, End of Period (in thousands) .....  $     1,510       $       334

(1) Six months ended April 30, 1998 (unaudited).

(2) November 14, 1996 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.


28   1-800-345-2021


Vista's Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                              Investor Class
                                 1998(1)       1997         1996          1995         1994        1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ............ $14.53       $15.68        $15.73        $10.94       $12.24      $11.01
                                 ------       ------        ------        ------       ------      ------


Income From
Investment Operations

   Net Investment Loss .........(0.03)(2)    (0.10)(2)     (0.11)(2)     (0.08)(2)     (0.08)      (0.07)

   Net Realized and
   Unrealized Gain (Loss) on
   Investment Transactions ..... (0.14)        0.13          1.09          4.90         0.45        1.95
                                 ------       ------        ------        ------       ------      ------

   Total From
   Investment Operations ....... (0.17)        0.03          0.98          4.82         0.37        1.88
                                 ------       ------        ------        ------       ------      ------

Distributions

   From Net Realized Gains on
   Investment Transactions ..... (0.80)       (1.18)        (1.02)        (0.03)       (1.66)      (0.64)

   Distributions in Excess
   of Net Realized Gains .......   --           --          (0.01)          --         (0.01)      (0.01)
                                 ------       ------        ------        ------       ------      ------

   Total Distributions ......... (0.80)       (1.18)        (1.03)        (0.03)       (1.67)      (0.65)
                                 ------       ------        ------        ------       ------      ------

Net Asset Value,
End of Period .................. $13.56       $14.53        $15.68        $15.73       $10.94      $12.24
                                 ======       ======        ======        ======       ======      ======


   Total Return(3) ............. (0.44)%       0.29%         6.96%        44.20%        4.16%      17.71%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets ..................... 1.00%(4)       1.00%         0.99%         0.98%        1.00%       1.00%

Ratio of Net Investment
Income to Average
Net Assets .....................(0.44)%(4)     (0.73)%       (0.70)%       (0.60)%      (0.80)%     (0.60)%

Portfolio Turnover Rate ........  103%          96%           91%           89%         111%        133%

Average Commission Paid
per Share of Equity
Security Traded ................ $0.0308      $0.0292       $0.0280       $0.0330       --(5)       --(5)

Net Assets, End of
Period (in millions) ........... $1,512       $1,828        $2,276        $1,676        $792        $847

(1) Six months ended April 30, 1998 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) Disclosure of average commission paid per share of equity security traded was not required prior to the year ended October 31, 1995.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS -- This page itemizes what contributed to the class's change in share price during the period, and compares this to changes over the last five fiscal years (or less, if the class is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period
* investment income and capital gains or losses
* distributions of income and capital gains paid to shareholders
* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions
* expense ratio--operating expenses as a percentage of average net assets
* net income ratio--net investment income as a percentage of average net assets
* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements.


                                                 www.americancentury.com    29


Vista's Financial Highlights (continued)
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                                    Advisor Class
                                        1998(1)           1997       1996(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..............   $   14.50        $   15.67    $   16.87
                                     ---------        ---------    ---------

Income From
Investment Operations

  Net Investment Loss(3) .........       (0.05)           (0.14)       (0.02)

  Net Realized and
  Unrealized Gain (Loss) on
  Investment Transactions ........       (0.14)            0.15        (1.18)
                                     ---------        ---------    ---------

  Total From
Investment Operations ............       (0.19)            0.01        (1.20)
                                     ---------        ---------    ---------

Distributions

  From Net Realized Gains on
  Investment Transactions ........       (0.80)           (1.18)        --
                                     ---------        ---------    ---------

Net Asset Value,
End of Period ....................   $   13.51        $   14.50    $   15.67
                                     =========        =========    =========


  Total Return(4) ................       (0.58)%           0.15%       (7.11)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets .......................        1.25%(5)         1.25%        1.25%(5)

Ratio of Net Investment
Income to Average
Net Assets .......................      (0.69)%(5)        (0.98)%     (1.20)%(5)

Portfolio Turnover Rate ..........         103%              96%          91%

Average Commission
Paid per Share of Equity
Security Traded ..................   $  0.0308        $  0.0292    $  0.0280

Net Assets, End of
Period (in millions) .............   $       6        $       7    $       6

(1) Six months ended April 30, 1998 (unaudited).

(2) October 2, 1996 (commencement of sale) through October 31, 1996.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.


30   1-800-345-2021


Vista's Financial Highlights (continued)
--------------------------------------------------------------------------------

                       FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                   Institutional Class
                                                  1998(1)       1997(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period ....    $      14.56      $      15.73
                                             ------------      ------------

Income From Investment Operations

   Net Investment Loss(3) ...............           (0.01)            (0.07)

   Net Realized and
   Unrealized Gain (Loss) on
   Investment Transactions ..............           (0.14)             0.08
                                             ------------      ------------

   Total From Investment Operations .....           (0.15)             0.01
                                             ------------      ------------

Distributions

   From Net Realized Gains on
   Investment Transactions ..............           (0.80)            (1.18)
                                             ------------      ------------

Net Asset Value, End of Period ..........    $      13.61      $      14.56
                                             ============      ============


   Total Return(4) ......................           (0.30)%            0.17%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ...................            0.80%(5)          0.80%(5)

Ratio of Net Investment
Income to Average
Net Assets ..............................          (0.24)%(5)        (0.53)%(5)

Portfolio Turnover Rate .................             103%               96%

Average Commission Paid
per Share of Equity
Security Traded .........................    $     0.0308      $     0.0292

Net Assets, End of
Period (in thousands) ...................    $         84      $     13,581

(1) Six months ended April 30, 1998 (unaudited).

(2) November 14, 1996 (commencement of sale) through October 31, 1997.

(3) Computed using average shares outstanding throughout the period.

(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

                                              See Notes to Financial Statements.


                                                 www.americancentury.com     31


Share Class and Retirement Account Information
--------------------------------------------------------------------------------

SHARE CLASSES

     All shares issued and outstanding before September 3, 1996, have been designated as INVESTOR CLASS shares. Investor Class shares may also be purchased after September 3, 1996. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS IS CURRENTLY LISTED.

     In addition, there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class shares are subject to a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services, and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased. The total expense ratio of the Advisor Class shares is 0.25% higher than the total expense ratio of the Investor Class shares.

     There is also an INSTITUTIONAL CLASS, which is available to endowments, foundations, defined benefit pension plans or financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the total expense ratio of the Institutional Class shares is 0.20% less than the total expense ratio of the Investor Class shares.

     All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b) account] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


32   1-800-345-2021


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Twentieth Century Group offers 10 equity funds that invest in the stocks of growing companies, both domestically and internationally. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own successful companies, which we define as those with growing earnings and revenues. Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

     In addition to these principles, each fund has its own investment policies:

     TWENTIETH CENTURY ULTRA generally invests in the securities of mid-sized and larger companies that exhibit growth. It will typically have significant price fluctuations.

     TWENTIETH CENTURY VISTA invests mainly in the securities of smaller and medium-sized firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential.

COMPARATIVE INDICES

     The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

     The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

     The S&P MIDCAP 400 is a capitalization-weighted index of the stocks of the 400 largest leading U.S. companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

     The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

     The RUSSELL 2500 INDEX was created by the Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded U.S. companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $650 million. The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.


[right margin]

INVESTMENT TEAM LEADERS

ULTRA
-------------------------------------------
PORTFOLIO MANAGER:         JIM STOWERS III
PORTFOLIO MANAGER:         BRUCE WIMBERLY
PORTFOLIO MANAGER:         JOHN SYKORA, CFA

VISTA
-------------------------------------------
PORTFOLIO MANAGER:         GLENN FOGLE, CFA
PORTFOLIO MANAGER:         ARNOLD DOUVILLE


                                                www.americancentury.com      33


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 26-31.

PORTFOLIO STATISTICS

* NUMBER OF COMPANIES-- the number of different companies held by a fund on a given date.

* PRICE/EARNINGS (P/E) RATIO-- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

* PORTFOLIO TURNOVER-- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

* EXPENSE RATIO-- the operating expenses of the fund, expressed as a percentage of average net assets. Share-holders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF STOCKS

* BLUE-CHIP STOCKS-- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

* CYCLICAL STOCKS-- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

* GROWTH STOCKS-- stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

* LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

* MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P 400.

* SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS-- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

* VALUE STOCKS-- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

* PRICE/BOOK RATIO-- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)


34   1-800-345-2021


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36   1-800-345-2021

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(c) 1998 AMERICAN CENTURY SERVICES CORPORATION
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            [40 Years logo]
   Four Decades of Serving Investors
            American Century
               1958-1998

American Century Investments
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Kansas City, MO 64141-6200
www.americancentury.com

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